UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

With Copies to:

Rose F. DiMartino, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: 877-332-7806

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Item 1.	Reports to Stockholders.

ANNUAL REPORT

ABERDEEN FUNDS EQUITY SERIES

OCTOBER 31, 2010

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen Global Equity Fund

Aberdeen Global Financial Services Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Natural Resources Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1

Market Review	Page 2

Aberdeen China Opportunities Fund	Page 3
Aberdeen Emerging Markets Fund	Page 8
Aberdeen Equity Long-Short Fund	Page 13
Aberdeen Global Equity Fund	Page 20
Aberdeen Global Financial Services Fund	Page 25
Aberdeen Global Small Cap Fund	Page 29
Aberdeen International Equity Fund	Page 34
Aberdeen Natural Resources Fund	Page 39
Aberdeen Small Cap Fund	Page 44
Aberdeen U.S. Equity Fund	Page 50

Financial Statements	Page 56

Notes to Financial Statements	Page 94

Report of Independent Registered Public Accounting Firm	Page 113

Other Tax Information	Page 114

Shareholder Expense Examples	Page 115

Supplemental Information	Page 117
Management of the Funds	Page 120

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Message to Shareholders

December 17, 2010

Dear Aberdeen Funds Shareholder:

Welcome to the 2010 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2010. We would like to extend a particularly warm welcome to the more than 5,000 new shareholders to Aberdeen Funds who joined us from the Pacific Capital Funds in July.

It is very pleasing to report that, with the support of positive markets, new investors and the new shareholders referred to above, the Aberdeen Funds family now exceeds $6 billion in assets under management. We continue to invest additional resources in the development and promotion of the fund range and look forward to continuing the growth momentum established during the course of the year.

Market Overview

The economic reports that have come out over most of the past year have generally been greeted positively. There has been sufficient good news to allow investors to continue to buy into the notion of the “normalized recovery.” However, slowly but surely, this “glass half full” has ebbed into a “glass half empty” environment. Global equity markets remained volatile during the period amid investors’ concerns about the possible implications of significant regulatory reform in the U.S., a sovereign credit crisis in the European Union, and record-high prices for many commodities. Nonetheless, stocks generally posted robust gains amid improving – albeit somewhat sluggish – economic data and positive earnings news.

We believe that the outlook for global growth remains uncertain, although there seems to be slightly more likelihood that the world will escape a renewed recession than experience a “double dip.” Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

Aberdeen Honors Fallen at British Garden at Hanover Square

Aberdeen gifted a “Braemar Stone” from the heart of Royal Deeside in Scotland to the British Garden at Hanover Square in New York City. The stone and its plinth are one of the prominent features in the garden which was formally opened on July 6, 2010 by Her Majesty The Queen. The Garden was created to honor the memories of the 67 British citizens who lost their lives in the World Trade Center attacks on September 11, 2001. Situated in Lower Manhattan, the Garden also celebrates the historic ties of friendship between the U.S. and the UK and aims to bring British heritage and arts initiatives to the community and city of New York. A short film of the event is available on our website, www.aberdeen-asset.us.

Thank you for investing with us.

Very truly yours,

Gary Marshall

President

Aberdeen Funds

2010 Annual Report

Market Review

Anne Richards, Chief Investment Officer – Aberdeen Asset Management

During the annual period ended October 31, 2010, global equity markets rose on optimism over the economic recovery and generally positive earnings reports. Emerging markets outperformed their developed counterparts, reflecting stronger growth prospects. China, India and Brazil remained well-supported by domestic demand; significantly, second-quarter data showed China overtaking Japan as the world’s second-largest economy. In contrast, developed economies remained sluggish, even though fiscal stimulus programs initially boosted consumer spending. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations of the U.S. Federal Reserve’s implementation of a second round of quantitative easing lifted sentiment.

Many U.S. companies reported better-than-expected earnings results for the first three quarters of 2010. The most recent U.S. Commerce Department data indicate that corporate profits exceeded their 2007 levels on an annualized basis for the first six months of the year, and are up significantly from the same period in 2009. Despite the overall positive outlook, economic growth remains sluggish. According to the Commerce Department’s most recent estimate, the U.S. economy expanded 2.5% in the third quarter of 2010. The gain was significantly below the robust 5.0% growth rate seen as recently as the fourth quarter of 2009.

European stocks encountered some turbulence due to concerns over the ongoing sovereign debt problems in the peripheral European markets of Greece, Spain and Portugal and, later in the period, the solvency of Irish banks. Stocks in the region subsequently gained ground, however, amid a calming of concerns over the fiscal situation, as well as speculation regarding further quantitative easing in the U.S. In our view, European companies generally are in good financial shape, with low leverage and healthy cash positions on their balance sheets.

A strong recovery in key economies, coupled with a notable improvement in corporate results, buoyed emerging markets equities during the period. There were intermittent sell-offs amid renewed concerns over the Eurozone’s debt crisis and China’s aggressive monetary policy tightening to cool overheating asset prices. But flush liquidity in search of high-yielding assets helped emerging markets make impressive gains over the reporting period, outperforming their developed-market peers. The market rebound was led by the Europe, Middle East and Africa (EMEA) region, where economic strength outweighed worries that fiscally-challenged European economies might default on their debts. Latin America also performed well, boosted further by the U.S. Federal Reserve’s readiness to implement a second round of quantitative easing to support the economic recovery.

The credit problems in the Eurozone, along with increasing concerns about the continued deterioration in Irish banks, also led to uncertainty in the global fixed income markets. The resulting flight to quality led to an increase in demand for high-quality government bonds, resulting in lower yields in most major markets. In particular, U.S., UK and German government bonds benefited from their perceived “safe haven” status. The European Central Bank and International Monetary Fund support packages and fiscal tightening by many European countries saw fears over sovereign defaults subside in the third quarter of 2010. Central bank official rates in the U.S., the Eurozone, the UK and Japan remained at their all-time lows throughout the year. Speculation over further action by these central banks to promote sustained growth in the face of a weakening economic growth outlook also helped bond markets, and both the Bank of Japan and the U.S. Federal Reserve announced additional quantitative easing in late 2010. Conversely, emerging markets and commodity-led economies experienced strong growth, and markets such as Canada, Australia and Sweden saw official interest rate increases.

Global equity market indices have rebounded from their recession lows, but continue to exhibit high levels of volatility amid a clouded economic direction. Investors appear to be discounting the likelihood of higher earnings to come and, therefore, many great businesses remain undervalued, in our opinion. Nevertheless, we believe that there seems slightly more likelihood that the world economies escape a renewed recession than experience a “double dip.” Monetary policymakers in some Asian and emerging market economies have begun to take pre-emptive action to keep inflation in check, but elsewhere expansionary fiscal policies are still prevalent. In the U.S., estimates for S&P 500 Index company earnings have continued to rise on improved operations, recovering demand, and a surge in merger-and-acquisition activity. We feel that business valuations and volatility levels can revert to their historical norms over time.

Annual Report 2010

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A at NAV) returned 26.58% for the annual period ended October 31, 2010, versus 14.54% for its benchmark, MSCI Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds (consisting of 77 funds) was 21.11% for the period.

China and Hong Kong equities posted double-digit returns during the reporting period, though they lagged most other emerging markets. The MSCI Zhong Hua Index rose earlier in the period, aided by a brighter economic outlook and supportive monetary policy. However, in January, markets corrected sharply as Beijing scaled back bank lending, reflecting its worries over the excesses of earlier stimulus. Although equities rebounded subsequently amid solid corporate earnings and optimism about the global recovery, concerns over regulatory tightening in China persisted, while Europe’s sovereign debt crisis and uncertain growth prospects in the U.S. continued to cloud investor sentiment. Towards the end of the review period, equities staged a strong rally thanks to positive Chinese economic data and the prospect of further quantitative easing in the U.S. Gains, however, were limited by Beijing’s unexpected interest rate hike, the first in nearly three years.

The key contributors to the Fund’s relative return among individual stock positions were Hong Kong-based conglomerate Jardine Strategic; apparel retailer Giordano International; and logistics company IDS Group. Singapore exchange-listed Jardine Strategic’s outperformance was largely attributable to solid earnings results that were driven by its underlying businesses, along with its offer to buy back its own shares. Likewise, positive results bolstered Giordano’s share price. The retailer benefited from tight cost control, a better merchandise mix and improved retail sentiment. Shares of IDS Group rallied following a takeover by its sister company, Li & Fung.

Fund performance was hindered somewhat by our holding in property developer Yanlord Land, as well as our lack of exposure to industrial conglomerate Hutchison Whampoa and Internet services provider Tencent Holdings. Both Hutchison and Tencent reported upbeat results, while Yanlord’s share price was hurt by Beijing’s measures to curb fast-rising property prices. However, we believe that Yanlord, with its robust balance sheet and reputation for quality products, will benefit in the event of a sector consolidation. Therefore, we maintain a position in the company.

During the annual period, we initiated positions in China Resources Enterprise, whose core businesses include retail, beverage, and food processing and distribution; Li & Fung, which we believe to be a well-managed trading company with sound financials and good corporate governance; and Huaxin Cement, which is majority-owned by the Holcim Group. In addition, we subscribed to the initial public offering of AIA Group, a leading life insurance group with a strong presence in Asia.

The Fund’s largest absolute stock weightings include Swire Pacific, Jardine Strategic Holdings and China Mobile. Swire Pacific is a Hong Kong exchange-listed conglomerate which has been increasing exposure to China through its aviation, industrial and property businesses. Jardine Strategic has interests mainly in greater China and some parts of Southeast Asia. We feel that the company is particularly well managed and has maintained a sound business model and healthy financials. China Mobile has been facing fierce competition following industry reform. To its credit, however, the telecom remains the country’s largest–and most profitable–mobile phone operator.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign small and mid cap securities are generally more volatile, harder to price and less liquid than U.S. securities. Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of large-cap companies.

Concentrating investments in China and Hong Kong subject the fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

2010 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2010)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	26.58%	22.89%	20.53%
	w/SC3	19.31%	21.43%	19.41%
Class B	w/o SC	25.69%	21.99%	19.66%
	w/SC4	20.69%	21.81%	19.66%
Class C	w/o SC	25.74%	21.98%	19.63%
	w/SC5	24.74%	21.98%	19.63%
Class R6	w/o SC	26.30%	22.56%	20.20%
Institutional Service Class[6]	w/o SC	27.00%	23.20%	20.81%
Institutional Class[6]	w/o SC	26.73%	23.16%	20.82%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% (CDSC) was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Annual Report 2010

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong. The index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Common Stocks	97.1%
Repurchase Agreement	3.6%
Rights	0.2%
Liabilities in excess of other assets	(0.9%	)
	100.0%

Top Industries
Real Estate Management & Development	17.6%
Commercial Banks	11.8%
Oil, Gas & Consumable Fuels	7.7%
Industrial Conglomerates	7.4%
Food & Staples Retailing	5.2%
Hotels, Restaurants & Leisure	5.1%
Wireless Telecommunication Services	4.5%
Semiconductors & Semiconductor Equipment	4.4%
Textiles, Apparel & Luxury Goods	4.1%
Distributors	3.7%
Other	28.5%
100.0%

Top Holdings*
Swire Pacific Ltd., Class B	7.5%
Jardine Strategic Holdings Ltd.	7.4%
China Mobile Ltd.	4.5%
ASM Pacific Technology Ltd.	4.5%
Hang Lung Group Ltd.	4.0%
Standard Chartered PLC (HK Listing)	3.9%
Sun Hung Kai Properties Ltd.	3.9%
PetroChina Co. Ltd.	3.8%
Li & Fung Ltd.	3.7%
CNOOC Ltd.	3.7%
Other	53.1%
100.0%

Top Countries
Hong Kong	70.0%
China	23.2%
United Kingdom	4.1%
United States	3.6%
Other	(0.9%	)
	100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

2010 Annual Report

Statement of Investments

October 31, 2010

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.1%)
CHINA (23.2%)
Commercial Banks (1.9%)
China Merchants Bank Co. Ltd. (a)	$347,833	$986,629
Construction Materials (1.1%)
Huaxin Cement Co. Ltd., B Shares (a)	262,000	577,166
Food & Staples Retailing (2.1%)
China Resources Enterprise Ltd. (a)	266,000	1,120,696
Gas Utilities (2.2%)
ENN Energy Holdings Ltd. (a)	384,000	1,149,477
Oil, Gas & Consumable Fuels (7.7%)
CNOOC Ltd. (a)	927,000	1,930,494
PetroChina Co. Ltd. (a)	1,620,000	1,989,898
PetroChina Co. Ltd. ADR	912	112,130
		4,032,522
Real Estate Management & Development (2.2%)
Yanlord Land Group Ltd. (a)	850,000	1,136,283
Textiles, Apparel & Luxury Goods (1.5%)
Li Ning Co. Ltd. (a)	270,000	768,328
Wireless Telecommunication Services (4.5%)
China Mobile Ltd. (a)	229,000	2,338,620
		12,109,721
HONG KONG (70.0%)
Commercial Banks (5.8%)
Dah Sing Banking Group Ltd. (a)	822,000	1,407,600
Wing Hang Bank Ltd. (a)	137,500	1,607,131
		3,014,731
Consumer Finance (2.9%)
AEON Credit Service (Asia) Co. Ltd. (a)	824,000	696,698
Public Financial Holdings Ltd. (a)	1,210,000	807,616
		1,504,314
Containers & Packaging (1.0%)
Hung Hing Printing Group Ltd. (a)	1,660,000	520,644
Distributors (3.7%)
Li & Fung Ltd. (a)	366,190	1,934,176
Diversified Telecommunication Services (1.4%)
Asia Satellite Telecommunications Holdings Ltd. (a)	402,000	720,890
Electric Utilities (0.9%)
CLP Holdings Ltd. (a)	61,000	495,895
Food & Staples Retailing (3.1%)
Convenience Retail Asia Ltd. (a)	902,000	349,560
Dairy Farm International Holdings Ltd. (a)	166,500	1,298,700
		1,648,260

	Shares or Principal Amount	Value
Hotels, Restaurants & Leisure (5.1%)
Cafe De Coral Holdings Ltd. (a)	$310,000	$871,859
Hongkong & Shanghai Hotels Ltd. (The) (a)	1,027,000	1,811,524
		2,683,383
Industrial Conglomerates (7.4%)
Jardine Strategic Holdings Ltd. (a)	148,500	3,891,150
Insurance (2.3%)
AIA Group Ltd.*	409,800	1,221,271
Marine (1.3%)
Pacific Basin Shipping Ltd. (a)	933,000	683,137
Multi-line Retail (3.3%)
AEON Stores (Hong Kong) Co. Ltd. (a)	786,000	1,713,711
Real Estate Management & Development (15.4%)
Hang Lung Group Ltd. (a)	316,000	2,103,374
Sun Hung Kai Properties Ltd. (a)	119,000	2,039,348
Swire Pacific Ltd., Class B (a)	1,470,000	3,902,636
		8,045,358
Road & Rail (3.4%)
MTR Corp. Ltd. (a)	460,252	1,756,544
Semiconductors & Semiconductor Equipment (4.4%)
ASM Pacific Technology Ltd. (a)	257,000	2,330,533
Specialty Retail (2.6%)
Giordano International Ltd. (a)	2,260,000	1,358,021
Textiles, Apparel & Luxury Goods (2.6%)
Texwinca Holdings Ltd. (a)	1,244,000	1,356,587
Transportation Infrastructure (3.4%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	104,800	1,766,360
		36,644,965
UNITED KINGDOM (3.9%)
Commercial Banks (3.9%)
Standard Chartered PLC (HK Listing) (a)	70,515	2,052,560
Total Common Stocks		50,807,246
RIGHTS (0.2%)
UNITED KINGDOM (0.2%)
Commercial Banks (0.2%)
Standard Chartered PLC*	8,814	75,504
Total Rights		75,504

See accompanying notes to financial statements.

Annual Report 2010

Statement of Investments (concluded)

October 31, 2010

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (3.6%)
UNITED STATES (3.6%)
State Street Bank, 0.11%, dated 10/29/2010, due 11/01/10, repurchase price $1,882,017, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $1,924,071.	$1,882,000	$1,882,000
Total Repurchase Agreement		1,882,000
Total Investments (Cost $35,314,360) (b)—100.9%		52,764,750

Liabilities in excess of other assets—(0.9)%		(445,730)
Net Assets—100.0%		$52,319,020

*	Non income-producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

2010 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A at NAV) returned 33.26% for the annual period ended October 31, 2010, versus 23.89% for its benchmark, MSCI Emerging Markets Index. For broader comparison, the average return for the Fund’s Lipper Inc. peer category of Emerging Markets Funds (consisting of 386 funds) was 25.81% for the period.

A strong recovery in key economies, coupled with a notable improvement in corporate results, buoyed emerging equities over the year under review. There were intermittent sell-offs amid renewed concerns over the Eurozone’s debt crisis and China’s aggressive monetary policy tightening to cool overheating asset prices. But flush liquidity in search of high-yielding assets helped emerging markets make impressive gains over the reporting period, outperforming their developed-market peers. The market rebound was led by the Europe, Middle East and Africa (EMEA) region, where economic strength and optimism over Europe’s banking sector stress tests outweighed worries that fiscally-challenged European economies might default on their debts. Latin America also performed well, boosted further by the U.S. Federal Reserve’s readiness to implement a second round of quantitative easing to support the economic recovery.

The key contributors to the Fund’s relative return among individual stock positions were South African general merchandise retailer Massmart; Indonesian conglomerate Astra International; and Brazilian clothing retailer Lojas Renner. Both Massmart and Lojas Renner benefited from good corporate earnings results. U.S.-based Wal-Mart’s preliminary offer to acquire Massmart also underpinned the rise in its share price. Shares of Astra International rallied on hopes of continued robust domestic expansion.

The biggest detractor to the Fund’s relative performance was our holding in PetroChina. Results for the Chinese energy company have disappointed because of a tax levy and weaker trading conditions in its downstream businesses. In Russia, Lukoil underperformed versus its peers despite its decision to buy back its own shares from ConocoPhillips. Gedeon Richter lagged due to poor sentiment in the domestic market. The Hungarian pharmaceutical company, however, recovered towards the end of the reporting period, bolstered by the defensive nature of its earnings. We maintain our holdings in all three companies.

We initiated positions in Poland’s Bank Pekao, as we feel that it has quality management, good growth prospects and a decent valuation, and AIA, a leading life insurance group with a strong presence in Asia. We also subscribed to Petrobras’ US$67 billion share offering, which was well received by the market. The Brazilian oil company will use part of the proceeds as payment to the government for offshore oil fields, and the remainder for future investments.

The Fund’s largest individual stock holdings at the end of the reporting period were Vale SA, Samsung Electronics and China Mobile. Brazilian mining company Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversify its asset base. We feel that the company will stand to gain from the growing demand for commodities over the long term. Samsung Electronics is a leading Korean semiconductor company which is also a major player in mobile phones and TFT-LCDs. It has a strong competitive position across each of its three business segments. We remain optimistic about China Mobile’s prospects, given its excellent infrastructure and plans to grow by offering more value-added services and tapping the vast rural market.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	33.26%	15.42%	15.01%
	w/SC2	25.63%	14.06%	14.34%
Class B	w/o SC	32.39%	14.63%	14.25%
	w/SC3	27.39%	14.39%	14.25%
Class C4,5	w/o SC	32.37%	14.64%	14.41%
	w/SC6	31.37%	14.64%	14.41%
Class R4,7	w/o SC	32.84%	15.15%	14.62%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
4	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C shares and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.
7	Not subject to any sales charges.

2010 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Common Stocks	79.4%
Preferred Stocks	17.0%
Repurchase Agreement	3.3%
Rights	0.1%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries
Commercial Banks	19.8%
Oil, Gas & Consumable Fuels	13.6%
Real Estate Management & Development	7.4%
Semiconductors & Semiconductor Equipment	7.4%
Food & Staples Retailing	6.9%
Wireless Telecommunication Services	5.8%
Pharmaceuticals	4.3%
Automobiles	4.0%
Metals & Mining	4.0%
Beverages	3.0%
Other	23.8%
100.0%

Top Holdings*
Vale SA ADR, Preferred Shares	4.0%
Samsung Electronics Co. Ltd., Preferred Shares	3.9%
China Mobile Ltd.	3.7%
Petroleo Brasileiro SA ADR, Preferred Shares	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Banco Bradesco SA ADR, Preferred Shares	3.1%
Fomento Economico Mexicano SAB de CV ADR	3.0%
PetroChina Co. Ltd.	2.9%
Massmart Holdings Ltd.	2.8%
Akbank T.A.S.	2.8%
Other	66.6%
100.0%

Top Countries
Brazil	17.5%
India	12.5%
Mexico	7.5%
China	6.6%
Hong Kong	6.3%
Republic of South Korea	5.3%
South Africa	5.0%
Taiwan	4.8%
Turkey	4.5%
Thailand	4.3%
Other	25.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

Annual Report 2010

Statement of Investments

October 31, 2010

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (79.4%)
BRAZIL (4.4%)
Multiline Retail (1.6%)
Lojas Renner SA	$82,000	$3,240,840
Real Estate Management & Development (1.2%)
Multiplan Empreendimentos Imobiliarios SA	99,851	2,290,295
Tobacco (1.6%)
Souza Cruz SA	62,000	3,187,332
		8,718,467
CHILE (1.8%)
Commercial Banks (1.8%)
Banco Santander Chile ADR	39,000	3,612,960
CHINA (6.6%)
Oil, Gas & Consumable Fuels (2.9%)
PetroChina Co. Ltd. (a)	4,577,200	5,622,321
Wireless Telecommunication Services (3.7%)
China Mobile Ltd. (a)	715,100	7,302,825
		12,925,146
HONG KONG (6.3%)
Insurance (1.2%)
AIA Group Ltd.*	759,000	2,261,945
Real Estate Management & Development (5.1%)
Hang Lung Group Ltd. (a)	737,000	4,905,655
Swire Pacific Ltd., Class A (a)	153,000	2,173,830
Swire Pacific Ltd., Class B (a)	1,125,000	2,986,711
		10,066,196
		12,328,141
HUNGARY (2.7%)
Pharmaceuticals (2.7%)
Richter Gedeon Nyrt. (a)	22,013	5,245,820
INDIA (12.5%)
Automobiles (1.7%)
Hero Honda Motors Ltd. (a)	80,000	3,357,235
Chemicals (1.0%)
Grasim Industries Ltd. (a)	14,262	720,115
Grasim Industries Ltd. GDR, Registered Shares (a)(b)	24,359	1,233,783
		1,953,898
Commercial Banks (1.4%)
ICICI Bank Ltd. (a)	40,000	1,054,158
ICICI Bank Ltd. ADR	31,000	1,629,980
		2,684,138

	Shares or Principal Amount	Value
Construction Materials (0.7%)
Ultratech Cement Ltd. (a)	$38,149	$942,780
Ultratech Cement Ltd. GDR, Registered Shares	6,959	344,590
		1,287,370
Household Products (1.1%)
Hindustan Unilever Ltd. (a)	330,000	2,195,863
Information Technology Services (2.5%)
Infosys Technologies Ltd. (a)	32,500	2,176,042
Infosys Technologies Ltd. ADR	42,000	2,832,480
		5,008,522
Pharmaceuticals (1.0%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	38,211	1,921,636
Thrifts & Mortgage Finance (2.3%)
Housing Development Finance Corp. (a)	295,000	4,565,188
Wireless Telecommunication Services (0.8%)
Bharti Airtel Ltd. (a)	225,000	1,657,551
		24,631,401
INDONESIA (2.3%)
Automobiles (2.3%)
PT Astra International Tbk (a)	700,000	4,481,827
ISRAEL (1.7%)
Pharmaceuticals (0.6%)
Teva Pharmaceutical Industries Ltd. ADR	24,731	1,283,539
Software (1.1%)
CheckPoint Software Technologies Ltd.*	49,335	2,109,071
		3,392,610
ITALY (1.9%)
Energy Equipment & Services (1.9%)
Tenaris SA ADR	92,600	3,836,418
MALAYSIA (3.1%)
Commercial Banks (3.1%)
CIMB Group Holdings Bhd (a)	1,439,100	3,843,107
Public Bank Bhd (Foreign Mkt) (a)	540,000	2,214,495
		6,057,602
MEXICO (7.5%)
Beverages (3.0%)
Fomento Economico Mexicano SAB de CV ADR	108,501	5,957,790
Commercial Banks (2.6%)
Grupo Financiero Banorte SAB de CV	1,186,500	5,076,352
Food & Staples Retailing (1.0%)
Organizacion Soriana SAB de CV, Class B	646,000	1,967,611

See accompanying notes to financial statements.

2010 Annual Report

Statement of Investments (concluded)

October 31, 2010

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
Transportation Infrastructure (0.9%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	$33,000	$1,663,200
		14,664,953
PHILIPPINES (2.3%)
Commercial Banks (1.2%)
Bank of the Philippine Islands (a)	1,646,829	2,246,809
Real Estate Management & Development (1.1%)
Ayala Land, Inc. (a)	5,750,000	2,241,862
		4,488,671
POLAND (1.6%)
Commercial Banks (1.6%)
Bank Pekao SA (a)	48,000	3,133,061
REPUBLIC OF SOUTH KOREA (1.4%)
Food & Staples Retailing (1.4%)
Shinsegae Co. Ltd. (a)	5,530	2,803,437
RUSSIA (2.6%)
Oil, Gas & Consumable Fuels (2.6%)
LUKOIL OAO ADR	91,000	5,082,350
SOUTH AFRICA (5.0%)
Food & Staples Retailing (2.8%)
Massmart Holdings Ltd. (a)	275,680	5,613,698
Specialty Retail (2.2%)
Truworths International Ltd. (a)	438,000	4,322,122
		9,935,820
TAIWAN (4.8%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,302,308	6,793,874
Wireless Telecommunication Services (1.3%)
Taiwan Mobile Co. Ltd. (a)	1,170,000	2,608,248
		9,402,122
THAILAND (4.3%)
Construction Materials (2.2%)
Siam Cement PCL, Foreign Shares (a)	396,500	4,362,336
Oil, Gas & Consumable Fuels (2.1%)
PTT Exploration & Production PCL, Foreign Shares (a)	700,000	4,004,134
		8,366,470
TURKEY (4.5%)
Commercial Banks (2.8%)
Akbank T.A.S. (a)	901,001	5,585,161
Food & Staples Retailing (1.7%)
BIM Birlesik Magazalar A.S. (a)	94,000	3,226,284
		8,811,445

	Shares or Principal Amount	Value
UNITED KINGDOM (2.1%)
Commercial Banks (2.1%)
Standard Chartered PLC (a)	$145,000	$4,194,105
Total Common Stocks		156,112,826
PREFERRED STOCKS (17.0%)
BRAZIL (13.1%)
Commercial Banks (3.1%)
Banco Bradesco SA ADR, Preferred Shares	295,080	6,137,664
Metals & Mining (4.0%)
Vale SA ADR, Preferred Shares	272,000	7,814,560
Oil, Gas & Consumable Fuels (6.0%)
Petroleo Brasileiro SA ADR, Preferred Shares	233,000	7,267,270
Ultrapar Participacoes SA, Preferred Shares	74,000	4,495,795
		11,763,065
		25,715,289
REPUBLIC OF SOUTH KOREA (3.9%)
Semiconductors & Semiconductor Equipment (3.9%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	15,700	7,714,743
Total Preferred Stocks		33,430,032
RIGHTS (0.1%)
UNITED KINGDOM (0.1%)
Commercial Banks (0.1%)
Standard Chartered PLC*	18,125	152,619
Total Rights		152,619
REPURCHASE AGREEMENT (3.3%)
United States (3.3%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $6,565,060, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $6,696,627	$6,565,000	6,565,000
Total Repurchase Agreement		6,565,000
Total Investments (Cost $140,488,116) (c)—99.8%		196,260,477

Other assets in excess of liabilities—0.2%		420,506
Net Assets—100.0%		$196,680,983

*	Non income-producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.63% of net assets as of October 31, 2010.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2010

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at NAV) returned 6.47% for the annual period ended October 31, 2010, versus 0.12% for its benchmark, the Citigroup 3-Month T-Bill Index, and 16.52% for the broader-market Standard & Poor’s (S&P) 500 Index. For broader comparison, average return of the Fund’s Lipper peer category of Long/Short Equity Funds (consisting of 127 funds) was 6.87% for the period.

During the annual period, the U.S. equity market saw significant regulatory reform in the healthcare and financial sectors, record-low interest rates as the Federal Reserve Board maintained its monetary easing measures, and continued high unemployment levels. Despite these headwinds, companies produced generally positive corporate earnings reports attributable mainly to cost-control measures and improvement in demand. Consequently, U.S. stocks, as measured by the broader-market S&P 500 Index, posted double-digit gains during the review period. Markets were underpinned by improving earnings at the corporate level, while economic data carried a positive tone. The accelerating pace of merger-and-acquisition activity also helped to boost the market’s performance in the last several months of the period. Companies have begun deploying cash into both strategic mergers and industry-consolidating acquisitions. Not only are these companies improving profitability and posting organic earnings growth, they are also investing for their future growth. Furthermore, many have initiated share repurchases to return some of the excess cash to their investors.

Fund performance generally benefited from long positions in high-quality companies for which business conditions improved during the period. Strength from long positions in most sectors aided performance. The main contributors within information technology included software maker McAfee, which was acquired by Intel; networking company F5 Communications; outsourcing servicer Cognizant Technologies; and software giant Oracle. All four companies saw generally strong improvement in their core businesses, driven by efficiency-focused investment by larger companies which are still striving to improve their infrastructures. Strong performers in the industrials sector included BorgWarner, a maker of drivetrain and emission components for autos; and Cummins, a truck engine maker. Deere & Co., a global manufacturer of farm equipment, benefited from the sharply improving economic environment for the farming industry. Long positions in other sectors also contributed, with specialty finance company CapitalSource successfully returning to profitability, and Hill-Rom, a hospital bed maker, seeing profits rise as a result of restructuring that the company accomplished during the economic slowdown. In the consumer discretionary sector, our long exposures to travel-related companies Starwood Hotels & Resorts Worldwide and priceline.com also had a positive impact as their strong business models benefited from an increase in travel spurred by the economic recovery. Despite the generally positive tenor of equity markets during the period, performance was enhanced by several short positions in companies for which fundamentals continued to deteriorate during the period: JC Penney lost market share to other retailers; Capella Education faced headwinds to student enrollment; and video game producer Electronic Arts is being forced to invest more heavily in product development in an increasingly competitive market.

While the Fund’s long positions generally contributed positively to performance, we had several long positions in some companies that experienced deterioration in their core businesses, ultimately depressing their stock prices. Brocade Communications lost share in its core IT networking switch market. Early in the period, CVS struggled with its pharmacy benefit management business. However, after our recent analysis of the operating environment and our discussions with company management, we were comfortable increasing the size of the position. Healthcare supplies company Baxter International saw increased competition in its blood plasma-related businesses. A few of our short positions also hindered Fund performance. The primary detractors included online auction company eBay due to the rapid improvement of its PayPal online payment processing business. We maintain the short exposure to eBay, although we have trimmed the size of the position. Specialty retailer Williams-Sonoma’s store business rebounded earlier than we had anticipated; however, we maintain the short exposure. Energy services provider Complete Production Services benefited from strength in servicing unconventional gas drilling operations in North America. We have closed the short position in Complete Production Services.

The Fund’s average net long position over the period was significantly higher than the average for the preceding fiscal year, and ended the period close to 40%. We continue to monitor the environment and the implications of the Fund’s market exposure. The Fund is net long in each sector in which it is invested. We intend to maintain the net long position for the near future, with positive exposures to technology, consumer discretionary, industrials and healthcare companies. Equity markets remain volatile and no longer price in significant risks of a weakening economy, yet we do not believe that they are expensive in a traditional sense. We continue to seek opportunities to own companies which we feel can maintain steady improvement and to look for short positions in companies where we identify evidence of deterioration in underlying quality metrics and fundamentals.

The Fund’s largest long positions are business transaction services company Visa and semiconductor manufacturer Marvell Technology Group. Visa reported better-than-expected earnings for the third quarter of its 2010 fiscal year. We maintain our view that that the financial reform legislation will not have a significant impact on Visa’s business model. Shares of technology companies such as Marvell Technology generally have performed well recently on strong company outlooks and sector sales and earnings results. We believe that Marvell occupies an attractive position in computing and mobile technology hardware components and produces sector-leading cash flows. The most significant short exposures include Chesapeake Energy, an oil and gas exploration and production company, and online auction company eBay. We believe that Chesapeake Energy has an overstretched balance sheet and its earnings have high sensitivity to energy prices, both of which restrict the company’s financial flexibility. Consequently, we feel that there are better

2010 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

opportunities for long positions in other companies in the sector. While we think that eBay’s PayPal business is gaining momentum, we believe the company’s on-line auction segment continues to face strong competition.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. The Citigroup 3-month Treasury Bill Index is the Fund’s actual benchmark.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The strategy used by the portfolio managers involves securities transactions, such as short-selling and leverage, which may cause the Fund to have greater risk and volatility.

A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Leverage will also increase market exposure and magnify risk.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.		Since Inception Return[10]
Class A2	w/o SC	6.57%	3.40%	(0.98%	)	–
	w/SC3	0.44%	2.18%	(1.56%	)	–
Class B2	w/o SC	5.77%	2.65%	(1.58%	)	–
	w/SC4	0.77%	2.28%	(1.58%	)	–
Class C5	w/o SC	5.84%	2.66%	(1.70%	)	–
	w/SC6	4.84%	2.66%	(1.70%	)	–
Class R7,9	w/o SC	6.23%	3.05%	(1.18%	)	–
Institutional Service Class[9]	w/o SC	6.70%	–	–		6.70%
Institutional Class[8,9]	w/o SC	6.79%	3.67%	(0.82%	)	–

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from June 22, 2003 to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Returns prior to June 22, 2003 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. The Second Predecessor Fund commenced operations for its Class C and Class R shares on December 31, 1997, and commenced operations for its Class A and Class B shares on October 31, 2001. Please consult the Fund’s prospectus for more detail.
2	Returns through October 31, 2001 are based on the performance of the Class R shares of the Second Predecessor Fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares are based on the performance of the Class A and Class B shares, respectively, of the Second Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares of the Predecessor Fund would have produced because all classes invest in the same portfolio of securities. The performance for these classes has been adjusted to reflect applicable sales charges, but have not been adjusted for the differing levels of fees applicable to Class A and Class B shares; if these fees were reflected, the performance for Class A and Class B shares would have been lower.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
6	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	These returns for the period through October 31, 2001 are based on the previous performance of the Second Predecessor Fund Class R shares; for the period from November 1, 2001 to June 22, 2003 are based on the previous performance of the Class B shares of the Second Predecessor Fund; and for the period from June 23, 2003 to February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Predecessor Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
8	These returns for the period through June 22, 2003 are based on the previous performance of the Second Predecessor Fund Class R shares and for the period from June 23, 2003 to June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
9	Not subject to any sales charges.
10	Institutional Service Class commenced operations on November 1, 2009.

2010 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies. The Citigroup 3-Month Treasury Bill Index is an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills). The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Long Positions
Asset Allocation
Common Stocks	70.0%
Repurchase Agreement	31.6%
Liabilities in excess of other assets	(1.6%)
100.0%

Top Industries
Health Care Equipment & Supplies	4.0%
Software	3.8%
Information Technology Services	3.7%
Oil, Gas & Consumable Fuels	3.6%
Hotels, Restaurants & Leisure	3.4%
Chemicals	3.3%
Semiconductors & Semiconductor Equipment	3.3%
Machinery	3.1%
Internet Software & Services	2.8%
Diversified Financial Services	2.8%
Other	66.2%
100.0%

Top Holdings*
Visa, Inc., Class A	2.2%
Marvell Technology Group Ltd.	2.1%
Oracle Corp.	2.0%
PepsiCo, Inc.	2.0%
CVS Caremark Corp.	2.0%
Target Corp.	1.9%
EOG Resources, Inc.	1.8%
St. Jude Medical, Inc.	1.8%
Solera Holdings, Inc.	1.8%
MetLife, Inc.	1.8%
Other	80.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

Short Positions
Asset Allocation
Common Stocks	27.9%
Exchange Traded Funds	4.1%
Other assets in excess of liabilities	68.0%
100.0%

Top Industries
Semiconductors & Semiconductor Equipment	3.1%
Oil, Gas & Consumable Fuels	2.7%
Hotels, Restaurants & Leisure	2.6%
Machinery	2.2%
Communications Equipment	1.9%
Specialty Retail	1.8%
Internet Software & Services	1.7%
Commercial Banks	1.6%
Aerospace & Defense	1.5%
Insurance	1.4%
Other	79.5%
100.0%

Top Holdings
Chesapeake Energy Corp.	1.8%
eBay, Inc.	1.7%
Bally Technologies, Inc.	1.5%
Northrop Grumman Corp.	1.5%
Allstate Corp. (The)	1.4%
Altera Corp.	1.3%
Campbell Soup Co.	1.3%
Nucor Corp.	1.2%
Atheros Communications, Inc.	1.1%
Research In Motion Ltd.	1.1%
Other	86.1%
100.0%

2010 Annual Report

Statement of Investments

October 31, 2010

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (70.0%)
Aerospace & Defense (0.5%)
Precision Castparts Corp.	$17,700	$2,417,466
Auto Components (1.5%)
BorgWarner, Inc.*	121,700	6,828,587
Beverages (2.0%)
PepsiCo, Inc.	140,000	9,142,000
Biotechnology (1.5%)
Gilead Sciences, Inc.*	172,720	6,851,802
Capital Markets (1.1%)
State Street Corp.	120,200	5,019,552
Chemicals (3.3%)
Potash Corp. of Saskatchewan, Inc.	27,000	3,917,430
Praxair, Inc.	60,700	5,544,338
Valspar Corp.	176,200	5,656,020
		15,117,788
Commercial Banks (1.8%)
CapitalSource, Inc.	389,400	2,379,234
Wintrust Financial Corp.	187,100	5,601,774
		7,981,008
Commercial Services & Supplies (0.9%)
Clean Harbors, Inc.*	55,200	3,891,600
Communications Equipment (2.8%)
Cisco Systems, Inc.*	304,700	6,956,301
QUALCOMM, Inc.	128,030	5,777,994
		12,734,295
Computers & Peripherals (1.9%)
Apple, Inc.*	16,560	4,982,407
NetApp, Inc.*	65,419	3,483,562
		8,465,969
Consumer Finance (0.7%)
Capital One Financial Corp.	85,500	3,186,585
Diversified Financial Services (2.8%)
IntercontinentalExchange, Inc.*	50,800	5,835,396
JPMorgan Chase & Co.	184,250	6,933,328
		12,768,724
Electric Utilities (1.3%)
ITC Holdings Corp.	92,700	5,803,947
Electrical Equipment (1.3%)
Emerson Electric Co.	103,700	5,693,130
Electronic Equipment & Instruments (1.0%)
Itron, Inc.*	72,500	4,405,825
Energy Equipment & Services (1.8%)
Cameron International Corp.*	55,947	2,447,681
Halliburton Co.	185,136	5,898,433
		8,346,114

	Shares or Principal Amount	Value
Food & Staples Retailing (2.0%)
CVS Caremark Corp.	$297,100	$8,948,652
Food Products (1.0%)
TreeHouse Foods, Inc.*	98,000	4,576,600
Health Care Equipment & Supplies (4.0%)
Hill-Rom Holdings, Inc.	176,000	6,820,000
Intuitive Surgical, Inc.*	12,800	3,365,760
St. Jude Medical, Inc.*	214,300	8,207,690
		18,393,450
Hotels, Restaurants & Leisure (3.4%)
P.F. Chang’s China Bistro, Inc.	90,100	4,137,392
Starwood Hotels & Resorts Worldwide, Inc.	90,900	4,921,326
WMS Industries, Inc.*	149,615	6,527,703
		15,586,421
Industrial Conglomerates (1.0%)
3M Co.	56,700	4,775,274
Information Technology Services (3.7%)
Cognizant Technology Solutions Corp., Class A*	100,300	6,538,557
Visa, Inc., Class A	130,320	10,187,114
		16,725,671
Insurance (1.8%)
MetLife, Inc.	198,500	8,005,505
Internet & Catalog Retail (0.8%)
Priceline.com, Inc.*	9,424	3,551,057
Internet Software & Services (2.8%)
Google, Inc., Class A*	10,640	6,522,214
Yahoo!, Inc.*	383,100	6,324,981
		12,847,195
Life Sciences Tools & Services (1.0%)
Waters Corp.*	61,600	4,566,408
Machinery (3.1%)
Cummins, Inc.	60,200	5,303,620
Danaher Corp.	79,980	3,467,933
Deere & Co.	72,300	5,552,640
		14,324,193
Multiline Retail (1.9%)
Target Corp.	169,400	8,798,636
Oil, Gas & Consumable Fuels (3.6%)
Apache Corp.	48,000	4,848,960
EOG Resources, Inc.	86,500	8,279,780
Southwestern Energy Co.*	89,300	3,022,805
		16,151,545
Road & Rail (2.6%)
Canadian National Railway Co.	106,300	6,886,114
Kansas City Southern*	111,923	4,904,466
		11,790,580

See accompanying notes to financial statements.

2010 Annual Report

Statement of Investments (continued)

October 31, 2010

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Semiconductors & Semiconductor Equipment (3.3%)
Broadcom Corp., Class A	$129,700	$5,283,978
Marvell Technology Group Ltd.*	494,900	9,556,519
		14,840,497
Software (3.8%)
Oracle Corp.	315,700	9,281,580
Solera Holdings, Inc.	168,600	8,101,230
		17,382,810
Specialty Retail (2.7%)
Staples, Inc.	271,400	5,555,558
Urban Outfitters, Inc.*	221,900	6,827,863
		12,383,421
Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	75,300	3,765,000
Thrifts & Mortgage Finance (0.5%)
Ocwen Financial Corp.*	261,700	2,258,471
Total Common Stocks—Long Positions		318,325,778

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (31.6%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $143,646,317, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $146,519,619	$143,645,000	$143,645,000
Total Repurchase Agreement		143,645,000
Total Investments (Cost $435,763,661) (a)—101.6%		461,970,778

Liabilities in excess of other assets—(1.6)%		(7,166,420)
Net Assets—100.0%		$454,804,358

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

Annual Report 2010

Statement of Investments (concluded)

October 31, 2010

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—SHORT POSITIONS (27.9%)
Aerospace & Defense (1.5%)
Northrop Grumman Corp.	$105,500	$6,668,655
Air Freight & Logistics (0.5%)
Expeditors International of Washington, Inc.	47,000	2,319,920
Commercial Banks (1.6%)
Fifth Third Bancorp	270,200	3,393,712
TCF Financial Corp.	291,600	3,837,456
		7,231,168
Communications Equipment (1.9%)
Polycom, Inc.*	102,600	3,465,828
Research In Motion Ltd.*	89,700	5,108,415
		8,574,243
Electronic Equipment & Instruments (0.7%)
Anixter International, Inc.	63,500	3,409,315
Food Products (1.3%)
Campbell Soup Co.	156,900	5,687,625
Hotels, Restaurants & Leisure (2.6%)
Bally Technologies, Inc.*	192,900	6,959,832
Darden Restaurants, Inc.	105,000	4,799,550
		11,759,382
Insurance (1.4%)
Allstate Corp. (The)	206,000	6,280,940
Internet Software & Services (1.7%)
eBay, Inc.*	260,000	7,750,600
Machinery (2.2%)
Astec Industries, Inc.*	90,000	2,652,300
Badger Meter, Inc.	64,400	2,674,532
ESCO Technologies, Inc.	130,000	4,456,400
		9,783,232
Metals & Mining (1.2%)
Nucor Corp.	138,000	5,274,360
Multiline Retail (1.0%)
JC Penney Co., Inc.	143,300	4,468,094

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (2.7%)
Chesapeake Energy Corp.	$382,000	$8,289,400
ConocoPhillips	71,200	4,229,280
		12,518,680
Pharmaceuticals (1.0%)
Eli Lilly & Co.	129,600	4,561,920
Professional Services (1.0%)
Resources Connection, Inc.	280,500	4,541,295
Semiconductors & Semiconductor Equipment (3.1%)
Altera Corp.	188,200	5,873,722
Atheros Communications, Inc.*	165,000	5,121,600
NVIDIA Corp.*	277,200	3,334,716
		14,330,038
Software (0.7%)
Electronic Arts, Inc.*	199,600	3,163,660
Specialty Retail (1.8%)
Hibbett Sports, Inc.*	170,000	4,581,500
Williams-Sonoma, Inc.	119,500	3,868,215
		8,449,715
Total Common Stocks—Short Positions		126,772,842
EXCHANGE TRADED FUNDS—SHORT POSITIONS (4.1%)
Equity Funds (4.1%)
Consumer Discretionary Select Sector SPDR Fund	129,400	4,562,644
iShares Russell 2000 Growth Index Fund	43,500	3,396,480
Materials Select Sector SPDR Fund	112,000	3,900,960
Semiconductor HOLDRs Trust	115,000	3,393,650
SPDR S&P Retail ETF	77,200	3,366,692
		18,620,426
Total Exchange Traded Funds—Short Positions		18,620,426
Total Securities Sold Short (Proceeds $133,856,285) (a)—32.0%		$145,393,268

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2010 Annual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A at NAV) returned 13.97% for the annual period ended October 31, 2010, versus 12.74% for its benchmark, the MSCI World Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 135 funds) was 13.54% for the period.

Global stock markets rose during the annual period on optimism over the economic recovery. Emerging markets outperformed their developed counterparts, reflecting stronger growth prospects. China, India and Brazil remained well-supported by domestic demand; significantly, second-quarter data showed China overtaking Japan as the world’s second-largest economy. In contrast, developed economies remained sluggish, even though fiscal stimulus programs initially boosted consumer spending. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations of the U.S. Federal Reserve’s implementation of a second round of quantitative easing lifted sentiment.

At the stock level, Japanese robotics manufacturer Fanuc contributed the most to the Fund’s relative return, as investors were heartened by full-year earnings results that were buoyed by the rebound in regional industrial demand. Global miner Rio Tinto benefited from expectations of higher iron ore prices, amid rising steel demand in China and the shift away from contract pricing. The Australian government’s replacement of the proposed 40% resources tax with a lower levy also helped investor sentiment. Meanwhile, sporting goods manufacturer Adidas saw its share price rise on optimism that orders from China would continue to climb in 2011.

Our holding in Brazilian oil company Petrobras detracted the most from relative return. Petrobras’ share price fell significantly since the beginning of 2010 because investors were cautious about the scale of the company’s ambitious capital expenditure plans. Germany’s plans to raise €2.3 billion (roughly US$3.0 billion) per year from nuclear operators as part of its austerity measures had a negative impact on shares of energy company E.ON. We maintain our holdings in both companies. Additionally, QBE Insurance underperformed as increased loan loss provisioning, low yields and the stronger Australian dollar hurt earnings. Nonetheless, we still like the Australian insurer because we believe it has a solid balance sheet and is committed to reducing costs.

During the period, we purchased shares of two Swiss companies: drug-maker Novartis, which we feel has an attractive valuation, and Swiss-based food group Nestle, because we believe it has strong global brands, and its management has been successful at growing revenue and margins. We also initiated a position in U.S. pharmacy group CVS Caremark, as the company continued to improve its margins; Brazilian lender Banco Bradesco, a dominant player in the market; and telecommunications company China Mobile. We also subscribed to Petrobras’ share offering. The oil and gas company will use the proceeds to fund expansion plans. Conversely, we sold our position in Belgian telecom Belgacom and Italian lender Intesa Sanpaolo, because of their lackluster business prospects, as well as oil and gas company Exxon Mobil. We also exited our positions in pharmaceutical company AstraZeneca and postal operator Deutsche Post on our concerns over their long-term prospects.

The Fund’s largest absolute exposures at the end of the period included Vodafone Group PLC, Taiwan Semiconductor Manufacturing Co. (TSMC) and ENI SpA Vodafone is a UK-based mobile phone operator with a diversified geographical business. We like its robust balance sheet and cash-flow generation, which may be further boosted should subsidiary Verizon Wireless resume dividend payments. TSMC, the world’s largest dedicated semiconductor foundry and the lowest-cost producer in the industry, has a cash-rich balance sheet and attractive dividend yield. ENI is a well-diversified oil and gas company, with operations mainly in North Africa and Europe. ENI has a 50% stake in Snam Rete Gas, which owns the largest natural gas pipeline system in Italy. In our view, ENI is one of the least expensive oil and gas companies in the sector.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries. The Fund may hold larger positions in fewer securities than other similar funds. Less diversified funds have greater risk than more diversified funds.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.97%	4.48%	2.40%
	w/SC2	7.40%	3.26%	1.79%
Class B	w/o SC	13.25%	3.73%	1.68%
	w/SC3	8.25%	3.38%	1.68%
Class C4,5	w/o SC	13.17%	3.72%	1.72%
	w/SC6	12.17%	3.72%	1.72%
Class R4,8	w/o SC	13.82%	4.21%	2.01%
Institutional Class[6,8]	w/o SC	14.35%	4.57%	2.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
4	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
7	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
8	Not subject to any sales charges.

2010 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of global developed-market equities. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Common Stocks	88.7%
Preferred Stocks	6.8%
Repurchase Agreement	4.1%
Rights	0.1%
Other assets in excess of liabilities	0.3%
100.0%

Top Industries
Pharmaceuticals	10.6%
Oil, Gas & Consumable Fuels	10.3%
Semiconductors & Semiconductor Equipment	7.7%
Commercial Banks	7.2%
Insurance	6.6%
Tobacco	6.2%
Real Estate Management & Development	5.1%
Wireless Telecommunication Services	4.9%
Energy Equipment & Services	4.7%
Food Products	3.3%
Other	33.4%
100.0%

Top Holdings*
Vodafone Group PLC	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.6%
Eni SpA	3.4%
Philip Morris International, Inc.	3.4%
Zurich Financial Services AG	3.4%
Tenaris SA ADR	3.1%
Canon, Inc.	3.0%
Roche Holding AG	3.0%
Johnson & Johnson	2.9%
QBE Insurance Group Ltd.	2.8%
Other	67.4%
100.0%

Top Countries
United States	23.3%
United Kingdom	15.5%
Japan	10.4%
Switzerland	10.2%
Italy	6.5%
Germany	4.9%
Brazil	4.4%
Sweden	3.9%
Taiwan	3.6%
Australia	2.8%
Other	14.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

Annual Report 2010

Statement of Investments

October 31, 2010

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (88.7%)
AUSTRALIA (2.8%)
Insurance (2.8%)
QBE Insurance Group Ltd. (a)	$60,400	$1,015,965
CANADA (1.9%)
Road & Rail (1.9%)
Canadian National Railway Co.	10,600	686,573
CHINA (2.4%)
Oil, Gas & Consumable Fuels (1.5%)
PetroChina Co. Ltd. Class H (a)	446,000	547,836
Wireless Telecommunication Services (0.9%)
China Mobile Ltd. (a)	32,500	331,900
		879,736
FRANCE (2.0%)
Electrical Equipment (2.0%)
Schneider Electric SA (a)	5,200	738,821
GERMANY (4.9%)
Electric Utilities (2.5%)
E.ON AG (a)	29,100	910,838
Textiles, Apparel & Luxury Goods (2.4%)
Adidas AG (a)	13,200	859,740
		1,770,578
HONG KONG (2.2%)
Real Estate Management & Development (2.2%)
Swire Pacific Ltd., Class A (a)	56,500	802,754
ITALY (6.5%)
Energy Equipment & Services (3.1%)
Tenaris SA ADR	26,900	1,114,467
Oil, Gas & Consumable Fuels (3.4%)
Eni SpA (a)	55,900	1,258,719
		2,373,186
JAPAN (10.4%)
Chemicals (1.4%)
Shin-Etsu Chemical Co. Ltd. (a)	10,400	525,886
Machinery (2.3%)
Fanuc Ltd. (a)	5,700	825,187
Office Electronics (3.0%)
Canon, Inc. (a)	23,600	1,086,385
Pharmaceuticals (2.3%)
Takeda Pharmaceutical Co. Ltd. (a)	17,500	820,334
Real Estate Management & Development (1.4%)
Daito Trust Construction Co. Ltd. (a)	8,300	501,906
		3,759,698

	Shares or Principal Amount	Value
NETHERLANDS (1.4%)
Industrial Conglomerates (1.4%)
Koninklijke Philips Electronics NV (a)	$16,794	$512,256
SINGAPORE (1.5%)
Real Estate Management & Development (1.5%)
City Developments Ltd. (a)	56,000	552,580
SPAIN (0.4%)
Insurance (0.4%)
Mapfre SA (a)	40,450	134,413
SWEDEN (3.9%)
Commercial Banks (2.0%)
Nordea Bank AB (a)	66,700	734,410
Communications Equipment (1.9%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	62,000	681,851
		1,416,261
SWITZERLAND (10.2%)
Food Products (1.4%)
Nestle SA (a)	9,500	520,358
Insurance (3.4%)
Zurich Financial Services AG (a)	5,000	1,223,586
Pharmaceuticals (5.4%)
Novartis AG (a)	15,400	892,318
Roche Holding AG (a)	7,300	1,072,035
		1,964,353
		3,708,297
TAIWAN (3.6%)
Semiconductors & Semiconductor Equipment (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	121,012	1,320,241
UNITED KINGDOM (15.4%)
Commercial Banks (2.7%)
Standard Chartered PLC (a)	34,200	989,230
Metals & Mining (2.0%)
Rio Tinto PLC (a)	11,000	714,453
Multi-utilities (1.9%)
Centrica PLC (a)	127,600	678,969
Oil, Gas & Consumable Fuels (2.0%)
Royal Dutch Shell PLC, Class B (a)	23,300	745,638
Tobacco (2.8%)
British American Tobacco PLC (a)	26,600	1,013,361
Wireless Telecommunication Services (4.0%)
Vodafone Group PLC (a)	525,200	1,435,688
		5,577,339

See accompanying notes to financial statements.

2010 Annual Report

Statement of Investments (concluded)

October 31, 2010

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
UNITED STATES (19.2%)
Aerospace & Defense (2.0%)
United Technologies Corp.	$9,600	$717,792
Energy Equipment & Services (1.6%)
Schlumberger Ltd.	8,600	601,054
Food & Staples Retailing (1.8%)
CVS Caremark Corp.	22,300	671,676
Food Products (1.9%)
Kraft Foods, Inc., Class A	21,300	687,351
Health Care Providers & Services (1.4%)
Quest Diagnostics, Inc.	10,300	506,142
Household Products (1.0%)
Procter & Gamble Co. (The)	5,500	349,635
Oil, Gas & Consumable Fuels (1.5%)
EOG Resources, Inc.	5,600	536,032
Pharmaceuticals (2.9%)
Johnson & Johnson	16,300	1,037,821
Semiconductors & Semiconductor Equipment (1.7%)
Intel Corp.	30,300	608,121
Tobacco (3.4%)
Philip Morris International, Inc.	21,200	1,240,200
		6,955,824
Total Common Stocks		32,204,522
PREFERRED STOCKS (6.8%)
BRAZIL (4.4%)
Commercial Banks (2.5%)
Banco Bradesco SA ADR, Preferred Shares	43,070	895,856
Oil, Gas & Consumable Fuels (1.9%)
Petroleo Brasileiro SA ADR, Preferred Shares	22,677	707,295
		1,603,151

	Shares or Principal Amount	Value
REPUBLIC OF SOUTH KOREA (2.4%)
Semiconductors & Semiconductor Equipment (2.4%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares (a)(b)	$3,494	$856,054
Total Preferred Stocks		2,459,205
RIGHTS (0.1%)
UNITED KINGDOM (0.1%)
Commercial Banks (0.1%)
Standard Chartered PLC*	4,275	35,997
Total Rights		35,997
REPURCHASE AGREEMENT (4.1%)
United States (4.1%)
State Street Bank, 0.11%, dated 10/29/2010, due 11/01/10, repurchase price $1,490,014, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $1,520,984	$1,490,000	1,490,000
Total Repurchase Agreement		1,490,000
Total Investments (Cost $28,956,330) (c)—99.7%		36,189,724

Other assets in excess of liabilities—0.3%		103,306
Net Assets—100.0%		$36,293,030

*	Non income-producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(c)	See notes to statements of investments for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2010

Aberdeen Global Financial Services Fund (Unaudited)

The Aberdeen Global Financial Services Fund (Class A shares at NAV) returned 13.94% for the annual period ended October 31, 2010, versus 2.37% for its benchmark, the MSCI World Financials Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Financial Services Funds (consisting of 36 funds) was 10.17% for the period.

Financial stocks rose during the annual period on optimism over the economic recovery, though they underperformed the broader global equity markets. The review period was marked by significant regulatory reform, a sovereign credit crisis in the European Union, and the vacillation of investor sentiment. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations of the U.S. Federal Reserve’s implementation of a second round of quantitative easing lifted investor sentiment. Policymakers’ openness towards currency intervention, as exemplified by China’s indication to revalue the yuan and Japan’s ¥5 trillion (roughly US$59.5 billion) asset purchase program, also encouraged investors.

The most notable contributors to the Fund’s relative return among individual stock positions were Hong Kong’s Dah Sing Financial, Brazilian lender Banco Bradesco, and Bank of the Philippine Islands. Dah Sing benefited from the internationalization of the yuan towards the end of the period, which lifted the outlook for potential business opportunities. Banco Bradesco’s profits were bolstered by robust domestic demand. Bank of the Philippine Islands outperformed versus its peers due to healthy loan growth and its relatively strong capital position.

The main detractors from relative performance were National Bank of Greece, Italian lender Intesa Sanpaolo and Australia’s QBE Insurance. National Bank of Greece was hurt by ongoing concerns over Europe’s fiscal debt woes, while fears that persistently low interest rates would dampen interest income weighed on Intesa Sanpaolo’s stock price. We exited our positions in both companies during the period. Additionally, QBE Insurance underperformed as increased loan loss provisioning, low yields and the stronger Australian dollar hurt earnings. Nonetheless, we still like the Australian insurer for its solid balance sheet and commitment to reducing costs.

During the review period, the Fund was restructured to increase its exposure to a greater selection of international financial stocks. We exited our positions in several holdings, including National Bank of Greece, French banking group BNP Paribas, U.S. real estate group Macerich, and supplementary health insurance group Aflac, on valuation grounds. We also sold our holding in Italian bank Intesa Sanpaolo because of concerns over the Eurozone’s banking industry. Conversely, we initiated a position in Indian mortgage lender Housing Development Finance Corp., which we feel has a relatively simple business model and a robust growth outlook.

The Fund’s largest absolute stock weightings include leading Brazilian bank Banco Bradesco, UK-listed lender Standard Chartered, and India’s private sector lender ICICI Bank. Banco Bradesco has a good quality loan portfolio and is benefiting from robust growth in retail lending. We feel that Standard Chartered’s Asian franchise remains attractive. The lender appears to have emerged unscathed from the credit crisis and has gained market share at the expense of its troubled peers. ICICI Bank has been a beneficiary of India’s growing market for consumer credit.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in financial services industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2010 Annual Report

Aberdeen Global Financial Services Fund (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.		Inception[2]
Class A	w/o SC	13.94%	(0.17%	)	5.27%
	w/SC3	7.37%	(1.35%	)	4.57%
Class B	w/o SC	13.36%	(0.84%	)	4.54%
	w/SC4	8.36%	(1.16%	)	4.54%
Class C5	w/o SC	13.37%	(0.82%	)	4.54%
	w/SC6	12.37%	(0.82%	)	4.54%
Class R7,8	w/o SC	13.79%	(0.36%	)	4.94%
Institutional Service Class[9]	w/o SC	14.35%	0.13%		5.57%
Institutional Class[8,10]	w/o SC	14.45%	0.15%		5.58%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 18, 2001.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.
9	Institutional Service Class commenced operations on July 18, 2010. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
10	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Annual Report 2010

Aberdeen Global Financial Services Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Financial Services Fund, Morgan Stanley Capital International World Financials (MSCI World Financials) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Financials Index is an unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Common Stocks	93.2%
Preferred Stocks	6.4%
Rights	0.2%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries
Commercial Banks	63.9%
Insurance	20.8%
Capital Markets	6.9%
Diversified Financial Services	4.4%
Real Estate Management & Development	2.8%
Thrifts & Mortgage Finance	1.0%
Other	0.2%
100.0%

Top Holdings
Banco Bradesco SA ADR, Preferred Shares	6.4%
Standard Chartered PLC	6.1%
ICICI Bank Ltd. ADR	5.7%
Wing Hang Bank Ltd.	5.5%
Nordea Bank AB	5.3%
Zurich Financial Services AG	5.3%
QBE Insurance Group Ltd.	5.1%
Oversea-Chinese Banking Corp. Ltd.	5.1%
Dah Sing Financial Holdings Ltd.	4.9%
Bank of the Philippine Islands	4.7%
Other	45.9%
100.0%

Top Countries
Brazil	15.3%
United States	14.1%
Hong Kong	10.4%
Singapore	9.2%
India	6.7%
United Kingdom	6.3%
Spain	6.0%
Sweden	5.3%
Switzerland	5.3%
Australia	5.1%
Other	16.3%
100.0%

2010 Annual Report

Statement of Investments

October 31, 2010

Aberdeen Global Financial Services Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.2%)
AUSTRALIA (5.1%)
Insurance (5.1%)
QBE Insurance Group Ltd. (a)	$106,200	$1,786,348
AUSTRIA (4.0%)
Insurance (4.0%)
Vienna Insurance Group AG (a)	25,700	1,381,719
BRAZIL (8.9%)
Commercial Banks (4.5%)
Itau Unibanco Holding SA	84,600	1,579,751
Diversified Financial Services (4.4%)
BM&F BOVESPA SA	181,447	1,520,684
		3,100,435
CANADA (4.6%)
Commercial Banks (4.6%)
Royal Bank of Canada	30,300	1,615,861
HONG KONG (10.4%)
Commercial Banks (10.4%)
Dah Sing Financial Holdings Ltd. (a)	246,600	1,714,782
Wing Hang Bank Ltd. (a)	162,500	1,899,336
		3,614,118
INDIA (6.7%)
Commercial Banks (5.7%)
ICICI Bank Ltd. ADR	38,100	2,003,298
Thrifts & Mortgage Finance (1.0%)
Housing Development Finance Corp. (a)	22,300	345,097
		2,348,395
JAPAN (2.8%)
Real Estate Management & Development (2.8%)
Mitsubishi Estate Co. Ltd. (a)	54,920	962,112
PHILIPPINES (4.7%)
Commercial Banks (4.7%)
Bank of the Philippine Islands (a)	1,209,100	1,649,604
SINGAPORE (9.2%)
Commercial Banks (9.2%)
Oversea-Chinese Banking Corp. Ltd. (a)	254,919	1,780,713
United Overseas Bank Ltd. (a)	98,000	1,414,523
		3,195,236
SPAIN (6.0%)
Commercial Banks (3.0%)
Banco Bilbao Vizcaya Argentaria SA (a)	79,000	1,040,779
Insurance (3.0%)
Mapfre SA (a)	313,400	1,041,412
		2,082,191

	Shares or Principal Amount	Value
SWEDEN (5.3%)
Commercial Banks (5.3%)
Nordea Bank AB (a)	$169,500	$1,866,305
SWITZERLAND (5.3%)
Insurance (5.3%)
Zurich Financial Services AG (a)	7,600	1,859,851
UNITED KINGDOM (6.1%)
Commercial Banks (6.1%)
Standard Chartered PLC (a)	73,300	2,120,193
UNITED STATES (14.1%)
Capital Markets (6.9%)
Charles Schwab Corp. (The)	72,200	1,111,880
State Street Corp.	30,400	1,269,504
		2,381,384
Commercial Banks (3.8%)
Wells Fargo & Co.	50,900	1,327,472
Insurance (3.4%)
MetLife, Inc.	29,500	1,189,735
		4,898,591
Total Common Stocks		32,480,959
PREFERRED STOCKS (6.4%)
BRAZIL (6.4%)
Commercial Banks (6.4%)
Banco Bradesco SA ADR, Preferred Shares	106,710	2,219,568
Total Preferred Stocks		2,219,568
RIGHTS (0.2%)
UNITED KINGDOM (0.2%)
Commercial Banks (0.2%)
Standard Chartered PLC*	9,162	77,148
Total Rights		77,148
Total Investments (Cost $28,911,884) (b)—99.8%		34,777,675

Other assets in excess of liabilities—0.2%		62,279
Net Assets—100.0%		$34,839,954

*	Non income-producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2010

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at NAV) returned 37.76% for the annual period ended October 31, 2010, versus 23.24% for its benchmark, the MSCI World Small Cap Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small-/Mid-Cap Funds (consisting of 62 funds) was 24.17% for the period.

Global small-cap equities rose strongly during the year, outperforming their large-cap counterparts on optimism over the economic recovery. By asset class, emerging markets performed well, reflecting stronger growth prospects. China, India and Brazil remained well-supported by domestic demand; significantly, second-quarter data showed China overtook Japan as the world’s second largest economy. In contrast, developed economies remained sluggish, even though fiscal stimulus programs initially boosted consumer spending. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations of the U.S. Federal Reserve’s implementation of a second round of quantitative easing lifted sentiment.

Our holdings in Brazilian clothing retailer Lojas Renner, UK-headquartered engineering group Weir, and Japanese cosmetics maker Dr. Ci:Labo Co. aided the Fund’s performance. Lojas Renner’s earnings reflected Brazil’s solid economic recovery and rising domestic demand. Weir’s underlying profits benefited from a pick-up in the mining industry and the oil and gas sector, while its original equipment manufacturer (OEM) orders improved substantially amid a recovery in capital expenditures. Shares of Dr. Ci:Labo benefited from sales of the company’s key product, Aqua Collagen Gel, backed by effective advertising and distribution. Dr. Ci:Labo gained market share, while inventory management and production efficiency led to higher profit margins.

Among the key stock detractors were baby goods retailer Mothercare in the UK, as well as healthcare services provider LHC Group and animal hospital operator VCA Antech in the U.S. Mothercare underperformed as the domestic retail environment remained weak. Our overweight positions relative to the benchmark MSCI World Small Cap Index in LHC and VCA Antech also had a negative impact as their share prices endured a sell-off which began in April after several drug-makers cut their earnings estimates to reflect the impact of U.S. healthcare reforms. We still hold all three stocks in the portfolio.

During the period, we restructured the Fund to bring it in line with Aberdeen’s investment style. To this end, we sold relatively smaller holdings, including two U.S. companies, medical equipment maker Hologic and chemical producer CF Industries, and Norwegian oil field services provider TGS-NOPEC Geophysical. We also exited our position in Austrian airport operator Flughafen Wien; U.S.-based HCC Insurance; Japanese car retailer USS; Malaysian palm oil producer United Plantations; Thailand’s Hana Microelectronics, a maker of electronic components; and UK power systems supplier Chloride Group. Conversely, we initiated positions in Dutch energy services provider Fugro, which, in our view, is highly profitable and has a good business mix, and UK port operator Forth Ports, as we feel that the company has solid long-term assets.

The Fund’s largest absolute stock weightings at the end of the annual period were port operator Wilson Sons and retailer Lojas Renner in Brazil, as well as Japan’s Dr. Ci:Labo. We feel that Wilson Sons, which operates mainly in Brazil, is a sound business with experienced management, a solid balance sheet and clear expansion strategies. We believe Dr. Ci:Labo has a very strong brand and market share, backed by a robust balance sheet and generally decent cash flows. Positive earnings have lifted its share price. Lojas Renner is one of the leading department store chains in Brazil, and we feel that it remains a great proxy for the country’s long-term growth prospects, which are tied to its population of 190 million, composed primarily of young households with rising disposable incomes.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of the Common Share Class of the predecessor fund, the Credit Suisse Global Small Cap Fund. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid or large cap companies.

The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2010 Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.	Inception
Class A3	w/o SC	37.76%	2.07%	-2.23%	6.91%	[2]
	w/SC9	29.84%	0.86%	-2.81%	6.46%	[2]
Class C	w/o SC	36.74%	1.32%	–	2.01%	[4]
	w/SC5	35.74%	1.32%	–	2.01%	[4]
Class R6,10	w/o SC	37.48%	1.81%	-2.50%	6.62%	[2]
Institutional Service Class[10]	w/o SC	38.06%	–	–	33.89%	[7]
Institutional Class[10]	w/o SC	37.78%	–	–	56.00%	[8]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Small Cap Fund, Inc. (the “Global Small Predecessor Fund”). The Fund has adopted the performance of the Global Small Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Global Small Predecessor Fund. The Fund and the Global Small Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Based on commenced operations date of September 30, 1996.
3	Returns for periods prior to July 20, 2009, Class A shares are based on the performance of Common Class shares of the Global Small Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
4	Class C shares of the Global Small Predecessor Fund commenced operations on July 31, 2001.
5	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Returns for Class R shares are based on the performance of Adviser Class shares of the Global Small Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Institutional Service Class commenced operations on September 16, 2009.
8	Institutional Class commenced operations on July 20, 2009.
9	A 5.75% front-end sales charge was deducted.
10	Not subject to any sales charges

Annual Report 2010

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Common Stocks	98.2%
Repurchase Agreement	0.4%
Other assets in excess of liabilities	1.4%
100.0%

Top Industries
Pharmaceuticals	9.9%
Transportation Infrastructure	7.7%
Health Care Providers & Services	7.3%
Chemicals	5.8%
Energy Equipment & Services	5.6%
Machinery	5.5%
Multiline Retail	5.5%
Specialty Retail	4.8%
Food Products	4.6%
Commercial Banks	4.2%
Other	39.1%
100.0%

Top Holdings*
Wilson Sons Ltd. BDR	4.1%
Dr. Ci:Labo Co. Ltd.	3.2%
Lojas Renner SA	3.2%
Massmart Holdings Ltd.	2.9%
Wincor Nixdorf AG	2.8%
Asia Satellite Telecommunications Holdings Ltd.	2.7%
Fuchs Petrolub AG	2.6%
Tidewater, Inc.	2.5%
Grupo Aeroportuario del Sureste SAB de CV, Class B	2.5%
Nabtesco Corp.	2.4%
Other	71.1%
100.0%

Top Countries
United Kingdom	17.8%
United States	14.5%
Japan	11.1%
Brazil	7.2%
Hong Kong	7.1%
India	6.3%
Germany	5.4%
Singapore	5.4%
South Africa	4.6%
Bermuda	4.1%
Other	16.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

2010 Annual Report

Statement of Investments

October 31, 2010

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.2%)
AUSTRIA (1.3%)
Electrical Equipment (1.3%)
Zumtobel AG (a)	$35,800	$732,718
BERMUDA (4.1%)
Transportation Infrastructure (4.1%)
Wilson Sons Ltd. BDR	133,900	2,279,836
BRAZIL (7.2%)
Health Care Providers & Services (2.2%)
OdontoPrev SA	85,600	1,258,601
Multiline Retail (3.2%)
Lojas Renner SA	44,800	1,770,605
Real Estate Management & Development (1.8%)
Multiplan Empreendimentos Imobiliarios SA	44,300	1,016,115
		4,045,321
EGYPT (2.3%)
Commercial Banks (2.3%)
National Societe Generale Bank (a)	186,670	1,313,730
GERMANY (5.4%)
Chemicals (2.6%)
Fuchs Petrolub AG (a)	11,300	1,454,307
Computers & Peripherals (2.8%)
Wincor Nixdorf AG (a)	21,500	1,572,754
		3,027,061
HONG KONG (7.1%)
Diversified Telecommunication Services (2.7%)
Asia Satellite Telecommunications Holdings Ltd. (a)	841,000	1,508,131
Hotels, Restaurants & Leisure (2.0%)
Cafe De Coral Holdings Ltd. (a)	408,000	1,147,480
Semiconductors & Semiconductor Equipment (2.4%)
ASM Pacific Technology Ltd. (a)	146,000	1,323,960
		3,979,571
HUNGARY (1.9%)
Pharmaceuticals (1.9%)
Richter Gedeon Nyrt. (a)	4,400	1,048,545
INDIA (6.3%)
Chemicals (1.7%)
Castrol (India) Ltd. (a)	91,000	971,145
Pharmaceuticals (4.6%)
Aventis Pharma Ltd. (a)	31,100	1,274,102
GlaxoSmithKline Pharmaceuticals Ltd. (a)	25,800	1,297,486
		2,571,588
		3,542,733
ITALY (1.5%)
Multi-Utilities (1.5%)
Hera SpA (a)	400,100	846,794

	Shares or Principal Amount	Value
JAPAN (11.1%)
Food Products (2.4%)
HOKUTO Corp. (a)	$56,900	$1,332,099
Health Care Equipment & Supplies (1.5%)
Sysmex Corp. (a)	12,300	843,393
Machinery (4.0%)
Amada Co. Ltd. (a)	142,000	934,374
Nabtesco Corp. (a)	76,000	1,346,618
		2,280,992
Personal Products (3.2%)
Dr. Ci:Labo Co. Ltd. (a)	500	1,780,465
		6,236,949
MEXICO (2.5%)
Transportation Infrastructure (2.5%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	279,300	1,404,643
NETHERLANDS (1.1%)
Energy Equipment & Services (1.1%)
Fugro NV (a)	9,100	644,230
PHILIPPINES (1.9%)
Commercial Banks (1.9%)
Bank of the Philippine Islands (a)	792,673	1,081,463
SINGAPORE (5.4%)
Electronic Equipment & Instruments (2.0%)
Venture Corp. Ltd. (a)	159,000	1,115,494
Health Care Providers & Services (2.0%)
Raffles Medical Group Ltd. (a)	656,000	1,106,061
Real Estate Management & Development (1.4%)
Wheelock Properties (Singapore) Ltd. (a)	519,000	783,110
		3,004,665
SOUTH AFRICA (4.6%)
Food & Staples Retailing (2.9%)
Massmart Holdings Ltd. (a)	81,000	1,649,411
Specialty Retail (1.7%)
Truworths International Ltd. (a)	94,100	928,565
		2,577,976
SWITZERLAND (2.2%)
Food Products (2.2%)
Barry Callebaut AG* (a)	1,500	1,209,188
UNITED KINGDOM (17.8%)
Aerospace & Defense (1.2%)
Chemring Group PLC (a)	14,300	686,939
Capital Markets (1.3%)
Close Brothers Group PLC (a)	61,600	761,438

See accompanying notes to financial statements.

Annual Report 2010

Statement of Investments (concluded)

October 31, 2010

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Chemicals (1.5%)
Victrex PLC (a)	$40,000	$827,850
Energy Equipment & Services (2.0%)
John Wood Group PLC (a)	158,600	1,106,660
Hotels, Restaurants & Leisure (2.2%)
Millennium & Copthorne Hotels PLC (a)	139,900	1,221,680
Household Products (1.4%)
PZ Cussons PLC (a)	122,800	793,117
Machinery (1.5%)
Weir Group PLC (The) (a)	33,200	828,627
Multiline Retail (2.3%)
Mothercare PLC (a)	152,000	1,280,361
Pharmaceuticals (1.7%)
Dechra Pharmaceuticals PLC (a)	113,800	966,442
Specialty Retail (1.6%)
Halfords Group PLC (a)	135,300	918,219
Transportation Infrastructure (1.1%)
Forth Ports PLC (a)	28,500	602,804
		9,994,137
UNITED STATES (14.5%)
Containers & Packaging (2.0%)
Silgan Holdings, Inc.	34,000	1,147,500
Electric Utilities (1.5%)
ITC Holdings Corp.	13,300	832,713
Electronic Equipment & Instruments (2.2%)
Rofin-Sinar Technologies, Inc.*	43,600	1,217,748
Energy Equipment & Services (2.5%)
Tidewater, Inc.	30,800	1,420,804

	Shares or Principal Amount	Value
Health Care Providers & Services (3.1%)
LHC Group, Inc.*	$43,400	$1,167,460
VCA Antech, Inc.*	27,500	568,425
		1,735,885
Pharmaceuticals (1.7%)
Perrigo Co.	14,300	942,084
Specialty Retail (1.5%)
Urban Outfitters, Inc.*	26,900	827,713
		8,124,447
Total Common Stocks		55,094,007
REPURCHASE AGREEMENT (0.4%)
UNITED STATES (0.4%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $228,002, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $236,478.	$228,000	228,000
Total Repurchase Agreement		228,000
Total Investments (Cost $42,385,252) (b)—98.6%		55,322,007

Other assets in excess of liabilities—1.4%		774,639
Net Assets—100.0%		$56,096,646

*	Non income-producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

2010 Annual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at NAV) returned 16.73% for the annual period ended October 31, 2010, versus 12.62% for its benchmark, MSCI All Country World ex. U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 380 funds) was 10.34% for the period.

International stock markets rose during the annual period on optimism over the economic recovery. Emerging markets outperformed their developed counterparts, reflecting what we believe to be stronger growth prospects. China, India and Brazil remained well-supported by domestic demand; significantly, second-quarter data showed China overtaking Japan as the world’s second-largest economy. In contrast, developed economies remained sluggish, even though fiscal stimulus programs initially boosted consumer spending. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations of the U.S. Federal Reserve’s implementation of a second round of quantitative easing lifted sentiment.

At the stock level, UK industrial pumps manufacturer Weir Group contributed the most to relative return after it raised revenue expectations for the full year of 2010, thanks to increased demand in oil and gas. The company also gained membership into the FTSE 100 Index. Japanese robotics manufacturer Fanuc posted gains as investors were heartened by full-year earnings results that were buoyed by the rebound in regional industrial demand. Global miner Rio Tinto benefited from expectations of higher iron ore prices amid rising steel demand in China and the shift away from contract pricing. The Australian government’s replacement of the proposed 40% resources tax with a lower levy also helped investor sentiment.

Our holding in energy company E.ON detracted the most from relative return, as the company was hurt by Germany’s plans to raise €2.3 billion (roughly US$3.0 billion) per year from nuclear operators as part of its austerity measures. We maintain our position in the company. QBE Insurance underperformed as increased loan loss provisioning, low yields and the stronger Australian dollar hurt earnings. Nonetheless, we like the Australian insurer for its solid balance sheet and commitment to reducing costs. Additionally, shares of Spanish lender Mapfre declined on concerns over the local economy. We still hold Mapfre in the Fund.

During the period, we purchased shares of French supermarket operator Casino Guichard Perrachon because we feel that the company has attractive international operations; Canadian National Railways, which boasts a diversified revenue base and, in our view, good management; and Australian miner BHP Billiton, which we like for its diverse products and quality of reserves. We also initiated a position in Brazilian lender Banco Bradesco, a dominant player in the market; Swiss drug-maker Novartis, which benefits from a strong drug pipeline and diverse business; and Singapore telecom SingTel because we feel that it is a well-managed company which pays an attractive dividend yield. We also subscribed to Petrobras’ share offering; the oil and gas company will use the proceeds to fund expansion plans. Conversely, we sold our small position in Belgian telecommunications company Belgacom due to our assessment of its business prospects, pharmaceutical company AstraZeneca and postal operator Deutsche Post, on our concerns over their long-term prospects. We also exited our position in Italian lender Intesa Sanpaolo and Japan’s Bank of Yokohama, given what we believe to be tough conditions in their domestic banking sectors.

The Fund’s largest absolute exposures at the end of the period included Vodafone Group, ENI SpA and Taiwan Semiconductor Manufacturing Co. (TSMC). Vodafone is a UK-based mobile phone operator with a diversified geographical business. We like its robust balance sheet and cash-flow generation, which may be further boosted should subsidiary Verizon Wireless resume dividend payments. ENI is a well-diversified oil and gas company, with operations mainly in North Africa and Europe. It has a 50% stake in Snam Rete Gas, which owns the largest natural gas pipeline system in Italy. In our view, ENI is one of the least expensive oil ands gas companies in the sector. TSMC, the world’s largest dedicated semiconductor foundry and the lowest-cost producer in the industry, has a cash-rich balance sheet and attractive dividend yield.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us. Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	16.73%	8.50%	5.19%
	w/SC2	10.05%	7.22%	4.57%
Class B	w/o SC	15.79%	7.74%	4.44%
	w/SC3	10.79%	7.44%	4.44%
Class C4,5	w/o SC	15.88%	7.76%	4.50%
	w/SC6	14.88%	7.76%	4.50%
Class R4,8	w/o SC	16.39%	8.25%	4.79%
Institutional Service Class[8]	w/o SC	16.91%	8.81%	5.50%
Institutional Class[7,8]	w/o SC	16.97%	8.83%	5.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
4	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class C and Class R shares would have produced because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.

2010 Annual Report

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) World ex-U.S. Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World ex-U.S. Index, is an unmanaged, free float-adjusted, market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Common Stocks	90.9%
Preferred Stocks	7.7%
Repurchase Agreement	0.9%
Rights	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	10.2%
Pharmaceuticals	9.7%
Commercial Banks	9.3%
Insurance	8.0%
Semiconductors & Semiconductor Equipment	7.4%
Wireless Telecommunication Services	6.3%
Real Estate Management & Development	5.9%
Tobacco	3.8%
Machinery	3.8%
Metals & Mining	3.5%
Other	32.1%
100.0%

Top Holdings*
Vodafone Group PLC	4.9%
Eni SpA	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	4.0%
British American Tobacco PLC	3.8%
Novartis AG	3.4%
Samsung Electronics Co. Ltd. GDR, Preferred Shares	3.4%
Zurich Financial Services AG	3.3%
QBE Insurance Group Ltd.	3.2%
Takeda Pharmaceutical Co. Ltd.	3.2%
Tenaris SA ADR	3.1%
Other	63.5%
100.0%

Top Countries
United Kingdom	20.9%
Switzerland	12.3%
Japan	11.9%
Italy	7.3%
Germany	7.0%
Singapore	5.7%
Brazil	4.3%
Taiwan	4.0%
Sweden	3.7%
China	3.4%
Other	19.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

Annual Report 2010

Statement of Investments

October 31, 2010

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.9%)
AUSTRALIA (3.2%)
Insurance (3.2%)
QBE Insurance Group Ltd. (a)	$790,600	$13,298,371
CANADA (1.9%)
Road & Rail (1.9%)
Canadian National Railway Co.	122,500	7,934,454
CHINA (3.4%)
Oil, Gas & Consumable Fuels (2.0%)
PetroChina Co. Ltd. (a)	6,602,000	8,109,447
Wireless Telecommunication Services (1.4%)
China Mobile Ltd. (a)	576,558	5,887,991
		13,997,438
FRANCE (3.2%)
Electrical Equipment (2.1%)
Schneider Electric SA (a)	61,700	8,766,390
Food & Staples Retailing (1.1%)
Casino Guichard-Perrachon SA (a)	47,000	4,421,791
		13,188,181
GERMANY (7.0%)
Electric Utilities (2.9%)
E.ON AG (a)	382,400	11,969,228
Food & Staples Retailing (1.2%)
Metro AG (a)	71,800	5,031,430
Textiles, Apparel & Luxury Goods (2.9%)
Adidas AG (a)	188,100	12,251,287
		29,251,945
HONG KONG (2.4%)
Real Estate Management & Development (2.4%)
Swire Pacific Ltd., Class A (a)	705,000	10,016,667
ITALY (7.3%)
Energy Equipment & Services (3.1%)
Tenaris SA ADR	314,800	13,042,164
Oil, Gas & Consumable Fuels (4.2%)
Eni SpA (a)	768,500	17,304,571
		30,346,735
JAPAN (11.9%)
Chemicals (1.8%)
Shin-Etsu Chemical Co. Ltd. (a)	149,868	7,578,226
Machinery (2.3%)
Fanuc Ltd. (a)	66,600	9,641,660
Office Electronics (3.1%)
Canon, Inc. (a)	281,500	12,958,368
Pharmaceuticals (3.2%)
Takeda Pharmaceutical Co. Ltd. (a)	281,804	13,209,908

	Shares or Principal Amount	Value
Real Estate Management & Development (1.5%)
Daito Trust Construction Co. Ltd. (a)	$98,900	5,980,538
		49,368,700
MEXICO (0.9%)
Transportation Infrastructure (0.9%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	74,500	3,754,800
NETHERLANDS (1.7%)
Industrial Conglomerates (1.7%)
Koninklijke Philips Electronics NV (a)*	232,263	7,084,558
SINGAPORE (5.7%)
Commercial Banks (2.2%)
Oversea-Chinese Banking Corp. Ltd. (a)	1,297,509	9,063,626
Diversified Telecommunication Services (1.5%)
Singapore Telecommunications Ltd. (a)	2,599,000	6,206,345
Real Estate Management & Development (2.0%)
City Developments Ltd. (a)	837,000	8,259,105
		23,529,076
SPAIN (1.5%)
Insurance (1.5%)
Mapfre SA (a)	1,841,100	6,117,879
SWEDEN (3.7%)
Commercial Banks (1.9%)
Nordea Bank AB (a)	722,800	7,958,497
Communications Equipment (1.8%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	664,700	7,310,097
		15,268,594
SWITZERLAND (12.3%)
Food Products (2.5%)
Nestle SA (a)	186,400	10,209,959
Insurance (3.3%)
Zurich Financial Services AG (a)	55,900	13,679,694
Pharmaceuticals (6.5%)
Novartis AG(a)*	245,100	14,201,754
Roche Holding AG (a)*	88,600	13,011,280
		27,213,034
		51,102,687
TAIWAN (4.0%)
Semiconductors & Semiconductor Equipment (4.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,530,577	16,698,595
UNITED KINGDOM (20.8%)
Commercial Banks (2.7%)
Standard Chartered PLC (a)	389,300	11,260,449
Machinery (1.5%)
Weir Group PLC (The) (a)	248,700	6,207,213

See accompanying notes to financial statements.

2010 Annual Report

Statement of Investments (concluded)

October 31, 2010

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Metals & Mining (3.5%)
BHP Billiton PLC (a)	$118,500	$4,197,860
Rio Tinto PLC (a)	163,600	10,625,863
		14,823,723
Multi-utilities (2.3%)
Centrica PLC (a)*	1,779,400	9,468,314
Oil, Gas & Consumable Fuels (2.1%)
Royal Dutch Shell PLC, Class B (a)*	271,300	8,682,041
Tobacco (3.8%)
British American Tobacco PLC (a)	418,431	15,940,669
Wireless Telecommunication Services (4.9%)
Vodafone Group PLC (a)	7,401,100	20,231,667
		86,614,076
Total Common Stocks		377,572,756
PREFERRED STOCKS (7.7%)
BRAZIL (4.3%)
Commercial Banks (2.4%)
Banco Bradesco SA ADR, Preferred Shares	477,070	9,923,056
Oil, Gas & Consumable Fuels (1.9%)
Petroleo Brasileiro SA ADR, Preferred Shares	255,728	7,976,156
		17,899,212
REPUBLIC OF SOUTH KOREA (3.4%)
Semiconductors & Semiconductor Equipment (3.4%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares (a)(b)	57,269	14,031,298
Total Preferred Stocks		31,930,510

	Shares or Principal Amount	Value
RIGHTS (0.1%)
UNITED KINGDOM (0.1%)
Commercial Banks (0.1%)
Standard Chartered PLC*	$48,662	$409,751
Total Rights		409,751
REPURCHASE AGREEMENT (0.9%)
UNITED STATES (0.9%)
State Street Bank, 0.11%, dated 10/29/2010, due 11/01/10, repurchase price $3,612,033, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $3,686,907	$3,612,000	3,612,000
Total Repurchase Agreement		3,612,000
Total Investments (Cost $329,644,410) (c)—99.6%		413,525,017

Other assets in excess of liabilities—0.4%		1,628,784
Net Assets—100.0%		$415,153,801

*	Non income-producing security.
(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2010

Aberdeen Natural Resources Fund (Unaudited)

Earlier this year, Aberdeen’s global equity portfolio management team assumed management of the Fund, allowing it to potentially benefit from Aberdeen’s global investment management expertise. Since that time, the team has been repositioning the Fund to a more concentrated portfolio focused on natural resources companies globally, as permitted by the Fund’s prospectus. The Fund has reduced its weightings in U.S.-based companies to create a portfolio that is more geographically diversified. As a result, effective November 1, 2010, the S&P Global Natural Resources Sector Index™ replaced the S&P North American Natural Resources Sector Index™ as the Fund’s benchmark. The global equity investment management team believes that the composition of the S&P Global Natural Resources Sector Index™ makes it the most meaningful comparison index, given the Fund’s investment strategy and the investment opportunities pursued by the global equity investment management team.

The Aberdeen Natural Resources Fund (Class A shares at NAV) returned 10.52% for the annual period ended October 31, 2010, versus 14.03% for its benchmark during the period, the Standard & Poor’s (S&P) North American Natural Resources Sector Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 128 funds) was 10.59% for the period.

Global equities posted double-digit gains for the annual period despite numerous patches of volatility. Markets were initially boosted by optimism over the global recovery and policymakers’ efforts to support economic growth. Sovereign debt concerns in Europe subsequently caused a sharp sell-off following credit downgrades for Greece, Spain and Portugal. However, towards the end of the period, positive quarterly earnings results, a pick-up in mergers and acquisitions activity, and relief over the European banking sector stress tests lifted investor sentiment. Natural resources equities moved in line with the broader market for the reporting period. Stocks in the subsectors of energy equipment and services and metals and mining registered the biggest gains within the benchmark S&P North American Natural Resources Index, while construction materials was the worst-performing industry. During the period, the weak U.S. dollar triggered a flight to safety. The gold price rose above $1,380.00 per troy ounce before retreating towards the end of the period. Demand for gold jewelry also remained robust, most notably from India, China and the Middle East. U.S. crude oil prices, meanwhile, rose to $81.43 a barrel from $77.00 at the start of the reporting period.

Stock selection in the subsectors of energy equipment and services, and oil, gas and consumable fuels hampered Fund performance for the annual period. The primary detractors were Brazilian national oil group Petroleo Brasileiro SA (Petrobras), U.S. shale gas explorer Range Resources and Texas-based natural gas producer Southwestern Energy. Our non-benchmark exposure to Petrobras detracted from performance as its stock price was dampened by uncertainty over its $67 billion dollar share offering, which diluted minority shareholders’ stakes while the government ultimately gained a bigger share of the company. Range Resources was also a weak performer as its revenues fell short of analysts’ expectations and it sold non-core property assets to fund short-term capital needs. Finally, Southwestern Energy was hampered by declining natural gas prices.

The Fund’s holdings in the subsector of metals and mining contributed the most to relative performance. The key contributors included Whiting Petroleum, a Colorado-based oil and gas exploration and production company; diversified specialty metals producer Allegheny Technologies; and farm and forestry equipment maker Deere & Co. Whiting Petroleum increased its 2010 production targets, realized savings from cost cuts, and discussed potential developments that could benefit its reserves and production. Allegheny Technologies continued to benefit from the rise in metals prices and improvement in the supply chain throughout the commercial aerospace industry. Deere was a solid performer on the back of strong demand for big farm machinery in the Americas. The agricultural environment remained robust, as the prices of wheat, corn and other crops spiked because of supply shortages.

During the period, we repositioned the Fund towards a more concentrated portfolio focusing on natural resources companies globally, and the strength and durability of their business models through economic cycles. The most significant change from an asset allocation perspective was a reduction in the weighting of U.S.-based companies to a portfolio that is more geographically diversified. To this end, we sold several U.S. holdings, including oil and gas exploration and production companies Apache Corporation, Cabot Oil and Gas, Devon Energy, Occidental Petroleum, Petrohawk Energy and SandRidge Energy, as well as Appalachian coal provider Consol Energy and deepwater drilling rig vendor Transocean. Conversely, we initiated a position in Argentina-based seamless pipe manufacturer Tenaris; Japanese specialty chemicals company Shin-Etsu Chemical; French critical-power and cooling service provider Schneider Electric; industrial gas group Air Liquide; Canadian gold producer Goldcorp; Netherlands-based oil services company Fugro; and PetroChina, China’s largest oil and gas producer. We also added three new UK-based holdings: energy producer BG Group, utility company Centrica, and oil and gas company Royal Dutch Shell.

The Fund’s largest absolute exposures at the end of the period included mining companies Rio Tinto and BHP Billiton, and specialist pipe manufacturer Tenaris. Rio Tinto owns a diverse portfolio of world-class interests in aluminum, copper, diamonds, gold, coal, iron ore and industrial minerals. We like its focused management, which we feel seeks to maximize shareholder value. We believe that BHP Billiton is a top-quality, cash-rich business with low debt, and offers not only exposure to the growing demand for commodities, but also the possibility of higher dividend payouts for shareholders. Tenaris, which specializes in pipes for the oil and gas sector, has a healthy balance sheet and has benefited from increased investment in global oil extraction.

2010 Annual Report

Aberdeen Natural Resources Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

Aberdeen Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	10.52%	6.95%	16.31%
	w/SC3	4.14%	5.69%	15.23%
Class B	w/o SC	9.85%	6.21%	15.49%
	w/SC4	4.85%	5.93%	15.49%
Class C	w/o SC	9.83%	6.23%	15.51%
	w/SC5	8.83%	6.23%	15.51%
Class R6	w/o SC	10.39%	6.74%	16.03%
Institutional Service Class[6]	w/o SC	10.96%	7.29%	16.63%
Institutional Class[6]	w/o SC	10.93%	7.29%	16.66%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from total returns after 6 years.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2010 Annual Report

Aberdeen Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Natural Resources Fund, S&P North American Natural Resources Sector Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

S&P North American Natural Resources Sector Index™ is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks, including companies in the categories of extractive industries, energy, owners and operators of timber tracts, forestry services, producers of pulp and paper and owners of plantations. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Common Stocks	99.4%
Other assets in excess of liabilities	0.6%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	29.3%
Metals & Mining	26.5%
Chemicals	16.1%
Energy Equipment & Services	14.6%
Electrical Equipment	2.8%
Electric Utilities	2.6%
Aerospace & Defense	2.6%
Multi-Utilities	2.5%
Road & Rail	2.4%
Other	0.6%
100.0%

Top Holdings
BHP Billiton PLC	6.5%
Rio Tinto PLC	6.4%
Tenaris SA ADR	5.9%
Eni SpA	5.1%
Vale SA ADR	4.6%
Barrick Gold Corp.	4.6%
Schlumberger Ltd.	4.5%
Goldcorp, Inc.	4.4%
Shin-Etsu Chemical Co. Ltd.	4.3%
Royal Dutch Shell PLC, Class B	4.3%
Other	49.4%
100.0%

Top Countries
United Kingdom	21.7%
United States	19.9%
Canada	11.4%
Italy	11.0%
France	8.0%
Brazil	7.5%
Germany	5.8%
Japan	4.3%
Thailand	3.6%
China	3.1%
Other	3.7%
100.0%

Annual Report 2010

Statement of Investments

October 31, 2010

Aberdeen Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.4%)
BRAZIL (7.5%)
Metals & Mining (4.6%)
Vale SA ADR	$134,900	$4,335,686
Oil, Gas & Consumable Fuels (2.9%)
Petroleo Brasileiro SA ADR	80,100	2,733,012
		7,068,698
CANADA (11.4%)
Metals & Mining (9.0%)
Barrick Gold Corp.	89,900	4,323,291
Goldcorp, Inc.	92,300	4,121,327
		8,444,618
Road & Rail (2.4%)
Canadian National Railway Co.	35,600	2,306,168
		10,750,786
CHILE (1.0%)
Chemicals (1.0%)
Sociedad Quimica y Minera de Chile SA ADR	18,600	963,480
CHINA (3.1%)
Oil, Gas & Consumable Fuels (3.1%)
PetroChina Co. Ltd. Class H (a)	2,382,000	2,925,887
FRANCE (8.0%)
Chemicals (3.1%)
Air Liquide SA (a)	22,400	2,900,254
Electrical Equipment (2.8%)
Schneider Electric SA (a)	18,500	2,628,496
Oil, Gas & Consumable Fuels (2.1%)
Total SA (a)	35,800	1,948,734
		7,477,484
GERMANY (5.8%)
Chemicals (3.2%)
Linde AG (a)	21,000	3,021,339
Electric Utilities (2.6%)
E.ON AG (a)	78,200	2,447,682
		5,469,021
ITALY (11.0%)
Energy Equipment & Services (5.9%)
Tenaris SA ADR	132,600	5,493,618
Oil, Gas & Consumable Fuels (5.1%)
Eni SpA (a)	214,500	4,829,968
		10,323,586
JAPAN (4.3%)
Chemicals (4.3%)
Shin-Etsu Chemical Co. Ltd. (a)	79,700	4,030,111

	Shares or Principal Amount	Value
NETHERLANDS (2.1%)
Energy Equipment & Services (2.1%)
Fugro NV (a)	$27,900	$1,975,167
THAILAND (3.6%)
Oil, Gas & Consumable Fuels (3.6%)
PTT Exploration & Production PCL, Foreign Shares (a)	586,700	3,356,036
UNITED KINGDOM (21.7%)
Metals & Mining (12.9%)
BHP Billiton PLC (a)	172,100	6,096,639
Rio Tinto PLC (a)	92,800	6,027,384
		12,124,023
Multi-Utilities (2.5%)
Centrica PLC (a)	440,200	2,342,335
Oil, Gas & Consumable Fuels (6.3%)
BG Group PLC (a)	98,900	1,925,201
Royal Dutch Shell PLC, Class B (a)	124,800	3,993,803
		5,919,004
		20,385,362
UNITED STATES (19.9%)
Aerospace & Defense (2.6%)
United Technologies Corp.	32,200	2,407,594
Chemicals (4.5%)
Monsanto Co.	24,000	1,426,080
Praxair, Inc.	30,500	2,785,870
		4,211,950
Energy Equipment & Services (6.6%)
Schlumberger Ltd.	61,100	4,270,279
Tidewater, Inc.	41,900	1,932,847
		6,203,126
Oil, Gas & Consumable Fuels (6.2%)
EOG Resources, Inc.	40,100	3,838,372
Hess Corp.	31,700	1,998,051
		5,836,423
		18,659,093
Total Common Stocks		93,384,711
Total Investments (Cost $83,717,337) (b)—99.4%		93,384,711

Other Assets In Excess Of Liabilities—0.6%		576,489
Net Assets—100.0%		$93,961,200

(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

2010 Annual Report

Aberdeen Small Cap Fund (Unaudited)

The Aberdeen Small Cap Fund (Class A shares at NAV) returned 26.74% for the annual period ended October 31, 2010, versus 26.58% for its benchmark, the Russell 2000® Index. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 814 funds) was 24.55% for the period.

During the annual period, the U.S. equity market saw significant regulatory reform in the healthcare and financial sectors, record-low interest rates as the Federal Reserve Board maintained its monetary easing measures, and continued high unemployment levels. Despite these headwinds, companies produced generally positive corporate earnings reports attributable mainly to cost-control measures and improvement in demand. Consequently, U.S. stocks, as measured by the broader-market S&P 500 Index, posted double-digit gains during the review period. Markets were underpinned by improving earnings at the corporate level while economic data carried a positive tone. The accelerating pace of merger-and-acquisition activity also helped boost the market’s performance in the last several months of the period. Companies have begun deploying cash into both strategic mergers and industry-consolidating acquisitions. Not only are these companies improving profitability and posting organic earnings growth, they are also investing for their future growth. Furthermore, many have initiated share repurchases to return some of the excess cash to their investors.

Stock selection in the consumer discretionary sector enhanced the Fund’s relative return for the annual period. The most notable contributors among our individual holdings in the sector included two specialty retailers, Tractor Supply Co. and Zumiez. Tractor Supply continued to improve profit margins as the company implemented more effective price optimization systems and experienced organic growth at existing stores. Zumiez saw a sharp improvement in sales throughout the year as younger-generation consumers returned to the stores, helping to increase margins. The strongest overall individual stock performers were Kansas City Southern, a provider of rail freight transportation services in the U.S. and Mexico, and commercial lender CapitalSource. Kansas City Southern benefited from strong long-term tailwinds in pricing in the railroad industry and substantially higher organic business volumes. The company also has fully recovered from the decline in freight volume caused by Hurricane Alex, which struck the Mexican Gulf coast in early July. CapitalSource returned to profitability during the period and significantly strengthened reserves against expected losses on a legacy portfolio of loans. Additionally, the company has seen substantial loan growth while the credit quality of its portfolio has improved.

Fund performance was hindered mainly by stock selection in the industrials sector. The primary individual stock detractors within the sector were Dynamic Materials Corp., an industrial manufacturing firm servicing the energy industry; steel producer AK Steel Holding Corp.; and Harsco Corp., a provider of industrial services and engineered products. Dynamic Materials did not meet earnings expectations for two consecutive quarters in the first half of the annual period, posting a loss in the first quarter of its 2010 fiscal year. The poor results were attributable mainly to a decline in orders in the company’s explosive metalworking segment amid continued economic weakness. The company returned to profitability the following quarter on strength in the company’s oilfield products and welding businesses. AK Steel’s profit margins continue to be squeezed by the rise in iron ore prices, which remain at record-high levels despite sluggish demand for domestic steel products. However, shipments rose significantly in the third quarter. Despite relatively strong operating results in other businesses, Harsco Corp continued to experience weakness in its infrastructure segment. Harsco leases scaffolding and related equipment to commercial construction companies, which have been delaying and cancelling orders for an extended period of time. The company also reduced its earnings outlook for the 2010 fiscal year. We maintain our holdings in all three companies.

During the period, our new positions included Advent Software, a software development company that serves the financial services industries; AK Steel Holding Corp.; BE Aerospace, a supplier of cabin interior products for commercial aircraft; Ocwen Financial Corp., a mortgage and real estate servicing firm; and The Dress Barn, a women’s apparel retailer. We added to our core position in Tellabs, a provider of telecommunications networking products, on material price weakness, as we believe potential competitive pressures have been priced into the stock. We sold our shares in Whiting Petroleum, an oil and gas exploration and production company. While we still believe that the shares are attractive, the company’s market capitalization became too large for the Fund’s mandate. Among our other closed positions were Western Alliance Bancorporation, a Las Vegas-based commercial bank; The Macerich Company, a real estate investment trust with shopping mall assets; Synaptics, a manufacturer of touch-sensitive pads for communication devices; and specialty metals producer Allegheny Technologies.

The Fund’s largest absolute stock weightings include Valspar, a manufacturer of paint and coatings; BE Aerospace; and oil and gas exploration and production company Berry Petroleum. Valspar has continued to grow its revenue through the recession by increasing its market share, expanding in Asia, and raising prices. Despite the weak housing market, the company benefited from its long-standing collaborative relationship with retailers. Valspar also has been introducing innovation into existing product lines to deliver better value that justifies the premium price that it charges for these products. BE Aerospace cited strong organic growth in its most recent quarterly earnings report in both its commercial and consumables segments. The company experienced further operating leverage as the increase in revenue exceeded costs. The company also saw an increase in the size of its backlog, which bodes well for organic growth ahead, and recently has outperformed versus its peers on management’s strong outlook for aerospace demand in 2011. We believe that Berry Petroleum has strong cash flow and an improving balance sheet and is benefiting from higher oil prices. Toward the end of the annual period, the company received a previously delayed approval from the California Division of Oil, Gas and Geothermal Resources for the next phase of development of its diatomite asset.

Annual Report 2010

Aberdeen Small Cap Fund (Unaudited)

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of more established mid- or large-cap companies.

The fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these risks.

2010 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	26.74%	2.29%	6.83%
	w/SC2	19.42%	1.08%	6.20%
Class B	w/o SC	25.81%	1.58%	6.11%
	w/SC3	20.81%	1.32%	6.11%
Class C4,5	w/o SC	25.96%	1.60%	6.13%
	w/SC6	24.96%	1.60%	6.13%
Class R4,8	w/o SC	26.38%	2.10%	6.48%
Institutional Service Class[8]	w/o SC	27.03%	2.65%	7.12%
Institutional Class[7,8]	w/o SC	26.99%	2.59%	7.10%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Fund commenced operations on November 2, 1998. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
4	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares and what Class R shares would have produced because all three classes invest in the same portfolio of securities. Returns for these classes have been adjusted to eliminate sales charges that do not apply to these classes, but have not been adjusted to reflect lower class-level expenses, if any.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
6	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.

Annual Report 2010

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is an unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Common Stocks	100.3%
Repurchase Agreement	0.1%
Liabilities in excess of other assets	(0.4%	)
	100.0%

Top Industries
Machinery	11.8%
Commercial Banks	8.5%
Specialty Retail	6.5%
Software	6.2%
Health Care Providers & Services	6.1%
Insurance	4.5%
Hotels, Restaurants & Leisure	4.4%
Thrifts & Mortgage Finance	3.7%
Road & Rail	3.6%
Metals & Mining	3.2%
Other	41.5%
100.0%

Top Holdings*
Valspar Corp.	2.5%
BE Aerospace, Inc.	2.5%
Berry Petroleum Co., Class A	2.4%
Wintrust Financial Corp.	2.4%
Kennametal, Inc.	2.3%
Drew Industries, Inc.	2.3%
Monro Muffler Brake, Inc.	2.3%
Kansas City Southern	2.3%
Wabtec Corp.	2.2%
Solera Holdings, Inc.	2.2%
Other	76.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

2010 Annual Report

Statement of Investments

October 31, 2010

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (100.3%)
Aerospace & Defense (2.5%)
BE Aerospace, Inc.*	$167,769	$6,167,188
Auto Components (2.3%)
Drew Industries, Inc.*	272,900	5,750,003
Biotechnology (1.2%)
United Therapeutics Corp.*	49,460	2,967,600
Building Products (0.5%)
Gibraltar Industries, Inc.*	140,700	1,284,591
Chemicals (2.5%)
Valspar Corp.	194,230	6,234,783
Commercial Banks (8.5%)
Bank of the Ozarks, Inc.	106,130	4,034,001
Canadian Western Bank	153,900	3,826,752
CapitalSource, Inc.	847,359	5,177,363
Univest Corp. of Pennsylvania	122,124	2,303,259
Wintrust Financial Corp.	197,571	5,915,276
		21,256,651
Commercial Services & Supplies (1.3%)
Clean Harbors, Inc.*	44,207	3,116,594
Communications Equipment (2.2%)
Tellabs, Inc.	805,553	5,493,871
Containers & Packaging (0.5%)
Silgan Holdings, Inc.	38,882	1,312,268
Electric Utilities (0.8%)
ITC Holdings Corp.	29,860	1,869,535
Electronic Equipment & Instruments (2.9%)
Littelfuse, Inc.*	58,774	2,493,781
Rofin-Sinar Technologies, Inc.*	167,230	4,670,734
		7,164,515
Energy Equipment & Services (1.6%)
Tidewater, Inc.	85,960	3,965,335
Food Products (2.3%)
Smithfield Foods, Inc.*	223,360	3,741,280
TreeHouse Foods, Inc.*	41,000	1,914,700
		5,655,980
Health Care Equipment & Supplies (3.1%)
Hill-Rom Holdings, Inc.	102,700	3,979,625
Inverness Medical Innovations, Inc.*	46,947	1,387,284
Teleflex, Inc.	44,420	2,476,415
		7,843,324
Health Care Providers & Services (6.1%)
IPC The Hospitalist Co., Inc.*	122,940	3,937,768
LHC Group, Inc.*	170,255	4,579,860
Sun Healthcare Group, Inc.*	446,713	4,248,241
VCA Antech, Inc.*	120,720	2,495,282
		15,261,151

	Shares or Principal Amount	Value
Hotels, Restaurants & Leisure (4.4%)
P.F. Chang’s China Bistro, Inc.	$57,320	$2,632,134
Panera Bread Co.*	24,300	2,175,093
Penn National Gaming, Inc.*	90,900	3,023,334
WMS Industries, Inc.*	71,860	3,135,252
		10,965,813
Household Durables (1.3%)
Ethan Allen Interiors, Inc.	211,500	3,208,455
Information Technology Services (0.7%)
Alliance Data Systems Corp.*	27,920	1,695,302
Insurance (4.5%)
Amerisafe, Inc.*	202,960	3,874,507
Aspen Insurance Holdings Ltd.	123,800	3,512,206
Hanover Insurance Group, Inc. (The)	82,353	3,726,473
		11,113,186
Internet & Catalog Retail (1.2%)
NutriSystem, Inc.	157,981	3,020,597
Machinery (11.8%)
Dynamic Materials Corp.	295,627	4,591,087
FreightCar America, Inc.	185,338	4,904,043
Harsco Corp.	170,638	3,955,389
Kennametal, Inc.	170,947	5,836,131
Terex Corp.*	203,665	4,572,279
Wabtec Corp.	118,070	5,530,399
		29,389,328
Metals & Mining (3.2%)
AK Steel Holding Corp.	282,200	3,552,898
Compass Minerals International, Inc.	56,800	4,479,816
		8,032,714
Oil, Gas & Consumable Fuels (2.4%)
Berry Petroleum Co., Class A	176,970	6,054,144
Pharmaceuticals (0.8%)
Viropharma, Inc.*	124,790	2,041,564
Real Estate Investment Trust (REIT) (1.3%)
Healthcare Realty Trust, Inc.	138,108	3,333,927
Real Estate Management & Development (1.8%)
Jones Lang LaSalle, Inc.	57,410	4,481,425
Road & Rail (3.6%)
Con-way, Inc.	101,600	3,353,816
Kansas City Southern*	129,000	5,652,780
		9,006,596
Semiconductors & Semiconductor Equipment (2.6%)
Silicon Laboratories, Inc.*	50,800	2,026,920
Teradyne, Inc.*	395,000	4,439,800
		6,466,720

See accompanying notes to financial statements.

Annual Report 2010

Statement of Investments (concluded)

October 31, 2010

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
Software (6.2%)
Advent Software, Inc.*	$45,297	$2,433,355
Concur Technologies, Inc.*	75,408	3,892,561
MICROS Systems, Inc.*	77,967	3,538,922
Solera Holdings, Inc.	114,690	5,510,854
		15,375,692
Specialty Retail (6.5%)
Dress Barn, Inc.*	83,000	1,904,020
Monro Muffler Brake, Inc.	119,600	5,709,704
Tractor Supply Co.	129,960	5,146,416
Zumiez, Inc.*	136,289	3,573,498
		16,333,638
Textiles, Apparel & Luxury Goods (2.0%)
Phillips-Van Heusen Corp.	80,048	4,910,144
Thrifts & Mortgage Finance (3.7%)
Ocwen Financial Corp.*	470,200	4,057,826
Washington Federal, Inc.	178,980	2,690,069
Westfield Financial, Inc.	301,777	2,550,016
		9,297,911
Trading Companies & Distributors (2.6%)
Beacon Roofing Supply, Inc.*	355,530	5,247,623
Rush Enterprises, Inc., Class A*	82,250	1,306,952
		6,554,575

	Shares or Principal Amount	Value
Wireless Telecommunication Services (1.4%)
Shenandoah Telecommunications Co.	$191,030	$3,486,297
Total Common Stocks		250,111,417
REPURCHASE AGREEMENT (0.1%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $368,003, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $376,215	$368,000	368,000
Total Repurchase Agreement		368,000
Total Investments (Cost $208,041,904) (a)—100.4%		250,479,417

Liabilities In Excess Of Other Assets—(0.4)%		(1,027,307)
Net Assets—100.0%		$249,452,110

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2010 Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

The Aberdeen U.S. Equity Fund (Class A shares at NAV) returned 13.68% for the annual period ended October 31, 2010, versus 16.52% for its benchmark, the Standard & Poor’s (S&P) 500® Index. For broader comparison, average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 1,077 funds) was 14.46% for the period.

During the annual period, the U.S. equity market saw significant regulatory reform in the healthcare and financial sectors, record-low interest rates as the Federal Reserve Board maintained its monetary easing measures, and continued high unemployment levels. Despite these headwinds, companies produced generally positive corporate earnings reports attributable mainly to cost-control measures and improvement in demand. Consequently, U.S. stocks, as measured by the broader-market S&P 500 Index, posted double-digit gains during the review period. Markets were underpinned by improving earnings at the corporate level while economic data carried a positive tone. The accelerating pace of merger-and-acquisition activity also helped boost the market’s performance in the last several months of the period. Companies have begun deploying cash into both strategic mergers and industry-consolidating acquisitions. Not only are these companies improving profitability and posting organic earnings growth, they are also investing for their future growth. Furthermore, many have initiated share repurchases to return some of the excess cash to their investors.

Fund performance for the period was hindered by our positions in retail drugstore chain and pharmacy benefit manager CVS Caremark; biopharmaceutical company Gilead Sciences; and healthcare services provider Quest Diagnostics. In early summer, CVS Caremark’s competitor and customer Walgreens decided to remove CVS from its pharmacy network, which placed pressure on the company’s earnings outlook. The companies later came to mutually agreeable terms to continue the relationship. Additionally, late in the period, CVS also received approval to provide Medicare pharmacy coverage in more states for 2011, and was awarded a contract from Aetna. We maintain our position in CVS as we believe the company will benefit from economy-of-scale advantages on its pharmacy benefits manager business and that the shares do not fully reflect the cash-flow profile of the enterprise. Gilead’s share price decline was attributable to greater-than-expected pricing pressures from domestic and European governments. Since a majority of the company’s revenues are paid by government programs to support HIV patients, fiscal austerity measures being implemented in Europe, as well as healthcare reform at home in the U.S., had a negative impact on the company’s revenue and earnings outlook. We still own shares in the company as we believe that its long-lived pharmaceutical patents, drug development pipeline and large cash balance are not reflected in its valuation. Quest Diagnostics’ second-quarter results were hindered by a year-over-year drop in clinical revenues. A key operating metric for the company is testing volumes, which is largely driven by visits to physicians’ offices, which remained weak due to the overall high unemployment level in the U.S. However, at the end of the period, the company reported some improvement, and we feel the shares are undervalued given the company’s economies of scale, positive underlying industry dynamics, and the potential revenue benefits from regulatory reform, all which support robust cash flow. Consequently, we maintain our position in the company.

The main contributors to Fund performance among individual holdings were industrial machinery manufacturer Deere & Co.; computing security software company McAfee; and consulting company Cognizant Technology Solutions. The outlook for Deere improved in the latter half of the annual period along with the rise in agricultural commodity prices. Rising corn and other crop prices drove the expectation of higher farm income, which historically have translated to increased purchases of farm equipment and thus revenue growth for Deere. McAfee has tentatively agreed to be acquired at a premium price by PC chip maker Intel (also a current Fund holding). We closed our position in McAfee after its share price rose following the merger announcement. Cognizant Technology Solutions soundly demonstrated its ability to grow earnings even through the depth of the recession as its value proposition focuses on reducing costs for clients through making processes more efficient and outsourcing select functions.

During the annual period, we added to existing positions in several companies and established new positions in companies which, in our view, have attractive franchises and long-term prospects. We increased our holdings in healthcare equipment company Baxter International and industrial gas company Praxair. We initiated positions in Bombardier, a Canadian aerospace and rail transportation company, and Solera Holdings, a provider of software and services to the global automobile insurance claims processing industry. As we noted previously, we closed our position in McAfee following the announcement of Intel’s acquisition bid. We also sold our holding in luxury homebuilder Toll Brothers Inc. in late 2009. Despite the company’s strong balance sheet and industry-leading cost structure, we believe the U.S. housing market will prove to have an extended period of weak fundamentals. Toward the end of the annual period, we initiated a position in securities exchange operator Intercontinental Exchange, as we believe the company has a differentiated business model within an industry that is likely to benefit from long-term demand.

At the end of the period, the Fund’s largest absolute stock weightings were enterprise software company Oracle Corp.; data networking equipment manufacturer Cisco Systems; and consumer foods company PepsiCo. Oracle continues to see significant revenue gains in both software licenses and hardware. The company recently hired former HP CEO Mark Hurd, who was instrumental in executing the turnaround at his previous employer. We believe Mr. Hurd brings significant hardware experience to Oracle as the company is reaching beyond its software strength to achieve growth, acquiring hardware maker Sun Microsystems in 2009. We believe that Cisco will be an early beneficiary of increased business investment. Corporations realize a strong return on investment on their networking outlays so it is often at the top of their priority list. Additionally, Cisco boasts a strong ability to generate cash and to control its costs, and recently has made market share gains. We feel that the company also has the opportunity for growth through acquisitions in new markets. As the

Annual Report 2010

Aberdeen U.S. Equity Fund (Unaudited)

global economy recovers, we feel that PepsiCo most likely will be able to continue to improve its pricing power, which it had tempered during the downturn in an effort to maintain market share. PepsiCo plans to raise its investment into its China, Russia and North American beverage units.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2010 Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.68%	1.46%	(0.37%	)
	w/SC2	7.20%	0.26%	(0.96%	)
Class B	w/o SC	12.91%	0.80%	(1.05%	)
	w/SC3	7.91%	0.48%	(1.05%	)
Class C4,5	w/o SC	12.96%	0.80%	(0.99%	)
	w/SC6	11.96%	0.80%	(0.99%	)
Class R4,8	w/o SC	13.52%	1.33%	(0.67%	)
Institutional Class[7,8]	w/o SC	14.14%	1.79%	(0.03%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Beginning February 28, 2009, in connection with the change in name of the Fund, the Fund no longer uses a growth style for investing securities and became diversified so that it invests in a larger number of companies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
4	Returns before the first offering of Class C shares (March 1, 2001) and Class R shares (October 1, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the predecessor fund. This performance is substantially similar to what the Class C shares and Class R shares would have produced, because all classes invest in the same portfolio of securities. Class C performance has been adjusted to reflect applicable sales charges. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect its lower expenses.
5	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
6	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.
8	Not subject to any sales charges.

Annual Report 2010

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization weighted index of 500 widely held stocks of large-cap U.S. companies. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Common Stocks	98.8%
Repurchase Agreement	1.1%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	9.0%
Communications Equipment	5.6%
Software	5.4%
Specialty Retail	4.3%
Health Care Equipment & Supplies	4.3%
Energy Equipment & Services	4.1%
Commercial Banks	4.0%
Food Products	4.0%
Aerospace & Defense	3.8%
Machinery	3.6%
Other	51.9%
100.0%

Top Holdings*
Oracle Corp.	3.0%
Cisco Systems, Inc.	3.0%
PepsiCo, Inc.	3.0%
CVS Caremark Corp.	2.7%
Marvell Technology Group Ltd.	2.7%
QUALCOMM, Inc.	2.6%
Schlumberger Ltd.	2.6%
JPMorgan Chase & Co.	2.5%
Gilead Sciences, Inc.	2.5%
Kraft Foods, Inc., Class A	2.5%
Other	72.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

2010 Annual Report

Statement of Investments

October 31, 2010

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.8%)
Aerospace & Defense (3.8%)
Bombardier, Inc.	$111,300	$554,372
United Technologies Corp.	13,900	1,039,303
		1,593,675
Auto Components (1.0%)
BorgWarner, Inc.*	7,800	437,658
Beverages (3.0%)
PepsiCo, Inc.	19,000	1,240,700
Biotechnology (2.5%)
Gilead Sciences, Inc.*	26,700	1,059,189
Capital Markets (3.4%)
Charles Schwab Corp. (The)	35,000	539,000
State Street Corp.	20,700	864,432
		1,403,432
Chemicals (3.5%)
Monsanto Co.	10,500	623,910
Praxair, Inc.	9,100	831,194
		1,455,104
Commercial Banks (4.0%)
Royal Bank of Canada	15,300	815,930
Wells Fargo & Co.	32,700	852,816
		1,668,746
Communications Equipment (5.6%)
Cisco Systems, Inc.*	54,600	1,246,518
QUALCOMM, Inc.	24,050	1,085,376
		2,331,894
Computers & Peripherals (1.5%)
EMC Corp.*	28,800	605,088
Consumer Finance (0.9%)
Capital One Financial Corp.	10,300	383,881
Diversified Financial Services (3.1%)
IntercontinentalExchange, Inc.*	1,900	218,253
JPMorgan Chase & Co.	28,150	1,059,285
		1,277,538
Diversified Telecommunication Services (0.9%)
TELUS Corp.	8,800	389,999
Electrical Equipment (2.1%)
Emerson Electric Co.	15,600	856,440
Energy Equipment & Services (4.1%)
Schlumberger Ltd.	15,400	1,076,306
Tidewater, Inc.	13,900	641,207
		1,717,513
Food & Staples Retailing (2.7%)
CVS Caremark Corp.	36,750	1,106,910

	Shares or Principal Amount	Value
Food Products (4.0%)
Kellogg Co.	$12,000	$603,120
Kraft Foods, Inc., Class A	32,300	1,042,321
		1,645,441
Health Care Equipment & Supplies (4.3%)
Baxter International, Inc.	19,000	967,100
St. Jude Medical, Inc.*	21,200	811,960
		1,779,060
Health Care Providers & Services (2.9%)
Aetna, Inc.	20,000	597,200
Quest Diagnostics, Inc.	12,500	614,250
		1,211,450
Hotels, Restaurants & Leisure (0.7%)
Starwood Hotels & Resorts Worldwide, Inc.*	5,300	286,942
Household Products (1.3%)
Procter & Gamble Co. (The)	8,400	533,988
Industrial Conglomerates (1.7%)
3M Co.	8,300	699,026
Information Technology Services (3.1%)
Alliance Data Systems Corp.*	9,200	558,624
Cognizant Technology Solutions Corp., Class A*	11,300	736,647
		1,295,271
Insurance (3.1%)
Aflac, Inc.	8,100	452,709
MetLife, Inc.	21,080	850,156
		1,302,865
Internet Software & Services (2.0%)
Yahoo!, Inc.*	49,300	813,943
Machinery (3.6%)
Deere & Co.	12,500	960,000
PACCAR, Inc.	10,400	533,104
		1,493,104
Media (1.0%)
Comcast Corp.	21,200	436,296
Oil, Gas & Consumable Fuels (9.0%)
Apache Corp.	9,750	984,945
EOG Resources, Inc.	10,040	961,029
Exxon Mobil Corp.	12,800	850,816
Hess Corp.	15,100	951,753
		3,748,543
Pharmaceuticals (2.0%)
Johnson & Johnson	13,400	853,178
Road & Rail (2.5%)
Canadian National Railway Co.	16,000	1,036,480

See accompanying notes to financial statements.

Annual Report 2010

Statement of Investments (continued)

October 31, 2010

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
Semiconductors & Semiconductor Equipment (3.3%)
Intel Corp.	$14,300	$287,001
Marvell Technology Group Ltd.*	57,200	1,104,532
		1,391,533
Software (5.4%)
Oracle Corp.	42,650	1,253,910
Solera Holdings, Inc.	20,700	994,635
		2,248,545
Specialty Retail (4.3%)
Staples, Inc.	41,400	847,458
TJX Cos., Inc.	11,350	520,852
Urban Outfitters, Inc.*	14,137	434,995
		1,803,305
Tobacco (2.5%)
Philip Morris International, Inc.	17,500	1,023,750
Total Common Stocks		41,130,487

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (1.1%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $473,004, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $483,705	$473,000	$473,000
Total Repurchase Agreement		473,000
Total Investments (Cost $33,534,418) (a)—99.9%		41,603,487

Other assets in excess of liabilities—0.1%		31,847
Net Assets—100.0%		$41,635,334

*	Non income-producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Assets and Liabilities

October 31, 2010

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
Assets:
Investments, at value	$50,882,750	$189,695,477	$318,325,778	$34,699,724	$34,777,675
Repurchase agreements, at value	1,882,000	6,565,000	143,645,000	1,490,000	–

Total Investments	52,764,750	196,260,477	461,970,778	36,189,724	34,777,675

Cash	462	216	140,502,423	731	40,098
Foreign currency, at value	7,966	161,075	–	7,589	38,956
Unrealized appreciation on spot foreign currency contracts	–	169	–	–	–
Interest and dividends receivable	45,693	304,562	85,246	110,810	109,223
Receivable for capital shares issued	218,430	1,428,560	990,157	452	498
Receivable for investments sold	–	533,831	7,353,782	47,283	–
Receivable from adviser	10,216	16,460	92,650	9,036	9,786
Prepaid expenses	32,570	31,631	53,204	28,017	8,020

Total Assets	53,080,087	198,736,981	611,048,240	36,393,642	34,984,256

Liabilities:
Payable for investments purchased	622,764	1,279,072	9,460,371	–	–
Payable for capital shares redeemed	900	241,200	313,831	11,350	66,352
Securities sold short, at value	–	–	145,393,268	–	–
Payable for dividends on securities sold short	–	–	160,982	–	–
Unrealized depreciation on spot foreign currency contracts	–	–	–	70	–
Distributions payable	–	–	–	5	–
Accrued foreign capital gains tax	–	78,168	–	–	–
Accrued expenses and other payables:
Investment advisory fees	53,696	169,820	654,210	27,190	27,100
Administration fees	1,355	5,104	11,701	954	951
Fund accounting fees	9,881	17,594	25,180	9,249	9,354
Transfer agent fees	19,992	46,629	75,010	15,795	9,432
Distribution fees	20,099	48,790	43,975	9,534	7,807
Administrative services fees	493	49,722	9,165	1,713	5,596
Printing fees	10,864	60,072	34,821	10,448	734
Legal fees	3,628	13,017	40,451	2,792	3,247
Custodian fees	9,670	43,653	–	5,103	6,503
Other	7,725	3,157	20,917	6,409	7,226

Total Liabilities	761,067	2,055,998	156,243,882	100,612	144,302

Net Assets	$52,319,020	$196,680,983	$454,804,358	$36,293,030	$34,839,954

Cost:
Investments	$33,432,360	$133,923,116	$292,118,661	$27,466,330	$28,911,884
Repurchase agreements	1,882,000	6,565,000	143,645,000	1,490,000	–
Foreign currency	7,433	159,326	–	7,571	38,255

Proceeds:
Securities sold short	$–	$–	$133,856,285	$–	$–

Represented by:
Capital	$61,730,528	$169,161,176	$443,669,086	$51,431,252	$60,852,387
Accumulated net investment income (loss)	67,783	8,335	–	54,357	–
Accumulated net realized gain (loss) from investments and foreign currency transactions	(26,930,541)	(28,184,282)	(3,534,836)	(22,433,446)	(31,884,219)
Net unrealized appreciation from investments, securities sold short and translation of assets and liabilities denominated in foreign currencies	17,451,250	55,695,754	14,670,108	7,240,867	5,871,786

Net Assets	$52,319,020	$196,680,983	$454,804,358	$36,293,030	$34,839,954

Net Assets:
Class A Shares	$27,215,874	$180,227,971	$105,897,162	$27,690,549	$20,929,429
Class B Shares	3,501,310	2,603,610	1,084,471	822,950	784,919
Class C Shares	14,437,539	9,352,039	23,685,025	3,016,688	2,880,234
Class R Shares	578,484	4,497,363	1,476,619	838,038	280,363
Institutional Service Class Shares	5,137,960	–	964,659	–	1,145
Institutional Class Shares	1,447,853	–	321,696,422	3,924,805	9,963,864

Total	$52,319,020	$196,680,983	$454,804,358	$36,293,030	$34,839,954

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Assets and Liabilities (continued)

October 31, 2010

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,317,350	9,186,607	9,327,064	2,517,484	1,989,455
Class B Shares	174,041	140,836	100,353	78,682	76,589
Class C Shares	718,687	493,715	2,903,959	287,240	281,378
Class R Shares	28,279	239,539	133,237	78,710	27,181
Institutional Service Class Shares	247,870	–	84,088	–	108
Institutional Class Shares	69,799	–	28,018,118	356,447	939,324

Total	2,556,026	10,060,697	40,566,819	3,318,563	3,314,035

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$20.66	$19.62	$11.35	$11.00	$10.52
Class B Shares (a)	$20.12	$18.49	$10.81	$10.46	$10.25
Class C Shares (b)	$20.09	$18.94	$8.16	$10.50	$10.24
Class R Shares	$20.46	$18.78	$11.08	$10.65	$10.31
Institutional Service Class Shares	$20.73	$–	$11.47	$–	$10.60
Institutional Class Shares	$20.74	$–	$11.48	$11.01	$10.61
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$21.92	$20.82	$12.04	$11.67	$11.16
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2010

	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value	$55,094,007	$409,913,017	$93,384,711	$250,111,417	$41,130,487
Repurchase agreements, at value	228,000	3,612,000	–	368,000	473,000

Total Investments	55,322,007	413,525,017	93,384,711	250,479,417	41,603,487

Foreign currency, at value	861,181	147,218	–	–	–
Cash	572	922	–	870	18
Interest and dividends receivable	87,049	1,717,252	112,813	34,984	32,314
Receivable for investments sold	–	175,736	1,153,967	1,247,339	200,805
Receivable for capital shares issued	3,624	1,406,250	51,438	45,616	9,888
Receivable from adviser	37,392	–	–	16,053	6,572
Prepaid expenses	23,137	36,464	35,837	24,374	25,509

Total Assets	56,334,962	417,008,859	94,738,766	251,848,653	41,878,593

Liabilities:
Payable for investments purchased	–	–	–	1,114,387	–
Payable for capital shares redeemed	12,939	1,047,081	357,492	733,137	142,563
Due to custodian	–	–	258,348	–	–
Unrealized depreciation on spot foreign currency contracts	7,091	–	4,610	–	–
Accrued foreign capital gains tax	40,343	–	–	–	–
Payable for dividends on securities sold short	–	–	–	1,361	–
Distributions payable	–	125	–	–	–
Accrued expenses and other payables:
Investment advisory fees	58,671	376,080	55,608	183,375	31,952
Administration fees	1,482	11,069	2,508	6,734	1,121
Fund accounting fees	10,239	30,224	6,847	13,575	3,905
Transfer agent fees	27,456	110,616	24,095	74,284	13,087
Distribution fees	11,861	69,007	28,910	76,322	16,920
Administrative services fees	1,575	71,682	8,344	16,766	10,117
Printing fees	23,910	70,211	10,230	68,547	1,888
Legal fees	4,021	32,108	8,872	21,746	4,334
Custodian fees	16,205	27,161	1,380	55,416	4,314
Other	22,523	9,694	10,322	30,893	13,058

Total Liabilities	238,316	1,855,058	777,566	2,396,543	243,259

Net Assets	$56,096,646	$415,153,801	$93,961,200	$249,452,110	$41,635,334

Cost:
Investments	$42,157,252	$326,032,410	$83,717,337	$207,673,904	$33,061,418
Repurchase agreements	228,000	3,612,000	–	368,000	473,000
Foreign currency	842,524	144,545	–	–	–

Represented by:
Capital	$63,180,463	$520,303,797	$123,807,319	$723,738,820	$58,590,241
Accumulated net investment income (loss)	433,804	679,446	–	–	–
Accumulated net realized gain (loss) from investments and foreign currency transactions	(20,428,038)	(189,820,523)	(39,518,168)	(516,724,223)	(25,024,425)
Net unrealized appreciation (depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	12,910,417	83,991,081	9,672,049	42,437,513	8,069,518

Net Assets	$56,096,646	$415,153,801	$93,961,200	$249,452,110	$41,635,334

Net Assets:
Class A Shares	$55,745,715	$140,052,393	$52,489,731	$121,974,510	$23,810,104
Class B Shares	–	5,285,822	2,172,956	7,632,443	2,213,274
Class C Shares	171,371	35,944,148	14,501,025	48,373,774	11,179,298
Class R Shares	153,492	10,195,423	8,840,700	5,621,908	986,234
Institutional Service Class Shares	1,339	211,007,160	3,270,736	13,421,780	–
Institutional Class Shares	24,729	12,668,855	12,686,052	52,427,695	3,446,424

Total	$56,096,646	$415,153,801	$93,961,200	$249,452,110	$41,635,334

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Assets and Liabilities (concluded)

October 31, 2010

	Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,572,020		10,760,582	3,161,422	8,934,628	2,755,392
Class B Shares	–		429,584	137,153	616,318	278,078
Class C Shares	8,373		2,904,110	914,257	3,895,301	1,393,408
Class R Shares	7,315		814,692	540,510	437,713	118,669
Institutional Service Class Shares	62		15,917,816	194,554	951,580	–
Institutional Class Shares	1,140		952,600	753,082	3,725,522	384,802

Total	2,588,910		31,779,384	5,700,978	18,561,062	4,930,349

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$21.67		$13.02	$16.60	$13.65	$8.64
Class B Shares (a)	$–		$12.30	$15.84	$12.38	$7.96
Class C Shares (b)	$20.47		$12.38	$15.86	$12.42	$8.02
Class R Shares	$20.98		$12.51	$16.36	$12.84	$8.31
Institutional Service Class Shares	$21.60	(c)	$13.26	$16.81	$14.10	$–
Institutional Class Shares	$21.69	(c)	$13.30	$16.85	$14.07	$8.96
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$22.99		$13.81	$17.61	$14.48	$9.17
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV shown above differs from the traded NAV on October 31, 2010 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Operations

For the Year Ended October 31, 2010

	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund	Aberdeen Global Equity Fund	Aberdeen Global Financial Services Fund
INVESTMENT INCOME:
Dividend income	$1,161,147	$3,966,409	$2,182,706	$1,143,326	$987,950
Interest income	537	–	–	35	36
Foreign tax withholding	(15,620)	(266,394)	(13,024)	(84,139)	(73,176)

Total Income	1,146,064	3,700,015	2,169,682	1,059,222	914,810

Expenses:
Investment advisory fees	538,777	1,487,654	5,821,913	300,966	354,596
Administration fees	12,402	41,161	120,074	9,626	11,290
Fund accounting fees	31,948	53,706	91,686	28,288	30,614
Transfer agent fees	93,260	299,633	373,531	81,754	44,855
Distribution fees Class A	51,467	319,976	286,714	69,747	60,497
Distribution fees Class B	32,001	22,950	13,510	8,719	8,442
Distribution fees Class C	134,387	70,865	263,168	34,027	30,618
Distribution fees Class R	1,657	17,709	1,835	3,780	1,059
Administrative services fees Class A	3,307	153,522	33,953	10,746	29,071
Administrative services fees Class R	8	4,660	177	2	72
Administrative service fees Institutional Service Class	–	–	816	–	–
Dividend expense for securities sold short	–	–	1,768,459	–	–
Registration and filing fees	58,121	86,476	84,430	66,344	72,006
Printing fees	16,207	63,874	49,963	19,610	8,313
Trustee fees	3,490	11,235	33,010	2,692	3,189
Custodian fees	28,167	111,333	13,744	13,732	15,898
Legal fees	4,246	29,275	86,454	1,563	3,784
Other	35,487	54,585	121,386	34,403	33,622

Total expenses before reimbursed/waived expenses	1,044,932	2,828,614	9,164,823	685,999	707,926
Expenses reimbursed	(124,703)	(227,462)	–	(117,768)	(109,374)
Recoupment of expenses previously reimbursed	–	–	274,161	–	–
Expenses voluntarily reduced by Investment Adviser	–	–	(1,039,381)	–	–

Net Expenses	920,229	2,601,152	8,399,603	568,231	598,552

Net Investment Income (Loss)	225,835	1,098,863	(6,229,921)	490,991	316,258

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	2,968,326	6,330,716	17,122,001	1,983,228	5,867,670
Realized gain (loss) on foreign currency transactions	(16,600)	(87,347)	317	9,637	(17,801)

Net realized gain from investments and foreign currency transactions	2,951,726	6,243,369	17,122,318	1,992,865	5,849,869

Net change in unrealized appreciation/depreciation from investment transactions	5,974,727	34,212,697	22,285,834	1,890,963	(1,389,987)
Net change in unrealized appreciation/depreciation from securities sold short	–	–	(9,488,033)	–	–
Net change in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies	476	77,366	(26)	4,898	5,882

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	5,975,203	34,290,063	12,797,775	1,895,861	(1,384,105)

Net realized/unrealized gain from investments and foreign currency transactions	8,926,929	40,533,432	29,920,093	3,888,726	4,465,764

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,152,764	$41,632,295	$23,690,172	$4,379,717	$4,782,022

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Operations (concluded)

For the Year Ended October 31, 2010

	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund	Aberdeen Natural Resources Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$1,228,676	$13,782,561	$1,406,173	$1,485,677	$752,492
Interest income	–	1,821	733	195	119
Foreign tax withholding	(35,855)	(1,118,817)	(64,955)	(1,309)	(9,972)
Other income	–	18,390	–	129,574	–

Total Income	1,192,821	12,683,955	1,341,951	1,614,137	742,639

Expenses:
Investment advisory fees	613,692	3,436,063	677,451	1,800,048	445,325
Administration fees	14,201	110,225	27,786	59,952	14,154
Fund accounting fees	33,995	107,203	27,225	48,115	15,995
Transfer agent fees	183,099	646,617	152,293	537,602	72,755
Distribution fees Class A	122,068	349,813	143,600	265,820	70,844
Distribution fees Class B	–	52,745	22,947	76,933	25,996
Distribution fees Class C	1,634	361,382	141,565	480,798	126,907
Distribution fees Class R	479	49,318	38,859	25,394	4,472
Administrative services fees Class A	20,872	110,182	53,836	62,936	28,988
Administrative services fees Class R	–	302	1,437	485	5
Administrative service fees Institutional Service Class	–	213,063	–	–	–
Registration and filing fees	25,253	58,442	65,656	78,999	66,579
Printing fees	50,464	107,087	15,356	70,342	6,863
Trustee fees	3,900	29,346	7,919	17,650	4,007
Custodian fees	41,431	66,821	4,862	14,486	9,828
Legal fees	9,815	92,414	19,253	48,577	6,644
Other	53,205	112,439	48,435	78,964	37,566

Total expenses before reimbursed/waived expenses	1,174,108	5,903,462	1,448,480	3,667,101	936,928
Expenses reimbursed	(411,769)	(33,211)	–	(607,252)	(81,398)

Net Expenses	762,339	5,870,251	1,448,480	3,059,849	855,530

Net Investment Income (Loss)	430,482	6,813,704	(106,529)	(1,445,712)	(112,891)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	1,986,191	20,537,652	11,777,873	28,866,815	8,228,770
Realized gain (loss) on foreign currency transactions	13,779	20,335	(57,941)	(3,320)	6,270

Net realized gain from investments and foreign currency transactions	1,999,970	20,557,987	11,719,932	28,863,495	8,235,040

Net change in unrealized appreciation/depreciation from investment transactions	13,655,863	32,679,657	(2,914,904)	24,227,630	(1,762,890)
Net change in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies	(11,603)	49,917	4,675	–	574

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	13,644,260	32,729,574	(2,910,229)	24,227,630	(1,762,316)

Net realized/unrealized gain from investments and foreign currency transactions	15,644,230	53,287,561	8,809,703	53,091,125	6,472,724

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$16,074,712	$60,101,265	$8,703,174	$51,645,413	$6,359,833

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$225,835	$323,853	$1,098,863	$616,002	$(6,229,921)	$(2,552,614)
Net realized gain (loss) from investments and foreign currency transactions	2,951,726	(20,206,625)	6,243,369	(31,957,574)	17,122,318	(5,580,092)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	5,975,203	39,655,848	34,290,063	59,019,991	12,797,775	8,969,403

Change in net assets resulting from operations	9,152,764	19,773,076	41,632,295	27,678,419	23,690,172	836,697

Distributions to Shareholders From:
Net investment income:
Class A	(99,593)	(152,898)	(956,512)	(242,556)	–	–
Class B	–	(9,609)	(5,250)	(2,342)	–	–
Class C	–	(34,328)	(16,251)	–	–	–
Class R	(1,450)	(1,035)	(21,140)	(11,846)	–	–
Institutional Service Class	(31,794)	(48,217)	–	(3,426)	–	–
Institutional Class	(8,616)	(67,484)	–	(54,875)	–	–
Tax return of capital:
Class A	–	(27,901)	–	(101,610)	–	–
Class B	–	(3,194)	–	(814)	–	–
Class C	–	(14,911)	–	(1,757)	–	–
Class R	–	(233)	–	(3,193)	–	–
Institutional Service Class	–	(6,802)	–	–	–	–
Institutional Class	–	(7,430)	–	(8,260)	–	–

Change in net assets from shareholder distributions	(141,453)	(374,042)	(999,153)	(430,679)	–	–

Change in net assets from capital transactions	(4,741,657)	(4,496,681)	32,220,636	45,310,619	138,887,863	153,253,495

Change in net assets	4,269,654	14,902,353	72,853,778	72,558,359	162,578,035	154,090,192

Net Assets:
Beginning of year	48,049,366	33,147,013	123,827,205	51,268,846	292,226,323	138,136,131

End of year	$52,319,020	$48,049,366	$196,680,983	$123,827,205	$454,804,358	$292,226,323

Accumulated net investment income (loss) at end of period	$67,783	$1	$8,335	$–	$–	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,670,640	$4,157,175	$84,627,857	$76,626,489	$85,755,226	$90,970,662
Dividends reinvested	70,880	133,831	869,423	313,327	–	–
Cost of shares redeemed(a)	(8,111,878)	(4,877,135)	(46,148,895)	(19,362,787)	(104,346,848)	(66,672,340)

Total Class A	1,629,642	(586,129)	39,348,385	57,577,029	(18,591,622)	24,298,322

Class B Shares
Proceeds from shares issued	108,881	123,573	152,811	58,278	69,155	135,505
Dividends reinvested	–	8,595	2,137	1,290	–	–
Cost of shares redeemed(a)	(611,704)	(412,697)	(341,961)	(521,952)	(1,071,539)	(375,177)

Total Class B	(502,823)	(280,529)	(187,013)	(462,384)	(1,002,384)	(239,672)

Class C Shares
Proceeds from shares issued	5,406,817	6,475,700	2,880,035	880,751	6,771,159	9,557,688
Dividends reinvested	–	32,550	7,429	827	–	–
Cost of shares redeemed(a)	(8,762,490)	(2,595,984)	(1,987,354)	(5,539,241)	(12,055,952)	(13,609,147)

Total Class C	(3,355,673)	3,912,266	900,110	(4,657,663)	(5,284,793)	(4,051,459)

Class R
Proceeds from shares issued	446,817	115,946	1,582,303	2,167,423	1,378,304	34,809
Dividends reinvested	374	440	13,023	6,546	–	–
Cost of shares redeemed(a)	(119,312)	(80,560)	(1,168,877)	(2,442,895)	(35,171)	(12,065)

Total Class R	327,879	35,826	426,449	(268,926)	1,343,133	22,744

Institutional Service Class Shares
Proceeds from sale of shares	553,279	2,602,402	–	121	936,993	–
Dividends reinvested	29,883	52,789	–	3,426	–	–
Cost of shares redeemed(a)	(1,271,977)	(4,145,202)	–	(1,429,654)	(6,247)	–

Total Institutional Service Class	(688,815)	(1,490,011)	–	(1,426,107)	930,746	–

Institutional Class Shares
Proceeds from shares issued	1,675,940	14,238	3,742	221,422	266,180,822	139,148,315
Dividends reinvested	510	74,914	–	62,777	–	–
Cost of shares redeemed(a)	(3,828,317)	(6,177,256)	(8,271,037)	(5,735,529)	(104,688,039)	(5,924,755)

Total Institutional Class	(2,151,867)	(6,088,104)	(8,267,295)	(5,451,330)	161,492,783	133,223,560

Change in net assets from capital transactions:	$(4,741,657)	$(4,496,681)	$32,220,636	$45,310,619	$138,887,863	$153,253,495

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen China Opportunities Fund		Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	514,998	315,409	4,898,701	5,730,125	7,803,979	8,654,120
Reinvested	3,995	9,270	50,313	23,110	–	–
Redeemed	(470,409)	(412,179)	(2,809,087)	(1,753,601)	(9,411,774)	(6,349,315)

Total Class A Shares	48,584	(87,500)	2,139,927	3,999,634	(1,607,795)	2,304,805

Class B Shares
Issued	6,183	9,989	9,433	4,749	6,571	13,335
Reinvested	–	614	128	109	–	–
Redeemed	(35,806)	(35,940)	(22,013)	(54,533)	(102,185)	(37,314)

Total Class B Shares	(29,623)	(25,337)	(12,452)	(49,675)	(95,614)	(23,979)

Class C Shares
Issued	278,092	446,429	168,812	77,313	855,494	1,246,255
Reinvested	–	2,302	435	58	–	–
Redeemed	(537,480)	(219,783)	(125,685)	(495,771)	(1,520,375)	(1,781,815)

Total Class C Shares	(259,388)	228,948	43,562	(418,400)	(664,881)	(535,560)

Class R Shares
Issued	25,709	8,494	99,030	226,927	126,977	3,296
Reinvested	21	31	789	538	–	–
Redeemed	(6,758)	(5,401)	(75,427)	(237,248)	(3,290)	(1,195)

Total Class R Shares	18,972	3,124	24,392	(9,783)	123,687	2,101

Institutional Service Class Shares
Issued	28,207	243,996	–	–	84,673	–
Reinvested	1,681	3,650	–	277	–	–
Redeemed	(74,796)	(363,095)	–	(120,224)	(585)	–

Total Institutional Service Class Shares	(44,908)	(115,449)	–	(119,947)	84,088	–

Institutional Class Shares
Issued	89,591	122	217	22,155	23,940,870	12,794,185
Reinvested	29	5,217	–	4,779	–	–
Redeemed	(225,424)	(410,380)	(502,606)	(527,843)	(9,504,592)	(564,089)

Total Institutional Class Shares	(135,804)	(405,041)	(502,389)	(500,909)	14,436,278	12,230,096

Total change in shares:	(402,167)	(401,255)	1,693,040	2,900,920	12,275,763	13,977,463

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$490,991	$550,159	$316,258	$492,679	$430,482	$33,065
Net realized gain (loss) from investments and foreign currency transactions	1,992,865	(10,077,647)	5,849,869	(20,897,727)	1,999,970	(16,883,361)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	1,895,861	13,973,579	(1,384,105)	24,417,233	13,644,260	24,754,682

Change in net assets resulting from operations	4,379,717	4,446,091	4,782,022	4,012,185	16,074,712	7,904,386

Distributions to Shareholders From:
Net investment income:
Class A	(467,395)	(457,835)	(204,660)	(216,189)	–	(90,825	)(a)
Class A(b)	–	–	–	–	–	(168,153)
Class B	(10,138)	(11,046)	(3,196)	(3,876)	–	(528	)(c)
Class C	(38,219)	(44,922)	(11,635)	(15,334)	–	(561)
Class R	(12,317)	(10,636)	(1,879)	(1,378)	–	(648	)(d)
Institutional Service Class	–	(62)	(63)	(8,793)	–	–
Institutional Class	(6,373)	(11)	(126,747)	(176,501)	–	–
Tax return of capital:
Class A	–	–	–	–	–	(52,470	)(a)
Class A(b)	–	–	–	–	–	(101,815)
Class B	–	–	–	–	–	(773	)(c)
Class C	–	–	–	–	–	(713)
Class R	–	–	–	–	–	(824	)(d)

Change in net assets from shareholder distributions	(534,442)	(524,512)	(348,180)	(422,071)	–	(417,310)

Change in net assets from capital transactions	(2,098,109)	(4,978,701)	(14,563,924)	(10,217,604)	(6,511,848)	(5,378,498)

Change in net assets	1,747,166	(1,057,122)	(10,130,082)	(6,627,490)	9,562,864	2,108,578

Net Assets:
Beginning of year	34,545,864	35,602,986	44,970,036	51,597,526	46,533,782	44,425,204

End of year	$36,293,030	$34,545,864	$34,839,954	$44,970,036	$56,096,646	$46,533,782

Accumulated net investment income (loss) at end of period	$54,357	$88,171	$–	$23,537	$433,804	$–

(a)	Formerly the Common Shares of the Global Small Predecessor Fund.
(b)	Represents Class A of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization.
(c)	Represents Class B of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization.
(d)	Formerly the Advisor Shares of the Global Small Predecessor Fund.
(e)	Includes redemption fees, if any.
(f)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(g)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$838,936	$2,241,975	$3,912,283	$11,456,427	$751,995	$467,248	(a)
Proceeds from conversion of Class A(a) and Class B shares	–	–	–	–	–	27,330,837
Dividends reinvested	438,099	415,353	190,819	192,728	–	139,107	(a)
Cost of shares redeemed(e)	(5,807,260)	(5,601,527)	(13,476,508)	(14,153,022)	(7,218,203)	(3,407,482	)(a)

Total Class A	(4,530,225)	(2,944,199)	(9,373,406)	(2,503,867)	(6,466,208)	24,529,710

Class A Shares(b)
Proceeds from shares issued	–	–	–	–	–	117,255
Dividends reinvested	–	–	–	–	–	258,471
Cost of shares redeemed	–	–	–	–	–	(2,807,663)
Cost of shares converted to Class A Shares	–	–	–	–	–	(27,122,324)

Total Class A	–	–	–	–	–	(29,554,261)

Class B Shares
Proceeds from shares issued	5,736	6,665	3,158	96,846	–	10,851	(c)
Dividends reinvested	4,786	5,682	2,176	2,343	–	1,042	(c)
Cost of shares redeemed(e)	(215,260)	(205,252)	(235,529)	(262,793)	–	(17,391	)(c)
Cost of shares converted to Class A Shares	–	–	–	–	–	(208,513	)(c)

Total Class B	(204,738)	(192,905)	(230,195)	(163,604)	–	(214,011)

Class C Shares
Proceeds from shares issued	204,952	348,257	223,214	315,542	22,159	7,753
Dividends reinvested	19,815	23,588	7,256	10,170	–	619
Cost of shares redeemed(e)	(1,463,627)	(2,067,103)	(1,153,770)	(1,891,162)	(82,344)	(41,664)

Total Class C	(1,238,860)	(1,695,258)	(923,300)	(1,565,450)	(60,185)	(33,292)

Class R
Proceeds from shares issued	143,139	223,848	333,667	130,391	58,156	21,585	(d)
Dividends reinvested	299	268	286	175	–	1,196	(d)
Cost of shares redeemed(e)	(108,334)	(357,577)	(284,993)	(59,492)	(64,201)	(131,425	)(d)

Total Class R	35,104	(133,461)	48,960	71,074	(6,045)	(108,644)

Institutional Service Class Shares
Proceeds from sale of shares	–	1	1,204	200	–	1,000	(f)
Dividends reinvested	–	62	63	8,793	–	–
Cost of shares redeemed(e)	–	(12,901)	(65,038)	(846,864)	–	–

Total Institutional Service Class	–	(12,838)	(63,771)	(837,871)	–	1,000

Institutional Class Shares
Proceeds from shares issued	3,915,332	1,000	1,297,020	1,878,908	20,590	1,000	(g)
Dividends reinvested	20	11	121,836	176,495	–	–
Cost of shares redeemed(e)	(74,742)	(1,051)	(5,441,068)	(7,273,289)	–	–

Total Institutional Class	3,840,610	(40)	(4,022,212)	(5,217,886)	20,590	1,000

Change in net assets from capital transactions:	$(2,098,109)	$(4,978,701)	$(14,563,924)	$(10,217,604)	$(6,511,848)	$(5,378,498)

(a)	Formerly the Common Shares of the Global Small Predecessor Fund.
(b)	Represents Class A of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization.
(c)	Represents Class B of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization.
(d)	Formerly the Advisor Shares of the Global Small Predecessor Fund.
(e)	Includes redemption fees, if any.
(f)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(g)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Financial Services Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	81,209	274,036	401,980	1,434,098	41,156	32,760	(a)
Issued in conversion of Class A and Class B Shares	–	–	–	–	–	1,994,146
Reinvested	43,615	50,759	20,194	28,179	–	11,592	(a)
Redeemed	(563,166)	(716,863)	(1,400,307)	(1,968,011)	(407,124)	(248,148	)(a)

Total Class A Shares	(438,342)	(392,068)	(978,133)	(505,734)	(365,968)	1,790,350

Class A Shares(b)
Issued	–	–	–	–	–	9,885
Reinvested	–	–	–	–	–	21,540
Redeemed	–	–	–	–	–	(234,870)
Redeemed in conversion to Class A Shares	–	–	–	–	–	(1,978,932)

Total Class A Shares	–	–	–	–	–	(2,182,377)

Class B Shares
Issued	596	843	352	11,928	–	871	(c)
Reinvested	504	727	234	345	–	91	(c)
Redeemed	(22,606)	(25,263)	(25,192)	(36,005)	–	(2,310	)(c)
Redeemed in conversion to Class A Shares	–	–	–	–	–	(15,214	)(c)

Total Class B Shares	(21,506)	(23,693)	(24,606)	(23,732)	–	(16,562)

Class C Shares
Issued	20,716	43,867	23,568	43,855	1,298	682
Reinvested	2,080	3,004	777	1,509	–	54
Redeemed	(148,904)	(271,894)	(125,282)	(282,434)	(4,894)	(3,404)

Total Class C Shares	(126,108)	(225,023)	(100,937)	(237,070)	(3,596)	(2,668)

Class R Shares
Issued	14,477	29,576	34,075	18,472	2,870	1,831	(d)
Reinvested	31	34	31	26	–	102	(d)
Redeemed	(10,841)	(46,635)	(30,506)	(7,085)	(3,895)	(11,148	)(d)

Total Class R Shares	3,667	(17,025)	3,600	11,413	(1,025)	(9,215)

Institutional Service Class Shares
Issued	–	9	126	1	–	62	(f)
Reinvested	–	–	6	1,320	–	–	(f)
Redeemed	–	(1,751)	(6,352)	(112,585)	–	–	(f)

Total Institutional Service Class Shares	–	(1,742)	(6,220)	(111,264)	–	62

Institutional Class Shares
Issued	363,618	120	130,736	304,986	1,068	72	(g)
Reinvested	2	1	12,809	25,935	–	–	(g)
Redeemed	(7,292)	(142)	(551,322)	(968,683)	–	–	(g)

Total Institutional Class Shares	356,328	(21)	(407,777)	(637,762)	1,068	72

Total change in shares:	(225,961)	(659,572)	(1,514,073)	(1,504,149)	(369,521)	(420,338)

(a)	Formerly the Common Shares of the Global Small Predecessor Fund.
(b)	Represents Class A of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization.
(c)	Represents Class B of the Global Small Predecessor Fund. These shares were converted to Common Shares of the Global Small Predecessor Fund on July 20, 2009, immediately before the reorganization.
(d)	Formerly the Advisor Shares of the Global Small Predecessor Fund.
(e)	Includes redemption fees, if any.
(f)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(g)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Natural Resources Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$6,813,704	$4,239,078	$(106,529)	$309,246	$(1,445,712)	$(286,398)
Net realized gain (loss) from investments and foreign currency transactions	20,557,987	(99,801,301)	11,719,932	(47,152,401)	28,863,495	(291,119,865)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	32,729,574	152,514,040	(2,910,229)	60,572,097	24,227,630	286,204,893

Change in net assets resulting from operations	60,101,265	56,951,817	8,703,174	13,728,942	51,645,413	(5,201,370)

Distributions to Shareholders From:
Net investment income:
Class A	(2,534,269)	(2,383,885)	–	(160,451)	–	–
Class B	(73,675)	(66,048)	–	(1,048)	–	–
Class C	(498,324)	(436,140)	–	(6,904)	–	–
Class R	(175,723)	(14,895)	–	(13,401)	–	–
Institutional Service Class	(3,790,908)	(406,110)	–	(16,959)	–	–
Institutional Class	(195,173)	(180,213)	–	(100,545)	–	–
Net realized gains:
Class A	–	–	–	(68,926)	–	–
Class B	–	–	–	(3,355)	–	–
Class C	–	–	–	(12,351)	–	–
Class R	–	–	–	(6,924)	–	–
Institutional Service Class	–	–	–	(2,648)	–	–
Institutional Class	–	–	–	(23,453)	–	–
Tax return of capital:
Class A	–	–	–	–	–	(308,261)
Institutional Service Class	–	–	–	–	–	(60,523)
Institutional Class	–	–	–	–	–	(115,795)

Change in net assets from shareholder distributions	(7,268,072)	(3,487,291)	–	(416,965)	–	(484,579)

Change in net assets from capital transactions	(10,198,553)	68,685,247	(6,448,883)	2,828,434	14,432,740	(161,651,185)

Change in net assets	42,634,640	122,149,773	2,254,291	16,140,411	66,078,153	(167,337,134)

Net Assets:
Beginning of year	372,519,161	250,369,388	91,706,909	75,566,498	183,373,957	350,711,091

End of year	$415,153,801	$372,519,161	$93,961,200	$91,706,909	$249,452,110	$183,373,957

Accumulated net investment income (loss) at end of period	$679,446	$960,976	$–	$116,517	$–	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Natural Resources Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$33,953,298	$48,485,490	$20,145,259	$27,221,255	$18,932,368	$21,914,268
Proceeds of shares issued in connection with fund merger	–	7,606,182	–	–	33,989,158	–
Dividends reinvested	2,119,531	1,844,648	–	187,254	–	233,728
Cost of shares redeemed(a)	(61,313,794)	(112,399,132)	(29,415,562)	(21,549,122)	(58,477,196)	(143,223,332)

Total Class A	(25,240,965)	(54,462,812)	(9,270,303)	5,859,387	(5,555,670)	(121,075,336)

Class B Shares
Proceeds from shares issued	80,386	147,259	86,937	162,502	84,894	117,922
Dividends reinvested	40,756	39,139	–	2,207	–	–
Cost of shares redeemed(a)	(1,058,392)	(2,213,329)	(487,779)	(343,727)	(1,550,319)	(1,538,619)

Total Class B	(937,250)	(2,026,931)	(400,842)	(179,018)	(1,465,425)	(1,420,697)

Class C Shares
Proceeds from shares issued	3,404,135	3,851,059	4,044,078	5,516,714	2,366,998	2,708,448
Proceeds of shares issued in connection with fund merger	–	326,059	–	–	4,972,375	–
Dividends reinvested	273,913	231,424	–	11,528	–	–
Cost of shares redeemed(a)	(10,045,905)	(16,970,582)	(3,538,787)	(2,913,153)	(16,897,273)	(24,383,408)

Total Class C	(6,367,857)	(12,562,040)	505,291	2,615,089	(9,557,900)	(21,674,960)

Class R
Proceeds from shares issued	1,529,047	862,507	6,197,024	3,942,876	2,711,586	1,859,832
Proceeds from shares issued in connection with fund merger	–	8,232,188	–	–	–	–
Dividends reinvested	160,190	5,792	–	1,232	–	–
Cost of shares redeemed(a)	(3,040,922)	(990,655)	(4,084,127)	(2,908,502)	(2,848,106)	(2,539,955)

Total Class R	(1,351,685)	8,109,832	2,112,897	1,035,606	(136,520)	(680,123)

Institutional Service Class Shares
Proceeds from sale of shares	36,883,958	28,700,010	1,318,858	1,549,542	3,578,021	3,682,530
Proceeds of shares issued in connection with fund merger	–	114,905,275	–	–	–	–
Dividends reinvested	3,531,867	117,254	–	19,207	–	17,465
Cost of shares redeemed(a)	(18,637,580)	(13,666,412)	(1,712,528)	(778,185)	(7,866,800)	(4,570,026)

Total Institutional Service Class	21,778,245	130,056,127	(393,670)	790,564	(4,288,779)	(870,031)

Institutional Class Shares
Proceeds from shares issued	14,205,737	2,264,760	3,742,119	1,895,800	13,660,752	6,769,526
Proceeds of shares issued in connection with fund merger	–	–	–	–	39,256,334	–
Dividends reinvested	77,282	177,256	–	123,995	–	112,784
Cost of shares redeemed(a)	(12,362,060)	(2,870,945)	(2,744,375)	(9,312,989)	(17,480,052)	(22,812,348)

Total Institutional Class	1,920,959	(428,929)	997,744	(7,293,194)	35,437,034	(15,930,038)

Change in net assets from capital transactions:	$(10,198,553)	$68,685,247	$(6,448,883)	$2,828,434	$14,432,740	$(161,651,185)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Natural Resources Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	2,845,212	5,295,873	1,254,750	2,082,728	1,515,401	2,513,581
Issued in connection with fund merger	–	766,196	–	–	2,757,674	–
Reinvested	182,093	194,976	–	15,949	–	27,241
Redeemed	(5,136,183)	(12,547,211)	(1,866,781)	(1,727,945)	(4,627,787)	(17,258,666)

Total Class A Shares	(2,108,878)	(6,290,166)	(612,031)	370,732	(354,712)	(14,717,844)

Class B Shares
Issued	7,052	15,261	5,612	14,192	7,266	14,677
Reinvested	3,728	4,296	–	209	–	–
Redeemed	(94,319)	(257,460)	(32,657)	(29,343)	(136,891)	(195,306)

Total Class B Shares	(83,539)	(237,903)	(27,045)	(14,942)	(129,625)	(180,629)

Class C Shares
Issued	298,732	438,929	265,436	470,715	204,620	327,318
Issued in connection with fund merger	–	34,389	–	–	442,642	–
Reinvested	24,920	25,265	–	1,093	–	–
Redeemed	(886,735)	(1,999,651)	(234,969)	(260,018)	(1,486,112)	(3,048,235)

Total Class C Shares	(563,083)	(1,501,068)	30,467	211,790	(838,850)	(2,720,917)

Class R Shares
Issued	133,344	89,649	395,090	321,000	229,387	225,562
Issued in connection with fund merger	–	860,668	–	–	–	–
Reinvested	14,313	630	–	103	–	–
Redeemed	(265,055)	(98,679)	(261,763)	(243,965)	(240,960)	(308,099)

Total Class R Shares	(117,398)	852,268	133,327	77,138	(11,573)	(82,537)

Institutional Service Class Shares
Issued	3,048,925	2,853,557	79,540	114,900	279,446	398,579
Issued in connection with fund merger	–	11,375,314	–	–	–	–
Reinvested	297,435	12,245	–	1,534	–	1,987
Redeemed	(1,536,426)	(1,344,234)	(103,954)	(62,870)	(621,826)	(522,432)

Total Institutional Service Class Shares	1,809,934	12,896,882	(24,414)	53,564	(342,380)	(121,866)

Institutional Class Shares
Issued	1,125,544	266,565	224,555	163,803	1,035,426	764,993
Issued in connection with fund merger	–	–	–	–	3,090,985	–
Reinvested	6,534	18,427	–	10,455	–	12,831
Redeemed	(998,111)	(285,457)	(167,326)	(702,622)	(1,335,699)	(2,514,487)

Total Institutional Class Shares	133,967	(465)	57,229	(528,364)	2,790,712	(1,736,663)

Total change in shares:	(928,997)	5,719,548	(442,467)	169,918	1,113,572	(19,560,456)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment loss	$(112,891)	$(201,048)
Net realized gain (loss) from investments and foreign currency transactions	8,235,040	(13,885,356)
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(1,762,316)	21,603,542

Change in net assets resulting from operations	6,359,833	7,517,138

Change in net assets from capital transactions	(20,263,095)	(16,777,282)

Change in net assets	(13,903,262)	(9,260,144)

Net Assets:
Beginning of year	55,538,596	64,798,740

End of year	$41,635,334	$55,538,596

Accumulated net investment income (loss) at end of period	$–	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,345,228	$6,697,385
Cost of shares redeemed(a)	(15,154,873)	(18,332,329)

Total Class A	(11,809,645)	(11,634,944)

Class B Shares
Proceeds from shares issued	35,864	133,157
Cost of shares redeemed(a)	(973,142)	(861,115)

Total Class B	(937,278)	(727,958)

Class C Shares
Proceeds from shares issued	628,462	1,551,419
Cost of shares redeemed(a)	(4,438,479)	(6,587,785)

Total Class C	(3,810,017)	(5,036,366)

Class R
Proceeds from shares issued	189,829	175,282
Cost of shares redeemed(a)	(125,414)	(387,848)

Total Class R	64,415	(212,566)

Institutional Service Class
Cost of shares redeemed(a)	–	(304,706)

Total Institutional Service Class	–	(304,706)

Institutional Class Shares
Proceeds from shares issued	3,072,717	2,404,523
Cost of shares redeemed(a)	(6,843,287)	(1,265,265)

Total Institutional Class	(3,770,570)	1,139,258

Change in net assets from capital transactions:	$(20,263,095)	$(16,777,282)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	408,831	1,004,479
Redeemed	(1,845,923)	(2,870,838)

Total Class A Shares	(1,437,092)	(1,866,359)

Class B Shares
Issued	4,713	22,568
Redeemed	(127,861)	(146,436)

Total Class B Shares	(123,148)	(123,868)

Class C Shares
Issued	81,798	254,968
Redeemed	(591,742)	(1,122,891)

Total Class C Shares	(509,944)	(867,923)

Class R Shares
Issued	24,011	28,304
Redeemed	(16,036)	(65,630)

Total Class R Shares	7,975	(37,326)

Institutional Service Class Shares
Redeemed	–	(47,825)

Total Institutional Service Class Shares	–	(47,825)

Institutional Class Shares
Issued	340,759	386,040
Redeemed	(785,849)	(185,642)

Total Institutional Class Shares	(445,090)	200,398

Total change in shares:	(2,507,299)	(2,742,903)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$16.40	$0.14	$4.21	$4.35	$(0.09)	$–	$–	$(0.09)	$–	$20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	–	(0.02)	(0.14)	–	16.40
Year Ended October 31, 2008	37.00	0.10	(19.99)	(19.89)	(0.12)	(5.95)	(1.12)	(7.19)	–	9.92
Year Ended October 31, 2007(f)	15.86	0.01	22.07	22.08	(0.05)	(0.92)	–	(0.97)	0.03	37.00
Year Ended October 31, 2006	11.25	0.05	5.54	5.59	(0.05)	(0.94)	–	(0.99)	0.01	15.86
Class B Shares
Year Ended October 31, 2010(f)	16.00	0.02	4.10	4.12	–	–	–	–	–	20.12
Year Ended October 31, 2009	9.70	0.03	6.33	6.36	(0.04)	–	(0.02)	(0.06)	–	16.00
Year Ended October 31, 2008	36.43	(0.05)	(19.60)	(19.65)	(0.01)	(5.95)	(1.12)	(7.08)	–	9.70
Year Ended October 31, 2007(f)	15.70	(0.17)	21.79	21.62	–	(0.92)	–	(0.92)	0.03	36.43
Year Ended October 31, 2006	11.19	(0.04)	5.49	5.45	(0.01)	(0.94)	–	(0.95)	0.01	15.70
Class C Shares
Year Ended October 31, 2010(f)	15.97	0.01	4.11	4.12	–	–	–	–	–	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	–	(0.02)	(0.07)	–	15.97
Year Ended October 31, 2008	36.42	(0.11)	(19.53)	(19.64)	(0.02)	(5.95)	(1.12)	(7.09)	–	9.69
Year Ended October 31, 2007(f)	15.70	(0.16)	21.77	21.61	–	(0.92)	–	(0.92)	0.03	36.42
Year Ended October 31, 2006	11.19	(0.03)	5.48	5.45	(0.01)	(0.94)	–	(0.95)	0.01	15.70
Class R Shares
Year Ended October 31, 2010(f)	16.26	0.17	4.10	4.27	(0.07)	–	–	(0.07)	–	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	–	(0.02)	(0.13)	–	16.26
Year Ended October 31, 2008	36.78	–	(19.78)	(19.78)	(0.09)	(5.94)	(1.12)	(7.15)	–	9.85
Year Ended October 31, 2007(f)	15.79	(0.08)	21.97	21.89	(0.01)	(0.92)	–	(0.93)	0.03	36.78
Year Ended October 31, 2006	11.23	0.08	5.44	5.52	(0.03)	(0.94)	–	(0.97)	0.01	15.79
Institutional Service Class Shares
Year Ended October 31, 2010(f)	16.44	0.18	4.25	4.43	(0.14)	–	–	(0.14)	–	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	–	(0.02)	(0.17)	–	16.44
Year Ended October 31, 2008	37.11	0.08	(19.98)	(19.90)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.94
Year Ended October 31, 2007(f)	15.88	0.06	22.14	22.20	(0.08)	(0.92)	–	(1.00)	0.03	37.11
Year Ended October 31, 2006	11.25	0.11	5.51	5.62	(0.06)	(0.94)	–	(1.00)	0.01	15.88
Institutional Class Shares
Year Ended October 31, 2010(f)	16.49	0.18	4.21	4.39	(0.14)	–	–	(0.14)	–	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	–	(0.02)	(0.16)	–	16.49
Year Ended October 31, 2008	37.18	0.20	(20.14)	(19.94)	(0.21)	(5.94)	(1.12)	(7.27)	–	9.97
Year Ended October 31, 2007(f)	15.91	0.07	22.17	22.24	(0.08)	(0.92)	–	(1.00)	0.03	37.18
Year Ended October 31, 2006	11.27	0.05	5.58	5.63	(0.06)	(0.94)	–	(1.00)	0.01	15.91

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratios of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

26.58%	$27,216	1.88%	0.77%	2.18%	27.91%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%
(64.82%)	13,461	1.82%	0.47%	2.06%	122.49%
145.79%	61,791	1.88%	0.06%	1.88%	127.10%
53.19%	14,470	1.99%	0.44%	2.10%	124.36%

25.69%	3,501	2.62%	0.10%	2.91%	27.91%
65.67%	3,258	2.62%	0.27%	3.51%	103.66%
(65.07%)	2,221	2.56%	(0.21%)	2.82%	122.49%
144.04%	8,720	2.62%	(0.74%)	2.62%	127.10%
52.07%	1,210	2.73%	(0.47%)	2.85%	124.36%

25.74%	14,438	2.62%	0.03%	2.90%	27.91%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%
(65.08%)	7,261	2.56%	(0.32%)	2.79%	122.49%
143.94%	36,340	2.62%	(0.68%)	2.62%	127.10%
52.11%	5,247	2.73%	(0.25%)	2.85%	124.36%

26.30%	578	2.12%	0.95%	2.43%	27.91%
66.59%	151	2.10%	0.82%	2.96%	103.66%
(64.88%)	61	2.06%	0.19%	2.23%	122.49%
144.93%	430	2.13%	(0.27%)	2.13%	127.10%
52.68%	7	2.28%	0.68%	2.36%	124.36%

27.00%	5,138	1.62%	1.03%	1.91%	27.91%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%
(64.72%)	4,058	1.56%	0.55%	1.78%	122.49%
146.46%	21,424	1.62%	0.20%	1.62%	127.10%
53.57%	120	1.72%	1.34%	1.81%	124.36%

26.73%	1,448	1.62%	0.98%	1.87%	27.91%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%
(64.71%)	6,086	1.56%	0.86%	1.86%	122.49%
146.44%	17,182	1.63%	0.29%	1.63%	127.10%
53.57%	8,994	1.74%	0.31%	1.88%	124.36%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$14.83	$0.14	$4.77	$4.91	$(0.12)	$–	$–	$(0.12)	$–	$19.62
Year Ended October 31, 2009	9.41	0.10	5.41	5.51	(0.07)	–	(0.02)	(0.09)	–	14.83
Year Ended October 31, 2008	27.95	0.13	(14.75)	(14.62)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.41
Year Ended October 31, 2007	17.82	0.06	12.90	12.96	(0.05)	(2.79)	–	(2.84)	0.01	27.95
Year Ended October 31, 2006	14.92	0.10	4.49	4.59	(0.10)	(1.59)	–	(1.69)	–	17.82
Class B Shares
Year Ended October 31, 2010(f)	13.99	0.03	4.51	4.54	(0.04)	–	–	(0.04)	–	18.49
Year Ended October 31, 2009	8.90	0.11	5.00	5.11	(0.01)	–	(0.01)	(0.02)	–	13.99
Year Ended October 31, 2008	26.72	–	(13.99)	(13.99)	–	(3.17)	(0.66)	(3.83)	–	8.90
Year Ended October 31, 2007	17.21	(0.07)	12.36	12.29	–	(2.79)	–	(2.79)	0.01	26.72
Year Ended October 31, 2006	14.48	(0.01)	4.35	4.34	(0.02)	(1.59)	–	(1.61)	–	17.21
Class C Shares
Year Ended October 31, 2010(f)	14.34	0.03	4.61	4.64	(0.04)	–	–	(0.04)	–	18.94
Year Ended October 31, 2009	9.10	0.10	5.14	5.24	–	–	–	–	–	14.34
Year Ended October 31, 2008	27.22	–	(14.29)	(14.29)	–	(3.17)	(0.66)	(3.83)	–	9.10
Year Ended October 31, 2007	17.49	(0.04)	12.55	12.51	–	(2.79)	–	(2.79)	0.01	27.22
Year Ended October 31, 2006	14.69	(0.01)	4.42	4.41	(0.02)	(1.59)	–	(1.61)	–	17.49
Class R Shares
Year Ended October 31, 2010(f)	14.21	0.09	4.57	4.66	(0.09)	–	–	(0.09)	–	18.78
Year Ended October 31, 2009	9.03	0.11	5.13	5.24	(0.04)	–	(0.02)	(0.06)	–	14.21
Year Ended October 31, 2008	27.03	0.11	(14.19)	(14.08)	(0.08)	(3.17)	(0.67)	(3.92)	–	9.03
Year Ended October 31, 2007	17.32	0.03	12.48	12.51	(0.02)	(2.79)	–	(2.81)	0.01	27.03
Year Ended October 31, 2006	14.57	0.05	4.40	4.45	(0.11)	(1.59)	–	(1.70)	–	17.32

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratios of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

33.26%	$180,228	1.79%	0.84%	1.95%	15.30%
58.67%	104,513	1.77%	0.89%	2.27%	92.99%
(59.99%)	28,684	1.70%	0.61%	1.77%	104.15%
82.20%	102,204	1.76%	0.31%	1.77%	70.09%
32.89%	34,047	1.65%	0.60%	1.66%	141.70%

32.39%	2,604	2.42%	0.19%	2.58%	15.30%
57.45%	2,145	2.42%	0.56%	3.08%	92.99%
(60.26%)	1,806	2.38%	(0.02%)	2.46%	104.15%
80.98%	5,369	2.41%	(0.19%)	2.42%	70.09%
31.97%	6,013	2.31%	(0.08%)	2.32%	141.70%

32.37%	9,352	2.42%	0.17%	2.58%	15.30%
57.63%	6,453	2.42%	0.65%	3.13%	92.99%
(60.26%)	7,905	2.38%	(0.01%)	2.46%	104.15%
81.04%	21,994	2.42%	(0.35%)	2.43%	70.09%
31.92%	7,716	2.31%	(0.07%)	2.32%	141.70%

32.84%	4,497	2.05%	0.57%	2.21%	15.30%
58.08%	3,057	2.17%	0.94%	2.85%	92.99%
(60.03%)	2,031	1.84%	0.79%	2.06%	104.15%
81.85%	1,819	1.98%	0.16%	1.98%	70.09%
32.65%	456	1.84%	(0.01%)	1.94%	141.70%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(g)	$10.66	$(0.18)	$0.87	$0.69	$–	$–	$–	$11.35
Year Ended October 31, 2009(g)	10.47	(0.16)	0.35	0.19	–	–	–	10.66
Year Ended October 31, 2008	11.89	(0.02)	(1.38)	(1.40)	(0.01)	(0.01)	(0.02)	10.47
Year Ended October 31, 2007(g)	10.30	0.14	1.62	1.76	(0.17)	–	(0.17)	11.89
Year Ended October 31, 2006	9.83	0.11	0.41	0.52	(0.05)	–	(0.05)	10.30
Class B Shares
Year Ended October 31, 2010(g)	10.22	(0.25)	0.84	0.59	–	–	–	10.81
Year Ended October 31, 2009(g)	10.10	(0.23)	0.35	0.12	–	–	–	10.22
Year Ended October 31, 2008	11.54	(0.10)	(1.34)	(1.44)	–	–	–	10.10
Year Ended October 31, 2007(g)	10.01	0.05	1.58	1.63	(0.10)	–	(0.10)	11.54
Year Ended October 31, 2006	9.59	0.03	0.40	0.43	(0.01)	–	(0.01)	10.01
Class C Shares
Year Ended October 31, 2010(g)	7.71	(0.19)	0.64	0.45	–	–	–	8.16
Year Ended October 31, 2009(g)	7.62	(0.17)	0.26	0.09	–	–	–	7.71
Year Ended October 31, 2008	8.71	(0.07)	(1.02)	(1.09)	–	–	–	7.62
Year Ended October 31, 2007(g)	7.59	0.05	1.19	1.24	(0.12)	–	(0.12)	8.71
Year Ended October 31, 2006	7.29	0.03	0.30	0.33	(0.03)	–	(0.03)	7.59
Class R Shares
Year Ended October 31, 2010(g)	10.43	(0.22)	0.87	0.65	–	–	–	11.08
Year Ended October 31, 2009(g)	10.26	(0.18)	0.35	0.17	–	–	–	10.43
Year Ended October 31, 2008	11.69	(0.02)	(1.40)	(1.42)	–	(0.01)	(0.01)	10.26
Year Ended October 31, 2007(g)	10.11	0.09	1.60	1.69	(0.11)	–	(0.11)	11.69
Year Ended October 31, 2006	9.68	0.08	0.40	0.48	(0.05)	–	(0.05)	10.11
Institutional Service Class Shares
Period Ended October 31, 2010(g)(h)	10.79	(0.10)	0.78	0.68	–	–	–	11.47
Institutional Class Shares
Year Ended October 31, 2010(g)	10.75	(0.15)	0.88	0.73	–	–	–	11.48
Year Ended October 31, 2009(g)	10.53	(0.14)	0.36	0.22	–	–	–	10.75
Year Ended October 31, 2008	11.94	0.01	(1.38)	(1.37)	(0.03)	(0.01)	(0.04)	10.53
Year Ended October 31, 2007(g)	10.34	0.15	1.65	1.80	(0.20)	–	(0.20)	11.94
Year Ended October 31, 2006	9.85	0.11	0.44	0.55	(0.06)	–	(0.06)	10.34

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (e)	Portfolio Turnover (f)

6.57%	$105,897	2.15%	(1.61%)	2.15%	0.43%	152.09%
1.81%	116,575	2.29%	(1.56%)	3.01%	0.55%	359.27%
(11.77%)	90,320	2.14%	(0.29%)	2.60%	0.41%	574.27%
17.26%	45,037	2.53%	1.25%	2.69%	0.69%	608.98%
5.27%	48,717	2.59%	1.16%	2.61%	0.56%	739.31%

5.77%	1,084	2.88%	(2.34%)	2.88%	0.43%	152.09%
1.19%	2,002	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.48%)	2,222	2.87%	(0.93%)	3.29%	0.41%	574.27%
16.37%	2,244	3.29%	0.42%	3.48%	0.69%	608.98%
4.53%	1,033	3.33%	0.42%	3.35%	0.56%	739.31%

5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%	152.09%
1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%	359.27%
(12.49%)	31,287	2.87%	(0.95%)	3.33%	0.41%	574.27%
16.44%	24,768	3.24%	0.57%	3.39%	0.69%	608.98%
4.48%	36,586	3.33%	0.47%	3.35%	0.56%	739.31%

6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%	152.09%
1.66%	100	2.51%	(1.78%)	3.22%	0.55%	359.27%
(12.18%)	76	2.46%	(0.93%)	3.30%	0.41%	574.27%
16.78%	1	2.88%	0.85%	3.08%	0.69%	608.98%
4.91%	1	2.96%	0.77%	2.99%	0.56%	739.31%

6.30%	965	2.04%	(1.53%)	2.04%	0.43%	152.09%

6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%	152.09%
2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%	359.27%
(11.55%)	14,230	1.86%	0.09%	2.25%	0.41%	574.27%
17.60%	23,894	2.25%	1.40%	2.43%	0.69%	608.98%
5.60%	11,538	2.33%	1.50%	2.35%	0.56%	739.31%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest ments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.82	$0.16	$1.19	$1.35	$(0.17)	$–	$(0.17)	$–	$11.00
Year Ended October 31, 2009(f)	8.54	0.15	1.28	1.43	(0.15)	–	(0.15)	–	9.82
Year Ended October 31, 2008	15.37	0.05	(6.84)	(6.79)	(0.03)	(0.01)	(0.04)	–	8.54
Year Ended October 31, 2007	11.62	–	3.77	3.77	(0.03)	–	(0.03)	0.01	15.37
Year Ended October 31, 2006	9.25	0.04	2.38	2.42	(0.05)	–	(0.05)	–	11.62
Class B Shares
Year Ended October 31, 2010(f)	9.35	0.09	1.14	1.23	(0.12)	–	(0.12)	–	10.46
Year Ended October 31, 2009(f)	8.15	0.10	1.20	1.30	(0.10)	–	(0.10)	–	9.35
Year Ended October 31, 2008	14.72	(0.05)	(6.52)	(6.57)	–	–	–	–	8.15
Year Ended October 31, 2007	11.18	(0.07)	3.60	3.53	–	–	–	0.01	14.72
Year Ended October 31, 2006	8.94	(0.02)	2.27	2.25	(0.01)	–	(0.01)	–	11.18
Class C Shares
Year Ended October 31, 2010(f)	9.39	0.08	1.14	1.22	(0.11)	–	(0.11)	–	10.50
Year Ended October 31, 2009(f)	8.17	0.10	1.22	1.32	(0.10)	–	(0.10)	–	9.39
Year Ended October 31, 2008	14.78	(0.09)	(6.52)	(6.61)	–	–	–	–	8.17
Year Ended October 31, 2007	11.22	(0.07)	3.62	3.55	–	–	–	0.01	14.78
Year Ended October 31, 2006	8.97	(0.01)	2.28	2.27	(0.02)	–	(0.02)	–	11.22
Class R Shares
Year Ended October 31, 2010(f)	9.51	0.14	1.16	1.30	(0.16)	–	(0.16)	–	10.65
Year Ended October 31, 2009(f)	8.27	0.13	1.24	1.37	(0.13)	–	(0.13)	–	9.51
Year Ended October 31, 2008	14.91	0.02	(6.63)	(6.61)	(0.02)	(0.01)	(0.03)	–	8.27
Year Ended October 31, 2007	11.30	–	3.62	3.62	(0.02)	–	(0.02)	0.01	14.91
Year Ended October 31, 2006	9.02	0.01	2.31	2.32	(0.04)	–	(0.04)	–	11.30
Institutional Class Shares
Year Ended October 31, 2010(f)	9.82	0.13	1.26	1.39	(0.20)	–	(0.20)	–	11.01
Period from July 1, 2009 through October 31, 2009(f)(g)	8.38	0.03	1.44	1.47	(0.03)	–	(0.03)	–	9.82
Period from November 1, 2008 through April 22, 2009(f)(g)	8.67	0.09	(1.31)	(1.22)	(0.05)	–	(0.05)	–	7.40
Year Ended October 31, 2008	15.61	0.07	(6.94)	(6.87)	(0.06)	(0.01)	(0.07)	–	8.67
Year Ended October 31, 2007	11.78	0.03	3.84	3.87	(0.05)	–	(0.05)	0.01	15.61
Year Ended October 31, 2006	9.37	0.07	2.40	2.47	(0.06)	–	(0.06)	–	11.78

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratios of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

13.97%	$27,691	1.61%	1.56%	1.96%	23.44%
17.13%	29,014	1.64%	1.88%	2.58%	155.38%
(44.28%)	28,598	1.52%	0.36%	1.71%	241.73%
32.61%	61,525	1.58%	0.02%	1.58%	257.25%
26.22%	41,219	1.62%	0.42%	1.68%	298.51%

13.25%	823	2.32%	0.92%	2.67%	23.44%
16.18%	937	2.32%	1.22%	3.26%	155.38%
(44.63%)	1,009	2.26%	(0.39%)	2.45%	241.73%
31.66%	2,209	2.32%	(0.79%)	2.32%	257.25%
25.22%	806	2.33%	(0.24%)	2.40%	298.51%

13.17%	3,017	2.32%	0.85%	2.67%	23.44%
16.35%	3,880	2.32%	1.22%	3.25%	155.38%
(44.72%)	5,218	2.25%	(0.40%)	2.38%	241.73%
31.73%	21,935	2.32%	(0.80%)	2.32%	257.25%
25.19%	3,795	2.32%	(0.26%)	2.40%	298.51%

13.82%	838	1.82%	1.46%	2.18%	23.44%
16.88%	714	1.83%	1.68%	2.78%	155.38%
(44.42%)	762	1.77%	0.15%	2.00%	241.73%
32.16%	1,048	1.84%	(0.70%)	1.85%	257.25%
25.78%	2	1.92%	0.11%	1.98%	298.51%

14.35%	3,925	1.32%	1.30%	1.69%	23.44%
17.49%	1	1.32%	1.01%	2.19%	155.38%
(14.05)	–	1.32%	2.60%	2.25%	155.38%
(44.16%)	1	1.26%	0.62%	1.42%	241.73%
33.01%	2	1.32%	0.26%	1.32%	257.25%
26.49%	2	1.32%	0.72%	1.42%	298.51%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 though June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.32	$0.07	$1.22	$1.29	$(0.09)	$–	$–	$(0.09)	$–	$10.52
Year Ended October 31, 2009	8.15	0.08	1.16	1.24	(0.07)	–	–	(0.07)	–	9.32
Year Ended October 31, 2008	16.61	0.18	(7.18)	(7.00)	(0.17)	(1.28)	(0.01)	(1.46)	–	8.15
Year Ended October 31, 2007	15.68	0.22	1.55	1.77	(0.18)	(0.67)	–	(0.85)	0.01	16.61
Year Ended October 31, 2006	13.41	0.16	2.92	3.08	(0.20)	(0.62)	–	(0.82)	0.01	15.68
Class B Shares
Year Ended October 31, 2010(f)	9.08	0.02	1.19	1.21	(0.04)	–	–	(0.04)	–	10.25
Year Ended October 31, 2009	7.95	0.04	1.13	1.17	(0.04)	–	–	(0.04)	–	9.08
Year Ended October 31, 2008	16.27	0.12	(7.04)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	7.95
Year Ended October 31, 2007	15.37	0.17	1.44	1.61	(0.05)	(0.67)	–	(0.72)	0.01	16.27
Year Ended October 31, 2006	13.17	0.05	2.87	2.92	(0.11)	(0.62)	–	(0.73)	0.01	15.37
Class C Shares
Year Ended October 31, 2010(f)	9.07	0.02	1.19	1.21	(0.04)	–	–	(0.04)	–	10.24
Year Ended October 31, 2009	7.94	0.04	1.12	1.16	(0.03)	–	–	(0.03)	–	9.07
Year Ended October 31, 2008	16.26	0.09	(7.01)	(6.92)	(0.11)	(1.28)	(0.01)	(1.40)	–	7.94
Year Ended October 31, 2007	15.36	0.14	1.48	1.62	(0.06)	(0.67)	–	(0.73)	0.01	16.26
Year Ended October 31, 2006	13.16	0.06	2.86	2.92	(0.11)	(0.62)	–	(0.73)	0.01	15.36
Class R Shares
Year Ended October 31, 2010(f)	9.14	0.06	1.19	1.25	(0.08)	–	–	(0.08)	–	10.31
Year Ended October 31, 2009	8.00	0.07	1.14	1.21	(0.07)	–	–	(0.07)	–	9.14
Year Ended October 31, 2008	16.33	0.13	(7.01)	(6.88)	(0.16)	(1.28)	(0.01)	(1.45)	–	8.00
Year Ended October 31, 2007	15.40	0.19	1.50	1.69	(0.10)	(0.67)	–	(0.77)	0.01	16.33
Year Ended October 31, 2006	13.19	0.14	2.86	3.00	(0.18)	(0.62)	–	(0.80)	0.01	15.40
Institutional Service Class Shares
Period from July 19, 2010 through October 31, 2010(f)(g)	9.22	(0.06)	1.49	1.43	(0.05)	–	–	(0.05)	–	10.60
Period from November 1, 2009 through April 22, 2010(f)(g)	9.40	0.04	0.81	0.85	(0.01)	–	–	(0.01)	–	10.24
Year Ended October 31, 2009	8.21	0.38	0.91	1.29	(0.10)	–	–	(0.10)	–	9.40
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	15.77
Institutional Class Shares
Year Ended October 31, 2010(f)	9.39	0.10	1.24	1.34	(0.12)	–	–	(0.12)	–	10.61
Year Ended October 31, 2009	8.21	0.12	1.16	1.28	(0.10)	–	–	(0.10)	–	9.39
Year Ended October 31, 2008	16.71	0.24	(7.25)	(7.01)	(0.20)	(1.28)	(0.01)	(1.49)	–	8.21
Year Ended October 31, 2007	15.77	0.25	1.57	1.82	(0.22)	(0.67)	–	(0.89)	0.01	16.71
Year Ended October 31, 2006	13.48	0.19	2.94	3.13	(0.23)	(0.62)	–	(0.85)	0.01	15.77

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Financial Services Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

13.94%	$20,929	1.56%	0.78%	1.84%	55.27%
15.60%	$27,653	1.58%	1.08%	2.11%	55.49%
(45.62%)	$28,317	1.56%	1.83%	1.68%	121.39%
11.73%	$25,266	1.50%	1.34%	1.50%	167.95%
23.87%	$21,752	1.52%	1.01%	1.53%	195.16%

13.36%	785	2.19%	0.16%	2.47%	55.27%
14.84%	919	2.19%	0.47%	2.73%	55.49%
(45.99%)	994	2.27%	1.05%	2.37%	121.39%
10.88%	1,764	2.18%	0.69%	2.18%	167.95%
22.98%	2,993	2.25%	0.33%	2.25%	195.16%

13.37%	2,880	2.19%	0.17%	2.47%	55.27%
14.81%	3,468	2.19%	0.55%	2.74%	55.49%
(45.99%)	4,918	2.26%	1.10%	2.38%	121.39%
10.96%	4,414	2.18%	0.68%	2.19%	167.95%
23.03%	5,514	2.24%	0.37%	2.24%	195.16%

13.79%	280	1.72%	0.67%	2.01%	55.27%
15.38%	216	1.61%	0.85%	2.13%	55.49%
(45.66%)	97	1.76%	1.39%	1.89%	121.39%
11.39%	101	1.82%	1.40%	1.83%	167.95%
23.59%	79	1.78%	1.00%	1.78%	195.16%

15.50%	1	1.19%	(2.16%)	1.63%	55.27%
9.04%	65	1.19%	0.92%	1.42%	55.27%
16.11%	59	1.17%	2.19%	1.80%	55.49%
(45.45%)	966	1.28%	2.01%	1.37%	121.39%
12.03%	1,727	1.19%	1.58%	1.20%	167.95%
24.19%	1,496	1.27%	1.32%	1.27%	195.16%

14.45%	9,964	1.19%	1.07%	1.47%	55.27%
15.99%	12,655	1.19%	1.59%	1.75%	55.49%
(45.45%)	16,305	1.27%	2.04%	1.37%	121.39%
12.03%	26,653	1.20%	1.56%	1.21%	167.95%
24.19%	19,768	1.24%	1.31%	1.25%	195.16%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2010 through July 18, 2010. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(g)
Year Ended October 31, 2010	$15.73	$0.16	$5.78	$5.94	$–	$–	$–	$21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	15.73
Year Ended October 31, 2008	26.02	0.08	(12.75)	(12.67)	(0.19)	–	(0.19)	13.16
Year Ended October 31, 2007	23.19	0.15	2.68	2.83	–	–	–	26.02
Year Ended October 31, 2006	19.94	(0.08)	3.33	3.25	–	–	–	23.19
Class C Shares
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	14.97
Year Ended October 31, 2008	24.84	(0.08)	(12.19)	(12.27)	–	–	–	12.57
Year Ended October 31, 2007	22.31	(0.06)	2.59	2.53	–	–	–	24.84
Year Ended October 31, 2006	19.32	(0.23)	3.22	2.99	–	–	–	22.31
Class R Shares(h)
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	15.26
Year Ended October 31, 2008	25.23	0.02	(12.37)	(12.35)	(0.12)	–	(0.12)	12.76
Year Ended October 31, 2007	22.54	0.05	2.64	2.69	–	–	–	25.23
Year Ended October 31, 2006	19.43	(0.14)	3.25	3.11	–	–	–	22.54
Institutional Service Class Shares
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	15.74
Institutional Class Shares
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	21.69
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	15.75

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratios of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

37.76%	$55,746	1.55%	0.88%	2.35%	36.05%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%
(49.01%)	15,101	1.56%	0.37%	2.57%	139.00%
12.20%	37,316	1.65%	0.58%	2.21%	98.00%
16.30%	42,613	1.65%	(0.35%)	2.16%	82.00%

36.74%	171	2.30%	0.13%	3.09%	36.05%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%
(49.40%)	184	2.31%	(0.41%)	3.33%	139.00%
11.34%	502	2.40%	(0.24%)	2.96%	98.00%
15.48%	742	2.40%	(1.10%)	2.91%	82.00%

37.48%	153	1.80%	0.50%	2.60%	36.05%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%
(49.14%)	224	1.81%	0.11%	2.90%	139.00%
11.93%	841	1.90%	0.23%	2.46%	98.00%
16.01%	1,440	1.90%	(0.60%)	2.41%	82.00%

38.06%	1	1.30%	1.13%	2.02%	36.05%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

37.78%	25	1.30%	1.09%	2.15%	36.05%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Formerly the Common Class Shares.
(h)	Formerly the Advisor Class Shares.
(i)	For the period from September 16, 2009 (commencement of operations) to October 31, 2009.
(j)	For the period from July 20, 2009 (commencement of operations) to October 31, 2009.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$11.37	$0.21	$1.66	$1.87	$(0.22)	$–	$–	$(0.22)	$13.02
Year Ended October 31, 2009(f)	9.36	0.18	2.00	2.18	(0.17)	–	–	(0.17)	11.37
Year Ended October 31, 2008	18.87	0.11	(9.02)	(8.91)	(0.09)	(0.49)	(0.02)	(0.60)	9.36
Year Ended October 31, 2007	13.35	0.03	6.02	6.05	(0.03)	(0.50)	–	(0.53)	18.87
Year Ended October 31, 2006	9.69	0.02	3.68	3.70	(0.04)	–	–	(0.04)	13.35
Class B Shares
Year Ended October 31, 2010(f)	10.78	0.12	1.56	1.68	(0.16)	–	–	(0.16)	12.30
Year Ended October 31, 2009(f)	8.88	0.11	1.91	2.02	(0.12)	–	–	(0.12)	10.78
Year Ended October 31, 2008	18.01	0.02	(8.61)	(8.59)	(0.03)	(0.49)	(0.02)	(0.54)	8.88
Year Ended October 31, 2007	12.83	(0.08)	5.76	5.68	–	(0.50)	–	(0.50)	18.01
Year Ended October 31, 2006	9.35	(0.08)	3.57	3.49	(0.01)	–	–	(0.01)	12.83
Class C Shares
Year Ended October 31, 2010(f)	10.84	0.12	1.58	1.70	(0.16)	–	–	(0.16)	12.38
Year Ended October 31, 2009(f)	8.93	0.12	1.90	2.02	(0.11)	–	–	(0.11)	10.84
Year Ended October 31, 2008	18.10	0.01	(8.64)	(8.63)	(0.03)	(0.49)	(0.02)	(0.54)	8.93
Year Ended October 31, 2007	12.90	(0.05)	5.75	5.70	–	(0.50)	–	(0.50)	18.10
Year Ended October 31, 2006	9.40	(0.02)	3.54	3.52	(0.02)	–	–	(0.02)	12.90
Class R Shares
Year Ended October 31, 2010(f)	10.95	0.18	1.59	1.77	(0.21)	–	–	(0.21)	12.51
Year Ended October 31, 2009(f)	9.02	0.07	2.02	2.09	(0.16)	–	–	(0.16)	10.95
Year Ended October 31, 2008	18.24	0.09	(8.73)	(8.64)	(0.07)	(0.49)	(0.02)	(0.58)	9.02
Year Ended October 31, 2007	12.95	–	5.82	5.82	(0.03)	(0.50)	–	(0.53)	18.24
Year Ended October 31, 2006	9.41	(0.04)	3.61	3.57	(0.03)	–	–	(0.03)	12.95
Institutional Service Class Shares
Year Ended October 31, 2010(f)	11.58	0.24	1.69	1.93	(0.25)	–	–	(0.25)	13.26
Year Ended October 31, 2009(f)	9.54	0.13	2.12	2.25	(0.21)	–	–	(0.21)	11.58
Year Ended October 31, 2008	19.19	0.15	(9.18)	(9.03)	(0.11)	(0.49)	(0.02)	(0.62)	9.54
Year Ended October 31, 2007	13.55	0.07	6.12	6.19	(0.05)	(0.50)	–	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.02	3.77	3.79	(0.05)	–	–	(0.05)	13.55
Institutional Class Shares
Year Ended October 31, 2010(f)	11.59	0.29	1.65	1.94	(0.23)	–	–	(0.23)	13.30
Year Ended October 31, 2009(f)	9.53	0.24	2.03	2.27	(0.21)	–	–	(0.21)	11.59
Year Ended October 31, 2008	19.19	0.15	(9.19)	(9.04)	(0.11)	(0.49)	(0.02)	(0.62)	9.53
Year Ended October 31, 2007	13.55	0.08	6.11	6.19	(0.05)	(0.50)	–	(0.55)	19.19
Year Ended October 31, 2006	9.81	0.03	3.76	3.79	(0.05)	–	–	(0.05)	13.55

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

16.73%	$140,052	1.57%	1.73%	1.58%	22.61%
23.64%	146,312	1.59%	1.95%	1.87%	135.26%
(48.64%)	179,247	1.48%	0.86%	1.55%	138.64%
46.74%	163,800	1.57%	0.21%	1.57%	135.54%
38.22%	26,565	1.69%	(0.04%)	1.70%	175.91%

15.79%	5,286	2.24%	1.05%	2.25%	22.61%
22.93%	5,531	2.24%	1.29%	2.51%	135.26%
(49.04%)	6,671	2.17%	0.13%	2.26%	138.64%
45.69%	8,792	2.23%	(0.47%)	2.23%	135.54%
37.37%	6,031	2.41%	(0.80%)	2.42%	175.91%

15.88%	35,944	2.24%	1.06%	2.25%	22.61%
22.91%	37,587	2.24%	1.30%	2.52%	135.26%
(49.02%)	44,374	2.19%	0.11%	2.25%	138.64%
45.59%	61,851	2.26%	(0.46%)	2.26%	135.54%
37.49%	9,566	2.40%	(0.62%)	2.40%	175.91%

16.39%	10,195	1.74%	1.55%	1.75%	22.61%
23.49%	10,209	1.75%	0.66%	1.86%	135.26%
(48.79%)	720	1.71%	0.58%	1.78%	138.64%
46.37%	725	1.80%	(0.17%)	1.80%	135.54%
38.01%	2	1.94%	(0.38%)	1.96%	175.91%

16.91%	211,007	1.36%	1.98%	1.36%	22.61%
24.04%	163,396	1.28%	1.23%	1.39%	135.26%
(48.54%)	11,548	1.18%	1.09%	1.34%	138.64%
47.13%	7,256	1.24%	0.47%	1.24%	135.54%
38.76%	4,589	1.41%	0.17%	1.42%	175.91%

16.97%	12,669	1.24%	2.41%	1.23%	22.61%
24.22%	9,484	1.24%	2.47%	1.51%	135.26%
(48.48%)	7,809	1.17%	1.09%	1.28%	138.64%
47.13%	9,125	1.24%	0.54%	1.24%	135.54%
38.76%	3,742	1.41%	0.22%	1.42%	175.91%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$15.02	$(0.01)	$1.59	$1.58	$–	$–	$–	$–	$16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Year Ended October 31, 2008	25.35	0.03	(8.14)	(8.11)	(0.06)	(4.49)	(4.55)	–	12.69
Year Ended October 31, 2007	20.31	(0.03)	7.88	7.85	–	(2.82)	(2.82)	0.01	25.35
Year Ended October 31, 2006	17.97	(0.02)	3.90	3.88	–	(1.56)	(1.56)	0.02	20.31
Class B Shares
Year Ended October 31, 2010(f)	14.42	(0.11)	1.53	1.42	–	–	–	–	15.84
Year Ended October 31, 2009	12.22	(0.01)	2.24	2.23	(0.01)	(0.02)	(0.03)	–	14.42
Year Ended October 31, 2008	24.68	(0.14)	(7.83)	(7.97)	–	(4.49)	(4.49)	–	12.22
Year Ended October 31, 2007	19.97	(0.16)	7.68	7.52	–	(2.82)	(2.82)	0.01	24.68
Year Ended October 31, 2006	17.82	(0.14)	3.83	3.69	–	(1.56)	(1.56)	0.02	19.97
Class C Shares
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	–	–	–	–	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Year Ended October 31, 2008	24.70	(0.15)	(7.82)	(7.97)	–	(4.49)	(4.49)	–	12.24
Year Ended October 31, 2007	19.98	(0.17)	7.70	7.53	–	(2.82)	(2.82)	0.01	24.70
Year Ended October 31, 2006	17.83	(0.16)	3.85	3.69	–	(1.56)	(1.56)	0.02	19.98
Class R Shares
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	–	–	–	–	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Year Ended October 31, 2008	25.10	(0.01)	(8.04)	(8.05)	(0.03)	(4.49)	(4.52)	–	12.53
Year Ended October 31, 2007	20.19	(0.06)	7.78	7.72	–	(2.82)	(2.82)	0.01	25.10
Year Ended October 31, 2006	17.91	(0.04)	3.86	3.82	–	(1.56)	(1.56)	0.02	20.19
Institutional Service Class Shares
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	–	–	–	–	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Year Ended October 31, 2008	25.53	0.10	(8.23)	(8.13)	(0.10)	(4.49)	(4.59)	–	12.81
Year Ended October 31, 2007	20.39	–	7.95	7.95	–	(2.82)	(2.82)	0.01	25.53
Year Ended October 31, 2006	17.99	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	20.39
Institutional Class Shares
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	–	–	–	–	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19
Year Ended October 31, 2008	25.57	0.09	(8.24)	(8.15)	(0.10)	(4.49)	(4.59)	–	12.83
Year Ended October 31, 2007	20.41	0.02	7.95	7.97	–	(2.82)	(2.82)	0.01	25.57
Year Ended October 31, 2006	18.01	0.03	3.91	3.94	–	(1.56)	(1.56)	0.02	20.41

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “-” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratios of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

10.52%	$52,490	1.42%	(0.05%)	1.42%	105.24%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%
(39.68%)	43,189	1.33%	0.01%	1.33%	137.42%
43.54%	38,497	1.44%	(0.19%)	1.44%	188.25%
22.87%	20,324	1.38%	(0.07%)	1.38%	228.18%

9.85%	2,173	2.08%	(0.70%)	2.08%	105.24%
18.29%	2,368	2.16%	(0.17%)	2.37%	90.12%
(40.14%)	2,190	2.05%	(0.70%)	2.06%	137.42%
42.52%	2,999	2.16%	(0.90%)	2.16%	188.25%
21.94%	1,862	2.12%	(0.84%)	2.13%	228.18%

9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%
(40.10%)	8,224	2.04%	(0.69%)	2.05%	137.42%
42.55%	14,273	2.16%	(0.90%)	2.16%	188.25%
21.92%	10,302	2.12%	(0.81%)	2.12%	228.18%

10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%
(39.80%)	4,135	1.56%	(0.19%)	1.58%	137.42%
43.11%	2,704	1.73%	(0.52%)	1.73%	188.25%
22.59%	249	1.75%	(0.43%)	1.77%	228.18%

10.96%	3,271	1.08%	0.30%	1.08%	105.24%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%
(39.52%)	2,119	1.06%	0.27%	1.08%	137.42%
43.92%	1,339	1.19%	0.04%	1.19%	188.25%
23.20%	537	1.12%	0.13%	1.13%	228.18%

10.93%	12,686	1.08%	0.33%	1.08%	105.24%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%
(39.54%)	15,710	1.04%	0.33%	1.06%	137.42%
43.99%	20,768	1.16%	0.11%	1.16%	188.25%
23.17%	15,731	1.11%	0.16%	1.13%	228.18%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Capital Contri- butions from Advisor/ Custodian	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$10.77	$(0.07)	$2.95	$2.88	$–	$–	$–	$–	$–	$–	$13.65
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	–	(0.01)	(0.01)	–	–	10.77
Year Ended October 31, 2008	22.50	0.06	(8.54)	(8.48)	(0.05)	(4.34)	–	(4.39)	–	–	9.63
Year Ended October 31, 2007	21.30	0.03	2.16	2.19	(0.13)	(0.89)	–	(1.02)	0.02	0.01	22.50
Year Ended October 31, 2006	18.28	–	5.18	5.18	(0.01)	(2.16)	–	(2.17)	–	0.01	21.30
Class B Shares
Year Ended October 31, 2010(f)	9.84	(0.15)	2.69	2.54	–	–	–	–	–	–	12.38
Year Ended October 31, 2009	8.84	(0.09)	1.09	1.00	–	–	–	–	–	–	9.84
Year Ended October 31, 2008	21.12	(0.05)	(7.89)	(7.94)	–	(4.34)	–	(4.34)	–	–	8.84
Year Ended October 31, 2007	20.10	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01	21.12
Year Ended October 31, 2006	17.45	(0.07)	4.87	4.80	–	(2.16)	–	(2.16)	–	0.01	20.10
Class C Shares
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	–	–	–	–	–	–	12.42
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	–	–	9.86
Year Ended October 31, 2008	21.16	(0.06)	(7.90)	(7.96)	–	(4.34)	–	(4.34)	–	–	8.86
Year Ended October 31, 2007	20.14	(0.12)	2.03	1.91	(0.03)	(0.89)	–	(0.92)	0.02	0.01	21.16
Year Ended October 31, 2006	17.48	(0.06)	4.87	4.81	–	(2.16)	–	(2.16)	–	0.01	20.14
Class R Shares
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	–	–	–	–	–	–	12.84
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	–	–	10.16
Year Ended October 31, 2008	21.51	0.02	(8.08)	(8.06)	(0.04)	(4.34)	–	(4.38)	–	–	9.07
Year Ended October 31, 2007	20.43	(0.01)	2.05	2.04	(0.10)	(0.89)	–	(0.99)	0.02	0.01	21.51
Year Ended October 31, 2006	17.63	–	4.97	4.97	(0.02)	(2.16)	–	(2.18)	–	0.01	20.43
Institutional Service Class Shares
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	–	–	–	–	–	–	14.10
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	–	(0.04)	(0.04)	–	–	11.10
Year Ended October 31, 2008	22.97	0.11	(8.77)	(8.66)	(0.08)	(4.34)	–	(4.42)	–	–	9.89
Year Ended October 31, 2007	21.72	0.08	2.19	2.27	(0.16)	(0.89)	–	(1.05)	0.02	0.01	22.97
Year Ended October 31, 2006	18.52	0.02	5.35	5.37	(0.02)	(2.16)	–	(2.18)	–	0.01	21.72
Institutional Class Shares
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	–	–	–	–	–	–	14.07
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	–	(0.04)	(0.04)	–	–	11.08
Year Ended October 31, 2008	22.99	0.12	(8.79)	(8.67)	(0.08)	(4.34)	–	(4.42)	–	–	9.90
Year Ended October 31, 2007	21.73	0.13	2.17	2.30	(0.18)	(0.89)	–	(1.07)	0.02	0.01	22.99
Year Ended October 31, 2006	18.55	0.06	5.30	5.36	(0.03)	(2.16)	–	(2.19)	–	0.01	21.73

(a)	Not annualized for periods less than one year.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

26.74%		$121,975	1.35%	(0.57%)	1.65%	24.37%
12.02%		100,062	1.35%	(0.09%)	2.02%	146.24%
(45.56%)		231,150	1.40%	0.34%	1.52%	158.57%
10.60	%(g)	760,257	1.34%	0.16%	1.34%	214.83%
30.98%		376,718	1.39%	–	1.39%	219.51%

25.81%		7,632	2.04%	(1.27%)	2.35%	24.37%
11.31%		7,340	2.04%	(0.90%)	2.76%	146.24%
(45.96%)		8,192	2.10%	(0.37%)	2.23%	158.57%
9.81	%(g)	20,421	2.05%	(0.56%)	2.05%	214.83%
30.16%		11,701	2.08%	(0.63%)	2.08%	219.51%

25.96%		48,374	2.04%	(1.27%)	2.35%	24.37%
11.29%		46,698	2.04%	(0.83%)	2.75%	146.24%
(45.97%)		66,081	2.10%	(0.36%)	2.21%	158.57%
9.79	%(g)	242,038	2.05%	(0.56%)	2.05%	214.83%
30.17%		115,138	2.06%	(0.72%)	2.07%	219.51%

26.38%		5,622	1.55%	(0.78%)	1.85%	24.37%
12.02%		4,563	1.45%	(0.35%)	2.17%	146.24%
(45.71%)		4,825	1.59%	0.11%	1.74%	158.57%
10.28	%(g)	9,193	1.62%	(0.15%)	1.62%	214.83%
30.87%		1,431	1.68%	(0.30%)	1.68%	219.51%

27.03%		13,422	1.04%	(0.31%)	1.35%	24.37%
12.79%		14,358	0.77%	0.35%	1.49%	146.24%
(45.44%)		14,009	1.11%	0.65%	1.24%	158.57%
10.77	%(g)	39,345	1.14%	0.38%	1.14%	214.83%
31.64%		11,945	1.25%	(0.04%)	1.26%	219.51%

26.99%		52,428	1.04%	(0.20%)	1.29%	24.37%
12.47%		10,354	1.04%	0.23%	1.76%	146.24%
(45.43%)		26,454	1.09%	0.71%	1.24%	158.57%
10.88	%(g)	70,111	1.04%	0.36%	1.05%	214.83%
31.52%		41,396	1.06%	0.41%	1.07%	219.51%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	Includes payment from the Investment Adviser/Custodian which increased the total return by 0.07%.

2010 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$7.60	$(0.01)	$1.05	$1.04	$–	$–	$8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	7.60
Year Ended October 31, 2008	12.36	(0.07)	(4.04)	(4.11)	(1.76)	(1.76)	6.49
Year Ended October 31, 2007	9.57	(0.08)	2.87	2.79	–	–	12.36
Year Ended October 31, 2006	9.96	(0.06)	0.27	0.21	(0.60)	(0.60)	9.57
Class B Shares
Year Ended October 31, 2010(f)	7.05	(0.05)	0.96	0.91	–	–	7.96
Year Ended October 31, 2009	6.05	(0.06)	1.06	1.00	–	–	7.05
Year Ended October 31, 2008	11.72	(0.13)	(3.78)	(3.91)	(1.76)	(1.76)	6.05
Year Ended October 31, 2007	9.13	(0.15)	2.74	2.59	–	–	11.72
Year Ended October 31, 2006	9.59	(0.11)	0.25	0.14	(0.60)	(0.60)	9.13
Class C Shares
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	–	–	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	7.10
Year Ended October 31, 2008	11.80	(0.13)	(3.82)	(3.95)	(1.76)	(1.76)	6.09
Year Ended October 31, 2007	9.19	(0.15)	2.76	2.61	–	–	11.80
Year Ended October 31, 2006	9.65	(0.11)	0.25	0.14	(0.60)	(0.60)	9.19
Class R Shares
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	–	–	8.31
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	7.32
Year Ended October 31, 2008	11.97	(0.08)	(3.90)	(3.98)	(1.76)	(1.76)	6.23
Year Ended October 31, 2007	9.29	(0.10)	2.78	2.68	–	–	11.97
Year Ended October 31, 2006	9.71	(0.07)	0.25	0.18	(0.60)	(0.60)	9.29
Institutional Class Shares
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	–	–	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	7.85
Year Ended October 31, 2008	12.64	(0.02)	(4.19)	(4.21)	(1.76)	(1.76)	6.67
Year Ended October 31, 2007	9.75	(0.04)	2.93	2.89	–	–	12.64
Year Ended October 31, 2006	10.11	(0.02)	0.26	0.24	(0.60)	(0.60)	9.75

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “-” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

13.68%		$23,810	1.56%		(0.06%)		1.73%		29.02%
17.10%		31,871	1.59%		(0.23%)		2.06%		173.05%
(38.63%)		39,294	1.52%		(0.63%)		1.59%		364.06%
29.29%		84,973	1.50%		(0.69%)		1.51%		334.26%
1.77	%(g)	86,364	1.46	%(h)	(0.52	%)(h)	1.48	%(h)	389.34%

12.91%		2,213	2.21%		(0.71%)		2.37%		29.02%
16.53%		2,827	2.21%		(0.85%)		2.69%		173.05%
(39.10%)		3,176	2.21%		(1.32%)		2.29%		364.06%
28.37%		6,324	2.21%		(1.40%)		2.21%		334.26%
1.18	%(g)	6,072	2.15	%(h)	(1.24	%)(h)	2.18	%(h)	389.34%

12.96%		11,179	2.21%		(0.71%)		2.37%		29.02%
16.58%		13,512	2.21%		(0.85%)		2.69%		173.05%
(39.18%)		16,889	2.21%		(1.32%)		2.29%		364.06%
28.40%		34,820	2.21%		(1.40%)		2.21%		334.26%
1.18	%(g)	36,040	2.15	%(h)	(1.23	%)(h)	2.18	%(h)	389.34%

13.52%		986	1.71%		(0.23%)		1.88%		29.02%
17.50%		811	1.34%		0.01%		1.82%		173.05%
(38.83%)		922	1.71%		(0.83%)		1.80%		364.06%
28.85%		1,734	1.81%		(1.02%)		1.81%		334.26%
1.60	%(g)	1,037	1.70	%(h)	(0.79	%)(h)	1.72	%(h)	389.34%

14.14%		3,446	1.21%		0.32%		1.37%		29.02%
17.69%		6,518	1.21%		0.19%		1.68%		173.05%
(38.56%)		4,200	1.21%		(0.30%)		1.30%		364.06%
29.64%		4,736	1.21%		(0.39%)		1.22%		334.26%
2.16	%(g)	4,601	1.17	%(h)	(0.29	%)(h)	1.19	%(h)	389.34%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	Includes reimbursement from the Investment Adviser which increased the total return by 0.11%.
(h)	Excludes reimbursement from the Investment Adviser.

2010 Annual Report

Notes to Financial Statements

October 31, 2010

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting of the Board of Trustees held on December 8, 2009, the Board of Trustees approved the closing and liquidation of each of the Aberdeen Health Sciences Fund, Aberdeen Technology and Communications Fund, and Aberdeen Global Utilities Fund. The liquidations occurred on February 26, 2010. As of October 31, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2010, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the ten (10) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”) (formerly Aberdeen Developing Markets Fund)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”) (formerly Aberdeen Select Worldwide Fund)
–	Aberdeen Global Financial Services Fund (“Global Financial Services Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Natural Resources Fund (“Natural Resources Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)

On July 12, 2010, the Aberdeen Small Cap Fund acquired the assets and assumed the liabilities of the Small Cap Fund, a series of Pacific Capital Funds (the “Small Cap Predecessor Fund”). The Aberdeen Small Cap Fund is considered the accounting survivor of the reorganization and accordingly, the Small Cap Predecessor Fund assumed the October 31 fiscal year end of the Aberdeen Small Cap Fund.

In connection with the reorganization, the Small Cap Predecessor Fund’s Class A, Class B, Class C and Class Y shares were exchanged for Class A, Class A, Class C and Institutional Class shares of the Aberdeen Small Cap Fund, respectively.

The following is a summary of the net assets that were exchanged and net asset value per share issued as of July 12, 2010:

	Shares Issued of the Small Cap Fund	Net Assets Reorganized from the Small Cap Predecessor Fund	Net Asset Value Per Share Issued of the Small Cap Fund
Class A	2,741,415	$33,788,760	$12.33
Class B	16,259	200,398	12.33
Class C	442,642	4,972,375	11.23
Institutional Class	3,090,985	39,256,334	12.70

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds’ equity securities that are traded on a foreign exchange or market which closes prior to the Funds’ Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Funds’ Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a current transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical assets
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

2010 Annual Report

Notes to Financial Statements (continued)

October 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2010:

	LEVEL 1- Quoted Prices ($)	LEVEL 2- Other Significant Observable Inputs ($)	LEVEL 3- Significant Unobservable Inputs ($)	Total ($)
Aberdeen China Opportunities Fund
Investments in Securities
Common Stocks
Insurance	$1,221,271	$–	$–	$1,221,271
Oil, Gas & Consumable Fuels	112,130	3,920,392	–	4,032,522
All Other	–	45,553,453	–	45,553,453
Rights	–	75,504	–	75,504
Short Term Investments	–	1,882,000	–	1,882,000

	1,333,401	51,431,349	–	52,764,750

Aberdeen Emerging Markets Fund
Investments in Securities
Common Stocks
Beverages	5,957,790	–	–	5,957,790
Commercial Banks	10,319,291	22,270,896	–	32,590,187
Construction Materials	344,590	5,305,116	–	5,649,706
Energy Equipment & Services	3,836,418	–	–	3,836,418
Food & Staples Retailing	1,967,611	11,643,419	–	13,611,030
Information Technology Services	2,832,480	2,176,042	–	5,008,522
Insurance	2,261,945	–	–	2,261,945
Multiline Retail	3,240,840	–	–	3,240,840
Oil, Gas & Consumable Fuels	5,082,350	9,626,455	–	14,708,805
Pharmaceuticals	1,283,539	7,167,456	–	8,450,995
Real Estate Management & Development	2,290,295	12,308,058	–	14,598,353
Software	2,109,071	–	–	2,109,071
Tobacco	3,187,332	–	–	3,187,332
Transportation Infrastructure	1,663,200	–	–	1,663,200
All Other	–	39,238,631	–	39,238,631
Preferred Stocks
Commercial Banks	6,137,664	–	–	6,137,664
Metals & Mining	7,814,560	–	–	7,814,560
Oil, Gas & Consumable Fuels	11,763,065	–	–	11,763,065
All Other	–	7,714,744	–	7,714,744
Rights	152,619	–	–	152,619
Short Term Investments	–	6,565,000	–	6,565,000

	72,244,660	124,015,817	–	196,260,477

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

	LEVEL1 - Quoted Prices ($)	LEVEL2 - Other Significant Observable Inputs ($)	LEVEL3 - Significant Unobservable Inputs ($)	Total ($)
Aberdeen Equity Long-Short Fund
Investments in Securities
Common Stocks-Long Positions	$318,325,778	$–	$–	$318,325,778
Common Stocks-Short Positions	(126,772,842)	–	–	(126,772,842)
Exchange Traded Funds-Short Positions	(18,620,426)	–	–	(18,620,426)
Short Term Investments	–	143,645,000	–	143,645,000

	172,932,510	143,645,000	–	316,577,510

Aberdeen Global Equity Fund
Investments in Securities
Common Stocks
Aerospace & Defense	717,792	–	–	717,792
Energy Equipment & Services	1,715,521	–	–	1,715,521
Food & Staples Retailing	671,676	–	–	671,676
Food Products	687,351	520,358	–	1,207,709
Health Care Providers & Services	506,142	–	–	506,142
Household Products	349,635	–	–	349,635
Oil, Gas & Consumable Fuels	536,032	2,552,193	–	3,088,225
Pharmaceuticals	1,037,821	2,784,687	–	3,822,508
Road & Rail	686,573	–	–	686,573
Semiconductors & Semiconductor Equipment	1,928,362	–	–	1,928,362
Tobacco	1,240,200	1,013,361	–	2,253,561
All Other		15,256,818	–	15,256,818
Preferred Stocks
Commercial Banks	895,856	–	–	895,856
Oil, Gas & Consumable Fuels	707,295	–	–	707,295
All Other	–	856,054	–	856,054
Rights	35,997	–	–	35,997
Short Term Investments	–	1,490,000	–	1,490,000

	11,716,253	24,473,471	–	36,189,724

Aberdeen Global Financial Services Fund
Investments in Securities
Common Stocks
Capital Markets	2,381,384	–	–	2,381,384
Commercial Banks	6,526,382	13,486,235	–	20,012,617
Diversified Financial Services	1,520,684	–	–	1,520,684
Insurance	1,189,735	6,069,330	–	7,259,065
All Other	–	1,307,209	–	1,307,209
Preferred Stocks
Commercial Banks	2,219,568	–	–	2,219,568
Rights	77,148	–	–	77,148

	13,914,901	20,862,774	–	34,777,675

2010 Annual Report

Notes to Financial Statements (continued)

October 31, 2010

	LEVEL 1 - Quoted Prices ($)	LEVEL 2 - Other Significant Observable Inputs ($)	LEVEL 3 - Significant Unobservable Inputs ($)	Total ($)
Aberdeen Global Small Cap Fund
Investments in Securities
Common Stocks
Containers & Packaging	$1,147,500	$ –	$–	$1,147,500
Electric Utilities	832,713	–	–	832,713
Electronic Equipment & Instruments	1,217,748	1,115,494	–	2,333,242
Energy Equipment & Services	1,420,804	1,750,890	–	3,171,694
Health Care Providers & Services	2,994,486	1,106,061	–	4,100,547
Multiline Retail	1,770,605	1,280,361	–	3,050,966
Pharmaceuticals	942,084	4,586,575	–	5,528,659
Real Estate Management & Development	1,016,115	783,110	–	1,799,225
Specialty Retail	827,713	1,846,784	–	2,674,497
Transportation Infrastructure	3,684,479	602,804	–	4,287,283
All Other	–	26,167,682	–	26,167,682
Short Term Investments	–	228,000	–	228,000

	15,854,247	39,467,760	–	55,322,007

Aberdeen International Equity Fund
Investments in Securities
Common Stocks
Chemicals	–	7,578,226	–	7,578,226
Commercial Banks	–	28,282,572	–	28,282,572
Communications Equipment	–	7,310,097	–	7,310,097
Diversified Telecommunication Services	–	6,206,345	–	6,206,345
Electric Utilities	–	11,969,228	–	11,969,228
Electric Equipment	–	8,766,390	–	8,766,390
Food & Staples Retailing	–	9,453,221	–	9,453,221
Food Products	–	10,209,959	–	10,209,959
Industrial Conglomerates	–	7,084,558		7,084,558
Insurance	–	33,095,944		33,095,944
Machinery	–	15,848,873		15,848,873
Metals & Mining	–	14,823,723		14,823,723
Energy Equipment & Services	13,042,164	–	–	13,042,164
Road & Rail	7,934,454	–	–	7,934,454
Semiconductors & Semiconductor Equipment	16,698,595	–	–	16,698,595
Transportation Infrastructure	3,754,800	–	–	3,754,800
All Other	–	175,513,607	–	175,513,607
Preferred Stocks
Commercial Banks	9,923,056	–	–	9,923,056
Oil, Gas & Consumable Fuels	7,976,156	–	–	7,976,156
All Other	–	14,031,298	–	14,031,298
Rights	409,751	–	–	409,751
Short Term Investments	–	3,612,000	–	3,612,000

	59,738,976	353,786,041	–	413,525,017

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

	LEVEL 1 - Quoted Prices ($)	LEVEL 2 - Other Significant Observable Inputs ($)	LEVEL 3 - Significant Unobservable Inputs ($)	Total ($)
Aberdeen Natural Resources Fund
Investments in Securities
Common Stocks
Aerospace & Defense	$2,407,594	$ –	$–	$2,407,594
Chemicals	5,175,430	9,951,704	–	15,127,134
Energy Equipment & Services	11,696,744	1,975,167	–	13,671,911
Metals & Mining	12,780,304	12,124,023	–	24,904,327
Oil, Gas & Consumable Fuels	8,569,435	18,979,629	–	27,549,064
Road & Rail	2,306,168	–	–	2,306,168
All Other	–	7,418,513	–	7,418,513

	42,935,675	50,449,036	–	93,384,711

Aberdeen Small Cap Fund
Investments in Securities
Common Stocks	250,111,417	–	–	250,111,417
Short Term Investments	–	368,000	–	368,000

	250,111,417	368,000	–	250,479,417

Aberdeen U.S. Equity Fund
Investments in Securities
Common Stocks	41,130,487	–	–	41,130,487
Short Term Investments	–	473,000	–	473,000

	41,130,487	473,000	–	41,603,487

*	For the year ended October 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the year ended October 31, 2010. For detailed industry descriptions, see the accompanying Statements of Investments.

For the year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

2010 Annual Report

Notes to Financial Statements (continued)

October 31, 2010

(d)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Certain Funds may enter into forward contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. There were no forward contracts outstanding as of October 31, 2010.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. Although the Funds may invest in futures contracts, none were used during the year ended October 31, 2010.

Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Derivatives and Hedging.” Although the Funds may use derivatives, none were used during the year ended October 31, 2010.

(e)	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities. Certain of the Funds are authorized to engage in short selling of portfolio securities, which obligates a Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds, except for the Global Small Cap Fund, for which distributions from net income are declared and paid annually. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ taxable years 2006 to 2010 remain subject to examination by the Internal Revenue Service.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(j)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Fund’s assets they manage. The Subadviser(s) for each Fund is as follows:

Fund	Subadviser
China Opportunities Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Emerging Markets Fund	AAMAL and AAMISL
Global Equity Fund	AAMISL
Global Small Cap Fund	AAMAL and AAMISL
International Equity Fund	AAMISL

2010 Annual Report

Notes to Financial Statements (continued)

October 31, 2010

The Equity Long-Short Fund, Global Financial Services Fund, Natural Resources Fund, Small Cap Fund and U.S. Equity Fund are not currently managed by a subadviser.

Prior to July 12, 2010, the Small Cap Predecessor Fund was managed by the Asset Management Group of Bank of Hawaii (“Asset Management Group”). The Small Cap Predecessor Fund paid Asset Management Group a fee of 0.47% of the average daily net assets of the Small Cap Predecessor Fund.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	Up to $500 million	1.05%
	$500 million up to $2 billion	1.00%
	On $2 billion and more	0.95%
Equity Long-Short Fund (a)	Up to $250 million	1.50%
	On $250 million and more	1.25%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Financial Services Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Small Cap Fund (b)	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.80%
	On $2 billion and more	0.75%

(a)	The Adviser has agreed to waive an amount equal to 0.25% from its management fee. This waiver is voluntary and it may be terminated at any time by the Adviser.
(b)	Prior to July 1, 2010, Global Small Cap Fund paid a flat fee of 1.25% on all assets to the Adviser. Effective July 1, 2010 the fee calculation changed to the fee schedule as shown above.

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below:

	Effective Through	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities Fund	2/28/2011	1.87%	2.62%	2.62%	2.12%	1.62%	1.62%
Emerging Markets Fund	2/28/2011	1.67%	2.42%	2.42%	1.92%	1.42%	1.42%
Equity Long-Short Fund (a)	2/28/2011	1.70%	2.45%	2.45%	1.95%	1.45%	1.45%
Global Equity Fund	2/28/2011	1.57%	2.32%	2.32%	1.82%	1.32%	1.32%
Global Financial Services Fund	2/28/2011	1.44%	2.19%	2.19%	1.69%	1.19%	1.19%
Global Small Cap Fund	7/20/2011	1.55%	N/A	2.30%	1.80%	1.30%	1.30%
International Equity Fund	2/28/2011	1.49%	2.24%	2.24%	1.74%	1.24%	1.24%
Natural Resources Fund	2/28/2011	1.41%	2.16%	2.16%	1.66%	1.16%	1.16%
Small Cap Fund	2/28/2011	1.29%	2.04%	2.04%	1.54%	1.04%	1.04%
U.S. Equity Fund	2/28/2011	1.46%	2.21%	2.21%	1.71%	1.21%	1.21%

(a)	The Adviser has agreed to waive an amount equal to 0.25% from its management fee. This waiver is voluntary and it may be terminated at any time by the Adviser.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2010, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (expires 10/31/11)	Amount Fiscal Year 2009 (expires 10/31/12)		Amount Fiscal Year 2010 (expires 10/31/13)	Total
China Opportunities	$89,043	$344,363		$124,703	$558,109
Emerging Markets	90,137	367,782		227,462	685,381
Equity Long-Short	261,716	701,934		–	963,650
Global Equity	113,238	289,932		117,768	520,938
Global Financial Services	66,765	219,149		109,374	395,288
Global Small Cap	N/A	75,801	**	411,769	487,570
International Equity	68,533	600,210		33,211	701,954
Natural Resources	–	157,788		–	157,788
Small Cap	801,093	1,440,795		607,252	2,849,140
U.S. Equity	75,078	260,071		81,398	416,547

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Small Cap Predecessor Fund received voluntary fee waivers from its adviser totaling $486,400. This amount is not subject to future repayment by the Fund.

2010 Annual Report

Notes to Financial Statements (continued)

October 31, 2010

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to AAMI
China Opportunities	$–
Emerging Markets	–
Equity Long-Short	138,821
Global Equity	–
Global Financial Services	–
Global Small Cap	–
International Equity	–
Natural Resources	–
Small Cap	–
U.S. Equity	–

At October 31, 2010, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount to AAMI
China Opportunities	$–
Emerging Markets	–
Equity Long-Short	137,877
Global Equity	–
Global Financial Services	–
Global Small Cap	–
International Equity	60,521
Natural Resources	–
Small Cap	–
U.S. Equity	–

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. Effective June 1, 2010, for Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

Prior to June 1, 2010, the administration fee was a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below:

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.030%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Prior to July 12, 2010, Bank of Hawaii acted as the administrator to the Small Cap Predecessor Fund at an annual rate of 0.04% of the average daily net assets of the Fund for this service.

(c)	Sub-Administrator and Fund Accountant

Effective June 1, 2010, Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

Prior to June 1, 2010, Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., served the Trust as Sub-Administrator pursuant to an agreement between Aberdeen and Citi. For its services, Citi received an asset-based fee plus certain out-of-pocket expenses.

Citi also served the Trust as Fund Accountant. Under the terms of the fund accounting agreement, Citi was entitled to receive fees and reimbursement for certain out-of-pocket expenses.

(d)	Transfer Agent

Under the current Services Agreement with Citi, Citi provides transfer agent and dividend disbursement agent services. For these services, the Trust pays Citi a per account fee.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares	Institutional Service Class Shares	Institutional Shares
China Opportunities Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Emerging Markets Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Equity Long-Short Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Equity Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Financial Services Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Global Small Cap Fund	0.25%	N/A	1.00%	0.50%	N/A	N/A
International Equity Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Natural Resources Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
Small Cap Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A
U.S. Equity Fund	0.25%	1.00%	1.00%	0.50%	N/A	N/A

*	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

2010 Annual Report

Notes to Financial Statements (continued)

October 31, 2010

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C (and certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%) and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2010, AFD retained commissions of $669,855 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2010 are included in the Statements of Operations as “Other” and were as follows:

Fund	Amount
China Opportunities	$3,315
Emerging Markets	158,182
Equity Long-Short	34,946
Global Equity	10,748
Global Financial Services	29,143
Global Small Cap	20,872
International Equity	323,547
Natural Resources	55,273
Small Cap	63,421
U.S. Equity	28,993

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares		Institutional Class Shares	Institutional Service Class Shares
China Opportunities	$3,185	$2	$3,060	$2		$329	$494
Emerging Markets	37,639	4	154	182		–	–
Equity Long-Short	123,914	–	4,337	–	*	126,106	–
Global Equity	683	2	96	–		–	–
Global Financial Services	2,688	–	104	1		60	4
Global Small Cap	336	–	–	–	*	–	–
International Equity	14,942	190	628	458		10,370	6,273
Natural Resources	25,878	7	1,630	699		3,456	1,714
Small Cap	10,010	2	3,698	231		570	1,339
U.S. Equity	692	5	3	6		539	–

*	Amount is less than $0.50.

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

For the year ended October 31, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
China Opportunities	$10,103	$212	$3,548	$3	$–	$48,067
Emerging Markets	43,900	78	920	10	11	–
Equity Long-Short	145,455	53	2,164	–	1,103	–
Global Equity	1,489	5	640	1	–	–
Global Financial Services	22,453	301	1,644	22	–	–
Global Small Cap*	11	–	–	4	–	–
International Equity	119,659	41	2,837	198	156	39,684
Natural Resources	16,623	500	7,186	72	107	5,508
Small Cap	28,139	211	3,098	994	5,815	2,518
U.S. Equity	1,183	1	354	9	31	–

*Amounts	shown are for the period July 20, 2009 to October 31, 2009.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2010, were as follows:

Fund	Purchases	Sales
China Opportunities	$11,818,444	$16,691,514
Emerging Markets	48,894,179	21,187,739
Equity Long-Short	487,603,712	405,478,188
Global Equity	7,701,738	10,989,962
Global Financial Services	21,186,204	34,756,737
Global Small Cap	17,245,491	21,988,233
International Equity	84,025,417	88,734,861
Natural Resources	97,536,713	101,439,344
Small Cap	49,448,354	110,391,918
U.S. Equity	13,924,968	34,490,116

6. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by a Fund.

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

2010 Annual Report

Notes to Financial Statements (continued)

October 31, 2010

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end as well as further disclosures on inputs and valuation techniques used in measuring fair value of Level 2 and Level 3 securities. Disclosure of transfers between Level 1 and Level 2 can be found under Summary of Significant Accounting Principles. Since the adoption of the required disclosures, no Level 3 positions have been held.

9. Federal Tax Information

As of October 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
China Opportunities	$35,637,824	$17,130,536	$(3,610)	$17,126,926
Emerging Markets	141,398,445	55,196,873	(334,841)	54,862,032
Equity Long-Short	439,233,056	29,985,351	(7,247,629)	22,737,722
Global Equity	28,982,294	7,614,708	(407,278)	7,207,430
Global Financial Services	29,520,373	6,173,298	(915,996)	5,257,302
Global Small Cap	42,385,252	13,418,479	(481,724)	12,936,755
International Equity	332,676,727	87,079,705	(6,231,415)	80,848,290
Natural Resources	84,176,119	9,252,004	(43,412)	9,208,592
Small Cap	209,998,319	45,479,442	(4,998,344)	40,481,098
U.S. Equity	34,427,084	7,669,597	(493,194)	7,176,403

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China Opportunities	$141,453	$–	$141,453	$–	$–	$141,453
Emerging Markets	999,153	–	999,153	–	–	999,153
Equity Long-Short	–	–	–	–	–	–
Global Equity	534,442	–	534,442	–	–	534,442
Global Financial Services	348,180	–	348,180	–	–	348,180
Global Small Cap	–	–	–	–	–	–
International Equity	7,268,072	–	7,268,072	–	–	7,268,072
Natural Resources	–	–	–	–	–	–
Small Cap	–	–	–	–	–	–
U.S. Equity	–	–	–	–	–	–

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China Opportunities	$313,571	$–	$313,571	$–	$60,471	$374,042
Emerging Markets	315,045	–	315,045	–	115,634	430,679
Equity Long-Short	–	–	–	–	–	–
Global Equity	524,512	–	524,512	–	–	524,512
Global Financial Services	422,071	–	422,071	–	–	422,071
Global Small Cap	260,715	–	260,715	–	156,595	417,310
International Equity	3,487,291	–	3,487,291	–	–	3,487,291
Natural Resources	299,308	117,657	416,965	–	–	416,965
Small Cap	–	–	–	–	484,579	484,579
U.S. Equity	–	–	–	–	–	–

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
China Opportunities	$67,783	$–	$67,783	$–	$(26,607,077)	$17,127,786	$(9,411,508)
Emerging Markets	8,528	–	8,528	–	(27,273,954)	54,785,233	27,519,807
Equity Long-Short	–	–	–	–	(26,688)	11,161,960	11,135,272
Global Equity	54,357	–	54,357	–	(22,407,482)	7,214,903	(15,138,222)
Global Financial Services	–	–	–	–	(31,275,730)	5,263,297	(26,012,433)
Global Small Cap	433,804	–	433,804	–	(20,428,037)	12,910,416	(7,083,817)
International Equity	679,446	–	679,446	–	(186,788,206)	80,958,764	(105,149,996)
Natural Resources	–	–	–	–	(39,059,386)	9,213,267	(29,846,119)
Small Cap	–	–	–	–	(514,767,808)	40,481,098	(474,286,710)
U.S. Equity	–	–	–	–	(24,131,759)	7,176,852	(16,954,907)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
China Opportunities	$5,602,322	2016
China Opportunities	21,004,756	2017
Emerging Markets	27,273,954	2017
Equity Long-Short	26,688	2017
Global Equity	12,130,360	2016
Global Equity	10,277,121	2017
Global Financial Services	9,951,545	2016
Global Financial Services	21,324,187	2017
Global Small Cap	3,517,458	2016
Global Small Cap	16,910,579	2017
International Equity	31,484,581	2015
International Equity	50,091,394	2016

2010 Annual Report

Notes to Financial Statements (continued)

October 31, 2010

Fund	Amount	Expires
International Equity	$105,212,231	2017
Natural Resources	39,059,388	2017
Small Cap	21,955,755	2015
Small Cap	187,209,942	2016
Small Cap	305,602,110	2017
U.S. Equity	6,643,933	2016
U.S. Equity	17,487,827	2017

Amounts listed as “–” are $0 or round to $0.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions and tax deferrals on wash sales. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
China Opportunities	$–	$(16,600)	$16,600
Emerging Markets	–	(91,375)	91,375
Equity Long-Short	(6,181,594)	6,229,921	(48,327)
Global Equity	(7,117,858)	9,637	7,108,221
Global Financial Services	(26,182)	8,381	17,801
Global Small Cap	(22,443,111)	3,322	22,439,789
International Equity	(199,209)	172,838	26,371
Natural Resources	(68,002)	(9,988)	77,990
Small Cap	21,698,023	1,445,712	(23,143,735)
U.S. Equity	(106,621)	112,891	(6,270)

10. Significant Shareholders

As of October 31, 2010, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Number of Account Owners
China Opportunities Fund	35.1%	3
Emerging Markets Fund	82.2	5
Equity Long Short Fund	63.9	2
Global Equity Fund	38.7	4
Global Financial Services Fund	71.0	6
Global Small Cap Fund	40.3	2
International Equity Fund	50.9	4
Natural Resources Fund	59.4	3
Small Cap Fund	49.2	3
US Equity Fund	63.1	4

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2010.

At a meeting of the Board of Trustees held on December 7, 2010, the Board of Trustees approved: (i) the liquidation and conversion of Class B shares to Class A shares for all Funds of the Trust with Class B shares; current plans are for a liquidation and conversion to occur on or about

Annual Report 2010

Notes to Financial Statements (continued)

October 31, 2010

February 28, 2011; (ii) the name change of the Aberdeen Natural Resources Fund to Aberdeen Global Natural Resources Fund; to be effective February 28, 2011, (iii) the discontinuation of the voluntary advisory fee waiver for the Aberdeen Equity Long-Short Fund; (iv) expense caps of 1.40% for Aberdeen Equity Long-Short Fund and 1.15% for Aberdeen Small Cap Fund, each of which will be effective on February 28, 2011; and (v) the exclusion of administrative services fees from the expense cap for the Aberdeen Global Small Cap Fund, which will be effective July 21, 2011.

12. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, to replace PwC as the independent registered public accounting firm for the Trust.

The report of the financial statements for the Funds for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

13. Fund Merger

Effective July 12, 2010, the Aberdeen Small Cap Fund acquired all of the assets and assumed all of the liabilities of the Small Cap Predecessor Fund pursuant to a plan of reorganization approved by the Board of Trustees on March 3, 2010. The acquisition was accomplished by a tax-free exchange as follows:

6,903,355 shares of the Small Cap Predecessor Fund, a series of Pacific Capital Funds, fair valued at $78,217,867 for 6,291,301 shares of the Aberdeen Small Cap Fund.

The investment portfolio and cash of the Small Cap Predecessor Fund, with a fair value of $78,217,867 and identified cost of $76,982,396, were the principal assets acquired by the Aberdeen Small Cap Fund. For financial reporting purposes, assets received and shares issued by the Aberdeen Small Cap Fund were recorded at value; however, the cost basis of the investments received from the Small Cap Predecessor Fund was carried forward to align ongoing reporting of the Aberdeen Small Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Small Cap Predecessor Fund were $78,217,867.

Assuming that the merger had been completed on November 1, 2009, the Aberdeen Small Cap Fund pro forma results of operations for the year ended October 31, 2010 are as follows:

Net investment income	$(1,271,857)
Net realized and unrealized gain on investments	$67,403,264
Net increase in net assets resulting from operations	$66,131,407

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Small Cap Predecessor Fund that have been reflected in the statement of operations since July 12, 2010 for the Aberdeen Small Cap Fund.

	Before Reorganization		After Reorganization
	Small Cap Predecessor Fund	Aberdeen Small Cap Fund	Aberdeen Small Cap Fund
Net Assets:
Class A/Class A	$33,788,760	$86,405,266	$120,394,424
Class B/Class A	200,398	7,279,658	7,279,658
Class C/Class C	4,972,375	43,483,424	48,455,799
Class R	—	4,801,664	4,801,664
Institutional Service Class	—	11,922,541	11,922,541
Class Y/Institutional Class	39,256,334	19,724,514	58,980,848

2010 Annual Report

Notes to Financial Statements (concluded)

October 31, 2010

	Before Reorganization		After Reorganization
	Small Cap Predecessor Fund	Aberdeen Small Cap Fund	Aberdeen Small Cap Fund
Shares Outstanding:
Class A/Class A	$3,000,858	$7,010,380	$9,768,054
Class B/Class A	19,559	649,677	649,677
Class C/Class C	493,614	3,870,901	4,313,543
Class R	—	413,769	413,769
Institutional Service Class	—	937,083	937,083
Class Y/Institutional Class	3,389,324	1,553,096	4,644,081
Net Asset Value per Share:
Class A/Class A	11.26	12.33	12.33
Class B/Class A	10.25	11.21	11.21
Class C/Class C	10.07	11.23	11.23
Class R	—	11.60	11.60
Institutional Service Class	—	12.72	12.72
Class Y/Institutional Class	11.58	12.70	12.70
Net unrealized appreciation/(depreciation)	(1,683,523)	30,593,977	28,910,454
Accumulated net realized gain/(loss)	(137,950,488)	(505,526,467)	(505,526,467)

Annual Report 2010

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund (formerly the Aberdeen Developing Markets Fund), Aberdeen Equity Long-Short Fund, Aberdeen Global Equity Fund (formerly Aberdeen Select Worldwide Fund), Aberdeen Global Financial Services Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Natural Resources Fund, Aberdeen Small Cap Fund and Aberdeen U.S. Equity Fund, ten of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights of the Aberdeen Global Small Cap Fund in their report dated December 29, 2008. Those auditors also expressed an unqualified opinion on those financial highlights of the remaining portfolios identified above in their report dated December 30, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania December 28, 2010

2010 Annual Report

Other Tax Information (Unaudited)

For the period ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the year ended October 31, 2010, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
China Opportunities	35.34%
Emerging Markets	100.00%
Global Equity	92.62%
Global Financial Services	100.00%
International Equity	100.00%

For the taxable year ended October 31, 2010, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Global Equity	33.03%
Global Financial Services	41.70%

The Funds intend to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2010. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2010) was as follows:

Fund	Foreign Tax
China Opportunities	$0.0061
Emerging Markets	0.0265
Global Equity	0.0631
Global Financial Services	0.0087
Global Small Cap	0.0138
International Equity	0.0352

Annual Report 2010

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010 and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2010	Actual Ending Account Value, October 31, 2010	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Aberdeen China Opportunities Fund	Class A	$1,000.00	$1,181.50	$1,015.68	$10.39	$9.60	1.89%
	Class B	$1,000.00	$1,178.10	$1,012.00	$14.38	$13.29	2.62%
	Class C	$1,000.00	$1,178.40	$1,012.05	$14.33	$13.24	2.61%
	Class R	$1,000.00	$1,180.90	$1,014.52	$11.65	$10.76	2.12%
	Institutional Service Class	$1,000.00	$1,184.30	$1,017.04	$8.92	$8.24	1.62%
	Institutional Class	$1,000.00	$1,184.10	$1,016.94	$9.03	$8.34	1.64%
Aberdeen Emerging Markets Fund	Class A	$1,000.00	$1,163.80	$1,016.18	$9.76	$9.10	1.79%
	Class B	$1,000.00	$1,159.80	$1,013.01	$13.17	$12.28	2.42%
	Class C	$1,000.00	$1,160.20	$1,013.01	$13.18	$12.28	2.42%
	Class R	$1,000.00	$1,161.70	$1,014.67	$11.39	$10.61	2.09%
Aberdeen Equity Long-Short Fund	Class A	$1,000.00	$1,022.50	$1,014.01	$11.32	$11.27	2.22%
	Class B	$1,000.00	$1,018.90	$1,010.44	$14.91	$14.85	2.93%
	Class C	$1,000.00	$1,018.70	$1,010.44	$14.91	$14.85	2.93%
	Class R	$1,000.00	$1,020.30	$1,012.40	$12.93	$12.88	2.54%
	Institutional Service Class	$1,000.00	$1,022.30	$1,014.37	$10.96	$10.92	2.15%
	Institutional Class	$1,000.00	$1,023.20	$1,015.48	$9.84	$9.80	1.93%
Aberdeen Global Equity Fund	Class A	$1,000.00	$1,062.30	$1,017.09	$8.37	$8.19	1.61%
	Class B	$1,000.00	$1,058.70	$1,013.11	$12.45	$12.18	2.40%
	Class C	$1,000.00	$1,058.40	$1,013.51	$12.04	$11.77	2.32%
	Class R	$1,000.00	$1,061.40	$1,015.98	$9.51	$9.30	1.83%
	Institutional Class	$1,000.00	$1,063.80	$1,018.55	$6.87	$6.72	1.32%

2010 Annual Report

Shareholder Expense Examples (Concluded) (Unaudited)

		Beginning Account Value, May 1, 2010	Actual Ending Account Value, October 31, 2010	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Aberdeen Global Financial Services Fund	Class A	$1,000.00	$1,067.80	$1,017.29	$8.18	$7.98	1.57%
	Class B	$1,000.00	$1,065.50	$1,014.17	$11.40	$11.12	2.19%
	Class C	$1,000.00	$1,065.60	$1,014.17	$11.40	$11.12	2.19%
	Class R	$1,000.00	$1,066.30	$1,016.48	$9.01	$8.79	1.73%
	Institutional Service Class[2]	$1,000.00	$1,069.50	$1,019.21	$6.21	$6.06	1.19%
	Institutional Class	$1,000.00	$1,070.50	$1,019.16	$6.26	$6.11	1.20%
Aberdeen Global Small Cap Fund	Class A	$1,000.00	$1,173.30	$1,017.39	$8.49	$7.88	1.55%
	Class C	$1,000.00	$1,169.70	$1,013.61	$12.58	$11.67	2.30%
	Class R	$1,000.00	$1,172.10	$1,016.13	$9.85	$9.15	1.80%
	Institutional Service Class	$1,000.00	$1,175.20	$1,018.65	$7.13	$6.61	1.30%
	Institutional Class	$1,000.00	$1,172.30	$1,018.70	$7.06	$6.56	1.29%
Aberdeen International Equity Fund	Class A	$1,000.00	$1,094.40	$1,017.24	$8.34	$8.03	1.58%
	Class B	$1,000.00	$1,089.10	$1,013.91	$11.80	$11.37	2.24%
	Class C	$1,000.00	$1,089.40	$1,013.91	$11.80	$11.37	2.24%
	Class R	$1,000.00	$1,092.00	$1,016.43	$9.17	$8.84	1.74%
	Institutional Service Class	$1,000.00	$1,094.50	$1,018.15	$7.39	$7.12	1.40%
	Institutional Class	$1,000.00	$1,094.90	$1,018.95	$6.55	$6.31	1.24%
Aberdeen Natural Resources Fund	Class A	$1,000.00	$989.30	$1,018.40	$6.77	$6.87	1.35%
	Class B	$1,000.00	$986.30	$1,015.17	$9.96	$10.11	1.99%
	Class C	$1,000.00	$986.90	$1,015.12	$10.02	$10.16	2.00%
	Class R	$1,000.00	$989.10	$1,017.49	$7.67	$7.78	1.53%
	Institutional Service Class	$1,000.00	$991.20	$1,020.21	$4.97	$5.04	0.99%
	Institutional Class	$1,000.00	$991.80	$1,020.16	$5.02	$5.09	1.00%
Aberdeen Small Cap Fund	Class A	$1,000.00	$977.10	$1,018.40	$6.73	$6.87	1.35%
	Class B	$1,000.00	$973.30	$1,014.92	$10.15	$10.36	2.04%
	Class C	$1,000.00	$974.10	$1,014.92	$10.15	$10.36	2.04%
	Class R	$1,000.00	$975.70	$1,017.34	$7.77	$7.93	1.56%
	Institutional Service Class	$1,000.00	$978.50	$1,019.96	$5.19	$5.30	1.04%
	Institutional Class	$1,000.00	$977.80	$1,019.96	$5.18	$5.30	1.04%
Aberdeen U.S. Equity Fund	Class A	$1,000.00	$1,007.00	$1,017.24	$7.99	$8.03	1.58%
	Class B	$1,000.00	$1,003.80	$1,014.06	$11.16	$11.22	2.21%
	Class C	$1,000.00	$1,003.80	$1,014.06	$11.16	$11.22	2.21%
	Class R	$1,000.00	$1,006.10	$1,016.53	$8.70	$8.74	1.72%
	Institutional Class	$1,000.00	$1,009.00	$1,019.11	$6.13	$6.16	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.
2	Information shown reflects values using the expense ratios and rates of return for the period July 20, 2010 (commencement of operations) to October 31, 2010.

Annual Report 2010

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 9, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”); and (ii) AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAMISL are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board receives a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including with respect to the international Funds, the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures, and also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the

2010 Annual Report

Supplemental Information (Unaudited) (continued)

benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its familiarity with management through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds only upon their reorganizations, and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund:

Aberdeen China Opportunities Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 5- year periods, and underperformed its benchmark for the 3- year period.

Aberdeen Emerging Markets Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- year period, and underperformed its benchmark for the 3- and 5- year periods.

Aberdeen Equity Long-Short Fund. The Board noted that the Fund underperformed its peer group average for the 1- year period, and outperformed its peer group average for the 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- year period, and outperformed its benchmark for the 3- and 5- year periods. The Board took into account management’s discussion of factors that contributed to the Fund’s more recent underperformance, including the impact of current market conditions.

Aberdeen Global Equity Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1- and 5- year periods, and underperformed its peer group average and benchmark for the 3- year period. The Board took into account management’s discussion of the Fund’s performance, including that the Advisers only recently commenced managing the Fund on June 23, 2008.

Aberdeen Global Financial Services Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- year period, and outperformed its benchmark for the 3- and 5- year periods.

Aberdeen Global Small Cap Fund. The Board noted that the Fund outperformed its peer group average for the 1- year period, and underperformed its peer group average for the 3-, 5- and 10- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3- and 5-year periods. The Board noted management’s discussion of the Fund’s underperformance versus its peer group and benchmark, including the fact that the Advisers only recently commenced managing the Fund on July 20, 2009. The Board concluded that it will continue to monitor the Fund’s performance and any action taken by AAMI and its affiliates to continue to improve performance.

Aberdeen International Equity Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1- and 3- year periods, and outperformed its benchmark for the 5- year period.

Aberdeen Natural Resources Fund. The Board noted that the Fund underperformed its peer group average for the 1- and 3- year periods, and outperformed its peer group average for the 5- year period. The Board also noted that the Fund outperformed its benchmark for the 1- and 5-year periods, and underperformed its benchmark for the 3- year period. The Board took into account management’s discussion of the Fund’s performance and the factors that contributed to the Fund’s more recent underperformance.

Aberdeen Small Cap Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1-, 5- and 10- year periods, and underperformed its peer group average and benchmark for the 3- year period. The Board took into account management’s discussion of the Fund’s performance and noted that the Advisers only recently began advising the Fund on June 23, 2008.

Annual Report 2010

Supplemental Information (Unaudited) (continued)

Aberdeen U.S. Equity Fund. The Board noted that the Fund underperformed its peer group average for the 1- and 5- year periods, and outperformed its peer group average for the 3- year period. The Board also noted that the Fund underperformed its benchmark for the 1- year period, and outperformed its benchmark for the 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent period.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory, or where noted above, appropriate action was being taken to address performance, and supported the renewal of the Agreements.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s advisory fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen China Opportunities Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen Emerging Markets Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen Equity Long-Short Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses.

Aberdeen Global Equity Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Global Financial Services Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were at the median of the Expense Group.

Aberdeen Global Small Cap Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group. The Trustees also noted that management was proposing that breakpoints be implemented to the Fund’s advisory fee schedule.

Aberdeen International Equity Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses.

Aberdeen Natural Resources Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Small Cap Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

2010 Annual Report

Supplemental Information (Unaudited) (concluded)

Aberdeen U.S. Equity Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation, that each of the Funds except for the Aberdeen Global Small Cap Fund were subject to breakpoints and that all the Funds other than the Aberdeen Equity-Long Short Fund and Aberdeen Small Cap Fund had not reached the specified asset level at which a breakpoint to its investment advisory fee would be triggered. The Trustees also noted that management was proposing that breakpoints be incorporated into the Aberdeen Global Small Cap Fund’s advisory fee schedule. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2010

Management of the Funds (Unaudited)

As of October 31, 2010

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC.; Director and Chairman (1995–present), Aberdeen Asset Management Inc.; Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of Aberdeen Funds. He also previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board), Aberdeen Global Income Fund (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.

2010 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2010

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (Automotive Services) since 2006, Director of Smarte Carte, Inc. (Airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc., a London/Montreal-based independent investment research and consultancy firm, specializing in providing top-down global asset allocation ideas to investment managers around the world, since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2010

Management of the Funds (Unaudited) (continued)

As of October 31, 2010

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Gary Marshall Aberdeen Asset Management Limited 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007), Chief Compliance Officer (Since September 2010)	Currently, Director, Vice President and Head of Legal–Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Investor Services for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product and Vice-President for Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

2010 Annual Report

Management of the Funds (Unaudited) (concluded)

As of October 31, 2010

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since .
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the fixed income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Mr. Sullivan, Ms. Greenstein, Ms. Kennedy, Ms. Melia, Ms. Nichols, Ms. Sitar and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Annual Report 2010

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President

Jennifer Nichols, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0140-1210

ANNUAL REPORT

ABERDEEN FUNDS FIXED INCOME SERIES

OCTOBER 31, 2010

Aberdeen Core Income Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Core Income Fund	Page 3
Aberdeen Global Fixed Income Fund	Page 15
Aberdeen Tax-Free Income Fund	Page 25

Financial Statements	Page 34

Notes to Financial Statements	Page 50

Report of Independent Registered Public Accounting Firm	Page 63

Shareholder Expense Examples	Page 64

Supplemental Information	Page 66
Management of the Funds	Page 69

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is on the Commission’s website at www.sec.gov.

Letter to Shareholders

December 17, 2010

Dear Aberdeen Funds Shareholder:

Welcome to the 2010 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2010. We would like to extend a particularly warm welcome to the more than 5,000 new shareholders to Aberdeen Funds who joined us from the Pacific Capital Funds in July.

It is very pleasing to report that, with the support of positive markets, new investors and the new shareholders referred to above, the Aberdeen Funds family now exceeds $6 billion in assets under management. We continue to invest additional resources in the development and promotion of the fund range and look forward to continuing the growth momentum established during the course of the year.

Market Overview

The economic reports that have come out over most of the past year have generally been greeted positively. There has been sufficient good news to allow investors to continue to buy into the notion of the “normalized recovery.” However, slowly but surely, this “glass half full” has ebbed into a “glass half empty” environment. Global equity markets remained volatile during the period amid investors’ concerns about the possible implications of significant regulatory reform in the U.S., a sovereign credit crisis in the European Union, and record-high prices for many commodities. Nonetheless, stocks generally posted robust gains amid improving – albeit somewhat sluggish – economic data and positive earnings news.

We believe that the outlook for global growth remains uncertain, although there seems to be slightly more likelihood that the world will escape a renewed recession than experience a “double dip.” Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

Aberdeen Honors Fallen at British Garden at Hanover Square

Aberdeen gifted a “Braemar Stone” from the heart of Royal Deeside in Scotland to the British Garden at Hanover Square in New York City. The stone and its plinth are one of the prominent features in the garden which was formally opened on July 6, 2010 by Her Majesty The Queen. The Garden was created to honor the memories of the 67 British citizens who lost their lives in the World Trade Center attacks on September 11, 2001. Situated in Lower Manhattan, the Garden also celebrates the historic ties of friendship between the U.S. and the UK and aims to bring British heritage and arts initiatives to the community and city of New York. A short film of the event is available on our website, www.aberdeen-asset.us.

Thank you for investing with us.

Very truly yours,

Gary Marshall

President

Aberdeen Funds

2010 Annual Report

1

Market Review

Anne Richards, Chief Investment Officer – Aberdeen Asset Management

During the annual period ended October 31, 2010, global equity markets rose on optimism over the economic recovery and generally positive earnings reports. Emerging markets outperformed their developed counterparts, reflecting stronger growth prospects. China, India and Brazil remained well-supported by domestic demand; significantly, second-quarter data showed China overtaking Japan as the world’s second-largest economy. In contrast, developed economies remained sluggish, even though fiscal stimulus programs initially boosted consumer spending. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations of the U.S. Federal Reserve’s implementation of a second round of quantitative easing lifted sentiment.

Many U.S. companies reported better-than-expected earnings results for the first three quarters of 2010. The most recent U.S. Commerce Department data indicate that corporate profits exceeded their 2007 levels on an annualized basis for the first six months of the year, and are up significantly from the same period in 2009. Despite the overall positive outlook, economic growth remains sluggish. According to the Commerce Department’s most recent estimate, the U.S. economy expanded 2.5% in the third quarter of 2010 The gain was significantly below the robust 5.0% growth rate seen as recently as the fourth quarter of 2009.

European stocks encountered some turbulence due to concerns over the ongoing sovereign debt problems in the peripheral European markets of Greece, Spain and Portugal and, later in the period, the solvency of Irish banks. Stocks in the region subsequently gained ground, however, amid a calming of concerns over the fiscal situation, as well as speculation regarding further quantitative easing in the U.S. In our view, European companies generally are in good financial shape, with low leverage and healthy cash positions on their balance sheets.

A strong recovery in key economies, coupled with a notable improvement in corporate results, buoyed emerging markets equities during the period. There were intermittent sell-offs amid renewed concerns over the Eurozone’s debt crisis and China’s aggressive monetary policy tightening to cool overheating asset prices. But flush liquidity in search of high-yielding assets helped emerging markets make impressive gains over the reporting period, outperforming their developed-market peers. The market rebound was led by the Europe, Middle East and Africa (EMEA) region, where economic strength outweighed worries that fiscally-challenged European economies might default on their debts. Latin America also performed well, boosted further by the U.S. Federal Reserve’s readiness to implement a second round of quantitative easing to support the economic recovery.

The credit problems in the Eurozone, along with increasing concerns about the continued deterioration in Irish banks, also led to uncertainty in the global fixed income markets. The resulting flight to quality led to an increase in demand for high-quality government bonds, resulting in lower yields in most major markets. In particular, U.S., UK and German government bonds benefited from their perceived “safe haven” status. The European Central Bank and International Monetary Fund support packages and fiscal tightening by many European countries saw fears over sovereign defaults subside in the third quarter of 2010. Central bank official rates in the U.S., the Eurozone, the UK and Japan remained at their all-time lows throughout the year. Speculation over further action by these central banks to promote sustained growth in the face of a weakening economic growth outlook also helped bond markets, and both the Bank of Japan and the U.S. Federal Reserve announced additional quantitative easing in late 2010. Conversely, emerging markets and commodity-led economies experienced strong growth, and markets such as Canada, Australia and Sweden saw official interest rate increases.

Global equity market indices have rebounded from their recession lows, but continue to exhibit high levels of volatility amid a clouded economic direction. Investors appear to be discounting the likelihood of higher earnings to come and, therefore, many great businesses remain undervalued, in our opinion. Nevertheless, we believe that there seems slightly more likelihood that the world economies escape a renewed recession than experience a “double dip.” Monetary policymakers in some Asian and emerging market economies have begun to take pre-emptive action to keep inflation in check, but elsewhere expansionary fiscal policies are still prevalent. In the U.S., estimates for S&P 500 Index company earnings have continued to rise on improved operations, recovering demand, and a surge in merger-and-acquisition activity. We feel that business valuations and volatility levels can revert to their historical norms over time.

Annual Report 2010

2

Aberdeen Core Income Fund (Unaudited)

Effective July 12, 2010, the Fund adopted the performance of the High Grade Core Fixed Income Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Returns prior to commencement of operations of the Class A, Class C and Institutional Class shares of the Fund on July 12, 2010 are based on the previous performance of the Class A, Class C and Class Y shares, respectively, of the Predecessor Fund.

The Aberdeen Core Income Fund (Class A shares at NAV) returned 7.57% for the annual period ended October 31, 2010, versus the 8.01% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category General U.S. Government Funds (consisting of 139 funds) was 7.12% for the period.

The global economy began to slowly emerge from recession in late 2009 and government bonds generally saw yields rise across the curve. Then in early 2010, the focus shifted to sovereign risk as fiscal problems in Greece led to serious contagion into other highly indebted Euro countries. Peripheral Euro country credit spread levels over Germany rose significantly and risked causing a solvency crisis for governments through spiraling funding costs. The ensuing flight to quality led to an increase in demand for high-quality government bonds and lower yields in most major markets. In particular, U.S., UK and German government bonds benefited from their perceived “safe haven” status. The European Central Bank (ECB) and International Monetary Fund (IMF) support packages and fiscal tightening by many European countries saw fears over sovereign defaults subside in the third quarter of 2010. Central bank official rates in the U.S., the Eurozone, the UK and Japan remained at their all-time lows throughout the year. Speculation over further action by these central banks to promote sustained growth in the face of a weakening economic growth outlook also helped bond markets, and both the Bank of Japan and the U.S. Federal Reserve announced additional quantitative easing in late 2010.

U.S. fixed income markets continued to be influenced by economic data during the annual period and ended in positive territory. All non-U.S. Treasury sectors posted strong absolute and relative returns, although declining somewhat from their 2009 highs. Commercial mortgage-backed securities (CMBS) were the best performers within the Barclays Capital U.S. Aggregate Bond Index, exceeding the returns of Treasury securities of equivalent duration by nearly 15 percentage points. Corporate bonds, asset-backed securities (ABS), mortgage-backed securities (MBS) and agency securities also outperformed for the period. Security selection in the CMBS sector, as well as an underweight to agency debt, detracted somewhat from Fund performance. Our investment strategy, in which we typically overweight the spread sectors (which include all investment-grade securities other than U.S. Treasuries), had a positive impact on the relative performance for the period. Since the portfolio management transition in July 2010, our investments in corporates enhanced performance because of security selection, particularly in the industrials subsector, as well as our overweight to the corporate sector. Our holdings in non-agency MBS that are not represented in the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, also had a positive impact on performance for the period, as these securities continued to rebound from the 2007-2008 financial crisis.

Aberdeen’s fixed income investment process

We fundamentally believe that fixed income markets are inefficient at the security level and offer greater risk-adjusted return potential than interest rate speculation. In an effort to take advantage of this, we analyze each security’s credit quality, structure and liquidity level to calculate its intrinsic value – the actual value of a security, rather than its market price or book value. If the intrinsic value is lower or higher than the market price, there is a pricing inefficiency. We seek to take advantage of pricing inefficiencies for securities with relatively low intrinsic values, as they are considered to be inexpensive and could provide the opportunity for capital appreciation. The intrinsic value calculations are used in both buying and selling decisions. In general, we seek to sell a holding if we determine that the security is overvalued.

We believe that a benchmark provides little clue to future performance. Because we do not equate the creditworthiness of a company or the valuation of a security with market index membership, indices do not serve as a starting point for portfolio construction. We are comfortable taking decisive positions in securities and sectors that are not included in the Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Bond Index.

We aim to reduce risk through security selection and portfolio construction and also seek to minimize the correlation of holdings in the portfolio. Correlation is a measure of how the values of two securities move in relation to each other; investments with low correlations to other securities in a portfolio can help to alleviate risk.

Outlook

We have positioned the Fund with an overweight in corporate, mortgage-backed and asset-backed securities while maintaining a considerable underweight to U.S. Treasuries. With yields on the 10-year Treasury note hovering around 3%, we feel that they do not offer much upside potential. We believe that Treasuries also run the risk of material price depreciation if and when interest rates begin to rise.

In contrast, we favor residential mortgage-backed securities (RMBS) and corporate bonds. Regarding RMBS, we are focusing on seasoned higher-coupon issues and securities with lower loan balances, which are subject to a relatively lower rate of voluntary principal payments. The performance of existing non-agency RMBS continues to stabilize, with default rates and loss severities up slightly, balanced by a modest improvement in the “current to 30-day roll rate,” which is the monthly rate at which current mortgage loans become delinquent. The Fund owns only high-quality, super-senior non-agency RMBS.

2010 Annual Report

3

Aberdeen Core Income Fund (Unaudited) (concluded)

Within the corporate sector, we are concentrating on identifying issues that we view to be fundamentally sound and offer compelling valuations. Specifically, we have emphasized companies with defensive business models and for which we are comfortable with their cash flow, balance sheet and liquidity profiles. While corporate sector yield spreads have tightened significantly from their wide levels in early 2009, they remain wide for many credits. We anticipate that yield spreads will continue to tighten as the economy maintains its slow recovery and investor confidence increases. Therefore, we believe that the corporate sector will still provide strong returns as the market continues to stabilize. In our view, a diversified portfolio of security-specific ideas–as opposed to a concentrated duration or interest rate view–has a higher potential to add value over time while mitigating risk. We will continue to employ a process of rigorous fundamental research aimed at identifying individual securities and sectors that we believe are undervalued relative to the overall market.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

4

Aberdeen Core Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	7.57%	5.64%	5.77%
	w/SC5	2.96%	4.72%	5.31%
Class C3	w/o SC	6.70%	4.84%	5.02%
	w/SC6	5.70%	4.84%	5.02%
Instituional Service Class[7,8]	w/o SC	7.84%	5.85%	6.02%
Institutional Class[4,7]	w/o SC	7.80%	5.85%	6.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Pacific Capital High Grade Core Fixed Income Fund (the “Core Income Predecessor Fund”) was reorganized into the Aberdeen Core Income Fund (the “Fund”) on July 12, 2010. Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Core Income Predecessor Fund. The Fund and the Core Income Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Fund acquired the assets of the Class A and Class B shares of the Core Income Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class A shares of the Core Income Predecessor Fund.
3	Class C shares of the Fund acquired the assets of the Class C shares of the Core Income Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class C shares of the Core Income Predecessor Fund.
4	Institutional Class shares of the Fund acquired the assets of the Class Y shares of the Core Income Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class Y shares of the Core Income Predecessor Fund.
5	A 4.25% front-end sales charge was deducted.
6	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
7	Not subject to any sales charges.
8	Returns before the first offering of the Institutional Service Class shares (July 12, 2010) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of Institutional Service Class shares.

2010 Annual Report

5

Aberdeen Core Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Income Fund, Barclays Capital U.S. Aggregate Index, Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi- governments, corporates, covered bonds and residential mortgage pass-throughs. Non-residential mortgage collateralized debt such as commercial mortgage backed securities and asset backed securities are excluded from the Index, as are all collateralized mortgage obligations.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
U.S. Government Mortgage Backed Agencies	31.6%
Corporate Bonds	28.6%
Mortgage Backed Securities	13.3%
U.S. Treasury Obligations	11.9%
Asset-Backed Securities	5.3%
Foreign Non-Government Bonds	3.6%
Repurchase Agreement	2.8%
Municipal Bonds	2.6%
U.S. Government Agencies	1.2%
Yankee Dollars	0.7%
Other Domestic Government Bonds	0.2%
Liabilities in excess of other assets	(1.8%	)
	100.0%

Top Industries
Commercial Banks	8.2%
Diversified Financial Services	5.1%
Diversified Telecommunication Services	3.7%
Insurance	2.0%
Oil, Gas & Consumable Fuels	1.9%
Energy Equipment & Services	1.6%
Media	1.5%
Electric Utilities	1.4%
Paper & Forest Products	0.9%
Other	73.7%
100.0%

Top Holdings*
U.S. Treasury Notes 10/15/13	4.0%
U.S. Treasury Bonds 05/15/40	2.5%
U.S. Treasury Notes 09/30/12	2.1%
Merrill Lynch & Co., Inc., MTN 06/05/12	2.0%
U.S. Treasury Bonds 05/15/20	1.9%
Federal Home Loan Mortgage Corp., Pool # A55326	1.8%
GTE Southwest, Inc.	1.4%
AT&T, Inc.	1.3%
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 25A1	1.2%
Berkshire Hathaway, Inc.	1.1%
Other	80.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

Annual Report 2010

6

Statement of Investments

October 31, 2010

Aberdeen Core Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (5.3%)
UNITED STATES (5.3%)
Ally Master Owner Trust, Series 2010-1, Class A (USD), 2.01%, 01/15/15 (a)(b)	$500,000	$509,833
Ally Master Owner Trust, Series 2010-2, Class A (USD), 4.25%, 04/15/17 (a)	500,000	543,892
Ally Master Owner Trust, Series 2010-3, Class A (USD), 2.88%, 04/15/15 (a)	200,000	206,490
Ally Master Owner Trust, Series 2010-4, Class A (USD), 1.33%, 08/15/17 (b)	1,000,000	1,004,266
Avis Budget Rental Car Funding AESOP LLC, Series 2010-4A, Class A (USD), 2.09%, 04/20/15 (a)	600,000	599,820
Bank of America Credit Card Trust, Series 2007-B3, Class B3 (USD), 0.46%, 08/15/16 (b)	686,000	669,258
Capital One Multi-Asset Execution Trust, Series 2006-A11, Class A11 (USD), 0.35%, 06/17/19 (b)	300,000	289,042
Capital One Multi-Asset Execution Trust, Series 2006-B1, Class B1 (USD), 0.54%, 01/15/19 (b)	590,000	558,268
Capital One Multi-Asset Execution Trust, Series 2007-A5, Class A5 (USD), 0.30%, 07/15/20 (b)	460,000	440,519
CPS Auto Trust, Series 2010-A, Class A (USD), 2.89%, 03/15/16 (a)	868,241	867,699
Ford Credit Auto Owner Trust, Series 2010-B, Class C (USD), 2.77%, 05/15/16	700,000	716,876
Ford Credit Floorplan Master Owner Trust, Series 2010-3, Class A1 (USD), 4.20%, 02/15/17 (a)	847,000	918,896
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1 (USD), 4.45%, 08/15/16	270,000	293,547
Morgan Stanley Resecuritization Trust, Series 2010-F, Class B (USD), 0.51%, 06/17/13 (a)(b)	575,000	567,443
Navistar Financial Corp. Owner Trust, Series 2010-A, Class B (USD), 4.17%, 10/20/14 (a)	100,000	102,466
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (USD), 2.00%, 04/15/18 (a)	600,000	599,280
World Financial Network Credit Card Master Trust, Series 2009-D, Class A (USD), 4.66%, 05/15/17	270,000	288,798
World Financial Network Credit Card Master Trust, Series 2010-A, Class A (USD), 3.96%, 04/15/19	290,000	302,227
World Financial Network Credit Card Master Trust, Series 2010-A, Class M (USD), 5.20%, 04/15/19	360,000	374,887
Total Asset-Backed Securities		9,853,507
MORTGAGE BACKED SECURITIES (13.3%)
UNITED STATES (13.3%)
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class ASB (USD), 5.71%, 02/10/51 (b)	464,000	504,970
Banc of America Funding Corp., Series 2009-R6, Class 3A1 (USD), 5.51%, 01/26/37 (a)(b)	1,308,624	1,325,090
BCAP LLC Trust, Series 2009-RR4, Class 2A1 (USD), 5.93%, 07/26/36 (a)(b)	812,010	824,982
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 4.89%, 12/26/37 (a)(b)	1,723,301	1,736,808

	Shares or Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4 (USD), 5.54%, 09/11/41	$380,000	$415,332
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AM (USD), 5.58%, 09/11/41 (b)	250,000	246,424
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 (USD), 5.69%, 06/11/50 (b)	775,000	834,014
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB (USD), 5.70%, 06/11/50	515,000	563,754
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4 (USD), 5.43%, 10/15/49	650,000	696,981
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AM (USD), 5.46%, 10/15/49	225,000	225,060
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4 (USD), 5.70%, 12/10/49 (b)	730,000	783,669
Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 7A1 (USD), 0.61%, 07/25/36 (a)(b)	425,393	388,615
Citigroup Mortgage Loan Trust, Inc., Series 2009-6, Class 11A1 (USD), 0.61%, 05/25/37 (a)(b)	313,856	284,406
Citigroup Mortgage Loan Trust, Inc., Series 2009-6, Class 6A1 (USD), 0.51%, 07/25/36 (a)(b)	902,912	818,212
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5B (USD), 5.17%, 06/10/44 (b)	250,000	250,139
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM (USD), 5.79%, 06/10/46 (b)	510,000	511,883
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 (USD), 5.81%, 12/10/49 (b)	1,000,000	1,082,337
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AAB (USD), 5.81%, 12/10/49 (b)	370,000	409,837
Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5 (USD), 5.43%, 06/26/37 (a)(b)	585,291	588,120
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 25A1 (USD), 5.43%, 07/27/36 (a)(b)	2,266,771	2,256,947
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 28A1 (USD), 5.31%, 08/27/37 (a)(b)	220,441	219,091
Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 2A1 (USD), 5.43%, 04/26/37 (a)(b)	469,979	468,037
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/49	350,000	362,675
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 (USD), 5.44%, 03/10/39	1,090,000	1,165,173
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class ASB (USD), 5.73%, 02/12/49 (b)	420,000	452,681

See accompanying notes to financial statements.

2010 Annual Report

7

Statement of Investments (continued)

October 31, 2010

Aberdeen Core Income Fund

	Shares or Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4 (USD), 5.82%, 06/15/49 (b)	$450,000	$477,642
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4 (USD), 5.88%, 02/15/51 (b)	940,000	1,004,703
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class ASB (USD), 5.83%, 02/15/51 (b)	540,000	583,217
JP Morgan Re-Remic, Series 2009-7, Class 1A1 (USD), 5.67%, 08/27/37 (a)(b)	529,969	532,817
JP Morgan Re-Remic, Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)(b)	128,212	129,738
JP Morgan Re-Remic, Series 2009-7, Class 13A1 (USD), 5.79%, 06/27/37 (a)(b)	529,659	527,389
JP Morgan Re-Remic, Series 2009-7, Class 14A1 (USD), 5.66%, 07/27/37 (a)(b)	982,261	976,258
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class D (USD), 5.24%, 09/15/37 (b)	590,000	614,924
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4 (USD), 4.86%, 08/12/39 (b)	1,070,000	1,140,108
Morgan Stanley Capital I, Series 2003-IQ5, Class C (USD), 5.28%, 04/15/38 (b)	300,000	305,199
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4 (USD), 5.31%, 11/15/48	450,000	487,653
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM (USD), 5.34%, 11/15/48	250,000	241,735
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB (USD), 5.74%, 06/15/49 (b)	215,000	231,755
Total Mortgage Backed Securities		24,668,375
CORPORATE BONDS (28.6%)
UNITED STATES (28.6%)
Advertising (0.3%)
Omnicom Group, Inc. (USD), 4.45%, 08/15/20	555,000	570,037
Aerospace & Defense (0.2%)
Raytheon Co. (USD), 3.13%, 10/15/20	350,000	343,381
Chemicals (0.7%)
Airgas, Inc. (USD), 7.13%, 10/01/18 (a)	490,000	542,675
EI du Pont de Nemours & Co. (USD), 3.63%, 01/15/21	790,000	803,854
		1,346,529
Commercial Banks (6.7%)
AgriBank FCB, Series A1 (USD), 9.13%, 07/15/19	515,000	640,054
Bank of America Corp.
(USD), 7.38%, 05/15/14	1,470,000	1,666,466
(USD), 6.00%, 09/01/17	205,000	220,566
Citigroup, Inc.
(USD), 6.00%, 12/13/13	1,200,000	1,327,313
(USD), 6.01%, 01/15/15	700,000	775,762
(USD), 6.88%, 03/05/38	225,000	249,642

	Shares or Principal Amount	Value
Goldman Sachs Group, Inc.
(USD), 3.70%, 08/01/15	$1,490,000	$1,542,904
(USD), 6.75%, 10/01/37	340,000	356,505
HSBC USA, Inc. (USD), 5.00%, 09/27/20	695,000	696,274
JPMorgan Chase & Co.
(USD), 6.30%, 04/23/19	190,000	221,733
(USD), 4.95%, 03/25/20	95,000	100,752
(USD), 4.25%, 10/15/20	1,130,000	1,138,243
Morgan Stanley (USD), 4.75%, 04/01/14	1,300,000	1,357,209
Morgan Stanley (USD), GMTN, 5.50%, 01/26/20	200,000	208,177
Morgan Stanley (USD), MTN, 6.63%, 04/01/18	100,000	112,323
US Bank NA (USD), 6.30%, 02/04/14	1,395,000	1,600,237
Wells Fargo Bank NA (USD), 5.95%, 08/26/36	290,000	295,502
		12,509,662
Commercial Services & Supplies (0.1%)
Moody’s Corp. (USD), 5.50%, 09/01/20	218,000	224,590
Computers & Peripherals (0.6%)
Hewlett-Packard Co. (USD), 6.13%, 03/01/14	1,000,000	1,157,979
Distribution/Wholesale (0.3%)
Ingram Micro, Inc. (USD), 5.25%, 09/01/17	510,000	536,060
Diversified Financial Services (4.8%)
Crown Castle Towers LLC (USD), 4.17%, 08/15/17 (a)	1,100,000	1,120,583
General Electric Capital Corp. (USD), 4.38%, 09/16/20	1,220,000	1,230,631
General Electric Capital Corp. (USD), GMTN, 5.72%, 08/22/11	1,050,000	1,060,939
Merrill Lynch & Co., Inc., MTN
(USD), 0.52%, 06/05/12 (b)	3,700,000	3,634,651
(USD), 6.88%, 04/25/18	930,000	1,043,789
RenRe North America Holdings, Inc. (USD), 5.75%, 03/15/20	500,000	519,626
Utility Contract Funding LLC (USD), 7.94%, 10/01/16 (a)	325,228	353,052
		8,963,271
Diversified Telecommunication Services (3.7%)
AT&T, Inc. (USD), 6.70%, 11/15/13	2,105,000	2,441,798
GTE Southwest, Inc. (USD), 8.50%, 11/15/31	2,075,000	2,547,923
Qwest Corp. (USD), 8.38%, 05/01/16	800,000	964,000
SBA Tower Trust (USD), 5.10%, 04/15/17 (a)	835,000	898,133
		6,851,854
Electric Utilities (1.2%)
CMS Energy Corp. (USD), 6.88%, 12/15/15	410,000	461,970
Entergy Corp. (USD), 3.63%, 09/15/15	420,000	428,887
FPL Group Capital, Inc. (USD), 2.60%, 09/01/15	490,000	495,731
Nevada Power Co. (USD), 5.38%, 09/15/40	385,000	383,724
Trans-Allegheny Interstate Line Co. (USD), 4.00%, 01/15/15 (a)	450,000	470,297
		2,240,609

See accompanying notes to financial statements.

Annual Report 2010

8

Statement of Investments (continued)

October 31, 2010

Aberdeen Core Income Fund

	Shares or Principal Amount	Value
Energy Equipment & Services (1.3%)
Boardwalk Pipelines LP (USD), 5.75%, 09/15/19	$230,000	$256,874
DCP Midstream Operating LP (USD), 3.25%, 10/01/15	480,000	484,339
Energy Transfer Partners LP (USD), 6.13%, 02/15/17	495,000	550,720
Enterprise Products Operating LLC, Series M (USD), 5.65%, 04/01/13	510,000	556,769
Williams Partners LP (USD), 7.25%, 02/01/17	445,000	530,576
		2,379,278
Food Products (0.2%)
Sara Lee Corp., (USD), 2.75%, 09/15/15	430,000	432,475
Insurance (2.0%)
Berkshire Hathaway, Inc. (USD), 3.20%, 02/11/15	2,000,000	2,125,978
Metropolitan Life Global Funding I (USD), 2.50%, 09/29/15 (a)	965,000	971,955
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/15	600,000	649,770
		3,747,703
Internet (0.8%)
eBay, Inc. (USD), 3.25%, 10/15/20	505,000	497,654
Expedia, Inc. (USD), 8.50%, 07/01/16	427,000	471,835
Symantec Corp. (USD), 4.20%, 09/15/20	475,000	478,420
		1,447,909
Media (1.5%)
CBS Corp. (USD), 8.88%, 05/15/19	650,000	842,141
Comcast Corp. (USD), 6.50%, 01/15/17	990,000	1,173,940
NBC Universal, Inc. (a)
(USD), 2.10%, 04/01/14	400,000	404,812
(USD), 5.95%, 04/01/41	345,000	352,337
		2,773,230
Office/Business Equip (0.5%)
Xerox Corp. (USD), MTN, 7.20%, 04/01/16	760,000	905,670
Oil, Gas & Consumable Fuels (1.2%)
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/17	570,000	633,220
Hess Corp. (USD), 5.60%, 02/15/41	490,000	500,054
Pride International, Inc. (USD), 6.88%, 08/15/20	465,000	526,613
Rowan Cos., Inc. (USD), 5.00%, 09/01/17	495,000	517,230
		2,177,117
Paper & Forest Products (0.9%)
Georgia-Pacific LLC (USD), 5.40%, 11/01/20 (a)	365,000	368,650
International Paper Co. (USD), 7.95%, 06/15/18	1,115,000	1,363,336
		1,731,986
Real Estate Investment Trust (REIT) (0.5%)
Health Care REIT, Inc. (USD), 4.70%, 09/15/17	930,000	958,751

	Shares or Principal Amount	Value
Semiconductors (0.3%)
Broadcom Corp. (USD), 1.50%, 11/01/13 (a)	$485,000	$487,229
Software (0.3%)
Microsoft Corp. (USD), 3.00%, 10/01/20	570,000	566,119
Specialty Retail (0.5%)
Advance Auto Parts, Inc. (USD), 5.75%, 05/01/20	500,000	549,481
Wal-Mart Stores, Inc. (USD), 5.00%, 10/25/40	290,000	287,769
		837,250
Total Corporate Bonds		53,188,689
FOREIGN NON-GOVERNMENT BONDS (3.6%)
AUSTRALIA (1.3%)
Commercial Banks (0.5%)
National Australia Bank Ltd. (USD), 2.75%, 09/28/15 (a)	940,000	955,033
Food Products (0.4%)
Woolworths Ltd. (USD), 2.55%, 09/22/15 (a)	625,000	636,179
Metals & Mining (0.4%)
RioTinto Finance USA Ltd. (USD), 3.50%, 11/02/20	745,000	744,069
		2,335,281
CANADA (0.3%)
Diversified Financial Services (0.3%)
Caisse Centrale Desjardins du Quebec (USD), 2.65%, 09/16/15 (a)	575,000	584,159
CAYMAN ISLANDS (0.4%)
Computers & Peripherals (0.3%)
Seagate Technology International (USD), 10.00%, 05/01/14 (a)	435,000	530,700
Metals & Mining (0.1%)
Vale Overseas Ltd. (USD), 6.88%, 11/10/39	250,000	286,854
		817,554
FRANCE (0.3%)
Commercial Banks (0.3%)
BPCE SA (USD), 2.38%, 10/04/13 (a)	570,000	574,743
NETHERLANDS (0.2%)
Electric Utilities (0.2%)
EDP Finance BV (USD), 6.00%, 02/02/18 (a)	450,000	466,955
NEW ZEALAND (0.4%)
Commercial Banks (0.4%)
ANZ National Int’l Ltd. (USD), 3.13%, 08/10/15 (a)	640,000	655,485
UNITED KINGDOM (0.7%)
Commercial Banks (0.3%)
Barclays Bank PLC (USD), 5.14%, 10/14/20	590,000	583,473

See accompanying notes to financial statements.

2010 Annual Report

9

Statement of Investments (continued)

October 31, 2010

Aberdeen Core Income Fund

	Shares or Principal Amount	Value
Oil, Gas & Consumable Fuels (0.4%)
BP Capital Markets PLC
(USD), 5.25%, 11/07/13	$125,000	$136,730
(USD), 4.50%, 10/01/20	475,000	492,017
		628,747
		1,212,220
Total Foreign Non-Government Bonds		6,646,397
MUNICIPAL BONDS (2.6%)
UNITED STATES (2.6%)
California (0.3%)
Bay Area Toll Authority California Revenue Bonds (Build America Bonds) (USD), 7.04%, 04/01/50	315,000	330,236
San Diego County California Regional Transportation Commission Sales Tax Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/48	255,000	255,000
		585,236
District of Columbia (0.3%)
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds (Build America Bonds) (USD), 5.52%, 10/01/44	565,000	559,819
Massachusetts (1.1%)
President and Fellows of Harvard College (USD), 6.30%, 10/01/37	1,802,000	2,019,573
New York (0.3%)
New York City Municipal Water Finance Authority Water and Sewer Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/43	520,000	519,444
Ohio (0.3%)
American Municipal Power-Ohio, Inc. (Build America Bonds) (USD), 5.94%, 02/15/47	505,000	492,128
Texas (0.3%)
Texas Transportation Commission (USD), 5.03%, 04/01/26	605,000	648,911
Total Municipal Bonds		4,825,111
OTHER DOMESTIC GOVERNMENT BONDS (0.2%)
REPUBLIC OF SOUTH KOREA (0.2%)
Korea Gas Corp. (USD), 4.25%, 11/02/20 (a)	400,000	399,375
Total Other Domestic Government Bonds		399,375
U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (31.6%)
UNITED STATES (31.6%)
Federal Home Loan Mortgage Corp., Pool # 781958 (USD), 5.07%, 09/01/34 (b)	1,661,399	1,768,056
Federal Home Loan Mortgage Corp., Pool # A12809 (USD), 4.50%, 08/01/33	1,428,800	1,510,605
Federal Home Loan Mortgage Corp., Pool # A36685 (USD), 5.00%, 08/01/35	809,644	864,205
Federal Home Loan Mortgage Corp., Pool # A55326 (USD), 6.00%, 12/01/36	3,087,661	3,373,546
Federal Home Loan Mortgage Corp., Pool # A60299 (USD), 6.50%, 05/01/37	1,440,790	1,598,279

	Shares or Principal Amount	Value
Federal Home Loan Mortgage Corp., Pool # B13067 (USD), 4.50%, 03/01/19	$1,541,367	$1,642,112
Federal Home Loan Mortgage Corp., Pool # B15182 (USD), 4.50%, 06/01/14	776,414	803,889
Federal Home Loan Mortgage Corp., Pool # G02168 (USD), 6.00%, 04/01/36	850,322	926,927
Federal Home Loan Mortgage Corp., Pool # G12121 (USD), 5.50%, 04/01/21	1,243,034	1,348,404
Federal Home Loan Mortgage Corp., Series 2668, Class OG (USD), 5.00%, 03/15/32	1,360,000	1,472,960
Federal Home Loan Mortgage Corp., Series 2676, Class LG (USD), 5.00%, 06/15/32	755,000	804,126
Federal Home Loan Mortgage Corp., Series 2734, Class PG (USD), 5.00%, 07/15/32	845,000	917,092
Federal Home Loan Mortgage Corp., Series 2751, Class NE (USD), 5.00%, 06/15/32	1,130,000	1,225,931
Federal Home Loan Mortgage Corp., Series 2840, Class OE (USD), 5.00%, 02/15/33	945,000	1,029,381
Federal Home Loan Mortgage Corp., Series 2888, Class CG (USD), 5.00%, 08/15/33	1,400,000	1,524,867
Federal Home Loan Mortgage Corp., Series 2902, Class QE (USD), 5.50%, 06/15/33	950,000	1,042,635
Federal Home Loan Mortgage Corp., Series 2915, Class KD (USD), 5.00%, 09/15/33	867,000	943,387
Federal Home Loan Mortgage Corp., Series 2928, Class NE (USD), 5.00%, 04/15/33	370,000	402,243
Federal Home Loan Mortgage Corp., Series 2934, Class KE (USD), 5.00%, 11/15/33	811,000	879,381
Federal Home Loan Mortgage Corp., Series 2937, Class JG (USD), 5.00%, 08/15/33	515,000	558,848
Federal Home Loan Mortgage Corp., Series 2939, Class PD (USD), 5.00%, 07/15/33	1,194,000	1,304,512
Federal Home Loan Mortgage Corp., Series 2955, Class OG (USD), 5.00%, 07/15/33	1,365,000	1,463,488
Federal Home Loan Mortgage Corp., Series 2968, Class MD (USD), 5.50%, 12/15/33	1,295,000	1,418,219
Federal Home Loan Mortgage Corp., Series 3017, Class MK (USD), 5.00%, 12/15/34	910,000	991,833
Federal Home Loan Mortgage Corp., Series 3028, Class ME (USD), 5.00%, 02/15/34	500,000	548,327
Federal Home Loan Mortgage Corp., Series 3056, Class HD (USD), 5.00%, 02/15/34	1,000,000	1,095,599
Federal Home Loan Mortgage Corp., Series 3211, Class HC (USD), 6.00%, 11/15/32	270,000	289,484
Federal Home Loan Mortgage Corp., Series 3659, Class VG (USD), 5.00%, 09/15/34	575,000	634,492
Federal Home Loan Mortgage Corp., Series 3677, Class KB (USD), 4.50%, 05/15/40	670,000	729,446
Federal Home Loan Mortgage Corp., Series 3706, Class AB (USD), 3.50%, 07/15/20	649,330	680,379
Federal Home Loan Mortgage Corp., Series 3715, Class PC (USD), 4.50%, 08/15/40	450,000	491,315
Federal Home Loan Mortgage Corp., Series 3722, Class DW (USD), 4.00%, 09/15/30	845,000	870,789
Federal Home Loan Mortgage Corp., Series 3735, Class DW (USD), 4.00%, 10/15/30	855,000	881,352
Federal Home Loan Mortgage Corp., Series 3738, Class BD (USD), 4.00%, 10/15/30	435,000	451,584

See accompanying notes to financial statements.

Annual Report 2010

10

Statement of Investments (continued)

October 31, 2010

Aberdeen Core Income Fund

	Shares or Principal Amount	Value
Federal Home Loan Mortgage Corp., Series 3755, Class MU (USD), 1.00%, 01/10/40	$455,000	$469,432
Federal Home Loan Mortgage Corp., TBA 30yr (USD), 3.50%, 11/01/40	585,000	587,834
Federal National Mortgage Association (USD), 0.75%, 12/18/13	1,858,000	1,860,900
Federal National Mortgage Association, Pool # 725205 (USD), 5.00%, 03/01/34	470,881	504,305
Federal National Mortgage Association, Pool # 735502 (USD), 6.00%, 04/01/35	1,330,717	1,466,194
Federal National Mortgage Association, Pool # 735733 (USD), 4.50%, 10/01/33	547,231	579,759
Federal National Mortgage Association, Pool # 745089 (USD), 6.00%, 12/01/35	1,331,987	1,460,102
Federal National Mortgage Association, Pool # 888367 (USD), 7.00%, 03/01/37	639,206	719,934
Federal National Mortgage Association, Pool # 889139 (USD), 5.50%, 03/01/37	1,177,791	1,272,487
Federal National Mortgage Association, Pool # 903749 (USD), 6.00%, 10/01/36	929,139	1,017,353
Federal National Mortgage Association, Pool # 995228 (USD), 6.50%, 11/01/38	655,077	729,344
Federal National Mortgage Association, Pool # AE1589 (USD), 4.50%, 10/01/40	264,650	278,066
Federal National Mortgage Association, Pool # AE4935 (USD), 4.50%, 09/01/40	189,763	199,382
Federal National Mortgage Association, Series 2005-12, Class BG (USD), 5.00%, 10/25/33	956,000	1,051,295
Federal National Mortgage Association, Series 2005-15, Class EC (USD), 5.00%, 10/25/33	815,000	895,181
Federal National Mortgage Association, Series 2005-33, Class QD (USD), 5.00%, 01/25/34	1,100,000	1,203,985
Federal National Mortgage Association, Series 2006-65, Class TE (USD), 5.50%, 05/25/35	985,000	1,097,268
Federal National Mortgage Association, Series 2009-85, Class LC (USD), 4.50%, 10/25/49	355,000	384,668
Federal National Mortgage Association, Series 2009-86, Class PC (USD), 5.00%, 03/25/37	1,475,000	1,612,723
Federal National Mortgage Association, Series 2010-87, Class HD (USD), 4.00%, 03/25/25	753,446	798,217
Federal National Mortgage Association, TBA 30yr (USD), 4.00%, 11/01/40	1,630,000	1,680,429
Government National Mortgage Association, Pool # 648503 (USD), 5.50%, 11/15/35	1,114,775	1,213,706
Government National Mortgage Association, Series 2009-13, Class ND (USD), 4.50%, 02/16/33	251,373	265,246
Government National Mortgage Association, Series 2010-7, Class EA (USD), 5.00%, 06/16/38	730,000	804,252
Total U.S. Government Mortgage Backed Agencies		58,639,755
U.S. TREASURY OBLIGATIONS (11.9%)
UNITED STATES (11.9%)
U.S. Treasury Bonds
(USD), 3.50%, 05/15/20	3,204,000	3,455,578
(USD), 7.50%, 11/15/24	554,000	825,720

	Shares or Principal Amount	Value
(USD), 4.38%, 05/15/40	$4,327,000	$4,608,947
U.S. Treasury Notes
(USD), 0.38%, 09/30/12	3,978,000	3,980,797
(USD), 0.50%, 10/15/13	7,378,000	7,377,425
(USD), 1.88%, 10/31/17	1,787,000	1,783,649
Total U.S. Treasury Obligations		22,032,116
U.S. GOVERNMENT AGENCIES (1.2%)
UNITED STATES (1.2%)
Small Business Administration (USD), 6.34%, 08/01/11	87,762	90,767
Tennessee Valley Authority
(USD), 5.50%, 07/18/17	880,000	1,067,381
(USD), 4.63%, 09/15/60	357,000	358,233
U.S. Department of Housing & Urban Development (USD), 3.44%, 08/01/11	770,000	788,273
Total U.S. Government Agencies		2,304,654
YANKEE DOLLARS (0.7%)
CANADA (0.4%)
Energy Equipment & Services (0.3%)
TransCanada PipeLines Ltd. (USD), 3.80%, 10/01/20	565,000	582,234
Metals & Mining (0.1%)
Teck Resources Ltd. (USD), 6.00%, 08/15/40	250,000	260,775
		843,009
CAYMAN ISLANDS (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Noble Holding International Ltd. (USD), 6.20%, 08/01/40	510,000	560,574
Total Yankee Dollars		1,403,583
REPURCHASE AGREEMENT (2.8%)
UNITED STATES (2.8%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $5,246,048, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $5,353,002	$5,246,000	5,246,000
Total Repurchase Agreement		5,246,000
Total Investments (Cost $185,170,697) (c)—101.8%		189,207,562

Liabilities in excess of other assets—(1.8)%		(3,428,842)
Net Assets—100.0%		$185,778,720

(a)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the aggregate market value of these securities amounted to $26,764,681 or 14.41% of net assets.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2010.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2010 Annual Report

11

Statement of Investments (concluded)

October 31, 2010

Aberdeen Core Income Fund

GMTN	Global Medium Term Note
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

See accompanying notes to financial statements.

Annual Report 2010

12

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at NAV) returned 7.53% for the annual period ended October 31, 2010, versus the 6.89% return of its benchmark, the Barclays Capital Global Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 160 funds) was 9.62% for the period.

The global economy began to slowly emerge from recession in late 2009 and government bonds generally saw yields rise across the curve. Then in early 2010, the focus shifted to sovereign risk as fiscal problems in Greece led to serious contagion into other highly indebted Euro countries. Peripheral Euro country credit spread levels over German government bonds rose significantly and risked causing a solvency crisis for governments through spiraling funding costs. The ensuing flight to quality led to an increase in demand for high-quality government bonds and lower yields in most major markets. In particular, U.S., UK and German government bonds benefited from their perceived “safe haven” status. The European Central Bank (ECB) and International Monetary Fund (IMF) support packages and fiscal tightening by many European countries saw fears over sovereign defaults subside in the third quarter of 2010. Central bank official rates in the U.S., the Eurozone, the UK and Japan remained at their all-time lows throughout the year. Speculation over further action by these central banks to promote sustained growth in the face of a weakening economic growth outlook also helped bond markets, and both the Bank of Japan and the U.S. Federal Reserve announced additional quantitative easing in late 2010. Conversely, emerging markets and commodity-led economies saw strong growth and markets such as Canada, Australia and Sweden saw official interest rate increases.

During the annual period, corporate credit markets continued to be supported by a recovery in growth and company earnings, and credit spreads tightened, particularly in the financial sector. Securitized assets posted strong gains, most notably U.S. commercial mortgage-backed securities (CMBS), with the exception of some European asset-backed securities (ABS). In the government-related sector, bonds of issuers in a better fiscal position performed well, while bonds of issuers with poorer finances, such as those in the taxable municipal sector in the U.S., came under pressure. Across all sectors, any credits related to peripheral Euro country risk generally were among the weakest performers. The euro weakened against the U.S. dollar also due to the sovereign risk concerns in peripheral Euro countries. The Japanese yen, Australian dollar and Swiss franc were the strongest-performing currencies over the period.

The Fund outperformed the benchmark during the annual period mainly due to security selection in non-government bonds. Currency and interest rate decisions contributed marginally to performance. In the currency markets, Fund performance was enhanced by the overweight in the U.S. dollar in the early part of 2010 against both the Australian dollar and the euro; however, our reversal of these positions in the second half of the period detracted from performance. Our long positioning in the Australian dollar versus the Japanese yen in June and July added value. Regarding interest positioning, the long duration stance in the U.S. market in early 2010 and short duration in the UK market in May had a positive impact. Our underweight exposure to the peripheral Euro countries relative to core Euro countries slightly enhanced performance. In security selection, our holdings in securitized bonds were positive contributors. In the U.S., the overweights in CMBS and non-agency mortgage-backed securities (MBS) relative to agency MBS, as well as our decision to hold agency MBS with more protection against pre-payment risk, bolstered Fund performance. In Europe, our emphasis on ABS and covered bonds rather than other mortgage bonds was a positive contributor. Holdings in corporate credits also enhanced performance, notably holdings in European financial companies and in U.S. non-financials.

During the annual period, our positions in securities of issuers associated with peripheral European countries, both corporate and government-related, hampered performance, as did the overweight in U.S. taxable municipal bonds and the underweight in other government-related U.S. bonds. Our overweight position in the U.S. dollar versus the Japanese yen, which we believe to be significantly overvalued, was a detractor, as we closed the position at a loss. A small short duration position in the U.S. in mid-2010 also had a negative impact on performance.

At the end of the reporting period, the Fund’s interest rate positioning was neutral relative to the benchmark. However, in currency positioning, the Fund had overweights in the euro against the Swiss franc and Swedish krona, in the Mexican peso against the Chilean peso, and in the U.S. dollar against the Australian and New Zealand dollars. Our use of forward currency contracts and exchange-traded bond futures to implement our currency and interest rate strategy benefited the Fund during the period, as it enabled us to manage the portfolio more efficiently. We also maintained the Fund’s overweight exposure to corporate and securitized bonds in the U.S. and Europe, but we held only government bonds in other markets, including Japan. Within the corporate sector, the portfolio remained overweight in financials, particularly bank and insurance debt in Europe and industrials and utilities in the U.S. The emphasis on securitized bonds was more pronounced in the U.S. due to holdings in CMBS. The Fund is underweight in U.S. agency MBS, as we favor U.S. non-agency MBS.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse Global Fixed Income Fund. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

2010 Annual Report

13

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, inflation, credit, prepayment and call risk. The Fund may invest in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

14

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.	Inception
Class A	w/o SC	7.53%	6.69%	–	6.70%	[2]
	w/SC6	2.98%	5.78%	–	6.19%	[2]
Class C	w/o SC	6.76%	5.88%	–	4.36%	[3]
	w/SC7	5.76%	5.88%	–	4.36%	[3]
Institutional Service Class[4,8]	w/o SC	7.66%	6.93%	6.93%	6.95%
Institutional Class[5,8]	w/o SC	7.64%	6.94%	6.93%	6.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Credit Suisse Global Fixed Income Fund, Inc. (the “Global Fixed Income Predecessor Fund”). The Fund has adopted the performance of the Global Fixed Income Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Global Fixed Income Predecessor Fund. The Fund and the Global Fixed Income Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Fund acquired the assets of Class A of the Global Fixed Income Predecessor Fund. Class A shares of the Global Fixed Income Predecessor Fund commenced operations on November 30, 2001.
3	Class C shares of the Fund acquired the assets of Class C of the Global Fixed Income Predecessor Fund. Class C shares of the Global Fixed Income Predecessor Fund commenced operations on April 29, 2005.
4	Institutional Service Class shares acquired the assets of the Common Class and Adviser Class shares of the Global Fixed Income Predecessor Fund. The performance presented reflects the performance of Common Class shares of the Global Fixed Income Predecessor Fund, as Adviser shares were no longer available for investment.
5	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Institutional Service Class shares. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have not been adjusted to reflect Institutional Class share expenses.
6	A 4.25% front-end sales charge was deducted.
7	A 1.00% CDSC was deducted from the one year returns because it is charged when Class C shares are sold within the first year after purchase.
8	Not subject to any sales charges.

2010 Annual Report

15

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Capital Global Aggregate Bond Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate™ Bond Index, the Pan-European™ Aggregate Index, the Global Treasury™ Index, the Asian-Pacific™ Aggregate Index, the Eurodollar™ Index and the U.S. Investment™ Grade 144A Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Other Domestic Government Bonds	36.1%
Foreign Non-Government Bonds	15.1%
U.S. Government Mortgage Backed Agencies	10.9%
Corporate Bonds	10.3%
U.S. Treasury Obligations	9.0%
Mortgage Backed Securities	5.7%
Repurchase Agreement	5.5%
Asset-Backed Securities	3.4%
Covered Bonds	2.1%
Yankee Dollars	0.9%
Municipal Bonds	0.8%
U.S. Treasury Bills	0.6%
U.S. Government Agencies	0.1%
Liabilities in excess of other assets	(0.5%	)
	100.0%

Top Industries
Commercial Banks	11.3%
Diversified Financial Services	3.5%
Electric Utilities	2.0%
Insurance	1.8%
Oil, Gas & Consumable Fuels	1.2%
Food & Staples	0.9%
Energy Equipment & Services	0.6%
Diversified Telecommunication Services	0.5%
Wireless Telecommunication Services	0.5%
Media	0.5%
Other	77.2%
100.0%

Top Holdings*
Japan Government 5 Year Bond, Series 81	6.2%
Japan Government 20 Year Bond, Series 62	3.2%
U.S. Treasury Note	3.1%
Singapore Government Bond	2.9%
U.S. Treasury Note	2.6%
Japan Government 10 Year Bond, Series 275	2.2%
Buoni Poliennali Del Tesoro	1.6%
Buoni Poliennali Del Tesoro	1.3%
United Kingdom Treasury Gilt	1.2%
Buoni Poliennali Del Tesoro	1.1%
Other	74.6%
100.0%

Top Countries
United States	46.2%
Japan	14.1%
United Kingdom	8.8%
Italy	5.8%
Germany	3.8%
Singapore	2.9%
Canada	2.7%
Netherlands	2.5%
France	2.4%
Sweden	2.3%
Other	8.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

Annual Report 2010

16

Statement of Investments

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (3.4%)
CAYMAN ISLANDS (0.3%)
MBNA America European Structured Offerings No. 7 (EUR), 5.45%, 04/19/11	$90,000	$127,039
GERMANY (0.3%)
German Postal Pensions Securitisation 2 PLC, Series 2 (EUR), 4.25%, 01/18/17	100,000	150,444
ITALY (0.2%)
Romulus Finance SRL, Series A1 (EUR), 4.94%, 02/20/13	70,000	87,184
UNITED KINGDOM (0.2%)
Chester Asset Receivables Dealings 2003-B PLC, Class A (GBP), 4.65%, 07/15/13	50,000	83,870
UNITED STATES (2.4%)
Ally Master Owner Trust, Series 2010-4, Class A (USD), 1.33%, 08/15/17 (a)	100,000	100,427
Bank of America Credit Card Trust, Series 2007-B3, Class B3 (USD), 0.46%, 08/15/16 (a)	40,000	39,024
Capital One Multi-Asset Execution Trust, Series 2006-B1, Class B1 (USD), 0.54%, 01/15/19 (a)	50,000	47,311
Citibank Credit Card Issuance Trust, Series 2001-A4, Class A4 (EUR), 5.38%, 04/10/13	30,000	42,243
CPS Auto Trust, Series 2010-A, Class A (USD), 2.89%, 03/15/16 (b)	89,050	88,995
Discover Card Master Trust, Series 2010-A2, Class A2 (USD), 0.84%, 09/15/15 (a)	100,000	100,098
Ford Credit Auto Owner Trust, Series 2009-B, Class A3 (USD), 2.79%, 08/15/13	97,470	99,000
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1 (USD), 4.45%, 08/15/16	40,000	43,488
Morgan Stanley Resecuritization Trust, Series 2010-F, Class B (USD), 0.51%, 06/17/13 (a)(b)	50,000	49,343
SLM Student Loan Trust 2003-10 (EUR), 1.43%, 12/15/27 (a)	230,000	298,880
World Financial Network Credit Card Master Trust, Series 2009-D, Class A (USD), 4.66%, 05/15/17	21,000	22,462
World Financial Network Credit Card Master Trust, Series 2010-A, Class A (USD), 3.96%, 04/15/19	30,000	31,265
World Financial Network Credit Card Master Trust, Series 2010-A, Class M (USD), 5.20%, 04/15/19	30,000	31,241
		993,777
Total Asset-Backed Securities		1,442,314
MORTGAGE BACKED SECURITIES (5.7%)
UNITED STATES (5.7%)
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class ASB (USD), 5.71%, 02/10/51 (a)	100,000	108,830
Banc of America Commercial Mortgage, Inc., Series 2007-5, Class A4 (USD), 5.49%, 02/10/51	100,000	106,139
BCAP LLC Trust, Series 2009-RR2, Class A1 (USD), 5.43%, 01/21/38 (a)(b)	56,562	57,101

	Shares or Principal Amount	Value
BCAP LLC Trust, Series 2009-RR4, Class 3A1 (USD), 5.33%, 04/26/37 (a)(b)	$65,427	$65,654
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 4.89%, 12/26/37 (a)(b)	80,528	81,159
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class AAB (USD), 4.80%, 09/11/42	43,960	45,982
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4 (USD), 5.54%, 09/11/41	25,000	27,324
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class AM (USD), 5.58%, 09/11/41 (a)	25,000	24,642
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class AAB (USD), 5.32%, 02/11/44	100,000	109,135
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 (USD), 5.69%, 06/11/50 (a)	75,000	80,711
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB (USD), 5.70%, 06/11/50	50,000	54,733
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 (USD), 5.47%, 01/12/45 (a)	50,000	54,748
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A4 (USD), 5.43%, 10/15/49	50,000	53,614
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AM (USD), 5.46%, 10/15/49	20,000	20,005
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4 (USD), 5.70%, 12/10/49 (a)	50,000	53,676
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5B (USD), 5.17%, 06/10/44 (a)	30,000	30,017
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM (USD), 5.79%, 06/10/46 (a)	40,000	40,148
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 (USD), 5.81%, 12/10/49 (a)	40,000	43,294
Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5 (USD), 5.43%, 06/26/37 (a)(b)	74,787	75,149
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 25A1 (USD), 5.43%, 07/27/36 (a)(b)	72,167	71,854
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 28A1 (USD), 5.31%, 08/27/37 (a)(b)	34,444	34,233
Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 30A1 (USD), 5.70%, 07/27/37 (a)(b)	75,220	76,854
Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1 (USD), 5.97%, 05/26/37 (a)(b)	75,590	79,012
GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4 (USD), 5.54%, 12/10/49	20,000	20,724
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 (USD), 5.44%, 03/10/39	85,000	90,862
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4 (USD), 5.82%, 06/15/49 (a)	50,000	54,016
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A4 (USD), 5.88%, 02/15/51 (a)	80,000	85,507
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class ASB (USD), 5.83%, 02/15/51 (a)	40,000	43,201

See accompanying notes to financial statements.

2010 Annual Report

17

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
JP Morgan Re-Remic, Series 2009-7, Class 14A1 (USD), 5.66%, 07/27/37 (a)(b)	$75,558	$75,097
JP Morgan Re-Remic, Series 2009-7, Class 17A1 (USD), 6.46%, 07/27/37 (a)(b)	77,197	77,830
JP Morgan Re-Remic, Series 2009-7, Class 1A1 (USD), 5.67%, 08/27/37 (a)(b)	75,710	76,117
JP Morgan Re-Remic, Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/37 (a)(b)	85,475	86,492
JP Morgan Re-Remic, Series 2009-8, Class A1 (USD), 5.37%, 04/20/36 (a)(b)	79,227	80,844
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4 (USD), 4.86%, 08/12/39 (a)	25,000	26,638
Morgan Stanley Capital I, Series 2007-1Q14, Class AAB (USD), 5.65%, 04/15/49 (a)	60,000	64,750
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class 1A6 (USD), 5.50%, 12/25/34	25,467	26,370
Structured Asset Securities Corp., Series 2003-24A, Class 3A2 (USD), 2.52%, 07/25/33 (a)	93,401	92,675
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4 (USD), 5.31%, 11/15/48	30,000	32,510
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM (USD), 5.34%, 11/15/48	20,000	19,339
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB (USD), 5.74%, 06/15/49 (a)	32,000	34,494
		2,381,480
Total Mortgage Backed Securities		2,381,480
CORPORATE BONDS (10.3%)
UNITED STATES (10.3%)
Chemicals (0.4%)
Airgas, Inc. (USD), 7.13%, 10/01/18 (b)	30,000	33,225
Chevron Phillips Chemical Co. LLC (USD), 7.00%, 06/15/14 (b)	45,000	52,238
EI du Pont de Nemours & Co. (USD), 3.63%, 01/15/21	65,000	66,140
		151,603
Commercial Banks (1.6%)
Bank of America Corp.
(USD), 7.38%, 05/15/14	20,000	22,673
(USD), 6.50%, 08/01/16	80,000	89,207
(USD), 6.00%, 09/01/17	20,000	21,519
Citigroup, Inc.
(USD), 6.00%, 12/13/13	120,000	132,731
(USD), 6.01%, 01/15/15	35,000	38,788
(USD), 6.88%, 03/05/38	15,000	16,643
Goldman Sachs Group, Inc.
(USD), 3.70%, 08/01/15	30,000	31,065
(USD), 7.50%, 02/15/19	5,000	6,019
(USD), 6.00%, 06/15/20	45,000	50,009
(USD), 6.75%, 10/01/37	25,000	26,214
JPMorgan Chase & Co.
(USD), 4.95%, 03/25/20	10,000	10,605

	Shares or Principal Amount	Value
(USD), 4.25%, 10/15/20	$90,000	$90,656
Morgan Stanley
(USD), 4.75%, 04/01/14	30,000	31,320
(USD), 7.25%, 04/01/32	30,000	33,704
Wells Fargo & Co., Series I (USD), 3.75%, 10/01/14	49,000	52,415
		653,568
Commercial Services & Supplies (0.0%)
Moody’s Corp. (USD), 5.50%, 09/01/20	18,000	18,544
Computers & Peripherals (0.1%)
Brocade Communications Systems, Inc. (USD), 6.63%, 01/15/18	45,000	47,925
Distribution/Wholesale (0.1%)
Ingram Micro, Inc. (USD), 5.25%, 09/01/17	40,000	42,044
Diversified Financial Services (1.6%)
Blackstone Holdings Finance Co. LLC (USD), 6.63%, 08/15/19 (b)	48,000	50,622
Crown Castle Towers LLC (USD), 6.11%, 01/15/20 (b)	75,000	83,415
ERAC USA Finance LLC (b)
(USD), 6.20%, 11/01/16	45,000	51,319
(USD), 5.25%, 10/01/20	65,000	69,466
General Electric Capital Corp.
(USD), 4.38%, 09/16/20	60,000	60,523
(USD), GMTN, 6.88%, 01/10/39	25,000	28,744
HSBC Finance Corp. (USD), 0.54%, 01/15/14 (a)	100,000	95,048
Merrill Lynch & Co., Inc., MTN (USD), MTN, 6.88%, 04/25/18	60,000	67,341
Raymond James Financial, Inc. (USD), 8.60%, 08/15/19	32,000	38,674
RenRe North America Holdings, Inc. (USD), 5.75%, 03/15/20	40,000	41,570
TECO Finance, Inc. (USD), 4.00%, 03/15/16	45,000	47,438
Utility Contract Funding LLC (USD), 7.94%, 10/01/16 (b)	24,746	26,863
		661,023
Diversified Telecommunication Services (0.3%)
Qwest Corp.
(USD), 7.63%, 06/15/15	40,000	46,100
(USD), 8.38%, 05/01/16	25,000	30,125
SBA Tower Trust (USD), 5.10%, 04/15/17 (b)	55,000	59,158
		135,383
Electric Utilities (1.1%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/35	45,000	45,015
Dominion Resources, Inc., Series 06-B (USD), 6.30%, 09/30/66 (a)	55,000	52,525
Entergy Corp. (USD), 3.63%, 09/15/15	35,000	35,741
FirstEnergy Corp., Series C (USD), 7.38%, 11/15/31	35,000	37,655
Integrys Energy Group, Inc. (USD), 6.11%, 12/01/66 (a)	65,000	60,856
KCP&L Greater Missouri Operations Co. (USD), 11.88%, 07/01/12	20,000	22,999
NiSource Finance Corp. (USD), 5.40%, 07/15/14	40,000	44,782

See accompanying notes to financial statements.

Annual Report 2010

18

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
PPL Capital Funding, Inc., Series A (USD), 6.70%, 03/30/67 (a)	$65,000	$62,400
Sierra Pacific Power Co., Series M (USD), 6.00%, 05/15/16	45,000	52,706
Trans-Allegheny Interstate Line Co. (USD), 4.00%, 01/15/15 (b)	47,000	49,120
Wisconsin Energy Corp., Series A (USD), 6.25%, 05/15/67 (a)	8,000	7,840
		471,639
Energy Equipment & Services (0.5%)
Boardwalk Pipelines LP (USD), 5.75%, 09/15/19	15,000	16,753
DCP Midstream Operating LP (USD), 3.25%, 10/01/15	40,000	40,361
Enterprise Products Operating LLC, Series M (USD), 5.65%, 04/01/13	90,000	98,253
Midcontinent Express Pipeline LLC (USD), 6.70%, 09/15/19 (b)	30,000	33,365
		188,732
Food & Staples (0.2%)
CVS Caremark Corp. (USD), 6.30%, 06/01/37 (a)	105,000	97,388
Food Products (0.1%)
Sara Lee Corp., (USD), 2.75%, 09/15/15	35,000	35,202
Gas Utilities (0.1%)
Florida Gas Transmission Co. LLC (USD), 4.00%, 07/15/15 (b)	40,000	42,370
Health Care Equipment & Supplies (0.3%)
Boston Scientific Corp. (USD), 6.00%, 01/15/20	65,000	71,298
CareFusion Corp. (USD), 5.13%, 08/01/14	45,000	49,874
		121,172
Healthcare Providers & Services (0.1%)
Medco Health Solutions, Inc. (USD), 7.25%, 08/15/13	40,000	46,223
Information Technology Services (0.1%)
Affiliated Computer Services, Inc. (USD), 5.20%, 06/01/15	50,000	54,667
Insurance (0.6%)
CNA Financial Corp. (USD), 5.88%, 08/15/20	20,000	20,460
Metropolitan Life Global Funding I (USD), 2.50%, 09/29/15 (b)	100,000	100,721
Nationwide Mutual Insurance Co. (USD), 9.38%, 08/15/39 (b)	46,000	53,952
Penn Mutual Life Insurance Co. (The)(b)
(USD), 6.65%, 06/15/34	30,000	26,272
(USD), 7.63%, 06/15/40	10,000	9,697
Reinsurance Group of America, Inc. (USD), 6.45%, 11/15/19	39,000	42,765
		253,867
Internet (0.2%)
eBay, Inc. (USD), 3.25%, 10/15/20	40,000	39,418

	Shares or Principal Amount	Value
Expedia, Inc. (USD), 8.50%, 07/01/16	$40,000	$44,200
		83,618
Media (0.5%)
CBS Corp. (USD), 7.88%, 07/30/30	54,000	63,729
NBC Universal, Inc. (b)
(USD), 2.10%, 04/01/14	35,000	35,421
(USD), 5.95%, 04/01/41	30,000	30,638
Viacom, Inc. (USD), 6.88%, 04/30/36	75,000	87,478
		217,266
Metals & Mining (0.2%)
Nucor Corp. (USD), 6.40%, 12/01/37	45,000	51,574
Southern Copper Corp. (USD), 6.75%, 04/16/40	45,000	48,348
		99,922
Miscellaneous Manufactur (0.1%)
Harsco Corp. (USD), 2.70%, 10/15/15	40,000	40,406
Multi-Utilities (0.3%)
CMS Energy Corp. (USD), 6.55%, 07/17/17	65,000	71,396
PNM Resources, Inc. (USD), 9.25%, 05/15/15	45,000	48,712
		120,108
Oil, Gas & Consumable Fuels (0.6%)
Anadarko Petroleum Corp. (USD), 6.38%, 09/15/17	40,000	44,436
ConocoPhillips Holding Co. (USD), 6.95%, 04/15/29	35,000	43,795
Hess Corp. (USD), 5.60%, 02/15/41	35,000	35,718
Pride International, Inc. (USD), 6.88%, 08/15/20	35,000	39,638
Rowan Cos., Inc. (USD), 5.00%, 09/01/17	40,000	41,796
XTO Energy, Inc. (USD), 6.50%, 12/15/18	35,000	44,401
		249,784
Paper & Forest Products (0.4%)
Domtar Corp. (USD), 7.13%, 08/15/15	40,000	43,700
International Paper Co. (USD), 7.95%, 06/15/18	85,000	103,932
		147,632
Real Estate Investment Trust (REIT) (0.2%)
Health Care REIT, Inc.
(USD), 4.70%, 09/15/17	35,000	36,082
(USD), 6.13%, 04/15/20	10,000	10,875
Mack-Cali Realty LP (USD), 7.75%, 08/15/19	25,000	30,113
		77,070
Semiconductors (0.1%)
Broadcom Corp. (USD), 2.38%, 11/01/15 (b)	45,000	45,492
Software (0.1%)
Microsoft Corp. (USD), 0.88%, 09/27/13	40,000	40,116
Specialty Retail (0.2%)
Advance Auto Parts, Inc. (USD), 5.75%, 05/01/20	40,000	43,959
Wal-Mart Stores, Inc. (USD), 3.25%, 10/25/20	40,000	39,598
		83,557

See accompanying notes to financial statements.

2010 Annual Report

19

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Tobacco (0.2%)
Philip Morris International, Inc. (EUR), EMTN, 5.75%, 03/24/16	$50,000	$79,957
		4,306,278
Total Corporate Bonds		4,306,278
COVERED BONDS (2.1%)
ITALY (0.3%)
Commercial Banks (0.3%)
Banca Monte dei Paschi di Siena SpA (EUR), 3.13%, 06/30/15	100,000	138,088
SWEDEN (0.5%)
Commercial Banks (0.5%)
Nordea Hypotek AB (EUR), EMTN, 3.50%, 01/18/17	80,000	115,798
Swedish Covered Bond Corp. (EUR), EMTN, 3.00%, 02/03/15	60,000	85,628
		201,426
UNITED KINGDOM (1.3%)
Commercial Banks (1.0%)
Abbey National Treasury Services PLC (EUR), EMTN, 3.13%, 06/30/14	100,000	140,398
Lloyds TSB Bank PLC (EUR), EMTN, 4.00%, 06/25/18	50,000	69,930
Royal Bank of Scotland PLC (The) (EUR), EMTN, 2.75%, 06/18/13	150,000	209,465
		419,793
Diversified Financial Services (0.3%)
Nationwide Building Society (EUR), EMTN, 3.88%, 12/05/13	100,000	143,896
		563,689
Total Covered Bonds		903,203
FOREIGN NON-GOVERNMENT BONDS (15.1%)
AUSTRALIA (0.3%)
Food Products (0.1%)
Woolworths Ltd. (USD), 2.55%, 09/22/15 (b)	55,000	55,984
Real Estate Management & Development (0.2%)
WT Finance Aust Pty Ltd. (GBP), EMTN, 5.50%, 06/27/17	50,000	86,567
		142,551
BELGIUM (0.3%)
Beverages (0.2%)
Anheuser-Busch InBev NV (EUR), EMTN, 4.00%, 04/26/18	50,000	72,579
Food Products (0.1%)
Delhaize Group SA (USD), 5.70%, 10/01/40 (b)	42,000	41,113
		113,692

	Shares or Principal Amount	Value
CANADA (0.1%)
Diversified Financial Services (0.1%)
Caisse Centrale Desjardins du Quebec (USD), 2.65%, 09/16/15 (b)	$50,000	$50,796
CAYMAN ISLANDS (0.2%)
Computers & Peripherals (0.1%)
Seagate Technology International (USD), 10.00%, 05/01/14 (b)	35,000	42,700
Metals & Mining (0.1%)
Vale Overseas Ltd. (USD), 6.88%, 11/10/39	20,000	22,948
		65,648
DENMARK (0.2%)
Commercial Banks (0.2%)
Danske Bank A/S (EUR), EMTN, 5.38%, 08/18/14 (a)	70,000	98,486
FRANCE (1.8%)
Diversified Telecommunication Services (0.2%)
France Telecom SA, Series 54 (EUR), EMTN, 7.25%, 01/28/13	50,000	77,487
Electric Utilities (0.2%)
EDF SA (EUR), 4.63%, 04/26/30	50,000	71,230
Food & Staples (0.3%)
Casino Guichard Perrachon SA (EUR), EMTN, 6.38%, 04/04/13	100,000	151,059
Government Agency (0.5%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/16 (a)	150,000	194,755
Insurance (0.5%)
AXA SA, Series 21 (EUR), EMTN, 5.78%, 07/06/16 (a)(c)	70,000	90,119
Groupama SA 10/49 (EUR), EMTN, 6.30%, 10/29/49	100,000	114,128
		204,247
Oil, Gas & Consumable Fuels (0.1%)
Total Capital SA (USD), 3.00%, 06/24/15	40,000	42,106
		740,884
GERMANY (0.8%)
Commercial Banks (0.8%)
Commerzbank AG (EUR), EMTN, 4.13%, 09/13/16 (a)	50,000	67,819
IKB Deutsche Industriebank AG (EUR), 2.13%, 09/10/12 (e)	200,000	282,090
		349,909
ITALY (1.2%)
Commercial Banks (0.7%)
Intesa Sanpaolo SpA (EUR), EMTN, 5.00%, 04/28/11	100,000	141,133
UniCredit SpA (EUR), EMTN, 4.88%, 02/12/13	100,000	145,524
		286,657

See accompanying notes to financial statements.

Annual Report 2010

20

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Insurance (0.2%)
Assicurazioni Generali SpA (EUR), EMTN, 5.13%, 09/16/24	$50,000	$73,975
Wireless Telecommunication Services (0.3%)
Telecom Italia Finance SA (EUR), EMTN, 7.75%, 01/24/33	90,000	145,701
		506,333
MEXICO (0.2%)
Diversified Telecommunication Services (0.2%)
America Movil SAB de CV (GBP), 5.75%, 06/28/30	50,000	85,085
NETHERLANDS (0.6%)
Commercial Banks (0.4%)
Fortis Bank Nederland (EUR), EMTN, 3.38%, 05/19/14 (e)	100,000	146,081
Electric Utilities (0.1%)
EDP Finance BV (USD), 6.00%, 02/02/18 (b)	50,000	51,884
Oil, Gas & Consumable Fuels (0.1%)
Shell International Finance BV (USD), 3.10%, 06/28/15	40,000	42,417
		240,382
NEW ZEALAND (0.3%)
Commercial Banks (0.3%)
ANZ National International Ltd. (USD), 6.20%, 07/19/13 (b)	100,000	111,806
NORWAY (0.3%)
Commercial Banks (0.3%)
Terra Boligkreditt, EMTN, (EUR), 2.13%, 08/31/15	100,000	136,916
REPUBLIC OF IRELAND (1.1%)
Commercial Banks (0.4%)
Allied Irish Banks PLC (EUR), EMTN, 5.63%, 11/12/14 (e)	50,000	62,554
Bank of Ireland (EUR), EMTN, 4.63%, 04/08/13 (e)	100,000	131,054
		193,608
Diversified Financial Services (0.7%)
German Postal Pensions Securitisation PLC Series 2 (EUR), 3.38%, 01/18/16	200,000	288,214
		481,822
SPAIN (1.6%)
Commercial Banks (0.8%)
Caja Ahorros de Gipozkoa y San Sebastian (EUR), 4.38%, 11/05/14	100,000	139,662
Caja de Ahorros y Monte de Piedad de Madrid (EUR), 3.50%, 03/14/13	150,000	208,198
		347,860
Electric Utilities (0.3%)
Iberdrola Finanzas SAU (EUR), EMTN, 3.50%, 10/13/16	100,000	138,064

	Shares or Principal Amount	Value
Insurance (0.3%)
Mapfre SA (EUR), 5.92%, 07/24/37 (a)	$100,000	$122,166
Wireless Telecommunication Services (0.2%)
Telefonica Emisiones SAU (EUR), EMTN, 5.50%, 04/01/16	50,000	76,355
		684,445
SUPRANATIONAL (0.2%)
Supranational (0.2%)
European Investment Bank (EUR), EMTN, 4.00%, 04/15/30	50,000	75,618
SWEDEN (1.0%)
Commercial Banks (1.0%)
Nordea Bank AB (EUR), EMTN, 6.25%, 09/10/18 (a)	100,000	152,410
Skandinaviska Enskilda Banken AB
(GBP), 6.63%, 07/09/14	100,000	180,029
(EUR), 2.63%, 10/16/17	50,000	68,425
		400,864
UNITED KINGDOM (4.0%)
Commercial Banks (2.3%)
Abbey National Treasury Services PLC, EMTN, (EUR), 3.63%, 10/05/17	100,000	138,566
Barclays Bank PLC (GBP), EMTN, 8.25%, 12/15/18 (a)(c)	70,000	121,418
HSBC Capital Funding LP/Jersey Channel Islands (EUR), 5.37%, 03/24/14 (a)(c)	50,000	68,546
Lloyds, TSB Bank PLC
(EUR), EMTN, 6.50%, 03/24/20	50,000	73,204
(EUR), EMTN, 4.00%, 09/29/20	100,000	137,619
Royal Bank of Scotland Group PLC (EUR), EMTN, 5.25%, 05/15/13	100,000	145,822
Royal Bank of Scotland PLC (The)
(EUR), EMTN, 6.93%, 04/09/18	50,000	74,802
(EUR), EMTN, 3.88%, 10/19/20	100,000	136,584
Standard Chartered Bank (EUR), EMTN, 5.88%, 09/26/17	50,000	77,701
		974,262
Diversified Financial Services (0.8%)
Coventry Building Society (GBP), EMTN, 2.00%, 04/05/12 (e)	100,000	162,307
Nationwide Building Society
(EUR),EMTN, 3.75%, 01/20/15	50,000	70,197
(EUR), 6.75%, 07/22/20	60,000	88,152
		320,656
Food & Staples (0.4%)
Tesco PLC (EUR), EMTN, 5.88%, 09/12/16	100,000	163,308
Insurance (0.2%)
Aviva PLC (EUR), 5.70%, 09/29/15 (a)(c)	80,000	104,664
Oil, Gas & Consumable Fuels (0.1%)
BP Capital Markets PLC (USD), 4.50%, 10/01/20	40,000	41,433

See accompanying notes to financial statements.

2010 Annual Report

21

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Water Utility (0.2%)
United Utilities Water PLC (EUR), EMTN, 4.25%, 01/24/20	$60,000	$86,301
		1,690,624
UNITED STATES (0.9%)
Commercial Banks (0.7%)
Bank of America Corp., Series 169 (EUR), EMTN, 4.75%, 05/23/17 (a)	50,000	67,001
Citigroup, Inc. (EUR), EMTN, 7.38%, 09/04/19	50,000	80,908
SG Capital Trust III (EUR), 5.42%, 11/10/13 (a)(c)	100,000	136,049
		283,958
Specialty Retail (0.2%)
Wal-Mart Stores, Inc. (EUR), 4.88%, 09/21/29	50,000	77,567
		361,525
Total Foreign Non-Government Bonds		6,337,386
MUNICIPAL BONDS (0.8%)
UNITED STATES (0.8%)
California (0.1%)
Bay Area Toll Authority California Revenue Bonds (Build America Bonds) (USD), 7.04%, 04/01/50	25,000	26,209
San Diego County California Regional Transportation Commission Sales Tax Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/48	15,000	15,000
		41,209
District of Columbia (0.1%)
District of Columbia Water & Sewer Authority Public Utility Revenue Bonds (Build America Bonds) (USD), 5.52%, 10/01/44	45,000	44,587
Georgia (0.1%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/57	55,000	56,496
Illinois (0.3%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/40	55,000	52,938
Illinois State Toll Highway Authority Revenue Bonds (Build America Bonds) (USD), 5.85%, 12/01/34	55,000	54,738
		107,676
New York (0.2%)
Metropolitan Transportation Authority Revenue Bonds (Build America Bonds) (USD), 6.09%, 11/15/40	55,000	56,097
New York City Municipal Water Finance Authority Water & Sewer Revenue (Build America Bonds) (USD), 5.44%, 06/15/43	40,000	39,957
		96,054
Total Municipal Bonds		346,022

	Shares or Principal Amount	Value
OTHER DOMESTIC GOVERNMENT BONDS (36.1%)
AUSTRALIA (0.6%)
Australia Government Bond, Series 120 (AUD), 6.00%, 02/15/17	$265,000	$271,786
AUSTRIA (0.4%)
Austria Government Bond, Series 976 (EUR), 6.25%, 07/15/27	90,000	171,948
BELGIUM (0.6%)
Belgium Government Bond, Series 48 (EUR), 4.00%, 03/28/22	160,000	234,606
CANADA (2.3%)
Canadian Government Bond
(CAD), 5.00%, 06/01/14	425,000	464,462
(CAD), 4.00%, 06/01/17	150,000	162,132
Canadian Government Bond, Series WL43 (CAD), 5.75%, 06/01/29	260,000	338,997
		965,591
DENMARK (0.2%)
Denmark Government Bond (DKK), 4.50%, 11/15/39	300,000	72,116
FINLAND (0.7%)
Finnish Government Bond (EUR), 4.00%, 07/04/25	190,000	293,232
FRANCE (0.6%)
France Government Bond OAT (EUR), 3.75%, 10/25/19	170,000	254,735
GERMANY (2.7%)
Bundesobligation, Series 151 (EUR), 4.25%, 10/12/12	95,000	140,406
Bundesobligation, Series 154 (EUR), 2.25%, 04/11/14	60,000	86,205
Bundesobligation, Series 158 (EUR), 1.75%, 10/09/15	50,000	69,698
Bundesrepublik Deutschland (EUR), 3.00%, 07/04/20	280,000	405,678
Bundesrepublik Deutschland, Series 03
(EUR), 3.75%, 07/04/13	20,000	29,731
(EUR), 4.25%, 01/04/14	118,000	179,370
Bundesrepublik Deutschland, Series 06 (EUR), 4.00%, 07/04/16	5,000	7,736
Bundesrepublik Deutschland, Series 07 (EUR), 4.25%, 07/04/39	50,000	85,548
State of Baden-Wurttemberg, Series 87 (EUR), 3.25%, 01/22/14	100,000	145,417
		1,149,789
ITALY (4.1%)
Buoni Poliennali Del Tesoro
(EUR), 4.00%, 04/15/12	480,000	688,734
(EUR), 4.25%, 09/01/19	375,000	541,910
(EUR), 5.00%, 09/01/40	330,000	475,966
		1,706,610

See accompanying notes to financial statements.

Annual Report 2010

22

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
JAPAN (14.1%)
Japan Government 10 Year Bond, Series 275 (JPY), 1.40%, 12/20/15	$70,000,000	$917,561
Japan Government 10 Year Bond, Series 297 (JPY), 1.40%, 12/20/18	33,000,000	435,211
Japan Government 20 Year Bond, Series 62 (JPY), 0.80%, 06/20/23	115,000,000	1,347,565
Japan Government 30 Year Bond, Series 10 (JPY), 1.10%, 03/20/33	30,000,000	318,842
Japan Government 30 Year Bond, Series 30 (JPY), 2.30%, 03/20/39	25,000,000	332,617
Japan Government 5 Year Bond, Series 81 (JPY), 0.80%, 03/20/14	204,000,000	2,587,502
		5,939,298
NETHERLANDS (1.9%)
Netherlands Government Bond
(EUR), 4.50%, 07/15/17	210,000	332,200
(EUR), 3.50%, 07/15/20	250,000	370,330
(EUR), 3.75%, 01/15/42	60,000	93,967
		796,497
POLAND (0.3%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/15	310,000	109,924
REPUBLIC OF IRELAND (0.2%)
Ireland Government Bond (EUR), 5.90%, 10/18/19	74,000	96,532
SINGAPORE (2.9%)
Singapore Government Bond (SGD), 3.63%, 07/01/14	1,400,000	1,198,356
SPAIN (0.5%)
Instituto de Credito Oficial, EMTN, (GBP), 4.50%, 03/07/13 (e)	20,000	32,924
Spain Government Bond (EUR), 3.15%, 01/31/16	130,000	179,025
		211,949
SWEDEN (0.8%)
Swedish Government Bond, Series 1046 (SEK), 5.50%, 10/08/12	2,100,000	338,218
UNITED KINGDOM (3.2%)
United Kingdom Treasury Gilt
(GBP), 2.75%, 01/22/15	270,000	452,332
(GBP), 5.00%, 03/07/25	130,000	239,172
(GBP), 4.25%, 03/07/36	300,000	489,863
(GBP), 4.25%, 12/07/49	110,000	179,317
		1,360,684
Total Other Domestic Government Bonds		15,171,871
U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (10.9%)
UNITED STATES (10.9%)
Federal Home Loan Mortgage Corp., Pool # 1J0867 (USD), 5.26%, 01/01/38 (a)	64,011	67,290

	Shares or Principal Amount	Value
Federal Home Loan Mortgage Corp., Pool # C91293 (USD), 5.00%, 03/01/30	$104,823	$111,526
Federal Home Loan Mortgage Corp., Pool # G13774 (USD), 5.50%, 12/01/20	77,371	84,123
Federal Home Loan Mortgage Corp., Series 2 (USD), 3.00%, 12/30/14	40,000	40,193
Federal Home Loan Mortgage Corp., Series 2751, Class NE (USD), 5.00%, 06/15/32	130,000	141,036
Federal Home Loan Mortgage Corp., Series 2754, Class PD (USD), 5.00%, 11/15/32	65,000	70,661
Federal Home Loan Mortgage Corp., Series 2759, Class GD (USD), 5.00%, 07/15/32	30,000	32,496
Federal Home Loan Mortgage Corp., Series 2827, Class TE (USD), 5.00%, 04/15/33	85,000	92,802
Federal Home Loan Mortgage Corp., Series 2836, Class EG (USD), 5.00%, 12/15/32	85,000	92,446
Federal Home Loan Mortgage Corp., Series 2844, Class PD (USD), 5.00%, 12/15/32	55,000	59,825
Federal Home Loan Mortgage Corp., Series 2864, Class PE (USD), 5.00%, 06/15/33	85,000	93,115
Federal Home Loan Mortgage Corp., Series 2902, Class QE (USD), 5.50%, 06/15/33	75,000	82,313
Federal Home Loan Mortgage Corp., Series 2931, Class JE (USD), 5.00%, 03/15/33	95,000	103,708
Federal Home Loan Mortgage Corp., Series 2941, Class XD (USD), 5.00%, 05/15/33	130,000	141,093
Federal Home Loan Mortgage Corp., Series 2968, Class MD (USD), 5.50%, 12/15/33	105,000	114,991
Federal Home Loan Mortgage Corp., Series 2987, Class KG (USD), 5.00%, 12/15/34	30,000	32,747
Federal Home Loan Mortgage Corp., Series 3017, Class MK (USD), 5.00%, 12/15/34	85,000	92,644
Federal Home Loan Mortgage Corp., Series 3036, Class ND (USD), 5.00%, 05/15/34	105,000	114,878
Federal Home Loan Mortgage Corp., Series 3074, Class WJ (USD), 5.00%, 10/15/34	85,000	93,026
Federal Home Loan Mortgage Corp., Series 3113, Class QD (USD), 5.00%, 06/15/34	110,000	119,832
Federal Home Loan Mortgage Corp., Series 3211, Class HC (USD), 6.00%, 11/15/32	20,000	21,443
Federal Home Loan Mortgage Corp., Series 3659, Class BD (USD), 5.00%, 01/15/37	30,000	32,811
Federal Home Loan Mortgage Corp., Series 3659, Class VG (USD), 5.00%, 09/15/34	45,000	49,656
Federal Home Loan Mortgage Corp., Series 3677, Class KB (USD), 4.50%, 05/15/40	55,000	59,880
Federal Home Loan Mortgage Corp., Series 3706, Class AB (USD), 3.50%, 07/15/20	53,303	55,852
Federal Home Loan Mortgage Corp., Series 3722, Class DW (USD), 4.00%, 09/15/30	70,000	72,136
Federal Home Loan Mortgage Corp., Series 3735, Class DW (USD), 4.00%, 10/15/30	70,000	72,158
Federal Home Loan Mortgage Corp., TBA 30yr (USD), 3.50%, 11/01/40	90,000	90,436
Federal National Mortgage Association
(USD), 0.75%, 12/18/13	155,000	155,242
(USD), 2.75%, 12/29/14	40,000	40,156
(USD), 1.63%, 10/26/15	6,000	6,057

See accompanying notes to financial statements.

2010 Annual Report

23

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Federal National Mortgage Association, Pool # 685200 (USD), 5.00%, 03/01/18	$146,674	$157,771
Federal National Mortgage Association, Pool # 868691 (USD), 6.00%, 04/01/36	97,272	105,959
Federal National Mortgage Association, Pool # 888367 (USD), 7.00%, 03/01/37	51,955	58,517
Federal National Mortgage Association, Pool # 890101 (USD), 6.00%, 02/01/39	37,857	41,451
Federal National Mortgage Association, Pool # 890206 (USD), 5.50%, 10/01/21	86,195	93,865
Federal National Mortgage Association, Pool # 890234 (USD), 6.00%, 10/01/38	74,889	81,882
Federal National Mortgage Association, Pool # 930768 (USD), 4.00%, 03/01/29	56,749	59,241
Federal National Mortgage Association, Pool # 950300 (USD), 6.00%, 08/01/37	41,300	45,272
Federal National Mortgage Association, Pool # 959642 (USD), 6.00%, 11/01/37	38,005	41,612
Federal National Mortgage Association, Pool # 960128 (USD), 6.00%, 11/01/37	51,620	56,134
Federal National Mortgage Association, Pool # 966202 (USD), 6.00%, 12/01/37	78,471	85,332
Federal National Mortgage Association, Pool # 995228 (USD), 6.50%, 11/01/38	74,441	82,880
Federal National Mortgage Association, Pool # AE1589 (USD), 4.50%, 10/01/40	44,941	47,219
Federal National Mortgage Association, Pool # AE4935 (USD), 4.50%, 09/01/40	34,956	36,728
Federal National Mortgage Association, Pool #995199 (USD), 6.00%, 05/01/37	46,720	51,214
Federal National Mortgage Association, Pool #AE5656 (USD), 4.00%, 10/01/40	54,956	56,711
Federal National Mortgage Association, Series 2003-86, Class OE (USD), 5.00%, 03/25/32	85,000	90,624
Federal National Mortgage Association, Series 2005 12, Class JE (USD), 5.00%, 09/25/33	60,000	65,512
Federal National Mortgage Association, Series 2005-101, Class ND (USD), 5.00%, 06/25/34	130,000	141,765
Federal National Mortgage Association, Series 2006-63, Class QE (USD), 5.50%, 11/25/32	110,000	117,131
Federal National Mortgage Association, Series 2006-65, Class TE (USD), 5.50%, 05/25/35	80,000	89,118
Federal National Mortgage Association, Series 2009-85, Class LC (USD), 4.50%, 10/25/49	30,000	32,507
Federal National Mortgage Association, Series 2009-86, Class PC (USD), 5.00%, 03/25/37	130,000	142,138
Federal National Mortgage Association, Series 2010-87, Class HD (USD), 4.00%, 03/25/25	59,005	62,511
Federal National Mortgage Association, TBA 30yr
(USD), 4.00%, 11/01/40	95,000	97,939
(USD), 6.50%, 11/01/40	100,000	110,344
Government National Mortgage Association, Series 2009-13, Class ND (USD), 4.50%, 02/16/33	19,771	20,862
Government National Mortgage Association, Series 2010-7, Class EA (USD), 5.00%, 06/16/38	55,000	60,594
Total U.S. Government Mortgage Backed Agencies		4,569,405

	Shares or Principal Amount	Value
U.S. TREASURY OBLIGATIONS (9.0%)
UNITED STATES (9.0%)
U.S. Treasury Bonds
(USD), 3.50%, 05/15/20	$417,000	$449,743
(USD), 2.63%, 08/15/20	55,000	55,052
(USD), 7.50%, 11/15/24	39,000	58,128
(USD), 4.38%, 05/15/40	237,000	252,443
U.S. Treasury Notes
(USD), 0.38%, 09/30/12	1,285,000	1,285,903
(USD), 1.38%, 02/15/13	73,000	74,614
(USD), 0.50%, 10/15/13	319,000	318,975
(USD), 1.25%, 09/30/15	189,000	189,886
(USD), 1.88%, 10/31/17	1,075,000	1,072,985
Total U.S. Treasury Obligations		3,757,729
U.S. GOVERNMENT AGENCIES (0.1%)
UNITED STATES (0.1%)
Tennessee Valley Authority (USD), 4.63%, 09/15/60	29,000	29,099
Total U.S. Government Agencies		29,099
YANKEE DOLLARS (0.9%)
CANADA (0.3%)
Energy Equipment & Services (0.1%)
TransCanada PipeLines Ltd. (USD), 3.80%, 10/01/20	45,000	46,373
Metals & Mining (0.1%)
Teck Resources Ltd. (USD), 6.00%, 08/15/40	20,000	20,862
Oil, Gas & Consumable Fuels (0.1%)
Petro-Canada (USD), 6.05%, 05/15/18	45,000	53,049
		120,284
CAYMAN ISLANDS (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Noble Holding International Ltd. 08/20 (USD), 4.90%, 08/01/20	40,000	44,053
HONG KONG (0.2%)
Commercial Services & Supplies (0.2%)
Hutchison Whampoa International 09/16 Ltd. (USD), 4.63%, 09/11/15 (b)	90,000	97,355
LUXEMBOURG (0.2%)
Electric Utilities (0.2%)
ENEL Finance International SA (USD), 5.70%, 01/15/13 (b)	75,000	81,274
UNITED KINGDOM (0.1%)
Electric Utilities (0.1%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/17 (b)	25,000	28,957
Total Yankee Dollars		371,923

See accompanying notes to financial statements.

Annual Report 2010

24

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
U.S. TREASURY BILLS (0.6%)
UNITED STATES (0.6%)
U.S. Treasury Bill (USD), 0.00%, 04/14/11	$258,000	$257,815
Total U.S. Treasury Bills		257,815
REPURCHASE AGREEMENT (5.5%)
UNITED STATES (5.5%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $2,292,021, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $2,337,908	2,292,000	2,292,000
Total Repurchase Agreement		2,292,000
Total Investments (Cost $40,131,524) (d)—100.5%		42,166,525

Liabilities in excess of other assets—(0.5)%		(201,681)
Net Assets—100.0%		$41,964,844

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2010.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
(e)	This security is government guaranteed.
AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech Koruna
DKK	Danish Kroner
EMTN	Euro Medium Term Note
EUR	Euro
GBP	British Pound
GMTN	Global Medium Term Note
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
THB	Thai Baht
TWD	New Taiwanese Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

2010 Annual Report

25

Statement of Investments (continued)

October 31, 2010

Aberdeen Global Fixed Income Fund

At October 31, 2010, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
German Euro Bond Future	Credit Suisse	4	12/08/10	$(7,744)
Japan Government 10 Year Bond Mini Future	Credit Suisse	9	12/08/10	18,341
UK Long Gilt Bond Future	Credit Suisse	(3)	12/29/10	5,716
				$16,313

At October 31, 2010, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase/Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar/United States Dollar 01/21/11	UBS AG	CAD	62,000	USD	60,591	$60,674	$83
Czech Koruna/United States Dollar 01/21/11	UBS AG	CZK	950,000	USD	53,714	53,631	(83)
Danish Krone/United States Dollar 01/21/11	UBS AG	DKK	769,000	USD	143,257	143,418	161
Euro/United States Dollar 01/21/11	UBS AG	EUR	480,000	USD	666,504	667,349	845
Hungarian Forint/United States Dollar 01/21/11	UBS AG	HUF	9,260,000	USD	46,064	47,028	964
Japanese Yen/United States Dollar 01/21/11	UBS AG	JPY	135,695,000	USD	1,671,491	1,687,639	16,148
Malaysian Ringgit/United States Dollar 12/03/10	Royal Bank of Scotland	MYR	280,000	USD	88,861	90,209	1,348
Mexican Peso/United States Dollar 01/21/11	State Street	MXN	7,085,000	USD	563,026	570,589	7,563
New Taiwan Dollar/United States Dollar 12/03/10	JPMorgan Chase	TWD	5,420,000	USD	169,773	177,391	7,618
Norwegian Krone/United States Dollar 01/21/11	State Street	NOK	321,000	USD	54,535	54,585	50
Polish Zloty/United States Dollar 01/21/11	State Street	PLN	60,000	USD	21,130	20,932	(198)
South African Rand/United States Dollar 01/21/11	State Street	ZAR	640,000	USD	91,803	90,278	(1,525)
South Korean Won/United States Dollar 12/03/10	Royal Bank of Canada	KRW	465,000,000	USD	385,062	413,166	28,104
						4,076,889	61,078

See accompanying notes to financial statements.

Annual Report 2010

26

Statement of Investments (concluded)

October 31, 2010

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 01/21/11	UBS AG	USD	709,349	AUD	727,000	705,228	4,121
United States Dollar/Chilean Peso 12/03/10	Royal Bank of Canada	USD	414,345	CLP	209,141,000	426,643	(12,298)
United States Dollar/Euro 01/21/11	Morgan Stanley	USD	133,613	EUR	96,000	133,470	143
United States Dollar/New Zealand Dollar 01/21/11	State Street	USD	409,237	NZD	547,000	414,296	(5,059)
United States Dollar/Singapore Dollar 01/21/11	State Street	USD	1,074,798	SGD	1,399,000	1,080,977	(6,179)
United States Dollar/Swedish Krona 01/21/11	State Street	USD	960,393	SEK	6,427,000	959,623	770
United States Dollar/Swiss Franc 01/21/11	UBS AG	USD	598,233	CHF	573,000	582,669	15,564
						$4,302,906	$(2,938)

At October 31, 2010, the Fund’s open forward foreign cross currency exchange contracts were as follows:

Purchase/Sale Settlement Date	Counterparty		Amount Purchased		Amount Sold	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Euro/Swedish Krona 01/21/11	Citibank	EUR	283,569	SEK	2,641,000	$392,814	$392,731	$(83)
Swiss Franc/Euro 01/21/11	UBS AG	CHF	432,000	EUR	317,408	435,989	433,984	(2,005)
							$826,715	$(2,088)

See accompanying notes to financial statements.

2010 Annual Report

27

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at NAV) returned 6.64% for the annual period ended October 31, 2010, versus the 7.78% return of its benchmark, the Barclays Capital Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 257 funds) was 7.64% for the period.

The annual period brought multiple challenges to the municipal market, coupled with opportunities to be found amid those challenges. Media attention regarding the state of municipalities’ finances increased throughout the year, as did concerns regarding the creditworthiness of specific issuers. Market participants began to focus heavily on understanding the revenue streams behind the bonds in their portfolios. Despite this backdrop, municipal securities performed very well during the annual period. Municipal supply grew overall, but the breakdown between tax-exempt and taxable issuance represented one of the main stories of interest in the market. Traditional tax-exempt issuance dropped dramatically, by approximately 15% from January to October 2010 versus the same period a year earlier while taxable issuance increased by more than 70%. The decrease in tax-exempt issuance played a fundamental role in the overall downward direction of yields, with traditional municipal investors discovering increasingly limited opportunities to put money to work as supply continued to decrease over the annual period. The shift toward increased taxable issuance was a result of the Build America Bond program instituted as part of the American Recovery and Reinvestment Act of 2009. Municipal bonds rallied further on growing demand throughout the market for tax-exempt income amid expectations of higher personal income tax rates. This supply-and-demand dynamic pressured yields during the period, leading the municipal yield curve to set new all-time lows in August and September, although yields since increased from those lows toward the end of the period,

The primary detractors from the Fund’s performance relative to its benchmark, the Barclays Capital Municipal Bond Index, for the annual period were holdings in longer-duration higher-quality issues. As yields dropped throughout the annual period investors began reaching for yield by moving down the credit spectrum, causing credit spreads between higher- and lower-quality bonds to narrow. This resulted in faster price appreciation of lower-grade credits when compared with high-grade securities of similar maturities.

The Fund’s shorter-term high-grade positions, particularly the prerefunded bonds, performed well over the annual period and contributed the most positive relative returns. Additionally, the lack of bond refundings during the period reduced the overall supply of prerefunded bonds, enhancing the valuations of the Fund’s holdings in these securities.

As credit spreads narrowed during the reporting period, Fund management restructured the overall portfolio holdings by selling relatively weaker-performing credits in the healthcare and tobacco sectors and replacing them with more defensive positions in general obligation bonds, as well as those backed by higher education revenues. This helped reinforce the Fund’s objective of capital preservation and current income-generation.

As the media continue to report on the fiscal challenges faced by state and local governments, Fund management anticipates that differentiation among issuers may unfold and the market might experience some credit spread-widening. Additionally, in the management team’s view, the potential expiration of the Build America Bond program at the end of calendar year 2010 may result in a surge of bond issuance in the near future. Fund management believes that high-grade credits will fare best in this kind of environment. Management also feels that independent credit research and analysis on issuers is essential in this market, as bonds with similar ratings may trade very differently due to credit risks specific to one and not the other. Consequently, the Fund’s holdings are currently concentrated in investment-grade general obligation, pre-refunded and education revenue issues. The latter sector includes both higher education and public education bonds.

Portfolio Management:

Credit Suisse Asset Management, LLC, subadviser: Lori A. Cohane

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate risk, credit risk, prepayment and call risk.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

28

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.64%	4.08%	4.66%
	w/SC4	2.08%	3.18%	4.20%
Class B2	w/o SC	5.85%	3.31%	3.93%
	w/SC5	0.85%	2.96%	3.93%
Class C3,8	w/o SC	5.77%	3.30%	3.88%
	w/SC6	4.77%	3.30%	3.88%
Class D	w/o SC	6.91%	4.34%	4.94%
	w/SC7	2.14%	3.40%	4.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns presented for the Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the “Tax-Free Predecessor Fund”). The Fund and the Tax-Free Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns prior to the introduction of Class B shares (September 4, 2003) is based on the performance of the Tax-Free Predecessor Fund’s Class X shares. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class B shares would have produced because all classes invest in the same portfolio of securities.
3	Returns prior to the introduction of Class C shares (September 4, 2003) is based on the performance of the Tax-Free Predecessor Fund’s Class D shares through March 1, 2001 and the Tax-Free Predecessor Fund’s Class Y shares from March 2, 2001 through September 4, 2003. Excluding the effects of any fee waivers or reimbursements, this performance is substantially similar to what Class C shares would have produced because all classes invest in the same portfolio of securities.
4	A 4.25% front-end sales charge was deducted.
5	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5% during the 1st year and declines to 0% after 6 years and is not deducted from returns after 6 years.
6	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
7	A 4.50% front-end sales charge was deducted.
8	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.

2010 Annual Report

29

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class D shares of the Aberdeen Tax-Free Income Fund, the Barclays Capital Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital Municipal Bond Index is an unmanaged index of municipal bonds that gives a broad look at how the prices of municipal bonds have performed. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Municipal Bonds	98.1%
Repurchase Agreement	0.7%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B	5.4%
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity	5.1%
Pennsylvania Turnpike Commission Revenue Bonds, Series A	3.8%
University of California Revenue Bonds, Series Q	3.0%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund)	2.3%
State of Michigan General Obligation Unlimited Bonds, (Environmental Protection Program), Partially Prerefunded	2.3%
Oneida County Industrial Development Agency Revenue Bonds, (Hamilton College Civic Facilities)	2.3%
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity	2.2%
California State University Revenue Bonds, Series A	2.2%
Municipal Electric Authority of Georgia Revenue Bonds, Series V	2.1%
Other	69.3%
100.0%

Top States
Texas	25.0%
California	11.6%
New York	9.7%
Massachusetts	8.9%
Washington	6.7%
Pennsylvania	5.5%
Indiana	5.1%
Georgia	4.3%
New Jersey	3.5%
Michigan	3.1%
Other	16.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreement included as part of Other.

2010 Annual Report

30

Statement of Investments

October 31, 2010

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (98.1%)
ALABAMA (2.8%)
Auburn University Revenue Bonds, Prerefunded, Series A, 5.50%, 06/01/18	$1,685,000	$1,735,432
City of Birmingham Revenue Bonds, Warrants, Series A, 4.75%, 01/01/29	1,750,000	1,750,140
		3,485,572
ARIZONA (1.7%)
City of Tempe General Obligation Unlimited Bonds, 5.00%, 07/01/22	1,900,000	2,127,924
CALIFORNIA (11.6%)
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/39	1,000,000	1,074,140
California State University Revenue Bonds, Series A, 5.00%, 11/01/30	2,600,000	2,712,502
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/25	1,000,000	1,134,170
Los Angeles County Sanitation Districts Financing Authority Revenue Bonds (Capital Project), Series A, 5.00%, 10/01/22	1,300,000	1,428,726
Portola Valley School District General Obligation Unlimited Bonds, 5.00%, 08/01/29	1,000,000	1,108,940
State of California General Obligation Unlimited Bonds, 5.00%, 03/01/26	2,000,000	2,071,700
State of California General Obligation Unlimited Bonds, Series A, 5.00%, 07/01/22	1,100,000	1,198,164
University of California Revenue Bonds, Series Q, 5.25%, 05/15/29	3,320,000	3,670,825
		14,399,167
CONNECTICUT (2.5%)
City of Harford General Obligation Unlimited Bonds, Series A,
5.00%, 08/15/15	100,000	116,145
5.00%, 08/15/16	1,870,000	2,193,865
University of Connecticut Revenue Bonds (Student Fee), Series A, 5.00%, 11/15/25	700,000	786,478
		3,096,488
GEORGIA (4.3%)
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/21	500,000	580,695
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/28	100,000	111,515
Georgia Local Government Certificate of Participation, (Grantor Trust), Series A, 4.75%, 06/01/28	955,000	924,001
Municipal Electric Authority of Georgia Revenue Bonds, Escrowed to Maturity, Series V, 6.60%, 01/01/18	465,000	570,643
Municipal Electric Authority of Georgia Revenue Bonds, Prerefunded, Series V, 6.60%, 01/01/18	55,000	65,159
Municipal Electric Authority of Georgia Revenue Bonds, Series V, 6.60%, 01/01/18	2,230,000	2,643,933

	Shares or Principal Amount	Value
Private College & Universities Authority Revenue Bonds (Emory University Project), Series C, 5.00%, 09/01/17	$380,000	$452,139
		5,348,085
ILLINOIS (2.0%)
Illinois Finance Authority Revenue Bonds (University of Chicago), Series A, 5.00%, 07/01/27	1,165,000	1,245,583
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/27	1,000,000	1,194,060
		2,439,643
INDIANA (5.1%)
Indiana Toll Road Commission Revenue Bonds, Escrowed to Maturity, 9.00%, 01/01/15	5,335,000	6,287,564
LOUISIANA (0.5%)
East Baton Rouge Parish Sales Tax Revenue Bonds, (Road & Street Improvement), 5.00%, 08/01/24	540,000	599,675
MASSACHUSETTS (8.9%)
Commonwealth of Massachusetts General Obligation Limited Bond, Series D, 5.50%, 08/01/19	1,000,000	1,229,880
Commonwealth of Massachusetts General Obligation Unlimited Bonds, Series D,
5.50%, 10/01/16	1,000,000	1,212,200
5.50%, 10/01/18	2,000,000	2,460,460
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Amherst College), Series K-2, 2.75%, 11/01/38 (a)	1,000,000	1,023,170
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Harvard University), Series A, 5.00%, 12/15/29	2,000,000	2,243,980
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Massachusetts Institute of Technology), Series A, 5.00%, 07/01/38	1,000,000	1,069,980
Massachusetts Health & Educational Facilities Authority Revenue Bonds (Tufts University), Series M, 5.25%, 02/15/22	1,500,000	1,806,600
		11,046,270
MICHIGAN (3.1%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/20	900,000	1,006,650
State of Michigan General Obligation Unlimited Bonds, (Environmental Protection Program), Partially Prerefunded, 6.25%, 11/01/12	2,715,000	2,838,451
		3,845,101
MINNESOTA (0.5%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/29	500,000	556,330

See accompanying notes to financial statements.

2010 Annual Report

31

Statement of Investments (continued)

October 31, 2010

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MISSISSIPPI (0.9%)
Mississippi Development Bank Special Obligation Revenue Bonds (Jackson Public School District), 5.50%, 04/01/22	$1,000,000	$1,149,230
New Hampshire (1.8%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/39	1,000,000	1,094,540
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/23	1,000,000	1,104,900
		2,199,440
NEW JERSEY (3.5%)
New Jersey Economic Development Authority Revenue Bonds, Series BB, 5.25%, 09/01/24	2,000,000	2,182,740
New Jersey State Turnpike Authority Revenue Bonds, Escrowed to Maturity, Series C, 6.50%, 01/01/16	790,000	911,494
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,184,310
		4,278,544
NEW YORK (9.7%)
Nassau County Generation Obligation Unlimited Bonds, Series F, 5.00%, 10/01/17	750,000	890,820
New York City Transitional Finance Authority Revenue Bonds, Series D, 5.00%, 02/01/23	2,000,000	2,141,940
New York Local Government Assistance Corp. Revenue Bonds, Series E, 6.00%, 04/01/14	965,000	1,078,716
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/39	2,500,000	2,595,975
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/23	1,160,000	1,367,872
Oneida County Industrial Development Agency Revenue Bonds, (Hamilton College Civic Facilities), 5.00%, 09/15/27	2,565,000	2,810,855
Tompkins County Industrial Development Agency (Cornell University Civic Facilities), 5.25%, 07/01/30	1,000,000	1,120,580
		12,006,758
NORTH CAROLINA (0.3%)
North Carolina Housing Finance Agency Revenue Bonds, (Single Family), Series AA, 6.25%, 03/01/17	325,000	325,023
PENNSYLVANIA (5.5%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/19	800,000	954,728
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/29	4,100,000	4,717,173

	Shares or Principal Amount	Value
Unionville-Chadds Ford School District General Obligation Limited Bonds, Series A, 5.00%, 06/01/22	$1,000,000	$1,146,990
		6,818,891
SOUTH CAROLINA (1.7%)
City of Greenville Revenue Bonds, Prerefunded, 5.25%, 02/01/16	1,685,000	1,787,650
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/30	350,000	376,464
		2,164,114
TEXAS (25.0%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/30	1,575,000	1,706,418
City of Houston General Obligation Limited Bonds (Public Improvement), Series A-1, 5.00%, 03/01/19	2,000,000	2,159,020
City of Houston Revenue Bonds, Series A, 5.25%, 05/15/20	1,500,000	1,668,210
City of San Antonio Revenue Bonds, 5.00%, 05/15/25	1,000,000	1,050,670
City of Wichita Falls Revenue Bonds, Prerefunded, 5.375%, 08/01/19	2,000,000	2,074,480
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/36	2,000,000	2,088,240
Fort Bend Independent School District General Obligation Unlimited Bonds, Escrowed to Maturity, 5.00%, 02/15/18	2,300,000	2,781,022
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Escrowed to Maturity, Series B, 5.75%, 07/01/27	5,325,000	6,644,056
Lower Colorado River Authority Revenue Bonds, Escrowed to Maturity, Series B, 6.00%, 01/01/17	1,245,000	1,542,057
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/20	2,500,000	2,869,650
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/18	1,050,000	1,276,023
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/27	1,500,000	1,642,590
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/25	2,065,000	2,329,113
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/28	1,000,000	1,095,100
		30,926,649
WASHINGTON (6.7%)
City of Seattle Revenue Bonds,
4.50%, 08/01/19	1,000,000	1,075,860
5.00%, 02/01/26	1,000,000	1,101,250
County of King General Obligation Limited Bonds, 5.00%, 01/01/25	2,000,000	2,220,580

See accompanying notes to financial statements.

Annual Report 2010

32

Statement of Investments (concluded)

October 31, 2010

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
State of Washington General Obligation Unlimited Bonds, Series C, 5.00%, 01/01/26	$200,000	$220,714
State of Washington General Obligation Unlimited Bonds, Series D, 5.00%, 01/01/24	1,250,000	1,362,425
State of Washington General Obligation Unlimited Bonds, Series R-2010A, 5.00%, 01/01/22	2,000,000	2,292,240
		8,273,069
Total Municipal Bonds		121,373,537
REPURCHASE AGREEMENT (0.7%)
United States (0.7%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $873,008, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $892,167.	873,000	873,000
Total Repurchase Agreement		873,000
Total Investments (Cost $113,441,997) (b)—98.8%		122,246,537

Other assets in excess of liabilities—1.2%		1,513,569
Net Assets—100.0%		$123,760,106

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2010.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows: (unaudited)

Industry	Percent	Value
General Obligation	27.2%	$33,279,709
Higher Education	23.9%	29,225,966
Transportation	13.1%	15,937,191
Water	8.9%	10,861,126
Medical	6.9%	8,450,656
General	6.5%	7,981,802
Power	4.8%	5,897,652
School District	4.1%	5,036,952
Education	2.7%	3,256,880
Development	0.9%	1,120,580
Single Family Housing	0.3%	325,023
Cash	0.7%	873,000
	100.0%	122,246,537

See accompanying notes to financial statements.

2010 Annual Report

33

Statements of Assets and Liabilities

October 31, 2010

	Aberdeen Core Income Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
Assets:
Investments, at value	$183,961,562		$39,874,525		$121,373,537
Repurchase agreements, at value	5,246,000		2,292,000		873,000

Total investments	189,207,562		42,166,525		122,246,537

Foreign currency, at value	–		915,639		–
Cash collateral pledged for futures	–		29,141		–
Cash	493		157		956
Receivable for investments sold	7,164,434		641,040		–
Interest receivable	1,273,750		377,205		1,733,954
Unrealized appreciation on forward foreign currency exchange contracts	–		83,482		–
Receivable for capital shares issued	23,531		16,272		9,742
Prepaid expenses	–		23,016		20,583
Receivable for variation margin on futures contracts	–		17,165		–
Receivable from adviser	–		3,594		–

Total assets	197,669,770		44,273,236		124,011,772

Liabilities:
Payable for investments purchased	11,501,502		2,179,941		–
Payable for capital shares redeemed	181,078		21,071		–
Distributions payable	87,827		–		91,210
Unrealized depreciation on forward foreign currency exchange contracts	–		27,430		–
Accrued expenses and other payables:
Investment advisory fees	48,105		21,497		85,332
Administration fees	5,065		1,131		3,337
Administrative services fees	–		8,184		176
Transfer agent fees	14,683		6,399		14,676
Distribution fees	647		1,834		5,304
Printing fees	7,011		1,740		20,078
Legal fees	10,191		3,639		11,388
Fund accounting fees	8,338		4,581		7,628
Custodian fees	9,439		7,035		1,460
Other	17,164		23,910		11,077

Total liabilities	11,891,050		2,308,392		251,666

Net Assets	$185,778,720		$41,964,844		$123,760,106

Cost:
Investments	$179,924,697		$37,839,524		$112,568,997
Repurchase Agreements	5,246,000		2,292,000		873,000
Foreign currency	–		908,646		–

Represented by:
Capital	$171,416,245		$40,199,846		$114,798,830
Accumulated net investment income (loss)	393,247		1,013,732		(91,210)
Accumulated net realized gain (loss) from investments, futures and foreign currency transactions	9,932,363		(1,377,474)		247,946
Net unrealized appreciation from investments, forwards, futures and translation of assets and liabilities denominated in foreign currencies	4,036,865		2,128,740		8,804,540

Net Assets	$185,778,720		$41,964,844		$123,760,106

Net Assets:
Class A Shares	$2,985,250		$4,053,283		$9,878,938
Class B Shares	–		–		847,847
Class C Shares	17,072		1,236,774		2,853,660
Class D Shares	–		–		110,179,661
Institutional Service Class Shares	1,033		36,649,179	(b)	–
Institutional Class Shares	182,775,365	(a)	25,608		–

Total	$185,778,720		$41,964,844		$123,760,106

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

34

Statements of Assets and Liabilities (concluded)

October 31, 2010

	Aberdeen Core Income Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	257,227		372,373		952,625
Class B Shares	–		–		81,798
Class C Shares	1,475		114,135		275,857
Class D Shares	–		–		10,627,385
Institutional Service Class Shares	89		3,361,489	(b)	–
Institutional Class Shares	15,657,924	(a)	2,347		–

Total	15,916,715		3,850,344		11,937,665

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.61		$10.89		$10.37
Class B Shares (c)	$–		$–		$10.37
Class C Shares (d)	$11.57	(e)	$10.84		$10.34
Class D shares	$–		$–		$10.37
Institutional Service Class Shares	$11.61		$10.90	(b)	$–
Institutional Class Shares	$11.67	(a)	$10.91		$–
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.13		$11.37		$10.83
Class D Shares	$–		$–		$10.86
Maximum Sales Charge:
Class A Shares	4.25%		4.25%		4.25%
Class D Shares	N/A		N/A		4.50%

(a)	Formerly Class Y shares.
(b)	Formerly the Common Class shares.
(c)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(d)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(e)	The NAV shown above differs from the traded NAV on October 31, 2010 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

35

Statements of Operations

	Aberdeen Core Income Fund		Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
	For the Period Ended October 31, 2010 (a)	For the Year Ended July 31, 2010	For the Year Ended October 31, 2010	For the Year Ended October 31, 2010
INVESTMENT INCOME:
Interest income	$1,914,148	$8,756,404	$1,429,789	$5,399,728
Foreign tax withholding	(752)	–	(3,555)	–
Other income	460,637	53,926	31,982	–

	2,374,033	8,810,330	1,458,216	5,399,728

EXPENSES:
Investment advisory fees	145,349	1,164,808	370,645	526,655
Administration fees	15,028	173,507	12,287	35,795
Fund accounting fees	6,825	159,775	41,299	36,415
Transfer agent fees	7,526	62,702	40,020	79,234
Distribution fees Class A	1,914	16,420	9,550	23,217
Distribution fees Class B	–	–	–	8,971
Distribution fees Class C	50	3,022	10,183	32,137
Administrative services fees Class A	–	–	138	125
Administrative services fees Class D	–	–	–	490
Administrative service fees Institutional Service Class	–	–	61,282	–
Trustee fees	3,224	37,713	3,519	9,666
Legal fees	8,691	32,055	8,596	25,666
Printing expense	2,235	26,013	26,637	33,536
Custodian fees	5,335	19,826	19,782	4,973
Registration and filing fees	510	4,749	34,203	50,818
Insurance expense	–	–	6,718	12,746
Other	32,595	122,696	49,355	38,258

Total expenses before reimbursed/waived expenses	229,282	1,823,286	694,214	918,702

Expenses reimbursed/waived by investment advisor	–	(292,209)	(207,588)	(11,519)
Reimbursement of costs by administrators (Note 3)	–	–	(61,420)	–

Net expenses	229,282	1,531,077	425,206	907,183

Net Investment Income	2,144,751	7,279,253	1,033,010	4,492,545

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions	5,290,672	5,202,817	2,889,226	448,760
Realized gain from futures transactions	–	–	10,326	–
Realized gain from foreign currency transactions	–	–	239,110	–

Net realized gain from investments, futures and foreign currency transactions	5,290,672	5,202,817	3,138,662	448,760

Net change in unrealized appreciation/depreciation from investment transactions	(3,043,529)	3,097,698	(1,260,661)	3,254,577
Net unrealized appreciation/depreciation from futures transactions	–	–	32,417	–
Net change in unrealized appreciation/depreciation from foreign currency transactions	–	–	37,368	–

Net change in unrealized appreciation/depreciation from investments, futures and translation of assets and liabilities denominated in foreign currencies	(3,043,529)	3,097,698	(1,190,876)	3,254,577

Net realized/unrealized gain from investments, futures and foreign currency transactions	2,247,143	8,300,515	1,947,786	3,703,337

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,391,894	$15,579,768	$2,980,796	$8,195,882

(a) The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

36

Statements of Changes in Net Assets

	Aberdeen Core Income Fund
	Period Ended October 31, 2010 (a)	Year Ended July 31, 2010	Year Ended July 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,144,751	$7,279,253	$10,170,833
Net realized gain from investments and foreign currency transactions	5,290,672	5,202,817	789,365
Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(3,043,529)	3,097,698	4,772,498

Change in net assets resulting from operations	4,391,894	15,579,768	15,732,696

Distributions to Shareholders From:
Net investment income:
Class A	(24,771)	(125,575)	(122,040)
Class B(b)	–	–	(23,521)
Class C	(127)	(8,299)	(23,972)
Institutional Service Class	(9)	(2)	–
Institutional Class(c)	(1,659,140)	(7,093,030)	(9,873,931)
Net realized gains:
Class A	–	(4,852)	–
Class B(b)	–	–	–
Class C	–	(504)	–
Institutional Class(c)	–	(228,570)	–

Change in net assets from shareholder distributions	(1,684,047)	(7,460,832)	(10,043,464)

Change in net assets from capital transactions	(16,910,375)	(10,742,934)	(86,898,398)

Change in net assets	(14,202,528)	(2,623,998)	(81,209,166)

Net Assets:
Beginning of period	199,981,248	202,605,246	283,814,412

End of period	$185,778,720	$199,981,248	$202,605,246

Undistributed (distributions in excess of) net investment income	$393,247	$(42,768)	$(41,189)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Effective July 12, 2010, Class B shares of the Core Income Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B shares.
(c)	Formerly Class Y shares.
(d)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

37

Statements of Changes in Net Assets (continued)

	Aberdeen Core Income Fund
	Period Ended October 31, 2010 (a)	Year Ended July 31, 2010	Year Ended July 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$104,207	$794,373	$1,236,816
Proceeds from conversion of Class B shares	–	151,904	–
Dividends reinvested	20,899	96,931	95,436
Cost of shares redeemed	(267,481)	(1,444,728)	(1,313,720)

Total Class A	(142,375)	(401,520)	18,532

Class B Shares(b)
Proceeds from shares issued	–	–	1,891
Dividends reinvested	–	7,405	18,203
Cost of shares redeemed	–	(382,880)	(395,513)
Cost of shares converted to Class A shares	–	(151,904)	–

Total Class B	–	(527,379)	(375,419)

Class C Shares
Proceeds from shares issued	15,044	26,777	127,115
Dividends reinvested	93	8,633	23,758
Cost of shares redeemed	(8,449)	(492,917)	(565,165)

Total Class C	6,688	(457,507)	(414,292)

Institutional Service Class Shares
Proceeds from sale of shares	–	1,000 (d)	–
Dividends reinvested	9	2 (d)	–

Total Institutional Service Class	9	1,002 (d)	–

Institutional Class Shares(c)
Proceeds from shares issued	10,156,009	44,492,621	25,304,699
Dividends reinvested	319,337	1,390,343	2,231,165
Cost of shares redeemed	(27,250,043)	(55,240,494)	(113,663,083)

Total Institutional Class	(16,774,697)	(9,357,530)	(86,127,219)

Change in net assets from capital transactions	$(16,910,375)	$(10,742,934)	$(86,898,398)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Effective July 12, 2010, Class B shares of the Core Income Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B shares.
(c)	Formerly Class Y shares.
(d)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

38

Statements of Changes in Net Assets (continued)

	Aberdeen Core Income Fund
	Period Ended October 31, 2010(a)	Year Ended July 31, 2010	Year Ended July 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	$8,957	$71,533	$114,300
Reinvested	1,802	8,674	8,875
Redeemed	(23,129)	(129,352)	(122,509)
Converted from Class B shares	–	13,377	–

Total Class A Shares	(12,370)	(35,768)	666

Class B Shares(b)
Issued	–	–	172
Reinvested	–	666	1,700
Redeemed	–	(34,604)	(37,043)
Converted to Class A shares	–	(13,407)	–

Total Class B Shares	–	(47,345)	(35,171)

Class C Shares
Issued	1,307	2,397	11,868
Reinvested	8	777	2,218
Redeemed	(728)	(44,438)	(52,483)

Total Class C Shares	587	(41,264)	(38,397)

Institutional Service Class Shares
Issued	–	88 (d)	–
Reinvested	1	– (d)	–

Total Institutional Service Class Shares	1	88 (d)	–

Institutional Class Shares(c)
Issued	871,915	3,950,634	2,343,136
Reinvested	27,371	123,581	206,647
Redeemed	(2,343,593)	(4,907,770)	(10,525,633)

Total Institutional Class Shares	(1,444,307)	(833,555)	(7,975,850)

Total change in shares	$(1,456,089)	$(957,844)	$(8,048,752)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Effective July 12, 2010, Class B shares of the Core Income Predecessor Fund were exchanged for Class A shares, and the Fund does not offer Class B shares.
(c)	Formerly Class Y shares.
(d)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

39

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund			Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009		Year Ended October 31, 2010	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,033,010	$1,378,333		$4,492,545	$5,136,646
Net realized gain (loss) on investments, futures and foreign currency transactions	3,138,662	464,796		448,760	(167,617)
Net change in unrealized appreciation/depreciation on investments, futures and translation of assets and liabilities denominated in foreign currencies	(1,190,876)	7,799,963		3,254,577	8,808,720

Change in net assets resulting from operations	2,980,796	9,643,092		8,195,882	13,777,749

Distributions to Shareholders From:
Net investment income:
Class A	(109,861)	(286,043)		(318,305)	(346,951)
Class B	–	–		(24,065)	(31,163)
Class C	(20,567)	(59,118)		(86,749)	(129,012)
Class D	–	–		(4,063,325)	(4,622,482)
Class X(a)	–	–		–	(6,685)
Class Y(a)	–	–		–	(324)
Advisor Class(b)	–	(729)		–	–
Institutional Service Class(c)	(1,159,469)	(3,098,601)		–	–
Institutional Class	(333)	(16	)(d)	–	–

Change in net assets from shareholder distributions	(1,290,230)	(3,444,507)		(4,492,444)	(5,136,617)

Change in net assets from capital transactions	(4,762,978)	(7,859,691)		(4,216,121)	(6,082,393)

Change in net assets	(3,072,412)	(1,661,106)		(512,683)	2,558,739

Net Assets:
Beginning of year	45,037,256	46,698,362		124,272,789	121,714,050

End of year	$41,964,844	$45,037,256		$123,760,106	$124,272,789

Undistributed (distributions in excess of) net investment income	$1,013,732	$(568,346)		$(91,210)	$(124,508)

(a)	Effective November 28, 2008, all Class X shares and Class Y shares were converted into Class D shares, and the Fund ceased offering Class X and Class Y shares.
(b)	Effective July 20, 2009, Advisor Class shares of the Global Fixed Income Predecessor Fund were exchanged for Institutional Service Class shares, and the Fund does not offer Advisor Class shares.
(c)	Formerly the Common Class shares of the Global Fixed Income Predecessor Fund.
(d)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

40

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,548,546	$1,507,700	$1,879,875	$3,096,198
Dividends reinvested	81,112	200,543	216,402	249,269
Cost of shares redeemed(e)	(1,558,613)	(2,416,183)	(1,507,365)	(2,602,949)

Total Class A	71,045	(707,940)	588,912	742,518

Class B Shares
Proceeds from shares issued	–	–	43,035	304,969
Dividends reinvested	–	–	13,737	18,480
Cost of shares redeemed(e)	–	–	(222,636)	(291,164)

Total Class B	–	–	(165,864)	32,285

Class C Shares
Proceeds from shares issued	565,674	415,705	327,535	2,020,522
Dividends reinvested	7,509	30,400	20,757	35,738
Cost of shares redeemed(e)	(308,509)	(296,028)	(1,490,663)	(1,457,804)

Total Class C	264,674	150,077	(1,142,371)	598,456

Class D
Proceeds from shares issued	–	–	1,552,502	12,572,951
Proceeds from conversion of Class X and Class Y shares(a)	–	–	–	1,723,405
Dividends reinvested	–	–	3,080,901	4,823,545
Cost of shares redeemed(e)	–	–	(8,130,201)	(24,493,387)

Total Class D	–	–	(3,496,798)	(5,373,486)

Class X(a)
Proceeds from shares issued	–	–	–	2,203
Dividends reinvested	–	–	–	6,472
Cost of shares redeemed(e)	–	–	–	(362,925)
Cost of shares converted to Class D shares	–	–	–	(1,641,514)

Total Class X	–	–	–	(1,995,764)

Class Y(a)
Dividends reinvested	–	–	–	324
Cost of shares redeemed(e)	–	–	–	(4,835)
Cost of shares converted to Class D shares	–	–	–	(81,891)

Total Class Y	–	–	–	(86,402)

Advisor Class Shares(b)
Proceeds from shares issued	–	934	–	–
Dividends reinvested	–	729	–	–
Cost of shares converted to Institutional Service Class Shares	–	(12,842)	–	–

Total Advisor Class	–	(11,179)	–	–

Institutional Service Class Shares(c)
Proceeds from sale of shares	3,284,419	7,541,073	–	–
Issued in conversion of Advisor Class Shares	–	12,842	–	–
Dividends reinvested	1,090,329	3,002,563	–	–
Cost of shares redeemed(e)	(9,492,291)	(17,852,154)	–	–

Total Institutional Service Class	(5,117,543)	(7,295,676)	–	–

Institutional Class Shares
Proceeds from shares issued	18,532	5,013 (d)	–	–
Dividends reinvested	314	14 (d)	–	–

Total Institutional Class	18,846	5,027 (d)	–	–

Change in net assets from capital transactions	$(4,762,978)	$(7,859,691)	$(4,216,121)	$(6,082,393)

(a)	Effective November 28, 2008, all Class X shares and Class Y shares were converted into Class D shares, and the Fund ceased offering Class X and Class Y shares.
(b)	Effective July 20, 2009, Advisor Class shares of the Global Fixed Income Predecessor Fund were exchanged for Institutional Service Class shares, and the Fund does not offer Advisor Class shares.
(c)	Formerly the Common Class shares of the Global Fixed Income Predecessor Fund.
(d)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.
(e)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

41

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	$148,454	$159,932	$182,836	$318,350
Reinvested	7,928	21,384	21,124	25,461
Redeemed	(151,281)	(252,940)	(147,881)	(268,589)

Total Class A Shares	5,101	(71,624)	56,079	75,222

Class B Shares
Issued	–	–	4,206	31,555
Reinvested	–	–	1,342	1,892
Redeemed	–	–	(21,874)	(29,946)

Total Class B Shares	–	–	(16,326)	3,501

Class C Shares
Issued	55,597	42,925	31,926	209,861
Reinvested	735	3,260	2,032	3,654
Redeemed	(30,448)	(31,446)	(146,554)	(146,814)

Total Class C Shares	25,884	14,739	(112,596)	66,701

Class D Shares
Issued	–	–	151,925	260,793
Issued in conversion of Class X and Class Y shares(a)	–	–	–	35,748
Reinvested	–	–	300,860	360,369
Redeemed	–	–	(794,041)	(1,225,013)

Total Class D Shares	–	–	(341,256)	(568,103)

Class X Shares(a)
Issued	–	–	–	22
Reinvested	–	–	–	675
Redeemed	–	–	–	(34,680)
Redeemed in conversion to Class D shares(a)	–	–	–	(156,857)

Total Class X Shares	–	–	–	(190,840)

Class Y Shares(a)
Reinvested	–	–	–	35
Redeemed	–	–	–	(491)
Redeemed in conversion to Class D shares(a)	–	–	–	(8,313)

Total Class Y Shares	–	–	–	(8,769)

Advisor Class Shares(b)
Issued	–	116	–	–
Reinvested	–	71	–	–
Redeemed in conversion to Institutional Service Class Shares	–	(1,315)	–	–

Total Advisor Class Shares	–	(1,128)	–	–

Institutional Service Class Shares(c)
Issued	316,975	801,920	–	–
Issued in conversion of Advisor Class Shares(b)	–	1,315	–	–
Reinvested	106,413	319,846	–	–
Redeemed	(921,570)	(1,888,661)	–	–

Total Institutional Service Class Shares	(498,182)	(765,580)	–	–

Institutional Class Shares
Issued	1,814	501 (d)	–	–
Reinvested	31	1 (d)	–	–

Total Institutional Class Shares	1,845	502 (d)	–	–

Total change in shares	$(465,352)	$(823,091)	$(414,099)	$(622,288)

(a)	Effective November 28, 2008, all Class X shares and Class Y shares were converted into Class D shares, and the Fund ceased offering Class X and Class Y shares.
(b)	Effective July 20, 2009, Advisor Class shares of the Global Fixed Income Predecessor Fund were exchanged for Institutional Service Class shares, and the Fund does not offer Advisor Class shares.
(c)	Formerly the Common Class shares of the Global Fixed Income Predecessor Fund.
(d)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

42

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(f)
Period Ended October 31, 2010(g)	$11.44	$0.12	(h)	$0.14	$0.26	$(0.09)	$–	$(0.09)	$11.61
Year Ended July 31, 2010	10.99	0.41	(h)	0.43	0.84	(0.38)	(0.01)	(0.39)	11.44
Year Ended July 31, 2009	10.70	0.44	(h)	0.28	0.72	(0.43)	–	(0.43)	10.99
Year Ended July 31, 2008	10.62	0.48		0.07	0.55	(0.47)	–	(0.47)	10.70
Year Ended July 31, 2007	10.61	0.50		–	0.50	(0.49)	–	(0.49)	10.62
Year Ended July 31, 2006	11.02	0.44		(0.41)	0.03	(0.44)	–	(0.44)	10.61
Class C Shares(f)
Period Ended October 31, 2010(g)	11.42	0.09	(h)	0.13	0.22	(0.07)	–	(0.07)	11.57
Year Ended July 31, 2010	10.97	0.31	(h)	0.45	0.76	(0.30)	(0.01)	(0.31)	11.42
Year Ended July 31, 2009	10.67	0.36	(h)	0.29	0.65	(0.35)	–	(0.35)	10.97
Year Ended July 31, 2008	10.60	0.40		0.06	0.46	(0.39)	–	(0.39)	10.67
Year Ended July 31, 2007	10.59	0.42		–	0.42	(0.41)	–	(0.41)	10.60
Year Ended July 31, 2006	11.00	0.36		(0.41)	(0.05)	(0.36)	–	(0.36)	10.59
Institutional Service Class Shares(f)
Period Ended October 31, 2010(g)	11.47	0.13	(h)	0.12	0.25	(0.11)	–	(0.11)	11.61
Period Ended July 31, 2010(i)	11.40	0.02	(h)	0.07	0.09	(0.02)	–	(0.02)	11.47
Institutional Class Shares(f)(j)
Period Ended October 31, 2010(g)	11.51	0.13	(h)	0.13	0.26	(0.10)	–	(0.10)	11.67
Year Ended July 31, 2010	11.05	0.41	(h)	0.47	0.88	(0.41)	(0.01)	(0.42)	11.51
Year Ended July 31, 2009	10.76	0.47	(h)	0.28	0.75	(0.46)	–	(0.46)	11.05
Year Ended July 31, 2008	10.68	0.51		0.07	0.58	(0.50)	–	(0.50)	10.76
Year Ended July 31, 2007	10.67	0.53		–	0.53	(0.52)	–	(0.52)	10.68
Year Ended July 31, 2006	11.09	0.47		(0.42)	0.05	(0.47)	–	(0.47)	10.67

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

44

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

2.31%	$2,985	0.72%		4.19%	0.72%	166.80%
7.81%	3,085	1.07%		3.38%	1.35%	84.40%
6.93%	3,356	1.01%		4.10%	1.31%	46.98%
5.21%	3,259	0.94%		4.42%	1.24%	65.72%
4.75%	3,115	0.93%		4.67%	1.23%	66.38%
0.29%	3,689	0.96%		4.06%	1.45%	85.53%

2.04%	17	1.47%		3.25%	1.47%	166.80%
7.03%	10	1.80%		2.78%	1.95%	84.40%
6.24%	462	1.76%		3.36%	1.91%	46.98%
4.34%	860	1.69%		3.67%	1.84%	65.72%
3.98%	964	1.68%		3.90%	1.83%	66.38%
(0.45%)	1,322	1.71%		3.34%	1.92%	85.53%

2.32%	1	0.39%		4.58%	0.39%	166.80%
0.79%	1	0.33%		3.31%	0.38%	84.40%

2.28%	182,775	0.47	%(i)	4.43%	0.47%	166.80%
8.12%	196,885	0.76	%(i)	3.64%	0.90%	84.40%
7.15%	198,268	0.76	%(i)	4.32%	0.91%	46.98%
5.44%	278,815	0.69	%(i)	4.64%	0.84%	65.72%
4.98%	308,116	0.68	%(i)	4.88%	0.83%	66.38%
0.45%	287,360	0.71	%(i)	4.30%	0.92%	85.53%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Pacific Capital High Grade Core Fixed Income Fund was reorganized into Aberdeen Core Income Fund on July 12, 2010. Information presented for the periods prior to July 12, 2010, reflects the Core Income Predecessor Fund information.
(g)	The Fund changed its fiscal year end from July 31 to October 31. Information presented is for the period from August 1, 2010 to October 31, 2010.
(h)	Net investment income (loss) is based on average shares outstanding during the period.
(i)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.
(j)	Formerly Class Y shares of the Core Income Predecessor Fund.

2010 Annual Report

45

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010	$10.42	$0.23	$0.53	$0.76	$(0.29)	$(0.29)	$10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	10.42
Year Ended October 31, 2008	10.27	0.33	(0.96)	(0.63)	(0.56)	(0.56)	9.08
Year Ended October 31, 2007	9.78	0.31	0.40	0.71	(0.22)	(0.22)	10.27
Year Ended October 31, 2006	9.57	0.27	0.12	0.39	(0.18)	(0.18)	9.78
Class C Shares
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	10.38
Year Ended October 31, 2008	10.25	0.24	(0.94)	(0.70)	(0.48)	(0.48)	9.07
Year Ended October 31, 2007	9.77	0.23	0.40	0.63	(0.15)	(0.15)	10.25
Year Ended October 31, 2006	9.57	0.20	0.11	0.31	(0.11)	(0.11)	9.77
Institutional Service Class Shares(g)
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	10.90
Year Ended October 31, 2009	9.09	0.29	1.76	2.04	(0.69)	(0.69)	10.44
Year Ended October 31, 2008	10.27	0.35	(0.95)	(0.60)	(0.58)	(0.58)	9.09
Year Ended October 31, 2007	9.79	0.33	0.40	0.73	(0.25)	(0.25)	10.27
Year Ended October 31, 2006	9.58	0.30	0.11	0.41	(0.20)	(0.20)	9.79
Institutional Class Shares
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	10.91
Period Ended October 31, 2009(h)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	10.45

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

46

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

7.53%	$4,053	1.20%	2.22%	1.69%	256.30%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%
(6.63%)	3,986	1.20%	3.17%	2.00%	62.00%
7.42%	5,120	1.20%	3.13%	1.90%	138.00%
4.13%	6,188	1.20%	2.82%	1.86%	79.00%

6.76%	1,237	1.95%	1.44%	2.45%	256.30%
22.17%	916	1.95%	1.95%	2.76%	186.07%
(7.25%)	667	1.95%	2.42%	2.75%	62.00%
6.53%	637	1.95%	2.38%	2.65%	138.00%
3.27%	772	1.95%	2.07%	2.61%	79.00%

7.66%	36,649	0.95%	2.47%	1.44%	256.30%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%
(6.29%)	42,034	0.95%	3.42%	1.74%	62.00%
7.57%	57,151	0.95%	3.37%	1.65%	138.00%
4.38%	81,638	0.95%	3.07%	1.61%	79.00%

7.64%	26	0.95%	2.29%	1.47%	256.30%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Formerly the Common Class shares of the Global Fixed Income Predecessor Fund.
(h)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2010 Annual Report

47

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(d)	$10.06	$0.39	$0.27	$0.66	$(0.35)	$–	$(0.35)	$10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Year Ended October 31, 2008	10.23	0.41	(0.72)	(0.31)	(0.41)	(0.13)	(0.54)	9.38
Year Ended October 31, 2007	10.50	0.43	(0.25)	0.18	(0.43)	(0.02)	(0.45)	10.23
Year Ended October 31, 2006	10.49	0.43	0.01	0.44	(0.43)	–	(0.43)	10.50
Class B Shares
Year Ended October 31, 2010(d)	10.06	0.30	0.28	0.58	(0.27)	–	(0.27)	10.37
Year Ended October 31, 2009	9.38	0.31	0.68	0.99	(0.31)	–	(0.31)	10.06
Year Ended October 31, 2008	10.22	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.38
Year Ended October 31, 2007	10.50	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.22
Year Ended October 31, 2006	10.48	0.35	0.02	0.37	(0.35)	–	(0.35)	10.50
Class C Shares
Year Ended October 31, 2010(d)	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Year Ended October 31, 2008	10.20	0.34	(0.71)	(0.37)	(0.34)	(0.13)	(0.47)	9.36
Year Ended October 31, 2007	10.48	0.35	(0.26)	0.09	(0.35)	(0.02)	(0.37)	10.20
Year Ended October 31, 2006	10.46	0.35	0.02	0.37	(0.35)	–	(0.35)	10.48
Class D Shares
Year Ended October 31, 2010(d)	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06
Year Ended October 31, 2008	10.23	0.44	(0.72)	(0.28)	(0.44)	(0.13)	(0.57)	9.38
Year Ended October 31, 2007	10.50	0.45	(0.25)	0.20	(0.45)	(0.02)	(0.47)	10.23
Year Ended October 31, 2006	10.48	0.46	0.02	0.48	(0.46)	–	(0.46)	10.50

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

48

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Portfolio Turnover (c)

6.64%	$9,879	0.93%	3.43%	0.94%	15.29%
11.55%	9,023	0.92%	3.93%	1.11%	39.66%
(3.22%)	7,707	0.96%	4.10%	1.02%	8.07%
1.72%	8,251	0.93%	4.13%	0.93%	39.25%
4.30%	8,714	0.95%	4.12%	0.95%	1.91%

5.85%	848	1.68%	2.68%	1.69%	15.29%
10.71%	987	1.68%	3.18%	1.87%	39.66%
(3.84%)	887	1.70%	3.38%	1.78%	8.07%
0.87%	668	1.68%	3.38%	1.68%	39.25%
3.52%	792	1.70%	3.37%	1.70%	1.91%

5.77%	2,854	1.68%	2.70%	1.69%	15.29%
10.74%	3,900	1.68%	3.17%	1.87%	39.66%
(3.85%)	3,012	1.70%	3.40%	1.79%	8.07%
0.87%	1,470	1.68%	3.38%	1.68%	39.25%
3.53%	1,207	1.70%	3.38%	1.70%	1.91%

6.91%	110,180	0.68%	3.68%	0.69%	15.29%
11.81%	110,362	0.68%	4.19%	0.88%	39.66%
(2.96%)	108,236	0.70%	4.37%	0.76%	8.07%
1.97%	127,774	0.68%	4.37%	0.68%	39.25%
4.56%	145,553	0.70%	4.37%	0.70%	1.91%

2010 Annual Report

49

Notes to Financial Statements

October 31, 2010

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2010, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Core Income Fund (“Core Income Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)

On July 12, 2010, the Core Income Fund, which had not yet commenced operations, acquired the assets and assumed the liabilities of the High Grade Core Fixed Income Fund, a series of Pacific Capital Funds (the “Core Income Predecessor Fund”). The Core Income Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, the Core Income Fund assumed the July 31 fiscal year end of the Core Income Predecessor Fund and certain financial history of the Core Income Predecessor Fund is included in these financial statements. At the September 6, 2010 Board of Trustees meeting, the Core Income Fund’s fiscal year end and tax year end were changed to October 31, and as a result, shareholders of the Core Income Fund are receiving this audited shareholder report as of October 31, 2010.

In connection with the reorganization, the Core Income Predecessor Fund’s Class A, Class B, Class C and Class Y shares were exchanged for Class A, Class A, Class C and Institutional Class shares of the Core Income Fund, respectively.

The following is a summary of the net assets that were exchanged and net asset value per share issued as of July 12, 2010:

	Shares Issued of the Core Income Fund	Net Assets Reorganized from the Core Income Predecessor Fund	Net Asset Value Per Shares Issued of the Core Income Fund
Class A	258,969	$2,940,706	$11.36
Class B	13,372	151,905	11.36
Class C	887	10,044	11.32
Institutional Class	17,692,538	202,091,050	11.42

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the

Annual Report 2010

50

Notes to Financial Statements (continued)

October 31, 2010

Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2010:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Core Income Fund
Investments in Securities
Asset-Backed Securities	–	9,853,507	–	9,853,507
Mortgage Backed Securities	–	24,668,375	–	24,668,375
Corporate Bonds	–	53,188,689	–	53,188,689
Foreign Non-Government Bonds	–	6,646,397	–	6,646,397
Municipal Bonds	–	4,825,111	–	4,825,111
Other Domestic Government Bonds	–	399,375	–	399,375
U.S. Government Mortgage Backed Agencies	–	58,639,755	–	58,639,755
U.S. Government Agencies	–	2,304,654	–	2,304,654
U.S Treasury Obligations	–	22,032,116	–	22,032,116
Yankee Dollars	–	1,403,583	–	1,403,583
Repurchase Agreement	–	5,246,000	–	5,246,000

	–	189,207,562	–	189,207,562

2010 Annual Report

51

Notes to Financial Statements (continued)

October 31, 2010

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Aberdeen Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	1,442,314	–	1,442,314
Mortgage Backed Securities	–	2,381,480	–	2,381,480
Corporate Bonds	–	4,306,278	–	4,306,278
Covered Bonds	–	903,203	–	903,203
Foreign Non-Government Bonds	–	6,337,386	–	6,337,386
Municipal Bonds	–	346,022	–	346,022
Other Domestic Government Bonds	–	15,171,871	–	15,171,871
U.S. Government Agencies	–	29,099	–	29,099
U.S. Government Mortgage Backed Agencies	–	4,569,405	–	4,569,405
U.S Treasury Bills	–	257,815	–	257,815
U.S Treasury Obligations	–	3,757,729	–	3,757,729
Yankee Dollars	–	371,923	–	371,923
Repurchase Agreement	–	2,292,000	–	2,292,000
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	–	56,052	–	56,052
Futures Contracts	16,313	–	–	16,313

	16,313	42,222,577	–	42,238,890

Aberdeen Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	121,373,537	–	121,373,537
Repurchase Agreement	–	873,000	–	873,000

	–	122,246,537	–	122,246,537

*	For the period or year ended October 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the period or year ended October 31, 2010, as applicable. For detailed industry descriptions or state diversification, see the accompanying Statements of Investments.

For the period or year ended October 31, 2010, as applicable, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Annual Report 2010

52

Notes to Financial Statements (continued)

October 31, 2010

(d)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the year, forward contracts were primarily used to both neutralize the currency exposure of the Fund relative to their benchmark and to overlay active currency decisions.

Futures Contracts

Futures contracts are used to manage the duration and interest rate exposure of certain Funds more efficiently. Their use reduces transaction costs and allows interest rate decisions to be implemented in a more timely manner. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the year, futures contracts were used to hedge the duration of the Fund against its benchmark and to manage the overall duration of the Fund.

Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” Each Fund may use derivatives for various purposes. For the year ended October 31, 2010, only Global Fixed Income Fund engaged in derivatives. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2010:

Global Fixed Income Fund	Asset Derivatives		Liability Derivatives
	2010		2010
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$83,482	Unrealized depreciation on forward foreign currency exchange contracts	$27,430
Futures contracts
(market risk)*	Unrealized appreciation on futures contracts	$24,057	Unrealized depreciation on futures contracts	$7,744
Total		$107,539		$35,174

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

2010 Annual Report

53

Notes to Financial Statements (continued)

October 31, 2010

The Effect of Derivative Instruments on the Statement of Operations Year Ended October 31, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized In Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized In Income
Forward foreign exchange contracts
(foreign exchange risk)	Net realized/unrealized gain from investments, futures and foreign currency transactions	$134,018	$19,100
Futures contracts
(market risk)		$10,326	$32,417
Total		$144,344	$51,517

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year ended October 31, 2010.

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

(e)	Mortgage Dollar Rolls

The Global Fixed Income Fund may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which the Global Fixed Income Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Global Fixed Income Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Global Fixed Income Fund to additional interest rate sensitivity. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for Global Fixed Income Fund. Distributions from net investment income are declared daily and paid monthly for Core Income Fund and Tax-Free Income Fund. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

Annual Report 2010

54

Notes to Financial Statements (continued)

October 31, 2010

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ taxable years 2006 to 2010 remain subject to examination by the Internal Revenue Service.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(j)	Earnings Credits

Each Fund’s custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Fund’s assets they manage. The Subadviser(s) for each Fund is as follows:

Fund	Subadviser
Global Fixed Income Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Tax-Free Income Fund	Credit Suisse Asset Management, LLC (“CSAM”)

The Core Income Fund is not currently managed by a subadviser.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Core Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%
Global Fixed Income Fund*	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%

*	Prior to July 1, 2010, the Global Fixed Income Fund paid a flat fee of 1.00% on all assets to the Adviser. Effective July 1, 2010 the fee calculation changed to the fee schedule as shown above.

2010 Annual Report

55

Notes to Financial Statements (continued)

October 31, 2010

From these fees, pursuant to the sub-advisory agreements, the Adviser pays fees to the unrelated subadvisers, if any. For the year ended October 31, 2010, CSAM received $335,339 in subadviser fees for the Tax-Free Income Fund.

Prior to July 12, 2010, the Core Income Predecessor Fund was managed by the Asset Management Group of Bank of Hawaii (“Asset Management Group”). The Core Income Predecessor Fund paid Asset Management Group a fee of 0.60% of the average daily net assets of the Core Income Predecessor Fund.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees), and for Global Fixed Income, the limit includes administrative service fees, from exceeding the amounts listed below:

Fund	Effective Through	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Shares
Core Income Fund	12/1/2011	0.75%	N/A	1.50%	N/A	1.00%	0.50%	0.50%
Global Fixed Income Fund	7/20/2011	1.20%	N/A	1.95%	N/A	1.45%	0.95%	0.95%
Tax-Free Income Fund	2/28/2011	0.93%	1.68%	1.68%	0.68%	N/A	N/A	N/A

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2010, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (Expires 10/31/11)		Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)	Total
Global Fixed Income Fund	N/A		$90,267	**	$207,588	$297,855
Tax-Free Income Fund	$76,628	*	243,207		11,519	331,354

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009. For the period November 1, 2008 through July 19, 2009, the Global Fixed Income Predecessor Fund received voluntary fee waivers from its adviser totaling $306,969. This amount is not subject to future repayment by the Fund.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. Effective June 1, 2010, for Fund administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

Annual Report 2010

56

Notes to Financial Statements (continued)

October 31, 2010

Prior to June 1, 2010, the administration fee was a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below:

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.030%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

Prior to July 12, 2010, Bank of Hawaii acted as the administrator to the Core Income Predecessor Fund at an annual rate of 0.04% of the average daily net assets of the Fund for this service.

(c)	Sub-Administrator and Fund Accountant

Effective June 1, 2010, Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset-based fee plus certain out-of-pocket expenses.

Prior to June 1, 2010, Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., served the Trust as Sub-Administrator pursuant to an agreement between Aberdeen and Citi. Citi assisted Aberdeen in providing certain of the administration services for the Fund, including compliance services. For these services, Aberdeen paid Citi an asset-based fee plus certain out-of-pocket expenses.

Citi also served the Trust as Fund Accountant. Under the Services Agreement with Citi, the Trust paid Citi an asset-based annual fee.

Prior to July 12, 2010, Citi also served as Sub-Administrator to the Core Income Predecessor Fund pursuant to an agreement among the Pacific Capital Funds, Bank of Hawaii and Citi. Citi received fees from the Pacific Capital Funds, at the annual rate of 0.05% of the average daily net assets of the Pacific Capital Funds, and $10,000 annually for providing additional regulatory services, plus out-of-pocket expenses. Citi also served the Core Income Predecessor Fund as Fund Accountant. Under the terms of the fund accounting agreement, Citi was entitled to receive fees and reimbursement for certain out-of-pocket expenses.

(d)	Transfer Agent

Under the current Services Agreement with Citi, Citi provides transfer agent and dividend disbursement agent services. For these services, the Trust pays Citi a per account fee. Prior to July 12, 2010, Citi also served as Transfer Agent to the Core Income Predecessor Fund. Under the terms of the fund transfer agency agreements, Citi was entitled to receive fees and reimbursement for certain out-of-pocket expenses.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

Prior to July 12, 2010, Foreside Distribution Services L.P. (“Foreside”) served as principal underwriter and distributor to the Core Income Predecessor Fund pursuant to a distribution agreement.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares	Class D Shares	Institutional Service Class Shares	Institutional Shares
Core Income Fund	0.25%	N/A	1.00%	0.50%	N/A	N/A	N/A
Global Fixed Income Fund	0.25%	N/A	1.00%	0.50%	N/A	N/A	N/A
Tax-Free Income Fund	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A

*	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

2010 Annual Report

57

Notes to Financial Statements (continued)

October 31, 2010

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C (and certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 4.25%, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%), 0.85% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase) and 4.00% on Class D shares of the series of the Trust which have a maximum front-end sales charge of 4.50%.

For the period and year ended October 31, 2010, AFD retained commissions of $3,579 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares (and certain Class A) shares of the Funds.

For the period August 1, 2009 to July 12, 2010, Foreside was paid $15,649 in distribution fees by the Core Income Fund Predecessor Fund, of which certain amounts were retained.

Under the terms of the current Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers and financial institutions, including Aberdeen, which agree to provide certain administrative support services to the shareholders of certain classes. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R and Institutional Service Class shares of each of the Funds. The amount of expenses incurred under the terms of the Administrative Services Plan during the period and year ended October 31, 2010 are included in the Statements of Operations as “Other” and were as follows:

Fund	Amount
Global Fixed Income Fund	$61,420
Tax-Free Income Fund	615

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Income Fund, within 30 calendar days for the Global Fixed Income Fund and within seven calendar days for the Tax-Free Income Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the period or year ended October 31, 2010, as applicable, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Core Income Fund	$–	$–	$–	$–	$–	$–	$–
Global Fixed Income Fund	375	–	8	–	–	–	50
Tax-Free Income Fund	357	–	–	13	–	–	–

For the year ended October 31, 2009, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Global Fixed Income Fund	$133	$–	$–	$–	$–	$84
Tax-Free Income	–	–	–	–	–	–

For the years ended July 31, 2010 and July 31, 2009, the Core Income Fund did not have any contributions to capital due to collection of redemption fees.

Annual Report 2010

58

Notes to Financial Statements (continued)

October 31, 2010

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the period and year ended October 31, 2010, were as follows:

Fund	Purchases	Sales
Core Income Fund	$319,140,637	$332,058,773
Global Fixed Income Fund	98,092,134	100,063,538
Tax-Free Income Fund	18,416,468	22,489,149

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit Risk

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Recent Accounting Pronouncements

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures—Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end as well as further disclosures on inputs and valuation techniques used in measuring fair value for Level 2 and Level 3 securities. Disclosure of transfers between Level 1 and Level 2 can be found under Summary of Significant Accounting Principles. Since the adoption of the required disclosures, no Level 3 positions have been held.

2010 Annual Report

59

Notes to Financial Statements (continued)

October 31, 2010

9. Federal Tax Information

As of October 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Income Fund	$185,386,227	$4,267,569	$(446,234)	$3,821,335
Global Fixed Income Fund	40,177,535	2,191,076	(202,086)	1,988,990
Tax-Free Income Fund	113,441,997	8,804,540	–	8,804,540

The tax character of distributions paid during the fiscal period or year ended October 31, 2010, as applicable, was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Core Income Fund	$1,684,047	$–	$1,684,047	$–	$–	$1,684,047
Global Fixed Income Fund	1,290,230	–	1,290,230	–	–	1,290,230
Tax-Free Income Fund	66,605	33,197	99,802	4,392,642	–	4,492,444

The tax character of distributions paid during the fiscal year ended July 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Core Income Fund	$7,424,164	$36,668	$7,460,832	$–	$–	$7,460,832

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Global Fixed Income Fund	$3,444,507	$–	$3,444,507	$–	$–	$3,444,507
Tax-Free Income Fund	122,876	–	122,876	4,738,947	–	4,861,823

The tax character of distributions paid during the fiscal year ended July 31, 2009 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Core Income Fund	$13,576	$–	$13,576	$–	$–	$13,576

Amounts listed as “–” are $0 or round to $0.

Annual Report 2010

60

Notes to Financial Statements (continued)

October 31, 2010

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

.Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Core Income	$–	$2,704,141	$7,924,825	$10,628,966	$(87,827)	$–	$3,821,336	$14,362,475
Global Fixed Income	–	1,307,807	–	1,307,807	–	(1,554,420)	2,011,611	1,764,998
Tax-Free Income	–	–	247,946	247,946	(91,210)	–	8,804,540	8,961,276
*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Global Fixed Income	$1,108,247	2014
Global Fixed Income	217,500	2015

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions and tax deferrals on wash sales. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Core Income Fund	$–	$(24,689)	$24,689
Global Fixed Income Fund	(5,452,017)	1,839,298	3,612,719
Tax-Free Income Fund	–	33,197	(33,197)

10. Significant Shareholders

As of October 31, 2010, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Number of Account Owners
Core Income Fund	98.2%	1
Global Fixed Income Fund	41.7%	3

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2010.

At a meeting of the Board of Trustees held on December 7, 2010, the Board of Trustees approved: (i) the liquidation and conversion of Class B shares to Class A shares for all Funds of the Trust with Class B shares, current plans are for a liquidation and conversion to occur on or about February 28, 2011; (ii) the name change of the Aberdeen Core Income Fund to Aberdeen Core Fixed Income Fund; (iii) the termination of CSAM as sub-adviser for the Aberdeen Tax-Free Income Fund, each of which will be effective on or about February 28, 2011; and (iv) the exclusion of administrative services fees from the expense cap for the Aberdeen Global Fixed Income Fund, which will be effective July 21, 2011.

12. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds, other than the Core Income Fund, for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, to replace PwC as the independent registered public accounting firm for the Trust.

Amounts listed as “–” are $0 or round to $0.

2010 Annual Report

61

Notes to Financial Statements (concluded)

October 31, 2010

The report of the financial statements for the Funds for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

13. Fund Merger

Effective July 12, 2010, the Core Income Fund acquired all of the assets and assumed all of the liabilities of the Core Income Predecessor Fund pursuant to a plan of reorganization approved by the Board of Trustees on March 3, 2010. The acquisition was accomplished by a tax-free exchange as follows:

17,965,800 shares of the High Grade Core Fixed Income Fund, a series of Pacific Capital Funds, fair valued at $205,193,705 for 17,965,800 shares of the Core Income Fund.

The investment portfolio and cash of the Core Income Predecessor Fund, with a fair value of $205,193,705 and identified cost of $194,201,428 were the principal assets acquired by the Core Income Fund. For financial reporting purposes, assets received and shares issued by the Core Income Fund were recorded at value; however, the cost basis of the investments received from the Core Income Predecessor Fund was carried forward to align ongoing reporting of the Core Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Core Income Predecessor Fund were $205,193,705.

Assuming that the merger had been completed on August 1, 2009, the Core Income Fund pro forma results of operations for the year ended July 31, 2010 are as follows:

Net investment income	$7,808,993
Net realized and unrealized gain on investments	8,300,515
Net increase in net assets resulting from operations	16,109,508

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Core Income Predecessor Fund that have been reflected in the statement of operations since July 12, 2010 for the Core Income Fund.

	Before Reorganization		After Reorganization
	High Income Grade Core Fixed Income Fund	Aberdeen Core Income Fund	Aberdeen Core Income Fund
Net Assets:
Class A/Class A	$2,940,706	$–	$3,092,611
Class B/Class A	151,905	–	–
Class C/Class C	10,044	–	10,044
Class Y/Institutional Class	202,091,050	–	202,091,050
Shares Outstanding:
Class A/Class A	258,969	–	272,375
Class B/Class A	13,406	–	–
Class C/Class C	887	–	887
Class Y/Institutional Class	17,692,538	–	17,692,538
Net Asset Value per Share:
Class A/Class A	11.36	–	11.36
Class B/Class A	11.36	–	–
Class C/Class C	11.33	–	11.33
Class Y/Institutional Class	11.42	–	11.42
Net unrealized appreciation/(depreciation)	8,992,850	–	8,992,850
Accumulated net realized gain/(loss)	1,058,763	–	1,058,763

Annual Report 2010

62

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Income Fund, two of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. We have also audited the statement of assets and liabilities, including the statements of investments of the Aberdeen Core Income Fund as of October 31, 2010 and the related statements of operations for the period from August 1, 2010 to October 31, 2010 and the year ended July 31, 2010 and the statements of changes in net assets for the period from August 1, 2010 to October 31, 2010 and for each of the years in the two year period ended July 31, 2010 and the financial highlights for the period from August 1, 2010 to October 31, 2010 and for each of the years in the five year period ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three year period ended October 31, 2008, of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Bond Fund were audited by other auditors. Those auditors also expressed an unqualified opinion on the financial highlights of the Aberdeen Global Fixed Income Fund and Aberdeen Tax-Free Bond Fund in each of their reports dated December 29, 2008, and December 30, 2008, respectively.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations, changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2010

2010 Annual Report

63

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010 and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2010	Actual Ending Account Value, October 31, 2010	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Core Income Fund	Class A2	$1,000.00	$1,055.50	$1,021.58	$3.73	$3.67	0.72%
	Class C2	1,000.00	1,051.80	1,017.80	7.60	7.48	1.47%
	Institutional Service Class[2]	1,000.00	1,056.90	1,023.39	1.87	1.84	0.36%
	Institutional Class[2]	1,000.00	1,056.60	1,022.84	2.44	2.40	0.47%
Aberdeen Global Fixed Income Fund	Class A	1,000.00	1,085.50	1,019.16	6.31	6.11	1.20%
	Class C	1,000.00	1,081.00	1,015.38	10.23	9.91	1.95%
	Institutional Service Class	1,000.00	1,085.70	1,020.42	4.99	4.84	0.95%
	Institutional Class	1,000.00	1,085.60	1,020.42	4.99	4.84	0.95%
Aberdeen Tax-Free Income Fund	Class A	1,000.00	1,035.60	1,020.52	4.77	4.74	0.93%
	Class B	1,000.00	1,032.80	1,016.74	8.61	8.54	1.68%
	Class C	1,000.00	1,030.90	1,016.74	8.60	8.54	1.68%
	Class D	1,000.00	1,036.90	1,021.78	3.49	3.47	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.
[2]	The Fund changed its fiscal year end from July 31 to October 31. Information shown reflects values using the expense ratios and rates of return for the period August 1, 2010 to October 31, 2010.

Annual Report 2010

64

Other Tax Information (Unaudited)

During the year ended October 31, 2010 the following Fund designated income dividends as tax-exempt dividends:

Fund	Amount
Tax-Free Income Fund	$4,392,642

2010 Annual Report

65

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 9, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”); (ii) AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”); and (iii) AAMI and Credit Suisse Asset Management, LLC (“CSAM”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAMISL are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board receives a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including with respect to the Aberdeen Global Fixed Income Fund, the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures, and also considered the Advisers’ risk management

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Supplemental Information (Unaudited) (continued)

-processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its familiarity with management through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds only upon their reorganizations, and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund:

Aberdeen Global Fixed Income Fund. The Board noted that the Fund underperformed its peer group average for the 1-, 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1- year period, and underperformed its benchmark for the 3- and 5- year periods. The Board noted management’s explanations concerning the Fund’s underperformance versus its peer group and benchmark, including the fact that AAMI and its affiliates recently commenced managing the Fund on July 20, 2009. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and its affiliates to continue to improve performance.

Aberdeen Tax-Free Fixed Income Fund. The Board noted that the Fund underperformed its peer group average for the 1-, 3- and 5- year periods, and outperformed its peer group average for the 10- year period. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board noted management’s explanations concerning the Fund’s underperformance versus its peer group and benchmark. The Board also noted management’s plans with respect to the Fund. The Board concluded that it will continue to monitor the Fund’s performance and any actions taken by AAMI and CSAM to continue to improve performance.

After reviewing these and related factors, the Board concluded that appropriate action was being taken to address performance, and supported the renewal of the Agreements.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s advisory fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In considering the reasonableness of the fee payable by AAMI to CSAM, the Trustees relied on the ability of AAMI to negotiate the terms of the Sub-Advisory Agreement with CSAM at arm’s length, noting that AAMI is not affiliated with CSAM. In addition, the Trustees noted that the

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Supplemental Information (Unaudited) (concluded)

sub-advisory fees are paid to CSAM by AAMI out of its advisory fee. Accordingly, the cost of services to be provided by CSAM and the profitability to CSAM from its relationship to the Aberdeen Tax-Free Fixed Income Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees concluded that the effect of any economies of scale being realized by CSAM was not a material factor in the Trustees’ deliberations at this time, although it was noted that the sub-advisory fee contained breakpoints.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Global Fixed Income Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses. The Trustees also noted that management was proposing that breakpoints be implemented to the Fund’s advisory and sub-advisory fee schedules.

Aberdeen Tax-Free Fixed Income Fund. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation, that the Aberdeen Tax-Free Fixed Income Fund was subject to breakpoints and had not reached the specified asset level at which a breakpoint to its investment advisory fee would be triggered. The Trustees also noted that management was proposing that breakpoints be incorporated into the Aberdeen Global Fixed Income Fund’s advisory fee schedule. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

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68

Management of the Funds (Unaudited)

As of October 31, 2010

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC.; Director and Chairman (1995–present), Aberdeen Asset Management Inc.; Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of Aberdeen Funds. He also previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board), Aberdeen Global Income Fund (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.

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Management of the Funds (Unaudited) (continued)

As of October 31, 2010

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (Automotive Services) since 2006, Director of Smarte Carte, Inc. (Airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc., a London/Montreal-based independent investment research and consultancy firm, specializing in providing top-down global asset allocation ideas to investment managers around the world, since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

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Management of the Funds (Unaudited) (continued)

As of October 31, 2010

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Gary Marshall Aberdeen Asset Management Limited 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007), Chief Compliance Officer (Since September 2010)	Currently, Director, Vice President and Head of Legal–Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Investor Services for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product and Vice-President for Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

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71

Management of the Funds (Unaudited) (concluded)

As of October 31, 2010

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since .
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the fixed income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Mr. Sullivan, Ms. Greenstein, Ms. Kennedy, Ms. Melia, Ms. Nichols, Ms. Sitar and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

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72

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President

Jennifer Nichols, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0143-1210

ANNUAL REPORT

ABERDEEN FUNDS OPTIMAL ALLOCATIONS SERIES

OCTOBER 31, 2010

Aberdeen Optimal Allocations Fund: Defensive

Aberdeen Optimal Allocations Fund: Growth

Aberdeen Optimal Allocations Fund: Moderate

Aberdeen Optimal Allocations Fund: Moderate Growth

Aberdeen Optimal Allocations Fund: Specialty

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Optimal Allocations Fund: Defensive	Page 5
Aberdeen Optimal Allocations Fund: Growth	Page 8
Aberdeen Optimal Allocations Fund: Moderate	Page 11
Aberdeen Optimal Allocations Fund: Moderate Growth	Page 14
Aberdeen Optimal Allocations Fund: Specialty	Page 17

Financial Statements	Page 20

Notes to Financial Statements	Page 40

Report of Independent Registered Public Accounting Firm	Page 48

Shareholder Expense Examples	Page 49

Other Federal Tax Information	Page 51

Supplemental Information	Page 52
Management of the Funds	Page 55

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Message to Shareholders

December 17, 2010

Dear Aberdeen Funds Shareholder:

Welcome to the 2010 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2010. We would like to extend a particularly warm welcome to the more than 5,000 new shareholders to Aberdeen Funds who joined us from the Pacific Capital Funds in July.

It is very pleasing to report that, with the support of positive markets, new investors and the new shareholders referred to above, the Aberdeen Funds family now exceeds $6 billion in assets under management. We continue to invest additional resources in the development and promotion of the fund range and look forward to continuing the growth momentum established during the course of the year.

Market Overview

The economic reports that have come out over most of the past year have generally been greeted positively. There has been sufficient good news to allow investors to continue to buy into the notion of the “normalized recovery.” However, slowly but surely, this “glass half full” has ebbed into a “glass half empty” environment. Global equity markets remained volatile during the period amid investors’ concerns about the possible implications of significant regulatory reform in the U.S., a sovereign credit crisis in the European Union, and record-high prices for many commodities. Nonetheless, stocks generally posted robust gains amid improving – albeit somewhat sluggish – economic data and positive earnings news.

We believe that the outlook for global growth remains uncertain, although there seems to be slightly more likelihood that the world will escape a renewed recession than experience a “double dip.” Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

Aberdeen Honors Fallen at British Garden at Hanover Square

Aberdeen gifted a “Braemar Stone” from the heart of Royal Deeside in Scotland to the British Garden at Hanover Square in New York City. The stone and its plinth are one of the prominent features in the garden which was formally opened on July 6, 2010 by Her Majesty The Queen. The Garden was created to honor the memories of the 67 British citizens who lost their lives in the World Trade Center attacks on September 11, 2001. Situated in Lower Manhattan, the Garden also celebrates the historic ties of friendship between the U.S. and the UK and aims to bring British heritage and arts initiatives to the community and city of New York. A short film of the event is available on our website, www.aberdeen-asset.us.

Thank you for investing with us.

Very truly yours,

Gary Marshall

President

Aberdeen Funds

2010 Annual Report

1

Market Review

Anne Richards, Chief Investment Officer – Aberdeen Asset Management

During the annual period ended October 31, 2010, global equity markets rose on optimism over the economic recovery and generally positive earnings reports. Emerging markets outperformed their developed counterparts, reflecting stronger growth prospects. China, India and Brazil remained well-supported by domestic demand; significantly, second-quarter data showed China overtaking Japan as the world’s second-largest economy. In contrast, developed economies remained sluggish, even though fiscal stimulus programs initially boosted consumer spending. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations of the U.S. Federal Reserve’s implementation of a second round of quantitative easing lifted sentiment.

Many U.S. companies reported better-than-expected earnings results for the first three quarters of 2010. The most recent U.S. Commerce Department data indicate that corporate profits exceeded their 2007 levels on an annualized basis for the first six months of the year, and are up significantly from the same period in 2009. Despite the overall positive outlook, economic growth remains sluggish. According to the Commerce Department’s most recent estimate, the U.S. economy expanded 2.5% in the third quarter of 2010 The gain was significantly below the robust 5.0% growth rate seen as recently as the fourth quarter of 2009.

European stocks encountered some turbulence due to concerns over the ongoing sovereign debt problems in the peripheral European markets of Greece, Spain and Portugal and, later in the period, the solvency of Irish banks. Stocks in the region subsequently gained ground, however, amid a calming of concerns over the fiscal situation, as well as speculation regarding further quantitative easing in the U.S. In our view, European companies generally are in good financial shape, with low leverage and healthy cash positions on their balance sheets.

A strong recovery in key economies, coupled with a notable improvement in corporate results, buoyed emerging markets equities during the period. There were intermittent sell-offs amid renewed concerns over the Eurozone’s debt crisis and China’s aggressive monetary policy tightening to cool overheating asset prices. But flush liquidity in search of high-yielding assets helped emerging markets make impressive gains over the reporting period, outperforming their developed-market peers. The market rebound was led by the Europe, Middle East and Africa (EMEA) region, where economic strength outweighed worries that fiscally-challenged European economies might default on their debts. Latin America also performed well, boosted further by the U.S. Federal Reserve’s readiness to implement a second round of quantitative easing to support the economic recovery.

The credit problems in the Eurozone, along with increasing concerns about the continued deterioration in Irish banks, also led to uncertainty in the global fixed income markets. The resulting flight to quality led to an increase in demand for high-quality government bonds, resulting in lower yields in most major markets. In particular, U.S., UK and German government bonds benefited from their perceived “safe haven” status. The European Central Bank and International Monetary Fund support packages and fiscal tightening by many European countries saw fears over sovereign defaults subside in the third quarter of 2010. Central bank official rates in the U.S., the Eurozone, the UK and Japan remained at their all-time lows throughout the year. Speculation over further action by these central banks to promote sustained growth in the face of a weakening economic growth outlook also helped bond markets, and both the Bank of Japan and the U.S. Federal Reserve announced additional quantitative easing in late 2010. Conversely, emerging markets and commodity-led economies experienced strong growth, and markets such as Canada, Australia and Sweden saw official interest rate increases.

Global equity market indices have rebounded from their recession lows, but continue to exhibit high levels of volatility amid a clouded economic direction. Investors appear to be discounting the likelihood of higher earnings to come and, therefore, many great businesses remain undervalued, in our opinion. Nevertheless, we believe that there seems slightly more likelihood that the world economies escape a renewed recession than experience a “double dip.” Monetary policymakers in some Asian and emerging market economies have begun to take pre-emptive action to keep inflation in check, but elsewhere expansionary fiscal policies are still prevalent. In the U.S., estimates for S&P 500 Index company earnings have continued to rise on improved operations, recovering demand, and a surge in merger-and-acquisition activity. We feel that business valuations and volatility levels can revert to their historical norms over time.

Annual Report 2010

2

Aberdeen Optimal Allocations Funds

The Aberdeen Optimal Allocations Fund: Defensive (Class A shares at NAV) returned 10.72% for the annual period ended October 31, 2010, versus 8.01% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index, and 11.85% for its defensive composite index, which is a blend of 40% Standard & Poor’s (S&P) 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Conservative Funds (consisting of 462 funds) was 11.64% for the period.

The Aberdeen Optimal Allocations Fund: Growth (Class A shares at NAV) returned 17.05% for the annual period ended October 31, 2010, versus 16.52% for its benchmark, the S&P 500® Index, and 14.30% for its growth composite index, which is a blend of 70% S&P 500 Index, 25% MSCI Europe, Australasia, Far East (EAFE) Index (MSCI EAFE Index) and 5% Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 831 funds) was 17.62% for the period.

The Aberdeen Optimal Allocations Fund: Moderate (Class A shares at NAV) returned 13.74% for the annual period ended October 31, 2010, versus 16.52% for its benchmark, the S&P 500® Index, and 12.06% for its moderate composite index, which is a blend of 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Moderate Funds (consisting of 516 funds) was 13.15% for the period.

The Aberdeen Optimal Allocations Fund: Moderate Growth (Class A shares at NAV) returned 15.81% for the annual period ended October 31, 2010, versus 16.52% for its benchmark, the S&P 500® Index, and 13.63% for its moderate growth composite index, which is a blend of 60% S&P 500 Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Mixed-Asset Target Allocation Growth Funds (consisting of 557 funds) was 14.38% for the period.

The Aberdeen Optimal Allocations Fund: Specialty (Class A shares at NAV) returned 15.73% for the annual period ended October 31, 2010, versus 16.52% for its benchmark, the S&P 500® Index, and 14.25% for its specialty composite index, which is a blend of 70% S&P 500 Index and 30% MSCI EAFE Index. For broader comparison, the average return of the Fund’s Lipper peer category of Multi-Cap Core Funds (consisting of 831 funds) was 17.62% for the period.

Since emerging from the worst depths of the 2008 downturn, global financial markets generally have rebounded strongly, but have also been characterized by high levels of volatility and noticeable dispersion in returns across various asset classes. Investors have developed a distinct “risk on/risk off” pattern of behavior characterized by periodic flights from growth-oriented asset classes like equities and commodities into the perceived safety of U.S. Treasury securities and high-quality corporate bonds.

Against this challenging market backdrop, riskier asset classes in general performed very well over the past year, as a persistently sluggish U.S. economic recovery was augmented by significantly better growth dynamics in international and emerging market economies. Emerging market equities were very strong performers for the period, as the trend in global economic growth remained increasingly centered around China and other developing economies. Other growth-sensitive asset classes such as commodities and natural resources also benefited from these same emerging markets themes and delivered strong performances as well.

Within the U.S., shares of companies across the market capitalization spectrum posted robust returns, led by small-cap stocks. Alongside this strong performance by global equity markets, the fixed income markets also saw substantial positive returns for the period, as investors continued to seek quality exposures in high-grade corporate bonds and U.S. Treasuries. These preferences were particularly evident in May and August, when markets staged broad retreats from risk-oriented asset classes and investors sought the relative safety of government bonds. Despite ongoing debate among U.S. policymakers as to whether inflation or deflation represented the most significant macroeconomic concern, investors clearly indicated a preference for inflation protection from vehicles such as U.S. Treasury Inflation Protected Securities (TIPS), which performed well for the period.

With heightened market volatility throughout the period, both our equity and fixed income exposures contributed positively to performance at various points during the year. Fund returns were boosted by strong performances from our emerging market equity holdings, most notably Aberdeen Emerging Markets Institutional Fund, as well as our bond holdings in Oppenheimer International Bond Fund. Our exposures to both U.S. and international real estate were also significant contributors, with the strong returns of two exchange-traded funds (ETFs), iShares Cohen & Steers Realty Majors Index Fund and SPDR DJ International Real Estate Fund. In addition, all of the Fund’s sector-specific holdings performed well, led by iShares S&P Global Information Technology Sector Index Fund.

During the period, all of the Funds’ asset classes and underlying holdings generated positive absolute returns, but some holdings did so while underperforming their respective benchmarks. On an absolute basis across all asset classes, our holdings in iShares Barclays 1-3 Year Treasury Bond Fund and iShares Barclays Aggregate Bond Fund delivered the weakest performances for the year. On a relative basis, our exposure to U.S. large-cap equities via Aberdeen U.S. Equity Fund posted a notable gain for the 12-month period, but underperformed the S&P 500 Index. Similarly, our holding in Aberdeen Natural Resources Fund registered a low-double-digit return for the period, but its performance lagged that of its benchmark, the S&P North American Natural Resources Sector Index.

The Funds’ underlying asset allocation models are developed annually and revised at the beginning of each calendar year. For 2010, all five portfolios were reallocated in an effort to achieve a broader global orientation, with heightened exposure to international and emerging markets across equities, fixed income securities and real assets. Among equity asset classes, we reduced the U.S. large-cap exposure while increasing the emerging markets and global sector weights. We simultaneously reduced our level of global financial sector holdings,

2010 Annual Report

3

Aberdeen Optimal Allocation Funds (concluded)

and consolidated the previously stand-alone holding in Aberdeen Asia Pacific ex-Japan Equity Institutional Fund holding into our broader emerging markets position. We also initiated a global infrastructure sector holding that provides additional exposure to global economic growth, as well as an inflation hedge. Additionally, we took a more global focus in our fixed income allocation, increasing the international bond exposure, while slightly trimming positions in the U.S aggregate bond, short-term U.S. Treasury and U.S. TIPS sectors versus our previous models. However, we maintain the portfolios’ significant TIPS exposure, which provides an important inflation hedge. We also shifted our real estate exposures so that the weighting in international real estate investment trust (REIT) holdings is now larger than the allocation to comparable U.S. REITs.

The funds are fully invested consistent with their 2010 allocation models. The portfolios and their underlying holdings are managed on a strategic, as opposed to a tactical, basis, and they are highly diversified across various traditional and non-traditional asset classes. The model portfolios for each fund are developed annually based on an optimization process that also takes into account qualitative factors. We do not attempt to market-time our exposures among asset classes or trade around specific market events.

Portfolio Management:

Aberdeen Alternative Investment Strategies Team: Richard Fonash, CFA, and Allison Mortensen, CFA

Annual Report 2010

4

Aberdeen Optimal Allocations Fund: Defensive (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	Inception[2]
Class A	w/o SC	10.72%	4.67%
	w/SC3	4.32%	3.08%
Class B	w/o SC	9.88%	3.88%
	w/SC4	4.88%	3.18%
Class C	w/o SC	9.95%	3.92%
	w/SC5	8.95%	3.92%
Institutional Class[6]	w/o SC	10.95%	4.88%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on December 15, 2006.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2010 Annual Report

5

Aberdeen Optimal Allocations Fund: Defensive

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Defensive, Barclays Capital U.S. Aggregate Bond Index, S&P 500® Index, the Defensive Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for the unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Defensive Composite Index and its weightings are 40% S&P 500® Index and 60% Barclays Capital U.S. Aggregate Bond Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Exchange Traded Funds	60.1%
Mutual Funds	37.7%
Repurchase Agreement	1.5%
Other assets in excess of liabilities	0.7%
100.0%

Top Industries
Fixed Income Funds	56.0%
Equity Funds	34.7%
Real Estate Investment Trust (REIT) Funds	5.0%
Commodity Funds	2.1%
Other	2.2%
100.0%

Top Holdings*
iShares Barclays Aggregate Bond Fund	14.3%
Oppenheimer International Bond Fund, Class Y	13.9%
iShares Barclays TIPS Bond Fund	12.9%
iShares Barclays 1-3 Year Treasury Bond Fund	11.9%
iShares S&P Global Infrastructure Index Fund	6.0%
Aberdeen Equity Long-Short Fund, Institutional Class	5.8%
iShares S&P Global Healthcare Sector Index Fund	5.0%
Aberdeen Natural Resources Fund, Institutional Class	4.0%
Aberdeen Global Financial Services Fund, Institutional Class	3.9%
iShares S&P 500 Index Fund	3.0%
Other	19.3%
100.0%

*	For the purpose of listing top holdings, Repurchase Agreement included as part of Other.

Annual Report 2010

6

Statement of Investments

October 31, 2010

Aberdeen Optimal Allocations Fund: Defensive

	Shares or Principal Amount	Value
MUTUAL FUNDS (37.7%)
Commodity Fund (2.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	20,539	$187,312
Equity Funds (18.7%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	13,220	188,644
Aberdeen Equity Long-Short Fund, Institutional Class (a)	46,108	529,319
Aberdeen Global Financial Services Fund, Institutional Class (a)	33,732	357,899
Aberdeen International Equity Institutional Fund, Institutional Class (a)	21,563	270,623
Aberdeen Natural Resources Fund, Institutional Class (a)	21,518	362,575
		1,709,060
Fixed Income Funds (16.9%)
Oppenheimer International Bond Fund, Class Y	183,901	1,270,754
PIMCO Developing Local Markets Fund, Institutional Class	25,303	271,503
		1,542,257
Total Mutual Funds		3,438,629

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (60.1%)
Equity Funds (16.0%)
iShares S&P 500 Index Fund	2,300	$273,332
iShares S&P Global Healthcare Sector Index Fund	8,800	455,136
iShares S&P Global Infrastructure Index Fund	15,300	548,046
iShares S&P Global Technology Sector Index Fund	3,200	187,520
		1,464,034
Fixed Income Funds (39.1%)
iShares Barclays 1-3 Year Treasury Bond Fund	12,800	1,081,472
iShares Barclays Aggregate Bond Fund	12,040	1,306,942
iShares Barclays TIPS Bond Fund	10,544	1,176,921
		3,565,335
Real Estate Investment Trust (REIT) Funds (5.0%)
iShares Cohen & Steers Realty Majors Index Fund	2,830	182,591
SPDR Dow Jones International Real Estate Fund	6,717	271,300
		453,891
Total Exchange Traded Funds		5,483,260
REPURCHASE AGREEMENT (1.5%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $139,001, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $145,112	$139,000	139,000
Total Repurchase Agreement		139,000
Total Investments (Cost $8,133,402) (b)—99.3%		9,060,889

Other Assets In Excess Of Liabilities—0.7%		60,716
Net Assets—100.0%		$9,121,605

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	- Real Estate Investment Trust
TIPS	- Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2010 Annual Report

7

Aberdeen Optimal Allocations Fund: Growth (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	17.05%	4.00%	5.57%
	w/SC3	10.28%	2.78%	4.59%
Class B	w/o SC	16.17%	3.24%	4.76%
	w/SC4	11.17%	2.92%	4.76%
Class C	w/o SC	16.33%	3.25%	4.77%
	w/SC5	15.33%	3.25%	4.77%
Class R6	w/o SC	16.73%	3.67%	5.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A contingent deferred sales charge (CDSC) was deducted. The CDSC starts at 5.00% during the 1st year and declines to 0.00% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

Annual Report 2010

8

Aberdeen Optimal Allocation Fund: Growth

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Growth, S&P 500® Index, the Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Growth Composite Index and its weightings are 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index and 5% Barclays Capital U.S. Aggregate Bond Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Mutual Funds	59.8%
Exchange Traded Funds	39.3%
Repurchase Agreement	1.2%
Liabilities in excess of other assets	(0.3%	)
	100.0%

Top Industries
Equity Funds	80.9%
Real Estate Investment Trust (REIT) Funds	8.2%
Fixed Income Funds	5.9%
Commodity Funds	4.1%
Other	0.9%
100.0%

Top Holdings*
Aberdeen International Equity Institutional Fund, Institutional Class	12.1%
iShares S&P Global Infrastructure Index Fund	9.1%
Aberdeen Equity Long-Short Fund, Institutional Class	8.9%
Aberdeen Small Cap Fund, Institutional Class	7.0%
Aberdeen Global Financial Services Fund, Institutional Class	7.0%
iShares S&P Global Healthcare Sector Index Fund	7.0%
Aberdeen Natural Resources Fund, Institutional Class	7.0%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	6.9%
SPDR Dow Jones International Real Estate Fund	5.1%
iShares Russell Midcap Index Fund	5.1%
Other	24.8%
100.0%

*	For the purpose of listing top holdings, Repurchase Agreement included as part of Other.

2010 Annual Report

9

Statement of Investments

October 31, 2010

Aberdeen Optimal Allocations Fund: Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (59.8%)
Commodity Fund (4.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	51,923	$473,536
Equity Funds (52.7%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	56,055	799,901
Aberdeen Equity Long-Short Fund, Institutional Class (a)	90,283	1,036,454
Aberdeen Global Financial Services Fund, Institutional Class (a)	76,842	815,288
Aberdeen International Equity Institutional Fund, Institutional Class (a)	111,738	1,402,306
Aberdeen Natural Resources Fund, Institutional Class (a)	48,122	810,863
Aberdeen Small Cap Fund, Institutional Class (a)	57,965	815,564
Aberdeen U.S. Equity Fund, Institutional Class* (a)	48,851	437,708
		6,118,084
Fixed Income Fund (3.0%)
PIMCO Developing Local Markets Fund, Institutional Class	32,609	349,896
Total Mutual Funds		6,941,516

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (39.3%)
Equity Funds (28.2%)
iShares Russell Midcap Index Fund	6,362	$596,819
iShares S&P 500 Index Fund	2,919	346,894
iShares S&P Global Healthcare Sector Index Fund	15,700	812,004
iShares S&P Global Infrastructure Index Fund	29,400	1,053,108
iShares S&P Global Technology Sector Index Fund	8,000	468,800
		3,277,625
Fixed Income Fund (2.9%)
iShares Barclays TIPS Bond Fund	3,064	342,003
Real Estate Investment Trust (REIT) Funds (8.2%)
iShares Cohen & Steers Realty Majors Index Fund	5,484	353,828
SPDR Dow Jones International Real Estate Fund	14,777	596,843
		950,671
Total Exchange Traded Funds		4,570,299
REPURCHASE AGREEMENT (1.2%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $136,001, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $139,737	$136,000	136,000
Total Repurchase Agreement		136,000
Total Investments (Cost $10,557,287) (b)—100.3%		11,647,815

Liabilities In Excess Of Other Assets—(0.3)%		(29,995)
Net Assets—100.0%		$11,617,820

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	- Real Estate Investment Trust
TIPS	- Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Annual Report 2010

10

Aberdeen Optimal Allocations Fund: Moderate (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	13.74%	5.87%	6.77%
	w/SC3	7.22%	4.63%	5.78%
Class B	w/o SC	13.04%	5.09%	5.86%
	w/SC4	8.04%	4.76%	5.86%
Class C	w/o SC	12.94%	5.08%	5.91%
	w/SC5	11.94%	5.08%	5.91%
Class R6	w/o SC	13.51%	5.58%	6.39%
Institutional Class[6]	w/o SC	14.03%	6.11%	6.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Funds”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objective and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2010 Annual Report

11

Aberdeen Optimal Allocations Fund: Moderate

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate, S&P 500® Index, the Moderate Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Composite Index and its weightings are 40% S&P 500® Index, 40% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Exchange Traded Funds	55.1%
Mutual Funds	44.0%
Repurchase Agreement	0.8%
Other assets in excess of liabilities	0.1%
100.0%

Top Industries
Equity Funds	54.2%
Fixed Income Funds	37.6%
Real Estate Investment Trust (REIT) Funds	5.3%
Commodity Funds	2.0%
Other	0.9%
100.0%

Top Holdings*
iShares Barclays Aggregate Bond Fund	13.6%
iShares Barclays TIPS Bond Fund	9.1%
Oppenheimer International Bond Fund, Class Y	8.0%
iShares S&P Global Healthcare Sector Index Fund	7.0%
Aberdeen International Equity Institutional Fund, Institutional Class	6.9%
iShares S&P Global Infrastructure Index Fund	6.1%
Aberdeen Equity Long-Short Fund, Institutional Class	6.1%
iShares Russell Midcap Index Fund	5.1%
Aberdeen Global Financial Services Fund, Institutional Class	5.0%
Aberdeen Natural Resources Fund, Institutional Class	4.9%
Other	28.2%
100.0%

*	For the purpose of listing top holdings, Repurchase Agreement included as part of Other.

Annual Report 2010

12

Statement of Investments

October 31, 2010

Aberdeen Optimal Allocations Fund: Moderate

	Shares or Principal Amount	Value
MUTUAL FUNDS (44.0%)
Commodity Fund (2.0%)
Credit Suisse Commodity Return Strategy Fund, Common Class	97,209	$886,545
Equity Funds (31.0%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	127,766	1,823,218
Aberdeen Equity Long-Short Fund, Institutional Class (a)	228,429	2,622,364
Aberdeen Global Financial Services Fund, Institutional Class (a)	202,247	2,145,845
Aberdeen International Equity Institutional Fund, Institutional Class (a)	239,407	3,004,556
Aberdeen Natural Resources Fund, Institutional Class (a)	126,179	2,126,115
Aberdeen Small Cap Fund, Institutional Class (a)	121,346	1,707,342
		13,429,440
Fixed Income Funds (11.0%)
Oppenheimer International Bond Fund, Class Y	498,527	3,444,819
PIMCO Developing Local Markets Fund, Institutional Class	121,232	1,300,821
		4,745,640
Total Mutual Funds		19,061,625

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (55.1%)
Equity Funds (23.2%)
iShares Russell Midcap Index Fund	23,711	$2,224,329
iShares S&P 500 Index Fund	11,300	1,342,892
iShares S&P Global Healthcare Sector Index Fund	58,200	3,010,104
iShares S&P Global Infrastructure Index Fund	73,400	2,629,188
iShares S&P Global Technology Sector Index Fund	14,400	843,840
		10,050,353
Fixed Income Funds (26.6%)
iShares Barclays 1-3 Year Treasury Bond Fund	20,265	1,712,190
iShares Barclays Aggregate Bond Fund	54,128	5,875,594
iShares Barclays TIPS Bond Fund	35,162	3,924,783
		11,512,567
Real Estate Investment Trust (REIT) Funds (5.3%)
iShares Cohen & Steers Realty Majors Index Fund	13,771	888,505
SPDR Dow Jones International Real Estate Fund	34,995	1,413,448
		2,301,953
Total Exchange Traded Funds		23,864,873
REPURCHASE AGREEMENT (0.8%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $351,003, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $360,092	$351,000	351,000
Total Repurchase Agreement		351,000
Total Investments (Cost $38,175,672) (b)—99.9%		43,277,498

Other Assets In Excess Of Liabilities—0.1%		21,891
Net Assets—100.0%		$43,299,389

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	- Real Estate Investment Trust
TIPS	- Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2010 Annual Report

13

Aberdeen Optimal Allocations Fund: Moderate Growth (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	15.81%	5.11%	6.35%
	w/SC3	9.14%	3.88%	5.36%
Class B	w/o SC	15.12%	4.35%	5.57%
	w/SC4	10.12%	4.02%	5.57%
Class C	w/o SC	15.03%	4.36%	5.57%
	w/SC5	14.03%	4.36%	5.57%
Class R6	w/o SC	15.68%	4.80%	6.02%
Institutional Class[6,7]	w/o SC	16.18%	5.17%	6.40%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.
7	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A. During this period Institutional Class did not have any shareholders. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Annual Report 2010

14

Aberdeen Optimal Allocations Fund: Moderate Growth

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Moderate Growth, S&P 500® Index, the Moderate Growth Composite Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Moderate Growth Composite Index and its weightings are 60% S&P 500® Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Mutual Funds	58.0%
Exchange Traded Funds	40.8%
Repurchase Agreement	0.3%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries
Equity Funds	70.7%
Fixed Income Funds	18.9%
Real Estate Investment Trust (REIT) Funds	6.2%
Commodity Fund	3.0%
Other	1.2%
100.0%

Top Holdings*
Aberdeen International Equity Institutional Fund, Institutional Class	9.0%
Aberdeen Equity Long-Short Fund, Institutional Class	7.6%
iShares S&P Global Infrastructure Index Fund	7.1%
Aberdeen Natural Resources Fund, Institutional Class	7.0%
iShares S&P Global Healthcare Sector Index Fund	6.8%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	6.2%
Aberdeen Global Financial Services Fund, Institutional Class	6.2%
Aberdeen Small Cap Fund, Institutional Class	6.1%
Oppenheimer International Bond Fund, Class Y	6.0%
iShares Barclays Aggregate Bond Fund	5.0%
Other	33.0%
100.0%

*	For the purpose of listing top holdings, Repurchase Agreement included as part of Other.

2010 Annual Report

15

Statement of Investments

October 31, 2010

Aberdeen Optimal Allocations Fund: Moderate Growth

	Shares or Principal Amount	Value
MUTUAL FUNDS (58.0%)
Commodity Fund (3.0%)
Credit Suisse Commodity Return Strategy Fund, Common Class	107,838	$983,488
Equity Funds (45.9%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	143,186	2,043,256
Aberdeen Equity Long-Short Fund, Institutional Class (a)	216,292	2,483,037
Aberdeen Global Financial Services Fund, Institutional Class (a)	191,270	2,029,376
Aberdeen International Equity Institutional Fund, Institutional Class (a)	235,521	2,955,792
Aberdeen Natural Resources Fund, Institutional Class (a)	136,843	2,305,803
Aberdeen Small Cap Fund, Institutional Class (a)	142,343	2,002,766
Aberdeen U.S. Equity Fund, Institutional Class* (a)	141,225	1,265,376
		15,085,406
Fixed Income Funds (9.1%)
Oppenheimer International Bond Fund, Class Y	286,293	1,978,284
PIMCO Developing Local Markets Fund, Institutional Class	92,995	997,834
		2,976,118
Total Mutual Funds		19,045,012

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (40.8%)
Equity Funds (24.8%)
iShares Russell Midcap Index Fund	17,267	$1,619,817
iShares S&P 500 Index Fund	8,120	964,981
iShares S&P Global Healthcare Sector Index Fund	43,300	2,239,476
iShares S&P Global Infrastructure Index Fund	65,200	2,335,464
iShares S&P Global Technology Sector Index Fund	17,100	1,002,060
		8,161,798
Fixed Income Funds (9.8%)
iShares Barclays Aggregate Bond Fund	14,979	1,625,970
iShares Barclays TIPS Bond Fund	14,225	1,587,795
		3,213,765
Real Estate Investment Trust (REIT) Funds (6.2%)
iShares Cohen & Steers Realty Majors Index Fund	10,655	687,460
SPDR Dow Jones International Real Estate Fund	33,220	1,341,756
		2,029,216
Total Exchange Traded Funds		13,404,779
REPURCHASE AGREEMENT (0.3%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $101,001, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $107,490	$101,000	101,000
Total Repurchase Agreement		101,000
Total Investments (Cost $28,211,135) (b)—99.1%		32,550,791

Other Assets In Excess Of Liabilities—0.9%		306,137
Net Assets—100.0%		$32,856,928

*	Non income-producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	- Real Estate Investment Trust
TIPS	- Treasury Inflation Protected Securities

See accompanying notes to financial statements.

Annual Report 2010

16

Aberdeen Optimal Allocations Fund: Specialty (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	15.73%	4.53%	6.36%
	w/SC3	9.11%	3.30%	5.37%
Class B	w/o SC	14.92%	3.78%	5.59%
	w/SC4	9.92%	3.44%	5.59%
Class C	w/o SC	14.84%	3.74%	5.56%
	w/SC5	13.84%	3.74%	5.56%
Class R6	w/o SC	15.43%	4.27%	6.09%
Institutional Class[6]	w/o SC	15.90%	4.78%	6.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years and is not deducted from returns after 6 years.
5	A 1.00% CDSC was deducted from the one year returns because it is charged when you sell Class C shares within the first year after purchase.
6	Not subject to any sales charges.

2010 Annual Report

17

Aberdeen Optimal Allocations Fund: Specialty

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Optimal Allocations Fund: Specialty, S&P 500® Index, the Specialty Composite Index and the Consumer Product Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed. The components of the Specialty Composite Index and its weightings are 70% S&P 500 Index and 30% Morgan Stanley Capital International Europe, Australasia, and For East Index. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (unaudited)

October 31, 2010

Asset Allocation
Mutual Funds	55.1%
Exchange Traded Funds	44.5%
Repurchase Agreement	0.4%
100.0%

Top Industries
Equity Funds	80.3%
Real Estate Investment Trust (REIT) Funds	9.2%
Commodity Funds	5.1%
Fixed Income Funds	5.0%
Other	0.4%
100.0%

Top Holdings*
iShares S&P Global Infrastructure Index Fund	12.3%
iShares S&P Global Healthcare Sector Index Fund	11.9%
Aberdeen Equity Long-Short Fund, Institutional Class	11.7%
Aberdeen Natural Resources Fund, Institutional Class	11.1%
Aberdeen Global Financial Services Fund, Institutional Class	11.0%
iShares S&P Global Technology Sector Index Fund	9.1%
Aberdeen Emerging Markets Institutional Fund, Institutional Class	8.1%
SPDR Dow Jones International Real Estate Fund	6.2%
Aberdeen International Equity Institutional Fund, Institutional Class	5.1%
Credit Suisse Commodity Return Strategy Fund, Common Class	5.1%
Other	8.4%
100.0%

*	For the purpose of listing top holdings, Repurchase Agreement included as part of Other.

Annual Report 2010

18

Statement of Investments

October 31, 2010

Aberdeen Optimal Allocations Fund: Specialty

	Shares or Principal Amount	Value
MUTUAL FUNDS (55.1%)
Commodity Fund (5.1%)
Credit Suisse Commodity Return Strategy Fund, Common Class	213,478	$1,946,917
Equity Funds (47.0%)
Aberdeen Emerging Markets Institutional Fund, Institutional Class (a)	216,539	3,090,018
Aberdeen Equity Long-Short Fund, Institutional Class (a)	390,097	4,478,315
Aberdeen Global Financial Services Fund, Institutional Class (a)	398,346	4,226,454
Aberdeen International Equity Institutional Fund, Institutional Class (a)	156,145	1,959,614
Aberdeen Natural Resources Fund, Institutional Class (a)	253,601	4,273,182
		18,027,583
Fixed Income Fund (3.0%)
PIMCO Developing Local Markets Fund, Institutional Class	109,107	1,170,716
Total Mutual Funds		21,145,216

	Shares or Principal Amount	Value
EXCHANGE TRADED FUNDS (44.5%)
Equity Funds (33.3%)
iShares S&P Global Healthcare Sector Index Fund	88,500	$4,577,220
iShares S&P Global Infrastructure Index Fund	131,400	4,706,748
iShares S&P Global Technology Sector Index Fund	59,400	3,480,840
		12,764,808
Fixed Income Fund (2.0%)
iShares Barclays TIPS Bond Fund	6,662	743,612
Real Estate Investment Trust (REIT) Funds (9.2%)
iShares Cohen & Steers Realty Majors Index Fund	17,806	1,148,843
SPDR Dow Jones International Real Estate Fund	59,204	2,391,250
		3,540,093
Total Exchange Traded Funds		17,048,513
REPURCHASE AGREEMENT (0.4%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $173,002, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $177,359	$173,000	173,000
Total Repurchase Agreement		173,000
Total Investments (Cost $36,371,863) (b)—100.0%		38,366,729

Liabilities In Excess Of Other Assets—(0.0%)		(13,447)
Net Assets—100.0%		$38,353,282

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	- Real Estate Investment Trust
TIPS	- Treasury Inflation Protected Securities

See accompanying notes to financial statements.

2010 Annual Report

19

Statements of Assets and Liabilities

October 31, 2010

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
Assets:
Investments, at value	$7,212,829	$5,393,731	$29,497,058	$17,364,385	$20,166,146
Investments in affiliates, at value	1,709,060	6,118,084	13,429,440	15,085,406	18,027,583
Repurchase Agreements, at value	139,000	136,000	351,000	101,000	173,000

Total investments	9,060,889	11,647,815	43,277,498	32,550,791	38,366,729

Cash	836	350	175	960	564
Receivable for capital shares issued	100,085	20,814	101,905	169,989	1,130
Receivable for investments sold	–	–	–	160,975	109,613
Prepaid expenses	11,163	33,734	36,216	35,101	35,163
Receivable from advisor	9,606	11,116	12,878	14,407	18,221
Interest and dividends receivable	5,249	649	15,557	9,236	2,173

Total assets	9,187,828	11,714,478	43,444,229	32,941,459	38,533,593

Liabilities:
Payable for capital shares redeemed	–	56,456	72,453	22,857	101,983
Distribution fees	6,389	6,663	27,045	19,674	24,673
Payable for investments purchased	32,476	11,093	–	–	–
Accrued expenses and other payables:
Investment advisory fees	1,145	1,475	5,523	4,170	4,891
Administration fee payable	241	311	1,163	878	1,030
Administrative services fees	376	1,048	670	1,614	202
Transfer agent fees	3,288	5,332	11,055	10,818	17,512
Printing fees	505	3,617	11,452	11,332	15,280
Legal fees	82	462	2,533	1,287	3,485
Fund accounting fees	2,070	2,099	3,840	3,218	3,497
Custodian fees	516	409	786	839	580
Accrued expenses and other liabilities	19,135	7,693	8,320	7,844	7,178

Total liabilities	66,223	96,658	144,840	84,531	180,311

Net Assets	$9,121,605	$11,617,820	$43,299,389	$32,856,928	$38,353,282

Cost:
Investments	$6,591,737	$4,866,101	$26,901,964	$15,704,510	$19,044,135
Investments in affiliates	1,402,665	5,555,186	10,922,708	12,405,625	17,154,728
Repurchase Agreements	139,000	136,000	351,000	101,000	173,000
Represented by:
Capital	$8,688,056	$14,745,961	$45,759,531	$37,334,752	$59,630,463
Accumulated net investment income (loss)	–	1,383	11,994	3,063	–
Accumulated net realized loss on investment transactions	(493,938)	(4,220,052)	(7,573,962)	(8,820,543)	(23,272,047)
Net unrealized appreciation on investments	927,487	1,090,528	5,101,826	4,339,656	1,994,866

Net Assets	$9,121,605	$11,617,820	$43,299,389	$32,856,928	$38,353,282

Net Assets:
Class A Shares	$1,809,250	$5,175,334	$12,743,640	$12,684,179	$7,918,978
Class B Shares	970,417	924,644	2,050,299	2,852,071	3,339,529
Class C Shares	6,203,249	5,494,133	25,853,360	17,300,408	23,494,886
Class R Shares	–	23,709	1,204,805	17,900	399,541
Institutional Class Shares	138,689	–	1,447,285	2,370	3,200,348

Total	$9,121,605	$11,617,820	$43,299,389	$32,856,928	$38,353,282

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

20

Statements of Assets and Liabilities (Concluded)

October 31, 2010

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	170,312	497,631	1,115,605	1,165,844		700,251
Class B Shares	92,052	91,330	182,744	265,892		302,348
Class C Shares	588,590	543,060	2,303,573	1,614,259		2,129,455
Class R Shares	–	2,313	106,222	1,653		35,496
Institutional Class Shares	13,066	–	126,795	217		281,186

Total	864,020	1,134,334	3,834,939	3,047,865		3,448,736

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.62	$10.40	$11.42	$10.88		$11.31
Class B Shares(a)	$10.54	$10.12	$11.22	$10.73		$11.05
Class C Shares(b)	$10.54	$10.12	$11.22	$10.72		$11.03
Class R Shares	$–	$10.25	$11.34	$10.83		$11.26
Institutional Class Shares	$10.61	$–	$11.41	$10.92	(c)	$11.38
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.27	$11.03	$12.12	$11.54		$12.00
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	The NAV shown above differs from published NAV on October 31, 2010 due to financial statement rounding.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

21

Statements of Operations

For the Year Ended October 31, 2010

	Aberdeen Optimal Allocations Fund: Defensive	Aberdeen Optimal Allocations Fund: Growth	Aberdeen Optimal Allocations Fund: Moderate	Aberdeen Optimal Allocations Fund: Moderate Growth	Aberdeen Optimal Allocations Fund: Specialty
INVESTMENT INCOME:
Dividend income	$194,938	$124,483	$796,979	$438,460	$490,949
Dividend income from affiliates	13,522	45,253	133,868	101,781	179,237
Interest income	18	16	130	125	70

	208,478	169,752	930,977	540,366	670,256

EXPENSES:
Investment advisory fees	13,993	16,548	65,993	47,412	60,142
Administration fees	2,688	3,185	12,675	9,094	11,518
Fund accounting fees	5,275	5,499	13,972	11,329	13,135
Transfer agent fees	12,834	23,601	56,984	48,881	98,064
Distribution fees Class A	6,985	10,854	33,476	31,092	24,132
Distribution fees Class B	7,870	9,755	21,927	29,332	35,423
Distribution fees Class C	56,480	56,876	268,886	162,246	246,110
Distribution fees Class R	–	137	3,491	56	2,098
Trustee fees	843	983	3,694	2,671	3,282
Legal fees	1,264	1,782	5,313	1,461	3,648
Printing expense	3,950	6,292	18,198	17,858	28,175
Custodian fees	1,488	878	2,900	2,005	1,788
Administrative services fees Class A	755	2,186	1,734	3,677	721
Administrative services fees Class R	–	50	205	–	6
Registration and filing fees	76,354	58,280	60,977	59,963	59,837
Other	24,426	13,991	28,572	23,662	25,658

Total expenses before reimbursed/waived expenses	215,205	210,897	598,997	450,739	613,737

Expenses reimbursed/waived by investment advisor	(119,905)	(103,533)	(159,771)	(145,438)	(205,186)

Net expenses	95,300	107,364	439,226	305,301	408,551

Net Investment Income	113,178	62,388	491,751	235,065	261,705

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying non-affiliated funds	17,357	–	35,522	7,156	–
Realized gain (loss) on investment transactions from affiliated funds	603,242	(492,200)	1,163,043	(1,185,508)	1,538,766
Realized gain (loss) on investment transactions from non-affiliated funds	181,103	(163,888)	(174,397)	(277,100)	(4,129,137)

Net realized gain (loss) from investments	801,702	(656,088)	1,024,168	(1,455,452)	(2,590,371)

Net change in unrealized appreciation/depreciation from investment transactions	21,775	2,282,942	4,059,447	5,782,029	7,866,669

Net realized/unrealized gain from investments	823,477	1,626,854	5,083,615	4,326,577	5,276,298

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$936,655	$1,689,242	$5,575,366	$4,561,642	$5,538,003

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

22

Statements of Changes in Net Assets

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$113,178	$222,612	$62,388	$48,943	$491,751	$596,031
Net realized gain (loss) from investment transactions	801,702	(1,178,248)	(656,088)	(2,467,365)	1,024,168	(6,572,001)
Net change in unrealized appreciation/depreciation from investments	21,775	2,428,990	2,282,942	3,668,518	4,059,447	12,933,551

Change in net assets resulting from operations	936,655	1,473,354	1,689,242	1,250,096	5,575,366	6,957,581

Distributions to Shareholders From:
Net investment income:
Class A	(48,275)	(114,874)	(41,617)	(26,679)	(216,088)	(252,835)
Class B	(10,592)	(11,451)	(3,507)	(3,257)	(21,004)	(25,119)
Class C	(73,155)	(86,993)	(20,759)	(17,416)	(260,764)	(303,837)
Class R	–	(9)	(197)	(32)	(8,558)	(2,399)
Institutional Service Class	–	(12)	–	(4)	–	(11)
Institutional Class	(2,102)	(16,806)	–	(3)	(13,609)	(1,971)
Tax return of capital:
Class A	–	–	–	–	–	–
Class B	–	–	–	–	–	–
Class C	–	–	–	–	–	–
Class R	–	–	–	–	–	–
Institutional Service Class	–	–	–	–	–	–
Institutional Class	–	–	–	–	–	–

Change in net assets from shareholder distributions	(134,124)	(230,145)	(66,080)	(47,391)	(520,023)	(586,172)

Change in net assets from capital transactions	(3,028,749)	(598,532)	(421,685)	(1,456,455)	(8,362,428)	(5,328,480)

Change in net assets	(2,226,218)	644,677	1,201,477	(253,750)	(3,307,085)	1,042,929

Net Assets:
Beginning of Year	11,347,823	10,703,146	10,416,343	10,670,093	46,606,474	45,563,545

End of year	$9,121,605	$11,347,823	$11,617,820	$10,416,343	$43,299,389	$46,606,474

Undistributed (distributions in excess of) net investment income	$–	$8,604	$1,383	$3,600	$11,994	$22,917

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

23

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$439,464	$5,082,889	$1,645,016	$731,553	$2,366,954	$5,007,863
Dividends reinvested	33,090	48,493	33,757	20,212	83,255	84,229
Cost of shares redeemed(a)	(4,025,476)	(4,478,027)	(857,381)	(1,010,874)	(7,942,429)	(4,677,369)

Total Class A	(3,552,922)	653,355	821,392	(259,109)	(5,492,220)	414,723

Class B Shares
Proceeds from shares issued	316,555	203,494	44,831	24,024	114,083	139,964
Dividends reinvested	6,105	6,510	2,538	2,283	13,433	15,170
Cost of shares redeemed(a)	(155,911)	(215,115)	(265,135)	(111,911)	(697,304)	(494,156)

Total Class B	166,749	(5,111)	(217,766)	(85,604)	(569,788)	(339,022)

Class C Shares
Proceeds from shares issued	1,784,648	$2,854,808	556,669	889,987	4,410,360	6,957,302
Dividends reinvested	41,052	40,171	9,281	7,694	134,851	164,110
Cost of shares redeemed(a)	(1,555,553)	(3,177,632)	(1,606,860)	(2,010,472)	(9,001,763)	(12,750,316)

Total Class C	270,147	(282,653)	(1,040,910)	(1,112,791)	(4,456,552)	(5,628,904)

Class R
Proceeds from shares issued	–	–	28,572	4,659	1,376,601	442,591
Dividends reinvested	–	9	196	32	655	8
Cost of shares redeemed(a)	–	(934)	(13,169)	(1,932)	(412,883)	(353,716)

Total Class R	–	(925)	15,599	2,759	964,373	88,883

Institutional Service Class Shares
Proceeds from shares issued	–	–	–	–	–	–
Dividends reinvested	–	12	–	4	–	11
Cost of shares redeemed(a)	–	(945)	–	(956)	–	(1,109)

Total Institutional Service Class	–	(933)	–	(952)	–	(1,098)

Institutional Class Shares
Proceeds from shares issued	98,357	55,339	–	–	1,409,714	154,351
Dividends reinvested	1,485	16,806	–	3	5,205	1,971
Cost of shares redeemed(a)	(12,565)	(1,034,410)	–	(761)	(223,160)	(19,384)

Total Institutional Class	87,277	(962,265)	–	(758)	1,191,759	136,938

Change in net assets from capital transactions	$(3,028,749)	$(598,532)	$(421,685)	$(1,456,455)	$(8,362,428)	$(5,328,480)

(a)	Includes redemption fees, if any.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

24

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Defensive		Aberdeen Optimal Allocations Fund: Growth		Aberdeen Optimal Allocations Fund: Moderate
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	43,501	574,664	171,425	96,232	221,716	539,526
Reinvested	3,287	5,380	3,455	2,711	7,735	9,373
Redeemed	(400,557)	(517,743)	(90,056)	(144,821)	(736,604)	(527,403)

Total Class A Shares	(353,769)	62,301	84,824	(45,878)	(507,153)	21,496

Class B Shares
Issued	32,412	23,501	4,865	3,306	10,987	16,513
Reinvested	609	726	273	313	1,268	1,701
Redeemed	(15,584)	(24,007)	(28,490)	(15,284)	(66,417)	(55,922)

Total Class B Shares	17,437	220	(23,352)	(11,665)	(54,162)	(37,708)

Class C Shares
Issued	178,928	318,565	59,526	119,959	420,681	792,882
Reinvested	4,095	4,467	993	1,059	12,736	18,447
Redeemed	(156,248)	(355,757)	(171,013)	(283,655)	(854,569)	(1,441,890)

Total Class C Shares	26,775	(32,725)	(110,494)	(162,637)	(421,152)	(630,561)

Class R Shares
Issued	–	–	3,088	709	127,351	45,145
Reinvested	–	1	20	4	62	1
Redeemed	–	(109)	(1,350)	(292)	(39,332)	(34,073)

Total Class R Shares	–	(108)	1,758	421	88,081	11,073

Institutional Service Class Shares
Reinvested	–	1	–	–	–	1
Redeemed	–	(109)	–	(134)	–	(130)

Total Institutional Service Class Shares	–	(108)	–	(134)	–	(129)

Institutional Class Shares
Issued	9,775	6,555	–	–	129,497	17,707
Reinvested	147	1,934	–	–	483	214
Redeemed	(1,182)	(112,487)	–	(106)	(20,865)	(2,331)
Total Institutional Class Shares	8,740	(103,998)	–	(106)	109,115	15,590

Total change in shares	(300,817)	(74,418)	(47,264)	(219,999)	(785,271)	(620,239)

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

25

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$235,065	$238,322	$261,705	$211,686
Net realized gain (loss) from investment transactions	(1,455,452)	(6,046,850)	(2,590,371)	(16,185,791)
Net change in unrealized appreciation/depreciation from investments	5,782,029	10,089,095	7,866,669	20,983,706

Change in net assets resulting from operations	4,561,642	4,280,567	5,538,003	5,009,601

Distributions to Shareholders From:
Net investment income:
Class A	(137,831)	(127,142)	(109,637)	(107,721)
Class B	(16,033)	(16,589)	(18,641)	(9,798)
Class C	(90,584)	(86,259)	(131,310)	(62,857)
Class R	(100)	(215)	(3,655)	(2,358)
Institutional Service Class	–	(7)	–	(11)
Institutional Class	(30)	(8)	(19,606)	(353)
Tax return of capital:
Class A	–	–	(12,468)	–
Class B	–	–	(2,120)	–
Class C	–	–	(14,932)	–
Class R	–	–	(416)	–
Institutional Service Class	–	–	–	–
Institutional Class	–	–	(2,229)	–

Change in net assets from shareholder distributions	(244,578)	(230,220)	(315,014)	(183,098)

Change in net assets from capital transactions	(1,621,932)	(3,375,367)	(9,243,166)	(20,146,559)

Change in net assets	2,695,132	674,980	(4,020,177)	(15,320,056)

Net Assets:
Beginning of Year	30,161,796	29,486,816	42,373,459	57,693,515

End of year	$32,856,928	$30,161,796	$38,353,282	$42,373,459

Undistributed (distributions in excess of) net investment income	$1,562	$12,580	$–	$28,589

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

26

Statements of Changes in Net Assets (continued)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,636,777	$1,930,165	$1,465,887	$1,396,825
Dividends reinvested	107,866	96,705	61,288	47,972
Cost of shares redeemed(a)	(5,287,320)	(2,236,384)	(6,956,245)	(9,323,053)

Total Class A	(542,677)	(209,514)	(5,429,070)	(7,878,256)

Class B Shares
Proceeds from shares issued	105,621	171,703	77,931	67,053
Dividends reinvested	10,910	10,978	7,279	3,527
Cost of shares redeemed(a)	(704,423)	(787,981)	(960,846)	(1,085,354)

Total Class B	(587,892)	(605,300)	(875,636)	(1,014,774)

Class C Shares
Proceeds from shares issued	3,628,789	2,675,419	942,027	1,380,659
Dividends reinvested	38,274	34,878	50,998	20,437
Cost of shares redeemed(a)	(4,164,907)	(5,235,652)	(6,957,567)	(12,659,719)

Total Class C	(497,844)	(2,525,355)	(5,964,542)	(11,258,623)

Class R
Proceeds from shares issued	6,812	2,413	151,409	70,280
Dividends reinvested	1	134	—	2
Cost of shares redeemed(a)	(357)	(37,890)	(184,247)	(116,754)

Total Class R	6,456	(35,343)	(32,838)	(46,472)

Institutional Service Class Shares
Proceeds from shares issued	–	–	–	–
Dividends reinvested	–	7	–	11
Cost of shares redeemed(a)	–	(1,033)	–	(3,064)

Total Institutional Service Class		(1,026)		(3,053)

Institutional Class Shares
Proceeds from shares issued	–	2,000	4,084,482	62,441
Dividends reinvested	25	7	1,953	353
Cost of shares redeemed(a)	–	(836)	(1,027,515)	(8,175)

Total Institutional Class	25	1,171	3,058,920	54,619

Change in net assets from capital transactions	$(1,621,932)	$(3,375,367)	$(9,243,166)	$(20,146,559)

(a)	Includes redemption fees, if any.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

27

Statements of Changes in Net Assets (concluded)

	Aberdeen Optimal Allocations Fund: Moderate Growth		Aberdeen Optimal Allocations Fund: Specialty
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

SHARE TRANSACTIONS:
Class A Shares
Issued	457,892	231,320	140,886	171,239
Reinvested	10,625	11,799	5,740	5,847
Redeemed	(513,731)	(278,353)	(650,353)	(1,167,534)

Total Class A Shares	(45,214)	(35,234)	(503,727)	(990,448)

Class B Shares
Issued	10,516	22,314	7,774	7,556
Reinvested	1,093	1,369	701	437
Redeemed	(71,741)	(100,127)	(94,491)	(130,964)

Total Class B Shares	(60,132)	(76,444)	(86,016)	(122,971)

Class C Shares
Issued	367,076	331,410	92,274	167,052
Reinvested	3,830	4,355	4,914	2,536
Redeemed	(421,357)	(666,291)	(684,037)	(1,617,476)

Total Class C Shares	(50,451)	(330,526)	(586,849)	(1,447,888)

Class R Shares
Issued	655	300	14,518	8,408
Reinvested	–	18	–	–
Redeemed	(37)	(5,147)	(17,870)	(14,844)

Total Class R Shares	618	(4,829)	(3,352)	(6,436)

Institutional Service Class Shares
Reinvested	–	1	–	1
Redeemed	–	(135)	–	(393)

Total Institutional Service Class Shares	–	(134)	–	(392)

Institutional Class Shares
Issued	–	216	372,190	8,022
Reinvested	2	1	181	41
Redeemed	–	(110)	(98,581)	(1,075)

Total Institutional Class Shares	2	107	273,790	6,988

Total change in shares	(155,177)	(447,060)	(906,154)	(2,561,147)

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

28

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.77	$0.18	$0.86	$1.04	$(0.19)	$–	$(0.19)	$10.62
Year Ended October 31, 2009(f)	8.66	0.21	1.11	1.32	(0.21)	–	(0.21)	9.77
Year Ended October 31, 2008	10.51	0.35	(1.68)	(1.33)	(0.40)	(0.12)	(0.52)	8.66
Year Ended October 31, 2007(g)	10.00	0.25	0.50	0.75	(0.24)	–	(0.24)	10.51
Class B Shares
Year Ended October 31, 2010(f)	9.72	0.09	0.86	0.95	(0.13)	–	(0.13)	10.54
Year Ended October 31, 2009(f)	8.62	0.14	1.11	1.25	(0.15)	–	(0.15)	9.72
Year Ended October 31, 2008	10.47	0.28	(1.68)	(1.40)	(0.33)	(0.12)	(0.45)	8.62
Year Ended October 31, 2007(g)	10.00	0.20	0.48	0.68	(0.21)	–	(0.21)	10.47
Class C Shares
Year Ended October 31, 2010(f)	9.71	0.09	0.87	0.96	(0.13)	–	(0.13)	10.54
Year Ended October 31, 2009(f)	8.61	0.14	1.11	1.25	(0.15)	–	(0.15)	9.71
Year Ended October 31, 2008	10.48	0.28	(1.68)	(1.40)	(0.35)	(0.12)	(0.47)	8.61
Year Ended October 31, 2007(g)	10.00	0.20	0.49	0.69	(0.21)	–	(0.21)	10.48
Institutional Class Shares
Year Ended October 31, 2010(f)	9.77	0.19	0.87	1.06	(0.22)	–	(0.22)	10.61
Year Ended October 31, 2009(f)	8.66	0.24	1.10	1.34	(0.23)	–	(0.23)	9.77
Year Ended October 31, 2008	10.52	0.35	(1.67)	(1.32)	(0.42)	(0.12)	(0.54)	8.66
Year Ended October 31, 2007(g)	10.00	0.29	0.49	0.78	(0.26)	–	(0.26)	10.52

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "-" are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

30

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Defensive (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

10.72%	$1,809	0.53%	1.79%	1.76%	36.34%
15.50%	5,123	0.52%	2.37%	2.19%	61.98%
(13.32%)	4,001	0.55%	3.07%	1.78%	44.82%
7.67%	893	0.51%	3.04%	3.38%	15.52%

9.88%	970	1.25%	0.94%	2.51%	36.34%
14.64%	725	1.25%	1.57%	2.98%	61.98%
(13.95%)	641	1.28%	2.30%	2.45%	44.82%
6.96%	189	1.25%	2.35%	4.64%	15.52%

9.95%	6,203	1.25%	0.95%	2.58%	36.34%
14.66%	5,458	1.25%	1.60%	2.94%	61.98%
(13.98%)	5,121	1.28%	2.25%	2.59%	44.82%
7.03%	498	1.25%	2.36%	4.39%	15.52%

10.95%	139	0.25%	1.89%	0.79%	36.34%
15.76%	42	0.25%	2.74%	2.20%	61.98%
(13.20%)	938	0.40%	3.46%	1.18%	44.82%
7.90%	1,079	0.25%	3.22%	2.85%	15.52%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from December 15, 2006 (commencement of operations) through October 31, 2007.

2010 Annual Report

31

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$8.97	$0.09	$1.43	$1.52	$(0.09)	$–	$–	$(0.09)	$10.40
Year Ended October 31, 2009	7.74	0.07	1.22	1.29	(0.06)	–	–	(0.06)	8.97
Year Ended October 31, 2008(f)	14.26	0.08	(4.81)	(4.73)	(0.93)	(0.80)	(0.06)	(1.79)	7.74
Year Ended October 31, 2007(f)	12.51	0.09	2.38	2.47	(0.35)	(0.37)	–	(0.72)	14.26
Year Ended October 31, 2006	11.33	0.27	1.67	1.94	(0.60)	(0.16)	–	(0.76)	12.51
Class B Shares
Year Ended October 31, 2010(f)	8.74	0.03	1.38	1.41	(0.03)	–	–	(0.03)	10.12
Year Ended October 31, 2009	7.56	0.02	1.19	1.21	(0.03)	–	–	(0.03)	8.74
Year Ended October 31, 2008(f)	13.96	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.56
Year Ended October 31, 2007(f)	12.32	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.96
Year Ended October 31, 2006	11.23	0.29	1.55	1.84	(0.59)	(0.16)	–	(0.75)	12.32
Class C Shares
Year Ended October 31, 2010(f)	8.73	0.03	1.39	1.42	(0.03)	–	–	(0.03)	10.12
Year Ended October 31, 2009	7.55	0.02	1.18	1.20	(0.02)	–	–	(0.02)	8.73
Year Ended October 31, 2008(f)	13.95	–	(4.69)	(4.69)	(0.85)	(0.80)	(0.06)	(1.71)	7.55
Year Ended October 31, 2007(f)	12.31	(0.01)	2.34	2.33	(0.32)	(0.37)	–	(0.69)	13.95
Year Ended October 31, 2006	11.22	0.37	1.46	1.83	(0.58)	(0.16)	–	(0.74)	12.31
Class R Shares
Year Ended October 31, 2010(f)	8.84	0.07	1.40	1.47	(0.06)	–	–	(0.06)	10.25
Year Ended October 31, 2009	7.67	0.05	1.20	1.25	(0.08)	–	–	(0.08)	8.84
Year Ended October 31, 2008(f)	14.11	0.08	(4.78)	(4.70)	(0.88)	(0.80)	(0.06)	(1.74)	7.67
Year Ended October 31, 2007(f)	12.44	0.06	2.33	2.39	(0.35)	(0.37)	–	(0.72)	14.11
Year Ended October 31, 2006	11.31	0.03	1.86	1.89	(0.60)	(0.16)	–	(0.76)	12.44

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "–" are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

32

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Growth (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

17.05%	$5,175	0.55%	0.96%	1.49%	54.10%
16.90%	3,702	0.55%	0.97%	2.65%	25.59%
(37.43%)	3,550	0.50%	0.66%	1.21%	67.06%
20.67%	6,159	0.50%	0.66%	1.05%	48.43%
17.79%	3,999	0.51%	0.17%	1.32%	47.77%

16.17%	925	1.25%	0.33%	2.19%	54.10%
16.04%	1,002	1.25%	0.28%	3.37%	25.59%
(37.86%)	955	1.25%	(0.08%)	1.95%	67.06%
19.74%	1,660	1.23%	(0.06%)	1.79%	48.43%
16.94%	715	1.25%	(0.50%)	2.06%	47.77%

16.33%	5,494	1.25%	0.31%	2.19%	54.10%
16.02%	5,707	1.25%	0.29%	3.36%	25.59%
(37.89%)	6,163	1.25%	(0.09%)	1.95%	67.06%
19.74%	11,332	1.24%	(0.08%)	1.78%	48.43%
16.91%	6,652	1.25%	(0.51%)	2.05%	47.77%

16.73%	24	0.93%	0.69%	1.86%	54.10%
16.50%	5	0.75%	0.69%	3.00%	25.59%
(37.58%)	1	0.70%	0.64%	1.19%	67.06%
20.13%	287	0.78%	0.46%	1.34%	48.43%
17.43%	1	0.74%	(0.06%)	1.47%	47.77%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Annual Report

33

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$10.20	$0.18	$1.21	$1.39	$(0.17)	$–	$–	$(0.17)	$11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	–	–	(0.17)	10.20
Year Ended October 31, 2008	13.03	0.43	(3.27)	(2.84)	(0.65)	(0.74)	(0.01)	(1.40)	8.79
Year Ended October 31, 2007(f)	11.85	0.25	1.49	1.74	(0.38)	(0.18)	–	(0.56)	13.03
Year Ended October 31, 2006	11.04	0.31	1.12	1.43	(0.51)	(0.11)	–	(0.62)	11.85
Class B Shares
Year Ended October 31, 2010(f)	10.02	0.09	1.21	1.30	(0.10)	–	–	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.37	1.47	(0.10)	–	–	(0.10)	10.02
Year Ended October 31, 2008	12.84	0.20	(3.08)	(2.88)	(0.56)	(0.74)	(0.01)	(1.31)	8.65
Year Ended October 31, 2007(f)	11.71	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.84
Year Ended October 31, 2006	10.93	0.22	1.11	1.33	(0.44)	(0.11)	–	(0.55)	11.71
Class C Shares
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	–	–	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	–	–	(0.10)	10.03
Year Ended October 31, 2008	12.85	0.31	(3.19)	(2.88)	(0.57)	(0.74)	(0.01)	(1.32)	8.65
Year Ended October 31, 2007(f)	11.72	0.16	1.46	1.62	(0.31)	(0.18)	–	(0.49)	12.85
Year Ended October 31, 2006	10.93	0.32	1.02	1.34	(0.44)	(0.11)	–	(0.55)	11.72
Class R Shares
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	–	–	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	–	–	(0.16)	10.13
Year Ended October 31, 2008	12.97	0.11	(2.97)	(2.86)	(0.61)	(0.74)	(0.01)	(1.36)	8.75
Year Ended October 31, 2007(f)	11.80	0.21	1.46	1.67	(0.32)	(0.18)	–	(0.50)	12.97
Year Ended October 31, 2006	11.02	0.20	1.20	1.40	(0.51)	(0.11)	–	(0.62)	11.80
Institutional Class Shares
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	–	–	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	–	–	(0.19)	10.19
Year Ended October 31, 2008	13.03	0.66	(3.47)	(2.81)	(0.68)	(0.74)	(0.01)	(1.43)	8.79
Year Ended October 31, 2007(f)	11.86	0.26	1.49	1.75	(0.40)	(0.18)	–	(0.58)	13.03
Year Ended October 31, 2006	11.04	0.18	1.29	1.47	(0.54)	(0.11)	–	(0.65)	11.86

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

34

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

13.74%	$12,744	0.51%	1.66%	0.88%	41.21%
18.18%	16,547	0.50%	1.87%	1.11%	32.11%
(24.18%)	14,082	0.48%	2.33%	0.81%	53.11%
15.11%	11,248	0.49%	2.02%	0.75%	70.87%
13.38%	9,797	0.52%	1.87%	0.79%	34.82%

13.04%	2,050	1.25%	0.85%	1.62%	41.21%
17.13%	2,375	1.25%	1.13%	1.86%	32.11%
(24.72%)	2,375	1.22%	1.65%	1.53%	53.11%
14.24%	3,435	1.23%	1.29%	1.49%	70.87%
12.59%	2,630	1.25%	1.20%	1.54%	34.82%

12.94%	25,853	1.25%	0.86%	1.61%	41.21%
17.23%	27,321	1.25%	1.12%	1.87%	32.11%
(24.76%)	29,025	1.22%	1.58%	1.55%	53.11%
14.24%	29,557	1.23%	1.30%	1.49%	70.87%
12.59%	19,027	1.25%	1.25%	1.54%	34.82%

13.51%	1,205	0.78%	0.97%	1.15%	41.21%
17.87%	184	0.70%	1.26%	1.15%	32.11%
(24.37%)	62	0.70%	2.57%	1.01%	53.11%
14.58%	122	0.78%	1.75%	1.05%	70.87%
13.15%	1	0.72%	1.63%	0.75%	34.82%

14.03%	1,447	0.25%	1.58%	0.54%	41.21%
18.36%	180	0.25%	1.98%	0.79%	32.11%
(23.97%)	18	0.22%	1.65%	0.79%	53.11%
15.24%	1	0.25%	2.15%	0.63%	70.87%
13.74%	1	0.25%	1.58%	0.58%	34.82%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Annual Report

35

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.50	$0.12	$1.37	$1.49	$(0.11)	$–	$–	$(0.11)	$10.88
Year Ended October 31, 2009(f)	8.15	0.11	1.35	1.46	(0.11)	–	–	(0.11)	9.50
Year Ended October 31, 2008	13.84	0.24	(4.12)	(3.88)	(0.81)	(0.95)	(0.05)	(1.81)	8.15
Year Ended October 31, 2007(f)	12.21	0.16	2.07	2.23	(0.37)	(0.23)	–	(0.60)	13.84
Year Ended October 31, 2006	11.21	0.39	1.32	1.71	(0.56)	(0.15)	–	(0.71)	12.21
Class B Shares
Year Ended October 31, 2010(f)	9.37	0.05	1.36	1.41	(0.05)	–	–	(0.05)	10.73
Year Ended October 31, 2009(f)	8.05	0.05	1.32	1.37	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.69	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.05
Year Ended October 31, 2007(f)	12.11	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.69
Year Ended October 31, 2006	11.16	0.27	1.33	1.60	(0.50)	(0.15)	–	(0.65)	12.11
Class C Shares
Year Ended October 31, 2010(f)	9.37	0.05	1.35	1.40	(0.05)	–	–	(0.05)	10.72
Year Ended October 31, 2009(f)	8.04	0.05	1.33	1.38	(0.05)	–	–	(0.05)	9.37
Year Ended October 31, 2008	13.68	0.21	(4.12)	(3.91)	(0.73)	(0.95)	(0.05)	(1.73)	8.04
Year Ended October 31, 2007(f)	12.10	0.07	2.04	2.11	(0.30)	(0.23)	–	(0.53)	13.68
Year Ended October 31, 2006	11.14	0.34	1.27	1.61	(0.50)	(0.15)	–	(0.65)	12.10
Class R Shares
Year Ended October 31, 2010(f)	9.45	0.09	1.38	1.47	(0.09)	–	–	(0.09)	10.83
Year Ended October 31, 2009(f)	8.10	0.12	1.32	1.44	(0.09)	–	–	(0.09)	9.45
Year Ended October 31, 2008	13.79	0.73	(4.65)	(3.92)	(0.77)	(0.95)	(0.05)	(1.77)	8.10
Year Ended October 31, 2007(f)	12.18	0.33	1.82	2.15	(0.31)	(0.23)	–	(0.54)	13.79
Year Ended October 31, 2006	11.21	0.13	1.54	1.67	(0.55)	(0.15)	–	(0.70)	12.18
Institutional Class Shares
Year Ended October 31, 2010(f)	9.50	0.15	1.41	1.56	(0.14)	–	–	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(f)(g)	8.94	0.02	0.57	0.59	(0.03)	–	–	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(f)(g)	8.17	0.05	(0.48)	(0.43)	(0.04)	–	–	(0.04)	7.70
Year Ended October 31, 2008	13.88	0.30	(4.17)	(3.87)	(0.84)	(0.95)	(0.05)	(1.84)	8.17
Year Ended October 31, 2007(f)	12.24	0.19	2.07	2.26	(0.39)	(0.23)	–	(0.62)	13.88
Year Ended October 31, 2006	11.23	0.12	1.62	1.74	(0.58)	(0.15)	–	(0.73)	12.24

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as "-" are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

36

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Moderate Growth (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

15.81%	$12,684	0.53%	1.15%	0.99%	56.29%
18.07%	11,500	0.52%	1.32%	1.42%	27.48%
(31.82%)	10,154	0.48%	1.46%	0.89%	44.74%
18.88%	15,799	0.49%	1.27%	0.76%	63.01%
15.79%	11,525	0.52%	1.05%	0.85%	32.64%

15.12%	2,852	1.25%	0.49%	1.71%	56.29%
17.08%	3,056	1.25%	0.60%	2.17%	27.48%
(32.30%)	3,238	1.22%	0.70%	1.64%	44.74%
17.99%	4,437	1.23%	0.55%	1.50%	63.01%
14.91%	3,016	1.25%	0.42%	1.59%	32.64%

15.03%	17,300	1.25%	0.48%	1.71%	56.29%
17.25%	15,594	1.25%	0.61%	2.16%	27.48%
(32.32%)	16,045	1.22%	0.70%	1.64%	44.74%
18.00%	22,259	1.23%	0.56%	1.50%	63.01%
14.95%	14,907	1.25%	0.41%	1.59%	32.64%

15.68%	18	0.75%	0.89%	1.22%	56.29%
17.92%	10	0.70%	1.56%	1.60%	27.48%
(32.16%)	48	0.76%	0.76%	1.49%	44.74%
18.22%	2	0.97%	2.57%	1.32%	63.01%
15.55%	1	0.72%	0.85%	0.87%	32.64%

16.18%	2	0.25%	1.46%	0.70%	56.29%

6.55%	2	0.25%	0.97%	1.10%	27.48%

(5.19%)	–	0.25%	1.54%	1.19%	27.48%
(31.69%)	1	0.21%	1.75%	0.55%	44.74%
19.15%	1	0.25%	1.47%	0.67%	63.01%
16.05%	1	0.25%	1.05%	0.71%	32.64%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2010 Annual Report

37

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2010(f)	$9.89	$0.13	$1.42	$1.55	$(0.12)	$–	$(0.01)	$(0.13)	$11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	–	(0.07)	9.89
Year Ended October 31, 2008	15.37	(0.09)	(5.10)	(5.19)	(0.83)	(0.79)	(0.10)	(1.72)	8.46
Year Ended October 31, 2007(f)	13.21	0.10	2.66	2.76	(0.46)	(0.14)	–	(0.60)	15.37
Year Ended October 31, 2006	11.53	0.37	1.92	2.29	(0.48)	(0.13)	–	(0.61)	13.21
Class B Shares
Year Ended October 31, 2010(f)	9.67	0.04	1.40	1.44	(0.05)	–	(0.01)	(0.06)	11.05
Year Ended October 31, 2009	8.29	0.01	1.39	1.40	(0.02)	–	–	(0.02)	9.67
Year Ended October 31, 2008	15.11	0.03	(5.20)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.29
Year Ended October 31, 2007(f)	13.06	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.11
Year Ended October 31, 2006	11.46	0.28	1.90	2.18	(0.45)	(0.13)	–	(0.58)	13.06
Class C Shares
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	–	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	–	(0.02)	9.66
Year Ended October 31, 2008	15.10	(0.04)	(5.13)	(5.17)	(0.76)	(0.79)	(0.10)	(1.65)	8.28
Year Ended October 31, 2007(f)	13.05	–	2.61	2.61	(0.42)	(0.14)	–	(0.56)	15.10
Year Ended October 31, 2006	11.45	0.27	1.91	2.18	(0.45)	(0.13)	–	(0.58)	13.05
Class R Shares
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	–	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	–	(0.06)	9.85
Year Ended October 31, 2008	15.32	0.25	(5.44)	(5.19)	(0.81)	(0.79)	(0.10)	(1.70)	8.43
Year Ended October 31, 2007(f)	13.19	0.08	2.62	2.70	(0.43)	(0.14)	–	(0.57)	15.32
Year Ended October 31, 2006	11.54	0.48	1.78	2.26	(0.48)	(0.13)	–	(0.61)	13.19
Institutional Class Shares
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	–	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	–	(0.09)	9.96
Year Ended October 31, 2008	15.45	0.74	(5.92)	(5.18)	(0.87)	(0.79)	(0.10)	(1.76)	8.51
Year Ended October 31, 2007(f)	13.27	0.13	2.66	2.79	(0.47)	(0.14)	–	(0.61)	15.45
Year Ended October 31, 2006	11.56	0.04	2.30	2.34	(0.50)	(0.13)	–	(0.63)	13.27

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as "-" are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

38

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Optimal Allocations Fund: Specialty (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

15.73%	$7,919	0.51%	1.21%	1.02%	60.00%
17.87%	11,911	0.48%	1.04%	1.39%	7.39%
(37.55%)	18,574	0.46%	0.71%	0.75%	46.75%
21.56%	42,188	0.49%	0.73%	0.62%	24.54%
20.48%	24,363	0.51%	0.43%	0.74%	13.76%

14.92%	3,340	1.25%	0.43%	1.76%	60.00%
16.96%	3,757	1.25%	0.21%	2.15%	7.39%
(37.97%)	4,240	1.21%	(0.07%)	1.51%	46.75%
20.64%	7,561	1.23%	(0.01%)	1.37%	24.54%
19.67%	3,714	1.25%	(0.23%)	1.48%	13.76%

14.84%	23,495	1.25%	0.42%	1.76%	60.00%
16.94%	26,250	1.25%	0.24%	2.16%	7.39%
(38.00%)	34,491	1.21%	(0.06%)	1.51%	46.75%
20.65%	67,323	1.23%	0.01%	1.37%	24.54%
19.59%	35,182	1.25%	(0.24%)	1.48%	13.76%

15.43%	400	0.75%	0.91%	1.26%	60.00%
17.65%	383	0.71%	0.73%	1.60%	7.39%
(37.69%)	382	0.71%	0.41%	1.03%	46.75%
21.14%	479	0.75%	0.57%	0.92%	24.54%
20.23%	78	0.85%	0.15%	1.07%	13.76%

15.90%	3,200	0.25%	1.13%	0.76%	60.00%
18.24%	74	0.25%	1.08%	1.07%	7.39%
(37.37%)	3	0.22%	0.32%	0.80%	46.75%
21.77%	1	0.25%	0.95%	0.54%	24.54%
20.84%	1	0.25%	0.29%	0.56%	13.76%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2010 Annual Report

39

Notes to Financial Statements

October 31, 2010

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2010, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Optimal Allocations Fund: Defensive (“Optimal Allocations Defensive Fund”)
–	Aberdeen Optimal Allocations Fund: Growth (“Optimal Allocations Growth Fund”)
–	Aberdeen Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate Fund”)
–	Aberdeen Optimal Allocations Fund: Moderate Growth (“Optimal Allocations Moderate Growth Fund”)
–	Aberdeen Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds or at the last sales price reflected at the close of the exchange on which the Underlying Funds are traded. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds value securities and assets at fair value.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Annual Report 2010

40

Notes to Financial Statements (continued)

October 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of each Fund’s investments as of October 31, 2010:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	Total ($)
Aberdeen Optimal Allocations Fund: Defensive
Investments in Securities
Mutual Funds	3,438,629	–	3,438,629
Exchange Traded Funds	5,483,260	–	5,483,260
Short Term Investments	–	139,000	139,000

	8,921,889	139,000	9,060,889

Aberdeen Optimal Allocations Fund: Growth
Investments in Securities
Mutual Funds	6,941,516	–	6,941,516
Exchange Traded Funds	4,570,299	–	4,570,299
Short Term Investments	–	136,000	136,000

	11,511,815	136,000	11,647,815

Aberdeen Optimal Allocations Fund: Moderate
Investments in Securities
Mutual Funds	19,061,625	–	19,061,625
Exchange Traded Funds	23,864,873	–	23,864,873
Short Term Investments	–	351,000	351,000

	42,926,498	351,000	43,277,498

Aberdeen Optimal Allocations Fund: Moderate Growth
Investments in Securities
Mutual Funds	19,045,012	–	19,045,012
Exchange Traded Funds	13,404,779	–	13,404,779
Repurchase Agreement	–	101,000	101,000

	32,449,791	101,000	32,550,791

Aberdeen Optimal Allocations Fund: Specialty
Investments in Securities
Mutual Funds	21,145,216	–	21,145,216
Exchange Traded Funds	17,048,513	–	17,048,513
Short Term Investments	–	173,000	173,000

	38,193,729	173,000	38,366,729

*	At October 31, 2010, there were no significant transfers in or out of Level 1 fair value measurements.

There were no Level 3 securities held in the Funds during the year ended October 31, 2010. For detailed industry descriptions, see the accompanying Statements of Investments.

2010 Annual Report

41

Notes to Financial Statements (continued)

October 31, 2010

For the year ended October 31, 2010, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(d)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., return of capital distributions and underlying fund distribution adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(e)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ taxable years 2006 to 2010 remain subject to examination by the Internal Revenue Service.

(f)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Fund’s average daily net assets.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses

Annual Report 2010

42

Notes to Financial Statements (continued)

October 31, 2010

(excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below:

	Effective Through	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Shares
Optimal Allocations Defensive Fund	2/28/2011	0.50%	1.25%	1.25%	0.75%	0.25%
Optimal Allocations Growth Fund	2/28/2011	0.50%	1.25%	1.25%	0.75%	0.25%
Optimal Allocations Moderate Fund	2/28/2011	0.50%	1.25%	1.25%	0.75%	0.25%
Optimal Allocations Moderate Growth Fund	2/28/2011	0.50%	1.25%	1.25%	0.75%	0.25%
Optimal Allocations Specialty Fund	2/28/2011	0.50%	1.25%	1.25%	0.75%	0.25%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2010, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2008* (expires 10/31/11)	Amount Fiscal Year 2009 (expires 10/31/12)	Amount Fiscal Year 2010 (expires 10/31/13)	Total
Optimal Allocations Defensive	$62,335	$190,209	$119,905	$372,449
Optimal Allocations Growth	60,550	196,844	103,533	360,927
Optimal Allocations Moderate	94,768	269,409	159,771	523,948
Optimal Allocations Moderate Growth	97,497	250,002	145,438	492,937
Optimal Allocations Specialty	177,821	400,346	205,186	783,353

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period June 23, 2008 to October 31, 2008.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. Effective June 1, 2010, for Fund administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

Prior to June 1, 2010, the administration fee was a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below:

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.030%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

2010 Annual Report

43

Notes to Financial Statements (continued)

October 31, 2010

(c)	Sub-Administrator and Fund Accountant

Effective June 1, 2010, Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives an asset based fee plus certain out-of-pocket expenses.

Prior to June 1, 2010, Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., served the Trust as Sub-Administrator pursuant to an agreement between Aberdeen and Citi. Citi assisted Aberdeen in providing certain of the administration services for the Fund, including compliance services. For these services, Aberdeen paid Citi an asset-based fee plus certain out-of-pocket expenses.

Citi also served the Trust as Fund Accountant. Under the Services Agreement with Citi, the Trust paid Citi an asset-based annual fee.

(d)	Transfer Agent

Under the current Services Agreement with Citi, Citi provides transfer agent and dividend disbursement agent services. For these services, the Trust pays Citi a per account fee.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Series of the Trust. Although actual distribution expenses may be more or less, under the Plan the series of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class B Shares*	Class C Shares*	Class R Shares
Optimal Allocations Defensive Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Growth Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Moderate Growth Fund	0.25%	1.00%	1.00%	0.50%
Optimal Allocations Specialty Fund	0.25%	1.00%	1.00%	0.50%

*	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on certain redemptions of Class B and Class C (and certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the series of the Trust which have a maximum front-end sales charge of 5.75%, 4.00% on Class B shares of the series of the Trust (on the maximum deferred sales charge of 5%) and 1.00% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2010, AFD retained commissions of $200,286 from front-end sales charges of Class A shares and from CDSC fees from Class B, Class C (and certain Class A) shares of the Trust.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2010 are included in the Statements of Operations as “Other” and were as follows:

Fund	Amount
Optimal Allocations Defensive	$755
Optimal Allocations Growth	2,236
Optimal Allocations Moderate	1,939
Optimal Allocations Moderate Growth	3,677
Optimal Allocations Specialty	726

Annual Report 2010

44

Notes to Financial Statements (continued)

October 31, 2010

4. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2010, were as follows:

Fund	Purchases	Sales
Optimal Allocations Defensive	$3,374,905	$6,521,835
Optimal Allocations Growth	5,840,569	6,267,419
Optimal Allocations Moderate	17,907,743	26,132,249
Optimal Allocations Moderate Growth	17,482,486	19,051,620
Optimal Allocations Specialty	23,710,721	32,833,281

5. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

6. Recent Accounting Pronouncements

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end.

7. Federal Tax Information

As of October 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Optimal Allocations Defensive	$8,493,641	$567,248	$–	$567,248
Optimal Allocations Growth	11,317,319	343,624	(13,128)	330,496
Optimal Allocations Moderate	40,061,774	3,234,318	(18,594)	3,215,724
Optimal Allocations Moderate Growth	29,534,992	3,024,246	(8,447)	3,015,799
Optimal Allocations Specialty	38,062,193	875,264	(570,728)	304,536

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive	$134,124	$–	$134,124	$–	$–	$134,124
Optimal Allocations Growth	66,080	–	66,080	–	–	66,080
Optimal Allocations Moderate	520,023	–	520,023	–	–	520,023
Optimal Allocations Moderate Growth	244,578	–	244,578	–	–	244,578
Optimal Allocations Specialty	282,849	–	282,849	–	32,165	315,014

2010 Annual Report

45

Notes to Financial Statements (continued)

October 31, 2010

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Optimal Allocations Defensive	$230,145	$–	$230,145	$–	$–	$230,145
Optimal Allocations Growth	47,391	–	47,391	–	–	47,391
Optimal Allocations Moderate	586,172	–	586,172	–	–	586,172
Optimal Allocations Moderate Growth	230,220	–	230,220	–	–	230,220
Optimal Allocations Specialty	183,098	–	183,098	–	–	183,098

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Optimal Allocations Defensive	$–	$–	$–	$–	$(133,699)	$567,248	$433,549
Optimal Allocations Growth	–	–	–	–	(3,458,636)	330,496	(3,128,140)
Optimal Allocations Moderate	8,413	–	8,413	–	(5,684,281)	3,212,146	(2,463,722)
Optimal Allocations Moderate Growth	1,501	–	1,501	–	(7,495,125)	3,014,237	(4,479,387)
Optimal Allocations Specialty	–	–	–	–	(21,581,717)	304,536	(21,277,181)

*	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; return of capital from underlying funds.
**	As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
Optimal Allocations: Defensive	$133,699	2017
Optimal Allocations: Growth	2,402,174	2017
Optimal Allocations: Growth	1,056,462	2018
Optimal Allocations: Moderate	5,320,911	2017
Optimal Allocations: Moderate	363,370	2018
Optimal Allocations: Moderate Growth	5,616,516	2017
Optimal Allocations: Moderate Growth	1,878,609	2018
Optimal Allocations: Specialty	1,221,236	2016
Optimal Allocations: Specialty	13,407,297	2017
Optimal Allocations: Specialty	6,953,184	2018

Amounts listed as “–” are $0 or round to $0

Annual Report 2010

46

Notes to Financial Statements (concluded)

October 31, 2010

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions and tax deferrals on wash sales. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Optimal Allocations Defensive	$(3,194)	$12,342	$(9,148)
Optimal Allocations Growth	(3,433)	1,475	1,958
Optimal Allocations Moderate	(1,234)	17,349	(16,115)
Optimal Allocations Moderate Growth	–	(4)	4
Optimal Allocations Specialty	(74)	(7,445)	7,519

8. Significant Shareholders

As of October 31, 2010, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Number of Account Owners
Optimal Allocations: Defensive Fund	56.5%	3
Optimal Allocations: Growth Fund	60.0	3
Optimal Allocations: Moderate Fund	61.2	3
Optimal Allocations: Moderate Growth Fund	51.9	3
Optimal Allocations: Specialty Fund	69.7	2

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2010.

At a meeting of the Board of Trustees held on December 7, 2010, the Board of Trustees approved the liquidation and conversion of Class B shares to Class A shares for all Funds of the Trust with Class B shares. Current plans are for a liquidation and conversion to occur on or about February 28, 2011.

10. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, to replace PwC as the independent registered public accounting firm for the Trust.

The report of the financial statements for the Funds for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

2010 Annual Report

47

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Optimal Allocations Fund: Defensive, Aberdeen Optimal Allocations Fund: Growth, Aberdeen Optimal Allocations Fund: Moderate, Aberdeen Optimal Allocations Fund: Moderate Growth and Aberdeen Optimal Allocations Fund: Specialty, five of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2010, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 30, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, brokers and transfer agent of the underlying funds or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2010

Annual Report 2010

48

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010 and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

2010 Annual Report

49

Shareholder Expense Examples (Concluded) (Unaudited)

		Beginning Account Value, May 1, 2010	Actual Ending Account Value, October 31, 2010	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Aberdeen Optimal Allocations Fund: Defensive	Class A	$1,000.00	$1,056.13	$1,022.48	$2.80	$2.75	0.54%
	Class B	$1,000.00	$1,052.50	$1,018.85	$6.52	$6.41	1.26%
	Class C	$1,000.00	$1,053.20	$1,018.90	$6.47	$6.36	1.25%
	Institutional Class	$1,000.00	$1,058.00	$1,023.95	$1.30	$1.28	0.25%
Aberdeen Optimal Allocations Fund: Growth	Class A	$1,000.00	$1,056.40	$1,022.43	$2.85	$2.80	0.55%
	Class B	$1,000.00	$1,052.00	$1,018.90	$6.47	$6.36	1.25%
	Class C	$1,000.00	$1,053.20	$1,018.90	$6.47	$6.36	1.25%
	Class R	$1,000.00	$1,054.60	$1,020.16	$5.18	$5.09	1.00%
Aberdeen Optimal Allocations Fund: Moderate	Class A	$1,000.00	$1,056.20	$1,022.58	$2.70	$2.65	0.52%
	Class B	$1,000.00	$1,052.30	$1,018.85	$6.52	$6.41	1.26%
	Class C	$1,000.00	$1,052.50	$1,018.90	$6.47	$6.36	1.25%
	Class R	$1,000.00	$1,054.50	$1,021.27	$4.04	$3.97	0.78%
	Institutional Class	$1,000.00	$1,057.70	$1,023.95	$1.30	$1.28	0.25%
Aberdeen Optimal Allocations Fund: Moderate Growth	Class A	$1,000.00	$1,055.40	$1,022.53	$2.75	$2.70	0.53%
	Class B	$1,000.00	$1,051.70	$1,018.90	$6.46	$6.36	1.25%
	Class C	$1,000.00	$1,051.80	$1,018.90	$6.46	$6.36	1.25%
	Class R	$1,000.00	$1,054.60	$1,021.42	$3.88	$3.82	0.75%
	Institutional Class	$1,000.00	$1,056.80	$1,023.95	$1.30	$1.28	0.25%
Aberdeen Optimal Allocations Fund: Specialty	Class A	$1,000.00	$1,060.60	$1,022.63	$2.65	$2.60	0.51%
	Class B	$1,000.00	$1,057.20	$1,018.90	$6.48	$6.36	1.25%
	Class C	$1,000.00	$1,056.40	$1,018.90	$6.48	$6.36	1.25%
	Class R	$1,000.00	$1,060.40	$1,021.42	$3.90	$3.82	0.75%
	Institutional Class	$1,000.00	$1,062.70	$1,023.95	$1.30	$1.28	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

Annual Report 2010

50

Other Tax Information (Unaudited)

For the fiscal year period ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the year ended October 31, 2010, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Optimal Allocations Defensive	39.23%
Optimal Allocations Growth	100.00%
Optimal Allocations Moderate	66.91%
Optimal Allocations Moderate Growth	99.53%
Optimal Allocations Specialty	100.00%

For the taxable year ended October 31, 2010, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Optimal Allocations Defensive	11.31%
Optimal Allocations Growth	55.19%
Optimal Allocations Moderate	19.38%
Optimal Allocations Moderate Growth	34.57%
Optimal Allocations Specialty	36.62%

2010 Annual Report

51

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 9, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”).

In connection with contract review meetings, the Board receives a variety of information provided by the Adviser relating to the Funds, the Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreement to the Adviser; (v) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by the Adviser’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Adviser, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Adviser’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreement. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures, and also considered the Adviser’s risk management processes. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its familiarity with management through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreement.

Annual Report 2010

52

Supplemental Information (Unaudited) (continued)

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by the Adviser and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that the Adviser had commenced management of the each of the Funds only upon their reorganizations, and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance. The Trustees also considered the performance of the Adviser since it commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund:

Aberdeen Optical Allocations Fund: Defensive. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period, and outperformed its peer group average and benchmark for the 3- year period. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent period, as well as the peer group in which the Fund is placed.

Aberdeen Optical Allocations Fund: Moderate. The Board noted that the Fund underperformed its peer group average for the 1- year period, and outperformed its peer group average for the 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent period, as well as the peer group in which the Fund is placed.

Aberdeen Optical Allocations Fund: Moderate Growth. The Board noted that the Fund underperformed its peer group average for the 1- year period, and outperformed its peer group average for the 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent period, as well as the peer group in which the Fund is placed.

Aberdeen Optical Allocations Fund: Growth. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period, and outperformed its peer group average and benchmark for the 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent period, as well as the peer group in which the Fund is placed.

Aberdeen Optical Allocations Fund: Specialty. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period, and outperformed its peer group average and benchmark for the 3- and 5- year periods. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s relative underperformance for the recent period, as well as the peer group in which the Fund is placed.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory and supported the renewal of the Agreement.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s advisory fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by the Adviser to any separately managed accounts with a similar strategy. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Board also considered that the Adviser had entered into expense limitation agreements with the Funds, pursuant to which the Adviser agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and expense limitations with respect to the Funds.

2010 Annual Report

53

Supplemental Information (Unaudited) (concluded)

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Optical Allocations Fund: Defensive. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

Aberdeen Optical Allocations Fund: Moderate. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Optical Allocations Fund: Moderate Growth. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Optical Allocations Fund: Growth. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

Aberdeen Optical Allocations Fund: Specialty. The Board considered that the Fund’s net management fee was below the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees took into account management’s discussion regarding the Fund’s expenses, including the impact of the current size of the Fund on expenses.

After reviewing these and related factors, the Board concluded that the advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Trustees also took note of the costs of the services provided and the profitability to the Adviser and its affiliates from their relationships with the Funds, as discussed above. The Board considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Adviser, and supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by the Adviser under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreement for an additional one-year period.

Annual Report 2010

54

Management of the Funds (Unaudited)

As of October 31, 2010

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC.; Director and Chairman (1995–present), Aberdeen Asset Management Inc.; Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of Aberdeen Funds. He also previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board), Aberdeen Global Income Fund (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.

2010 Annual Report

55

Management of the Funds (Unaudited) (continued)

As of October 31, 2010

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (Automotive Services) since 2006, Director of Smarte Carte, Inc. (Airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc., a London/Montreal-based independent investment research and consultancy firm, specializing in providing top-down global asset allocation ideas to investment managers around the world, since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2010

56

Management of the Funds (Unaudited) (continued)

As of October 31, 2010

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Gary Marshall Aberdeen Asset Management Limited 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007), Chief Compliance Officer (Since September 2010)	Currently, Director, Vice President and Head of Legal–Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Investor Services for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product and Vice-President for Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

2010 Annual Report

57

Management of the Funds (Unaudited) (concluded)

As of October 31, 2010

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since .
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the fixed income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Mr. Sullivan, Ms. Greenstein, Ms. Kennedy, Ms. Melia, Ms. Nichols, Ms. Sitar and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Annual Report 2010

58

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President

Jennifer Nichols, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0142-1210

ANNUAL REPORT

ABERDEEN FUNDS INSTITUTIONAL SERIES

OCTOBER 31, 2010

Aberdeen Asia Bond Institutional Fund

Aberdeen Asia-Pacific (ex-Japan) Institutional Fund

Aberdeen Emerging Markets Institutional Fund

Aberdeen International Equity Institutional Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Institutional Fund	Page 3
Aberdeen Asia-Pacific (ex-Japan) Institutional Fund	Page 14
Aberdeen Emerging Markets Institutional Fund	Page 19
Aberdeen International Equity Institutional Fund	Page 24

Financial Statements	Page 30

Notes to Financial Statements	Page 48

Report of Independent Registered Public Accounting Firm	Page 64

Other Tax Information	Page 65

Shareholder Expense Examples	Page 66

Supplemental Information	Page 68
Management of the Funds	Page 71

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

December 17, 2010

Dear Aberdeen Funds Shareholder:

Welcome to the 2010 Aberdeen Funds Annual Report covering the activities for the 12-month period ended October 31, 2010. We would like to extend a particularly warm welcome to the more than 5,000 new shareholders to Aberdeen Funds who joined us from the Pacific Capital Funds in July.

It is very pleasing to report that, with the support of positive markets, and new shareholders including those referred to above, the Aberdeen Funds family now exceeds $6 billion in assets under management. We continue to invest additional resources in the development and promotion of the fund range and look forward to continuing the growth momentum established during the course of the year.

Market Overview

The economic reports that have come out over most of the past year have generally been greeted positively. There has been sufficient good news to allow investors to continue to buy into the notion of the “normalized recovery.” However, slowly but surely, this “glass half full” has ebbed into a “glass half empty” environment. Global equity markets remained volatile during the period amid investors’ concerns about the possible implications of significant regulatory reform in the U.S., a sovereign credit crisis in the European Union, and record-high prices for many commodities. Nonetheless, stocks generally posted robust gains amid improving – albeit somewhat sluggish – economic data and positive earnings news.

We believe that the outlook for global growth remains uncertain, although there seems to be slightly more likelihood that the world will escape a renewed recession than experience a “double dip.” Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the marketplace in the Global Market Review and Outlook on the following page.

Aberdeen Honors Fallen at British Garden at Hanover Square

Aberdeen gifted a “Braemar Stone” from the heart of Royal Deeside in Scotland to the British Garden at Hanover Square in New York City. The stone and its plinth are one of the prominent features in the garden which was formally opened on July 6, 2010 by Her Majesty The Queen. The Garden was created to honor the memories of the 67 British citizens who lost their lives in the World Trade Center attacks on September 11, 2001. Situated in Lower Manhattan, the Garden also celebrates the historic ties of friendship between the U.S. and the UK and aims to bring British heritage and arts initiatives to the community and city of New York. A short film of the event is available on our website, www.aberdeen-asset.us.

Thank you for investing with us.

Very truly yours,

Gary Marshall

President

Aberdeen Funds

2010 Annual Report

1

Market Review

Anne Richards, Chief Investment Officer – Aberdeen Asset Management

During the annual period ended October 31, 2010, global equity markets rose on optimism over the economic recovery and generally positive earnings reports. Emerging markets outperformed their developed counterparts, reflecting stronger growth prospects. China, India and Brazil remained well-supported by domestic demand; significantly, second-quarter data showed China overtaking Japan as the world’s second-largest economy. In contrast, developed economies remained sluggish, even though fiscal stimulus programs initially boosted consumer spending. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations of the U.S. Federal Reserve’s implementation of a second round of quantitative easing lifted sentiment.

Many U.S. companies reported better-than-expected earnings results for the first three quarters of 2010. The most recent U.S. Commerce Department data indicate that corporate profits exceeded their 2007 levels on an annualized basis for the first six months of the year, and are up significantly from the same period in 2009. Despite the overall positive outlook, economic growth remains sluggish. According to the Commerce Department’s most recent estimate, the U.S. economy expanded 2.5% in the third quarter of 2010. The gain was significantly below the robust 5.0% growth rate seen as recently as the fourth quarter of 2009.

European stocks encountered some turbulence due to concerns over the ongoing sovereign debt problems in the peripheral European markets of Greece, Spain and Portugal and, later in the period, the solvency of Irish banks. Stocks in the region subsequently gained ground, however, amid a calming of concerns over the fiscal situation, as well as speculation regarding further quantitative easing in the U.S. In our view, European companies generally are in good financial shape, with low leverage and healthy cash positions on their balance sheets.

A strong recovery in key economies, coupled with a notable improvement in corporate results, buoyed emerging markets equities during the period. There were intermittent sell-offs amid renewed concerns over the Eurozone’s debt crisis and China’s aggressive monetary policy tightening to cool overheating asset prices. But flush liquidity in search of high-yielding assets helped emerging markets make impressive gains over the reporting period, outperforming their developed-market peers. The market rebound was led by the Europe, Middle East and Africa (EMEA) region, where economic strength outweighed worries that fiscally-challenged European economies might default on their debts. Latin America also performed well, boosted further by the U.S. Federal Reserve’s readiness to implement a second round of quantitative easing to support the economic recovery.

The credit problems in the Eurozone, along with increasing concerns about the continued deterioration in Irish banks, also led to uncertainty in the global fixed income markets. The resulting flight to quality led to an increase in demand for high-quality government bonds, resulting in lower yields in most major markets. In particular, U.S., UK and German government bonds benefited from their perceived “safe haven” status. The European Central Bank and International Monetary Fund support packages and fiscal tightening by many European countries saw fears over sovereign defaults subside in the third quarter of 2010. Central bank official rates in the U.S., the Eurozone, the UK and Japan remained at their all-time lows throughout the year. Speculation over further action by these central banks to promote sustained growth in the face of a weakening economic growth outlook also helped bond markets, and both the Bank of Japan and the U.S. Federal Reserve announced additional quantitative easing in late 2010. Conversely, emerging markets and commodity-led economies experienced strong growth, and markets such as Canada, Australia and Sweden saw official interest rate increases.

Global equity market indices have rebounded from their recession lows, but continue to exhibit high levels of volatility amid a clouded economic direction. Investors appear to be discounting the likelihood of higher earnings to come and, therefore, many great businesses remain undervalued, in our opinion. Nevertheless, we believe that there seems slightly more likelihood that the world economies escape a renewed recession than experience a “double dip.” Monetary policymakers in some Asian and emerging market economies have begun to take pre-emptive action to keep inflation in check, but elsewhere expansionary fiscal policies are still prevalent. In the U.S., estimates for S&P 500 Index company earnings have continued to rise on improved operations, recovering demand, and a surge in merger-and-acquisition activity. We feel that business valuations and volatility levels can revert to their historical norms over time.

Annual Report 2010

2

Aberdeen Asia Bond Institutional Fund (Unaudited)

The Aberdeen Asia Bond Institutional Fund (Institutional shares) returned 15.55% for the annual period ended October 31, 2010, versus the 14.57% return of its benchmark, the HSBC Asian Local Bond Index.

Asian bond markets posted positive returns during the annual period, as very loose global monetary conditions fuelled substantial inflows into the region. Fears that Greece’s debt woes would spill into core European economies, concerns about U.S. financial regulatory reform, and the prospect of a slowdown in China drove investors to the relative safety of U.S. Treasuries and pushed yields down to record lows. Towards the end of the period, optimism over a second round of quantitative easing in the U.S. gave regional bond markets a boost, but uncertainty over the extent and duration of asset purchases increased volatility. On the economic front, the deleveraging West trailed further behind their quickly-growing counterparts in Asia. China’s gross domestic product (GDP) grew above 10% year-on-year in the first two quarters of 2010, undeterred by the government’s efforts to scale back bank lending and cool the property market. Elsewhere, the more export-dependent economies of Singapore, Hong Kong and Taiwan, which had contracted sharply in 2008 and early 2009, rebounded quickly, while domestic demand emerged as an important economic growth driver in the Philippines and Indonesia. The rapid economic improvement, however, was accompanied by inflationary concerns. India and Malaysia were the first to hike interest rates, joining Australia, while Korea, Taiwan and Thailand followed suit in May. Unsurprisingly, this led investors to pour even more money into the region in search of yield, growth and relative safety. With markets flush with cash from abroad, the specter of property value bubbles soon loomed in China and Hong Kong, despite a subsequent raft of anti-speculation regulatory measures. The influx of money also caused regional currencies to appreciate sharply against the U.S. dollar, compelling governments to temper the pace of appreciation.

Our overweight to Asian currencies contributed most to the Fund’s performance for the period. The region’s economic growth prospects and solid fundamentals – underlined by stronger balance sheets of governments, corporates and households – triggered a wave of capital reallocation. Policymakers’ willingness to allow currencies to appreciate gradually and China’s recommitment to exchange-rate reform were also supportive. Specifically, our overweight to the Korean won, Philippine peso, Malaysian ringgit and Singapore dollar, which were funded out of our exposure to the U.S. dollar and the euro, added value. The Fund’s exposure to Korea, particularly the 10-year sector where we hold 2017 and 2020 inflation-linked debt, was also positive. Bond yields fell as expectations of further rate hikes receded, while both foreign and domestic demand for long-dated bonds remained strong. Meanwhile, our exposure to selective high-yield bonds enhanced relative performance, with Philippines sovereign bonds and Indonesian power company Cikarang Listrindo benefiting from improving fundamentals and buoyant liquidity.

The Fund’s relatively conservative interest-rate exposure detracted from performance, as bond yields fell amid robust market sentiment. In particular, our short-duration and paid interest-rate swap positions in Thailand and Hong Kong proved costly, along with an underweight to the Thai baht, as market participants overlooked ongoing political uncertainty.

We increased our overweight to Asian currencies and diversified the funding of the exposure using the Japanese yen, euro and U.S. dollar, on concerns over structural impediments. We took advantage of a bout of risk aversion in May to increase our exposure to higher-beta currencies, such as the Indonesian rupiah, Philippine peso and Korean won. We also added to positions in the Malaysian ringgit and the Singapore dollar, as policymakers appear more willing to allow their currencies to rise. Conversely, we reduced our exposure to the Korean bond market, which had performed well over the annual period, in favor of adding duration in India, Thailand and Malaysia. The latter’s central bank appeared to have ceased interest rate tightening. We reduced our exposure to the credit sector but selectively bought more high-yield issues.

We maintain a diversified portfolio of Asian currencies, such as the Korean won, Singapore dollar, Indonesian rupiah, Chinese yuan, Malaysian ringgit and Philippine peso, which we feel possess attractive fundamentals and valuations. We believe that Asian currencies are likely to rise gradually, underpinned by solid economic fundamentals. In local interest rate risk, we retain a long position in the Korean bond market, including inflation-linked bonds. We also have a long duration position in Malaysia, where we believe that a reasonably stable inflation outlook, healthy trade surplus and foreign reserves should continue to drive foreign appetite for local debt. The allocation to credit was trimmed to around 33% of the Fund’s net assets. We maintain some exposure to the financials, telecommunications, real estate, utilities, consumer and capital goods sectors.

Portfolio Management:

Aberdeen Asia Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/20/09 reflect the performance of a predecessor fund, the Credit Suisse Asia Bond Portfolio. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2010 Annual Report

3

Aberdeen Asia Bond Institutional Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

4

Aberdeen Asia Bond Institutional Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2010)		1 Yr.	Inception[2]
Institutional Service Class[3,4]	w/o SC	15.55%	6.86%
Institutional Class[4]	w/o SC	15.55%	6.86%

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund, the Asia Bond Portfolio (the “Asia Bond Predecessor Fund”), a series of the Credit Suisse Institutional Fund, Inc. The Fund has adopted the performance of the Asia Bond Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Asia Bond Predecessor Fund. The Fund and the Asia Bond Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Returns before the first offering of the Institutional Service Class (January 4, 2010) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
4	Not subject to any sales charges.

2010 Annual Report

5

Aberdeen Asia Bond Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Institutional Fund, the HSBC Asian Local Bond Index (“ALBI”) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ALBI is unmanaged and tracks the total return performance of a bond portfolio which consists of local currency denominated high quality liquid bonds in Asia ex-Japan. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Sovereign Bonds	54.4%
Eurodollar Bonds	25.5%
Repurchase Agreement	7.2%
Credit-Linked Notes	6.8%
Sovereign Agencies	4.0%
Residential Mortgage Backed Securities	0.8%
Other assets in excess of liabilities	1.3%
100.0%

Top Industries
Commercial Banks	15.6%
Diversified Financial Services	3.4%
Real Estate Management & Development	3.0%
Diversified Holding Companies	2.0%
Electric Utilities	1.9%
Oil, Gas & Consumable Fuels	1.5%
Diversified Telecommunication Services	0.8%
Metals & Mining	0.8%
Food Products	0.5%
Semiconductors	0.5%
Other	70.0%
100.0%

Top Holdings*
Korea Treasury Inflation Linked Bond, Series 1703	7.7%
Korea Treasury Bond, Series 1809	5.3%
Philippine Government Bond, Series 7-48	2.8%
Hong Kong Government Bond	2.5%
Korea Treasury Bond, Series 1503	2.2%
Malaysia Government Bond, Series 0210	2.1%
Malaysian Government Bond, Series 0409	2.1%
Indonesia Treasury Bond, Series FR27	1.9%
India Government Bonds, Royal Bank of Scotland PLC Credit-Linked Notes	1.9%
Singapore Government Bond	1.6%
Other	69.9%
100.0%

Top Countries
Republic of South Korea	26.6%
Indonesia	13.4%
Hong Kong	10.2%
Philippines	9.6%
Malaysia	9.2%
Singapore	7.2%
United States	7.2%
India	5.9%
Thailand	5.3%
China	2.4%
Other	3.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2010

6

Statement of Investments

October 31, 2010

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
EURODOLLAR BONDS (25.5%)
AUSTRALIA (0.9%)
Commercial Banks (0.9%)
Commonwealth Bank of Australia, Series 2554 (USD), EMTN, 0.51%, 12/15/16 (a)	$5,000,000	$4,884,415
CHINA (2.4%)
Food Products (0.5%)
CFG Investment SAC, Series REGS (USD), 9.25%, 12/19/13	2,900,000	3,026,875
Oil, Gas & Consumable Fuels (0.2%)
Xinao Gas Holdings Ltd. (USD), 7.38%, 08/05/12	900,000	940,058
Paper & Forest Products (0.4%)
Sino-Forest Corp., Series REGS (USD), 10.25%, 07/28/14	1,200,000	1,375,500
(USD), 6.25%, 10/21/17	700,000	703,500
		2,079,000
Real Estate Management & Development (1.0%)
Agile Property Holdings Ltd., Series REGS (USD), 10.00%, 11/14/16	1,750,000	1,885,625
Central China Real Estate Ltd., Series REGS (USD), 12.25%, 10/20/15	1,750,000	1,846,250
Yanlord Land Group Ltd., Series REGS (USD), 9.50%, 05/04/17	1,700,000	1,770,125
		5,502,000
Specialty Retail (0.3%)
Parkson Retail Group Ltd. (USD), 7.13%, 05/30/12	1,500,000	1,553,048
		13,100,981
HONG KONG (6.1%)
Commercial Banks (0.8%)
Wing Hang Bank Ltd. (a)(b) (USD), EMTN, 6.00%, 12/31/49	3,400,000	3,401,231
(USD), EMTN, 6.00%, 12/31/49	900,000	900,326
		4,301,557
Diversified Financial Services (1.1%)
Henson Finance Ltd. (USD), 5.50%, 09/17/19	5,950,000	6,113,625
Diversified Holding Companies (2.0%)
Hutchison Whampoa International Ltd., Series REGS (USD), 4.63%, 09/11/15	300,000	323,700
(USD), 7.63%, 04/09/19	4,750,000	5,909,660
(USD), 7.45%, 11/24/33	200,000	256,499
Swire Pacific MTN Financing Ltd. (USD), EMTN, 5.50%, 08/19/19	3,650,000	3,965,331
		10,455,190
Real Estate (0.2%)
Sun Hung Kai Properties Capital Market Ltd. (USD), 4.00%, 11/02/20	1,100,000	1,084,743

	Shares or Principal Amount	Value
Real Estate Management & Development (2.0%)
Country Garden Holdings Co., Series REGS (USD), 11.75%, 09/10/14	$2,650,000	$2,895,125
Fita International Ltd. (USD), 7.00%, 02/10/20	4,250,000	4,466,367
Hong Kong Land Finance Cayman Island Co. Ltd. (USD), 4.50%, 10/07/25	3,700,000	3,541,270
		10,902,762
		32,857,877
INDIA (1.7%)
Commercial Banks (1.1%)
ICICI Bank Ltd., Series REGS (USD), 5.50%, 03/25/15	3,200,000	3,358,656
(USD), 6.38%, 04/30/22 (a)	2,100,000	2,100,084
(USD), 6.38%, 04/30/22 (a)	550,000	550,022
		6,008,762
Electric Utilities (0.6%)
NTPC Ltd. (USD), EMTN, 5.88%, 03/02/16	2,650,000	2,945,759
		8,954,521
INDONESIA (2.5%)
Coal (0.1%)
Adaro Indonesia PT, Series REGS (USD), 7.63%, 10/22/19	300,000	333,375
Commercial Banks (0.4%)
Bank CIMB Niaga Tbk (USD), EMTN, 7.38%, 11/22/16 (a)	2,400,000	2,441,654
Diversified Telecommunication Services (0.4%)
Indosat Palapa Co. BV, Series REGS (USD), 7.38%, 07/29/20	1,950,000	2,205,938
Electric Utilities (0.3%)
Majapahit Holding BV, Series REGS (USD), 8.00%, 08/07/19	850,000	1,055,063
(USD), 7.88%, 06/29/37	300,000	373,500
		1,428,563
Independent Power Producers & Energy Traders (0.5%)
Listrindo Capital BV, Series REGS (USD), 9.25%, 01/29/15	2,400,000	2,715,336
Metals & Mining (0.8%)
Prime Dig Pte. Ltd., Series REGS (USD), 11.75%, 11/03/14	4,100,000	4,253,750
		13,378,616
MALAYSIA (2.4%)
Commercial Banks (0.8%)
AMBB Capital (L) Ltd. (USD), 6.77%, 12/31/49 (a)(b)	2,200,000	2,231,138
Public Bank Bhd (USD), 6.84%, 08/22/36 (a)	900,000	942,360
SBB Capital Corp. (USD), 6.62%, 12/31/49 (a)(b)	1,100,000	1,133,200
		4,306,698

See accompanying notes to financial statements.

2010 Annual Report

7

Statement of Investments (continued)

October 31, 2010

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
Diversified Financial Services (0.3%)
TNB Capital (L) Ltd., Series REGS (USD), 5.25%, 05/05/15	$1,500,000	$1,649,993
Oil, Gas & Consumable Fuels (1.3%)
PETRONAS Capital Ltd., Series REGS (USD), 5.25%, 08/12/19	1,800,000	1,993,892
(USD), 5.25%, 08/12/19	1,200,000	1,329,262
PETRONAS Global Sukuk Ltd., Series REGS (USD), 4.25%, 08/12/14	3,400,000	3,605,193
		6,928,347
		12,885,038
PHILIPPINES (0.7%)
Diversified Telecommunication Services (0.3%)
Philippine Long Distance Telephone Co. (USD), EMTN, 8.35%, 03/06/17	1,250,000	1,491,070
Electric Utilities (0.1%)
National Power Corp., Series REGS (USD), 6.88%, 11/02/16	400,000	468,318
Holding Companies-Diversified Operations (0.3%)
Alliance Global Group Inc. (USD), 6.50%, 08/18/17	1,900,000	1,902,945
		3,862,333
REPUBLIC OF SOUTH KOREA (5.5%)
Commercial Banks (3.5%)
Busan Bank (a) (USD), 5.50%, 03/14/17	900,000	922,209
(USD), 6.00%, 10/30/17	2,240,000	2,299,201
Hana Bank (USD), GMTN, 6.50%, 04/09/12 (c)	750,000	800,885
(USD), EMTN, 5.38%, 04/12/17 (a)	1,780,000	1,818,923
National Agricultural Cooperative Federation (USD), EMTN, 5.38%, 04/26/17 (a)	1,500,000	1,540,290
National Agricultural Cooperative Federation, Series REGS (USD), 4.25%, 01/28/16	600,000	623,310
SC First Bank Korea Ltd., Series REGS (USD), 7.27%, 03/03/34 (a)	2,700,000	2,848,716
Shinhan Bank (a) (USD), 5.66%, 03/02/35	2,850,000	2,835,875
(USD), 6.82%, 09/20/36	1,000,000	1,036,692
Woori Bank, Series REGS (USD), 4.50%, 10/07/15	3,900,000	4,121,715
		18,847,816
Diversified Financial Services (1.0%)
Hana Funding Ltd. (USD), 8.75%, 12/31/49 (a)(b)	920,000	983,390
Hyundai Capital Services, Inc., Series REGS (USD), 6.00%, 05/05/15	3,800,000	4,204,065
		5,187,455

	Shares or Principal Amount	Value
Diversified Telecommunication Services (0.1%)
SK Broadband Co. Ltd., Series REGS (USD), 7.00%, 02/01/12	$700,000	$738,638
Electric Utilities (0.9%)
Korea Hydro & Nuclear Power Co. Ltd., Series REGS (USD), 3.13%, 09/16/15	590,000	594,105
Korea Midland Power Co. Ltd., Series REGS (USD), 5.50%, 03/14/16	2,500,000	2,740,170
Korea South-East Power Co. Ltd., Series REGS (USD), 6.00%, 05/25/16	1,100,000	1,233,982
		4,568,257
		29,342,166
SINGAPORE (1.5%)
Airlines (0.2%)
Singapore Airlines Ltd. (SGD), MTN, 3.22%, 07/09/20	1,500,000	1,170,323
Diversified Financial Services (0.5%)
CMT MTN Pte. Ltd. (SGD), MTN, 2.85%, 09/01/14	2,000,000	1,542,908
(USD), EMTN, 4.32%, 04/08/15	1,150,000	1,202,785
		2,745,693
Real Estate (0.3%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 08/24/17	1,750,000	1,346,290
Semiconductors & Semiconductor Equipment (0.5%)
STATS ChipPAC Ltd., Series REGS (USD), 7.50%, 08/12/15	2,550,000	2,798,625
		8,060,931
THAILAND (1.8%)
Commercial Banks (1.3%)
Bangkok Bank PCL, Series REGS (USD), 3.25%, 10/18/15	1,800,000	1,787,310
(USD), 4.80%, 10/18/20	950,000	939,322
(USD), 9.03%, 03/15/29	300,000	382,300
(USD), 9.03%, 03/15/29	2,100,000	2,676,099
Kasikornbank PCL, Series REGS (USD), 8.25%, 08/21/16	1,000,000	1,159,704
		6,944,735
Diversified Financial Services (0.5%)
PTTEP Australia International Finance Pty Ltd., Series REGS (USD), 4.15%, 07/19/15	2,750,000	2,839,045
		9,783,780
Total Eurodollar Bonds		137,110,658
RESIDENTIAL MORTGAGE BACKED SECURITIES (0.8%)
AUSTRALIA (0.8%)
Medallion Trust, Series 2007-1G, Class A1 (USD), 0.34%, 02/27/39 (a)	741,133	724,472

See accompanying notes to financial statements.

Annual Report 2010

8

Statement of Investments (continued)

October 31, 2010

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
Progress Trust, Series 2007-1GA, Class 1A (USD), 0.42%, 08/19/38 (a)(c)	$3,618,565	$3,463,067
		4,187,539
Total Residential Mortgage Backed Securities		4,187,539
CREDIT-LINKED NOTES (6.8%)
INDIA (4.2%)
India Government Bonds, Deutsche Bank AG London Credit-Linked Notes (a) (USD), EMTN, 5.16%, 05/22/14	8,900,000	8,913,618
(USD), EMTN, 5.87%, 07/22/19	3,250,000	3,196,843
India Government Bonds, Royal Bank of Scotland PLC Credit-Linked Notes (USD), EMTN, 8.45%, 07/02/11	10,000,000	10,308,249
		22,418,710
INDONESIA (2.6%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (USD), 14.28%, 12/18/13 (a)(c)	6,500,000	8,893,455
(IDR), EMTN, 9.50%, 06/17/15	41,000,000,000	5,147,077
		14,040,532
Total Credit-Linked Notes		36,459,242
SOVEREIGN BONDS (54.4%)
HONG KONG (4.1%)
Hong Kong Government Bond (HKD), 4.53%, 06/18/12	63,000,000	8,672,084
(HKD), 2.03%, 03/18/13	98,000,000	13,105,696
		21,777,780
INDONESIA (8.3%)
Indonesia Government International Bond, Series REGS (USD), 11.63%, 03/04/19	2,000,000	3,100,000
(USD), 11.63%, 03/04/19	1,900,000	2,945,000
(USD), 5.88%, 03/13/20	1,400,000	1,624,000
(USD), 6.63%, 02/17/37	2,900,000	3,506,996
(USD), 6.63%, 02/17/37	400,000	483,723
Indonesia Treasury Bond, Series FR27 (IDR), 9.50%, 06/15/15	83,600,000,000	10,448,312
Indonesia Treasury Bond, Series FR31 (IDR), 11.00%, 11/15/20	28,500,000,000	3,945,235
Indonesia Treasury Bond, Series FR35 (IDR), 12.90%, 06/15/22	35,000,000,000	5,442,331
Indonesia Treasury Bond, Series FR40 (IDR), 11.00%, 09/15/25	49,000,000,000	6,873,218
Indonesia Treasury Bond, Series FR55 (IDR), 7.38%, 09/15/16	21,500,000,000	2,479,189
Perusahaan Penerbit SBSN Indonesia, Series REGS (USD), 8.80%, 04/23/14	3,100,000	3,729,728
		44,577,732
MALAYSIA (6.8%)
Malaysian Government Bond, Series 0210 (MYR), 4.01%, 09/15/17	35,000,000	11,457,919

	Shares or Principal Amount	Value
Malaysian Government Bond, Series 0409 (MYR), 3.74%, 02/27/15	$34,000,000	$11,061,228
Malaysian Government Bond, Series 1/06 (MYR), 4.26%, 09/15/16	19,500,000	6,498,448
Malaysian Government Bond, Series 2/04 (MYR), 5.09%, 04/30/14	13,500,000	4,582,962
Malaysian Government Bond, Series 3/03 (MYR), 3.70%, 02/25/13	9,500,000	3,086,836
		36,687,393
PHILIPPINES (8.9%)
Philippine Government Bond, Series 1042 (PHP), 9.13%, 09/04/16	106,000,000	2,941,692
Philippine Government Bond, Series 5-67 (PHP), 6.25%, 01/27/14	180,000,000	4,371,741
Philippine Government Bond, Series 5-68 (PHP), 6.38%, 05/13/15	280,000,000	6,883,376
Philippine Government Bond, Series 7-48 (PHP), 7.00%, 01/27/16	581,300,000	14,802,044
Philippine Government International Bond (USD), 8.88%, 03/17/15	1,000,000	1,277,500
(USD), 9.88%, 01/15/19	5,400,000	7,695,000
(USD), 10.63%, 03/16/25	600,000	966,342
(USD), 10.63%, 03/16/25	2,000,000	3,217,310
(USD), 7.75%, 01/14/31	2,050,000	2,706,000
(USD), 7.75%, 01/14/31	1,200,000	1,584,000
(USD), 6.38%, 10/23/34	350,000	405,125
Philippine Government International Bond, Series OCT (USD), 6.38%, 10/23/34	700,000	810,250
		47,660,380
REPUBLIC OF SOUTH KOREA (20.4%)
Korea Finance Corp. (USD), 3.25%, 09/20/16	1,150,000	1,148,563
Korea Treasury Bond, Series 1212 (KRW), 4.25%, 12/10/12	3,000,000,000	2,721,816
Korea Treasury Bond, Series 1503 (KRW), 4.50%, 03/10/15	12,900,000,000	11,821,994
Korea Treasury Bond, Series 1509 (KRW), 5.25%, 09/10/15	7,600,000,000	7,162,688
Korea Treasury Bond, Series 1809 (KRW), 5.75%, 09/10/18	29,000,000,000	28,298,253
Korea Treasury Bond, Series 2006 (KRW), 5.00%, 06/10/20	8,500,000,000	7,922,514
Korea Treasury Inflation Linked Bond, Series 1703 (KRW), 2.75%, 03/10/17	45,310,400,000	41,462,892
Korea Treasury Inflation Linked Bond, Series 2006 (KRW), 2.75%, 06/10/20	6,500,000,000	6,340,419
Republic of Korea (USD), 7.13%, 04/16/19	2,150,000	2,712,547
		109,591,686
SINGAPORE (2.4%)
Singapore Government Bond (SGD), 2.38%, 04/01/17	5,000,000	4,126,141

See accompanying notes to financial statements.

2010 Annual Report

9

Statement of Investments (continued)

October 31, 2010

Aberdeen Asia Bond Institutional Fund

	Shares or Principal Amount	Value
(SGD), 4.00%, 09/01/18	$9,900,000	$8,958,265
		13,084,406
THAILAND (3.5%)
Thailand Government Bond
(THB), 5.25%, 05/12/14	231,000,000	8,375,792
(THB), 4.13%, 11/18/16	201,900,000	7,148,008
(THB), 3.88%, 06/13/19	100,000,000	3,538,929
		19,062,729
Total Sovereign Bonds		292,442,106
SOVEREIGN AGENCIES (4.0%)
REPUBLIC OF SOUTH KOREA (0.7%)
Korea Expressway Corp., Series REGS
(USD), 4.88%, 04/07/14	150,000	160,236
(USD), 4.50%, 03/23/15	3,300,000	3,518,559
		3,678,795
SINGAPORE (3.3%)
Housing & Development Board Bond (SGD), MTN, 1.55%, 10/26/12	4,000,000	3,127,847
(SGD), MTN, 3.95%, 07/15/18	7,000,000	6,042,563
Temasek Financial (I) Ltd. (SGD), MTN, 3.27%, 02/19/20	11,000,000	8,792,538
		17,962,948
Total Sovereign Agencies		21,641,743
REPURCHASE AGREEMENT (7.2%)
United States (7.2%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $38,931,357 collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $39,712,181	$38,931,000	38,931,000
Total Repurchase Agreement		38,931,000
Total Investments (Cost $504,016,540) (d)—98.7%		530,772,288

Other assets in excess of liabilities—1.3%		6,961,826
Net Assets—100.0%		$537,734,114

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2010.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

At October 31, 2010, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Unites States Treasury Note 6%-10 Year	Credit Suisse	214	12/21/10	$366,657
Unites States Treasury Note 6%-10 Year	Credit Suisse	(68)	12/21/10	(100,085)
Unites States Treasury Note 6%-2 Year	Credit Suisse	266	12/31/10	226,616
Unites States Treasury Note 6%-2 Year	Credit Suisse	(310)	12/31/10	(267,381)
Unites States Treasury Note 6%-5 Year	Credit Suisse	(283)	12/31/10	(503,435)
				$(277,628)

See accompanying notes to financial statements.

Annual Report 2010

10

Statement of Investments (continued)

October 31, 2010

Aberdeen Asia Bond Institutional Fund

At October 31, 2010, the Fund’s open forward foreign currency contracts* were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/Unites States Dollar
12/15/10	Credit Suisse	AUD	1,880,000	USD	1,542,784	$1,832,018	$289,234
Chinese Yuan Renminbi/United States Dollar
11/02/10	Hong Kong & Shanghai Banking Corp. Ltd.	CNY	93,212,000	USD	13,931,368	13,970,623	39,255
11/02/10	Standard Chartered Bank	CNY	94,787,000	USD	14,000,000	14,206,685	206,685
12/07/10	Credit Suisse	CNY	59,703,600	USD	8,800,000	8,997,049	197,049
01/28/11	Deutsche Bank	CNY	216,541,220	USD	32,900,000	32,839,301	(60,699)
01/28/11	Hong Kong & Shanghai Banking Corp. Ltd.	CNY	112,155,400	USD	16,900,000	17,008,794	108,794
01/28/11	UBS	CNY	61,757,625	USD	9,250,000	9,365,779	115,779
08/02/11	State Street	CNY	93,667,000	USD	14,000,000	14,406,318	406,318
08/02/11	UBS	CNY	25,409,840	USD	3,800,000	3,908,124	108,124
Indian Rupee/United States Dollar
12/02/10	Credit Suisse	INR	163,556,500	USD	3,650,000	3,670,478	20,478
12/02/10	Deutsche Bank	INR	547,367,000	USD	11,650,000	12,283,820	633,820
12/02/10	Hong Kong & Shanghai Banking Corp. Ltd.	INR	803,214,000	USD	17,450,000	18,025,449	575,449
01/18/11	Deutsche Bank	INR	80,964,000	USD	1,800,000	1,806,023	6,023
03/07/11	Deutsche Bank	INR	68,040,000	USD	1,500,000	1,508,715	8,715
05/02/11	Hong Kong & Shanghai Banking Corp. Ltd.	INR	1,383,874,000	USD	30,200,000	30,481,806	281,806
Indonesian Rupiah/United States Dollar
11/23/10	Deutsche Bank	IDR	22,495,000,000	USD	2,500,000	2,516,641	16,641
12/02/10	UBS	IDR	29,034,000,000	USD	3,000,000	3,247,651	247,651
12/15/10	UBS	IDR	74,555,200,000	USD	8,000,000	8,333,827	333,827
01/24/11	Hong Kong & Shanghai Banking Corp. Ltd.	IDR	92,750,000,000	USD	10,000,000	10,344,405	344,405
08/02/11	Deutsche Bank	IDR	141,450,000,000	USD	15,000,000	15,472,544	472,544
08/02/11	Hong Kong & Shanghai Banking Corp. Ltd.	IDR	10,142,000,000	USD	1,100,000	1,109,385	9,385
08/02/11	State Street	IDR	44,910,000,000	USD	4,800,000	4,912,492	112,492
08/02/11	UBS	IDR	44,952,000,000	USD	4,800,000	4,917,086	117,086
Malaysian Ringgit/United States Dollar
11/08/10	Hong Kong & Shanghai Banking Corp. Ltd.	MYR	63,078,190	USD	20,300,000	20,290,205	(9,795)
01/27/11	Deutsche Bank	MYR	78,422,780	USD	25,250,000	25,219,896	(30,104)
01/27/11	Royal Bank of Canada	MYR	14,610,890	USD	4,700,000	4,698,700	(1,300)
Philippine Peso/United States Dollar
12/07/10	Hong Kong & Shanghai Banking Corp. Ltd.	PHP	273,542,300	USD	6,100,000	6,363,454	263,454
12/07/10	State Street	PHP	1,217,050,080	USD	27,570,000	28,312,411	742,411
01/28/11	State Street	PHP	497,610,000	USD	11,400,000	11,551,268	151,268
02/25/11	Credit Suisse	PHP	335,100,000	USD	7,500,000	7,766,944	266,944
02/25/11	Deutsche Bank	PHP	251,712,000	USD	5,700,000	5,834,178	134,178
04/12/11	State Street	PHP	227,375,200	USD	5,200,000	5,256,247	56,247
Singapore Dollar/United States Dollar
12/07/10	Royal Bank of Canada	SGD	1,458,600	USD	1,100,000	1,126,992	26,992
01/28/11	Deutsche Bank	SGD	15,613,269	USD	11,910,000	12,064,031	154,031
01/28/11	Hong Kong & Shanghai Banking Corp. Ltd.	SGD	86,089,295	USD	65,711,000	66,519,313	808,313
South Korean Won/United States Dollar
11/08/10	Credit Suisse	KRW	6,696,930,000	USD	5,700,000	5,956,109	256,109
12/02/10	Hong Kong & Shanghai Banking Corp. Ltd.	KRW	9,126,000,000	USD	7,800,000	8,108,396	308,396
12/24/10	Deutsche Bank	KRW	10,327,500,000	USD	9,000,000	9,168,641	168,641
01/28/11	Deutsche Bank	KRW	32,483,430,000	USD	28,960,000	28,846,321	(113,679)
01/28/11	Hong Kong & Shanghai Banking Corp. Ltd.	KRW	37,151,440,000	USD	33,100,000	32,991,663	(108,337)
Taiwan Dollar/United States Dollar
11/08/10	Deutsche Bank	TWD	1,064,769,500	USD	34,700,000	34,789,567	89,567
01/18/11	Hong Kong & Shanghai Banking Corp. Ltd.	TWD	146,688,000	USD	4,800,000	4,824,734	24,734
Thai Baht/United States Dollar
11/04/10	State Street	THB	138,653,500	USD	4,300,000	4,633,999	333,999
11/04/10	Deutsche Bank	THB	242,771,000	USD	7,700,000	8,113,755	413,755
01/28/11	Hong Kong & Shanghai Banking Corp. Ltd.	THB	191,424,000	USD	6,400,000	6,389,429	(10,571)
01/28/11	Deutsche Bank	THB	267,182,450	USD	8,900,000	8,918,126	18,126
03/07/11	Hong Kong & Shanghai Banking Corp. Ltd.	THB	452,400,000	USD	14,500,000	15,093,794	593,794
						$598,003,186	$9,128,034

See accompanying notes to financial statements.

2010 Annual Report

11

Statement of Investments (continued)

October 31, 2010

Aberdeen Asia Bond Institutional Fund

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Market Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
12/15/10	Credit Suisse	USD	1,567,074	AUD	1,800,000	$1,832,018	$(264,944)
United States Dollar/Chinese Yuan Renminbi
11/02/10	Hong Kong & Shanghai Banking Corp. Ltd.	USD	14,000,000	CNY	93,212,000	13,970,624	29,376
11/02/10	Standard Chartered Bank	USD	14,166,766	CNY	94,787,000	14,206,685	(39,919)
08/02/11	Hong Kong & Shanghai Banking Corp. Ltd.	USD	13,800,000	CNY	89,575,800	13,777,077	22,923
United States Dollar/Euro Currency
01/28/11	Hong Kong & Shanghai Banking Corp. Ltd.	USD	24,500,000	EUR	17,683,499	24,583,070	(83,070)
United States Dollar/Indian Rupee
12/02/10	Credit Suisse	USD	9,200,000	INR	411,424,000	9,233,034	(33,034)
12/02/10	Royal Bank of Canada	USD	800,000	INR	36,792,000	825,673	(25,673)
03/07/11	State Street	USD	13,200,000	INR	631,356,000	13,999,652	(799,652)
United States Dollar/Indonesian Rupiah
12/15/10	Deutsche Bank	USD	1,400,000	IDR	12,537,000,000	1,401,394	(1,394)
12/15/10	Hong Kong & Shanghai Banking Corp. Ltd.	USD	3,500,000	IDR	31,332,000,000	3,502,311	(2,311)
08/02/11	Deutsche Bank	USD	6,100,000	IDR	56,107,800,000	6,137,366	(37,366)
United States Dollar/Japanese Yen
12/02/10	Deutsche Bank	USD	3,650,000	JPY	306,625,550	3,811,371	(161,371)
01/28/11	Credit Suisse	USD	44,900,000	JPY	3,696,168,000	45,972,495	(1,072,495)
United States Dollar/Malaysian Ringgit
11/08/10	Deutsche Bank	USD	1,600,000	MYR	5,012,800	1,612,455	(12,455)
11/08/10	State Street	USD	7,000,000	MYR	21,924,000	7,052,239	(52,239)
01/27/11	Deutsche Bank	USD	9,780,000	MYR	30,374,604	9,768,136	11,864
United States Dollar/Philippine Peso
12/07/10	Hong Kong & Shanghai Banking Corp. Ltd.	USD	8,000,000	PHP	360,800,000	8,393,342	(393,342)
01/28/11	State Street	USD	9,800,000	PHP	427,770,000	9,930,038	(130,038)
04/12/11	Hong Kong & Shanghai Banking Corp. Ltd.	USD	1,100,000	PHP	47,740,000	1,103,609	(3,609)
United States Dollar/Singapore Dollar
12/07/10	Deutsche Bank	USD	9,900,000	SGD	13,336,785	10,304,706	(404,706)
01/28/11	Deutsche Bank	USD	5,300,000	SGD	6,886,661	5,321,172	(21,172)
United States Dollar/South Korean Won
11/08/10	Hong Kong & Shanghai Banking Corp. Ltd.	USD	10,000,000	KRW	11,800,000,000	10,494,673	(494,673)
11/08/10	UBS	USD	3,300,000	KRW	3,893,010,000	3,462,361	(162,361)
12/02/10	Hong Kong & Shanghai Banking Corp. Ltd.	USD	7,500,000	KRW	8,531,550,000	7,580,231	(80,231)
01/28/11	Hong Kong & Shanghai Banking Corp. Ltd.	USD	30,300,000	KRW	34,008,720,000	30,200,827	99,173
United States Dollar/Taiwan Dollar
01/18/11	Hong Kong & Shanghai Banking Corp. Ltd.	USD	9,500,000	TWD	290,320,000	9,551,347	(51,347)
02/08/11	State Street	USD	31,400,000	TWD	995,380,000	32,742,885	(1,342,885)
02/08/11	Hong Kong & Shanghai Banking Corp. Ltd.	USD	1,200,000	TWD	37,704,000	1,242,403	(42,403)
05/24/11	Hong Kong & Shanghai Banking Corp. Ltd.	USD	1,400,000	TWD	44,128,000	1,465,578	(65,578)
United States Dollar/Thai Baht
01/28/11	Hong Kong & Shanghai Banking Corp. Ltd.	USD	5,900,000	THB	176,469,000	5,890,255	9,745
03/07/11	State Street	USD	5,800,000	THB	177,636,600	5,926,635	(126,635)
						$315,295,662	$(5,731,822)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Annual Report 2010

12

Statement of Investments (concluded)

October 31, 2010

Aberdeen Asia Bond Institutional Fund

At October 31, 2010, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate		Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
THB	485,906,000	07/09/13	CITI	Receive		6-Month THFX Index	6.22%	$(1,979,076)
THB	200,000,000	02/12/14	UBS	(Pay	)	6-Month THFX Index	2.75%	102,143
HKD	106,000,000	10/16/14	UBS	Receive		3-Month HIBOR Index	2.51%	(782,385)
KRW	25,000,000,000	03/27/18	CITI	Receive		3-Month KWCDC Index	5.10%	(1,915,550)
								$(4,574,868)

At October 31, 2010, the Fund’s cross currency swaps were as follows:

Delivarable	Receiving Notional Amount	Paying Notional Amount	Expiration Date	Counterparty	Floating Rate Index	Fixed Rate	Unrealized Appreciation / (Depreciation)
Receive Floating USD / Pay Fixed KRW	2,000,000	2,313,000,000	02/16/11	Deutsche Bank	6-Month LIBOR Index	1.55%	$(63,297)
Receive Floating USD / Pay Fixed KRW	2,426,007	2,500,000,000	06/13/11	CITI	6-Month LIBOR Index	3.81%	143,179
Receive Floating USD / Pay Fixed PHP	14,000,000	654,780,000	11/17/11	UBS	6-Month LIBOR Index	3.15%	(1,517,917)
Receive Floating USD / Pay Fixed PHP	4,500,000	210,465,000	11/17/12	UBS	6-Month LIBOR Index	3.75%	(563,817)
Receive Floating USD / Pay Fixed KRW	15,000,000	15,543,000,000	06/28/13	CITI	6-Month LIBOR Index	4.30%	56,752
Receive Floating USD / Pay Fixed KRW	4,859,611	4,500,000,000	06/22/17	CITI	6-Month LIBOR Index	5.24%	144,658
							$(1,800,442)

See accompanying notes to financial statements.

2010 Annual Report

13

Aberdeen Asia-Pacific (ex-Japan) Institutional Fund (Unaudited)

The Aberdeen Asia Pacific (ex-Japan) Equity Institutional Fund (Institutional shares) returned 18.20% since its date of inception on November 16, 2009 to the end of the annual period on October 31, 2010, versus the 13.62% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex. Japan Index.

Asian stocks performed well in the year under review, as strong liquidity flows outweighed an increasingly uncertain economic backdrop. After being buoyed early in the period by supportive monetary and fiscal conditions, stock markets ran out of steam in April and May, falling on fears that a full-blown debt crisis in Europe would hurt Asia. But regional economies continued to expand steadily, helped by deepening intra-regional trade and rising domestic consumption. Pressure mounted on central banks to normalize monetary policy amid rising inflation, and China’s subsequent cooling measures also hurt sentiment. But markets staged a late turnaround on signs that Asia was not being affected by weakness in developed economies, along with upbeat corporate earnings reports and hopes that a second round of quantitative easing would help revive flagging U.S. growth.

At the stock level, Hong Kong conglomerate Jardine Strategic Holdings and Thai industrial group Siam Cement contributed most to performance. Jardine continued to do well following solid first-half earnings results that were driven by all its underlying business segments, including Hong Kong Land, Dairy Farm, and Indonesia’s Astra International. Shares of Siam Cement rebounded strongly following prior underperformance. The stock was also buoyed by positive interim results and news that lawmakers would allow most projects in the Map Ta Phut industrial park to resume operations, after they were halted on environmental concerns.

Among the top detractors to relative performance was QBE Insurance Group, as the shares underperformed the Australian market, which had also lagged the broader region. Management maintained a conservative earnings outlook, in step with the sector’s tougher prospects. Our holding in PetroChina had a negative impact, as its profitability was hurt by its downstream businesses despite the strong performances by its oil and gas exploration and production segments. Additionally, the absence of a position in Hyundai Motor Co. proved to be a detractor as the automaker benefited from high sales growth in the U.S., while the yen’s strength boosted its competitiveness over Japanese rivals. We maintain positions in both QBE and PetroChina.

During the period under review, we initiated holdings in several companies, including Australian supermarket operator Woolworths; Indian cement manufacturer Ambuja Cement, a subsidiary of Swiss multinational Holcim; Hong Kong’s Li & Fung, a professionally managed trading company with what we believe to be sound financials and good corporate governance; and AIA Group, a leading life insurance group with a strong presence in Asia. Conversely, we sold India’s GAIL, a natural gas company, because of our concerns over its long-term prospects and the sharp run-up in its share price.

The Fund’s largest absolute stock weightings are Singapore’s Oversea-Chinese Banking Corp., Australian miner Rio Tinto and Singapore exchange-listed Jardine Strategic Holdings. We hold Oversea-Chinese Banking Corp. because we feel that it is a well-capitalized Singaporean lender with a regional presence, and it has solid franchises across banking, life insurance and private wealth management. Rio Tinto is the world’s third-largest mining group, with operations spanning six continents. The company has a diverse range of assets, including iron ore, copper, aluminium and coal. Jardine Strategic Holdings is a large Hong Kong conglomerate with strong underlying regional businesses, such as Hong Kong’s Dairy Farm, a leading pan-Asian retailer that processes and distributes food and personal hygiene products, and Indonesia’s Astra International, which itself is a diversified group that has exposure to the domestic motorcycle market, as well as banking and commodities.

Portfolio Management:

Aberdeen Asia Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Please read the prospectus for more detailed information regarding these risks.

Annual Report 2010

14

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (Unaudited)

Average Annual Total Return (For Periods ended October 31, 2010)		Inception[1]
Institutional Service Class[2]	w/o SC	18.10%
Institutional Class[2]	w/o SC	18.20%

1	Fund commenced operations on November 16, 2009.
2	Not subject to any sales charges.

2010 Annual Report

15

Aberdeen Asia-Pacific (ex-Japan) Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index is a capitalization weighted index maintained by Morgan Stanley Capital International that monitors the performance of stocks from the Asia Pacific region excluding the country of Japan. As of July 31, 2009, the members of the MSCI AC Asia Pacific ex Japan index were: Australia; China; Hong Kong; India; Indonesia; Korea; Malaysia; New Zealand; Philippines; Singapore; Taiwan; and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Common Stocks	92.9%
Preferred Stocks	3.8%
Repurchase Agreement	3.0%
Rights	0.1%
Other assets in excess of liabilities	0.2%
100.0%

Top Industries
Commercial Banks	20.0%
Real Estate Management & Development	11.9%
Semiconductors & Semiconductor Equipment	8.5%
Metals & Mining	6.8%
Oil, Gas & Consumable Fuels	5.5%
Insurance	5.1%
Wireless Telecommunication Services	4.7%
Food & Staples Retailing	3.8%
Industrial Conglomerates	3.8%
Information Technology Services	3.4%
Other	26.5%
100.0%

Top Holdings*
Oversea-Chinese Banking Corp. Ltd.	4.5%
Rio Tinto PLC	4.3%
Jardine Strategic Holdings Ltd.	3.8%
Standard Chartered PLC	3.8%
QBE Insurance Group Ltd.	3.7%
Swire Pacific Ltd., Class A	3.4%
Housing Development Finance Corp.	3.4%
Singapore Technologies Engineering Ltd.	3.1%
United Overseas Bank Ltd.	3.1%
City Developments Ltd.	3.0%
Other	63.9%
100.0%

Top Countries
Singapore	19.5%
Hong Kong	18.5%
India	14.2%
United Kingdom	10.7%
Republic of South Korea	6.3%
China	5.5%
Thailand	5.1%
Australia	4.9%
Taiwan	4.9%
Malaysia	4.1%
Other	6.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2010

16

Statement of Investments

October 31, 2010

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.9%)
AUSTRALIA (4.9%)
Food & Staples Retailing (1.2%)
Woolworths Ltd. (a)	$152,556	$4,235,098
Insurance (3.7%)
QBE Insurance Group Ltd. (a)	781,711	13,148,853
		17,383,951
CHINA (5.5%)
Oil, Gas & Consumable Fuels (2.7%)
PetroChina Co. Ltd. (a)	7,850,000	9,642,406
Wireless Telecommunication Services (2.8%)
China Mobile Ltd. (a)	949,500	9,696,591
		19,338,997
HONG KONG (18.5%)
Commercial Banks (1.8%)
Dah Sing Banking Group Ltd. (a)	1,161,200	1,988,450
Wing Hang Bank Ltd. (a)	360,500	4,213,604
		6,202,054
Distributors (0.5%)
Li & Fung Ltd. (a)	366,000	1,933,172
Food & Staples Retailing (1.3%)
Dairy Farm International Holdings Ltd. (a)	612,000	4,773,600
Industrial Conglomerates (3.8%)
Jardine Strategic Holdings Ltd. (a)	515,500	13,507,664
Insurance (1.4%)
AIA Group Ltd.*	1,630,400	4,858,860
Real Estate Management & Development (8.0%)
Hang Lung Group Ltd. (a)	734,000	4,885,686
Hang Lung Properties Ltd. (a)	1,077,000	5,262,181
Sun Hung Kai Properties Ltd. (a)	344,000	5,895,257
Swire Pacific Ltd., Class A (a)	857,000	12,176,289
		28,219,413
Semiconductors & Semiconductor Equipment (1.7%)
ASM Pacific Technology Ltd. (a)	662,300	6,005,882
		65,500,645
INDIA (14.2%)
Automobiles (2.0%)
Hero Honda Motors Ltd. (a)	167,000	7,008,228
Chemicals (0.6%)
Grasim Industries Ltd. (a)	42,024	2,121,869
Grasim Industries Ltd. GDR, Registered Shares (a) (b)	580	29,377
		2,151,246
Commercial Banks (1.2%)
ICICI Bank Ltd. (a)	111,200	2,930,558
ICICI Bank Ltd. ADR	26,800	1,409,144
		4,339,702

	Shares or Principal Amount	Value
Construction Materials (0.9%)
Ambuja Cements Ltd. (a)	$600,000	$1,912,114
Ultratech Cement Ltd. (a)	42,142	1,041,460
Ultratech Cement Ltd. GDR, Registered Shares	165	8,170
		2,961,744
Household Products (1.1%)
Hindustan Unilever Ltd. (a)	600,770	3,997,603
Information Technology Services (3.4%)
Infosys Technologies Ltd. (a)	133,250	8,921,773
Infosys Technologies Ltd. ADR	46,390	3,128,542
		12,050,315
Pharmaceuticals (1.6%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	113,730	5,719,497
Thrifts & Mortgage Finance (3.4%)
Housing Development Finance Corp. (a)	769,000	11,900,438
		50,128,773
INDONESIA (1.2%)
Household Products (1.2%)
PT Unilever Indonesia Tbk (a)	2,223,000	4,353,954
MALAYSIA (4.1%)
Commercial Banks (3.3%)
CIMB Group Holdings Bhd (a)	2,077,000	5,546,615
Public Bank Bhd (Foreign Mkt) (a)	1,445,500	5,927,874
		11,474,489
Tobacco (0.8%)
British American Tobacco Bhd (a)	194,500	2,909,811
		14,384,300
PHILIPPINES (1.9%)
Commercial Banks (1.0%)
Bank of the Philippine Islands (a)	2,673,462	3,647,469
Real Estate Management & Development (0.9%)
Ayala Land, Inc. (a)	8,102,700	3,159,154
		6,806,623
REPUBLIC OF SOUTH KOREA (2.5%)
Commercial Banks (1.2%)
Busan Bank (a)	208,460	2,597,330
Daegu Bank Ltd. (a)	127,520	1,673,165
		4,270,495
Food & Staples Retailing (1.3%)
Shinsegae Co. Ltd. (a)	9,170	4,648,737
		8,919,232
SINGAPORE (19.5%)
Aerospace & Defense (3.1%)
Singapore Technologies Engineering Ltd. (a)	4,312,000	11,055,781

See accompanying notes to financial statements.

2010 Annual Report

17

Statement of Investments (concluded)

October 31, 2010

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

	Shares or Principal Amount	Value
Airlines (1.4%)
Singapore Airlines Ltd. (a)	$406,000	$4,963,242
Commercial Banks (7.6%)
Oversea-Chinese Banking Corp. Ltd. (a)	2,266,972	15,835,718
United Overseas Bank Ltd. (a)	760,796	10,981,261
		26,816,979
Diversified Telecommunication Services (3.2%)
Singapore Telecommunications Ltd. (a)	4,783,000	11,443,660
Electronic Equipment, Instruments & Components (1.2%)
Venture Corp. Ltd. (a)	601,000	4,216,427
Real Estate Management & Development (3.0%)
City Developments Ltd. (a)	1,083,000	10,686,511
		69,182,600
TAIWAN (4.9%)
Semiconductors & Semiconductor Equipment (3.0%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	3,859,000	7,939,163
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	247,700	2,702,407
		10,641,570
Wireless Telecommunication Services (1.9%)
Taiwan Mobile Co. Ltd. (a)	3,020,000	6,732,400
		17,373,970
THAILAND (5.1%)
Construction Materials (2.3%)
Siam Cement PCL, Foreign Shares (a)	738,100	8,120,657
Oil, Gas & Consumable Fuels (2.8%)
PTT Exploration & Production PCL, Foreign Shares (a)	1,754,000	10,033,214
		18,153,871
UNITED KINGDOM (10.6%)
Commercial Banks (3.8%)
Standard Chartered PLC (a)	461,327	13,343,820
Metals & Mining (6.8%)
BHP Billiton PLC (a)	248,073	8,787,981
Rio Tinto PLC (a)	234,440	15,226,940
		24,014,921
		37,358,741
Total Common Stocks		328,885,657

	Shares or Principal Amount	Value
PREFERRED STOCKS (3.8%)
REPUBLIC OF SOUTH KOREA (3.8%)
Semiconductors & Semiconductor Equipment (3.8%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares (a) (c)	$14,183	$3,474,932
Samsung Electronics Co. Ltd., Preferred Shares (a)	19,900	9,778,560
		13,253,492
Total Preferred Stocks		13,253,492
RIGHTS (0.1%)
UNITED KINGDOM (0.1%)
Commercial Banks (0.1%)
Standard Chartered PLC*	57,665	485,560
Total Rights		485,560
REPURCHASE AGREEMENT (3.0%)
UNITED STATES (3.0%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $10,827,099, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $11,044,598	$10,827,000	10,827,000
Total Repurchase Agreement		10,827,000
Total Investments (Cost $302,720,963) (d)—99.8%		353,451,709

Other assets in excess of liabilities—0.2%		621,687
Net Assets—100.0%		$354,073,396

*	Non income-producing security.
(a)	Fair Valued Security. Fair values are determined pursuant to procedures approved by the Board of Trustees.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of October 31, 2010. (unaudited)
(c)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2010

18

Aberdeen Emerging Markets Institutional Fund (Unaudited)

The Aberdeen Emerging Markets Institutional Fund (Institutional shares) returned 33.20% for the annual period ended October 31, 2010, versus 23.89% for its benchmark, MSCI Emerging Markets Index.

A strong recovery in key economies, coupled with a notable improvement in corporate results, buoyed emerging equities over the year under review. There were intermittent sell-offs amid renewed concerns over the Eurozone’s debt crisis and China’s aggressive monetary policy tightening to cool overheating asset prices. But flush liquidity in search of high-yielding assets helped emerging markets make impressive gains over the reporting period, outperforming their developed-market peers. The market rebound was led by the Europe, Middle East and Africa (EMEA) region, where economic strength and optimism over Europe’s banking sector stress tests outweighed worries that fiscally-challenged European economies might default on their debts. Latin America also performed well, boosted further by the U.S. Federal Reserve’s readiness to implement a second round of quantitative easing to support the economic recovery.

The key contributors to the Fund’s relative return among individual stock positions were Indonesian conglomerate Astra International; South African general merchandise retailer Massmart, and Thai industrial conglomerate Siam Cement. Astra International rallied on hopes of continued robust domestic expansion. Massmart was aided by good earnings results on the back of improved consumer spending, while U.S.-based Wal-Mart’s preliminary takeover offer also boosted its share price. Finally, Siam Cement posted robust earnings driven by broad strength in the Thai economy. Towards the end of the review period, shares of the company were also bolstered by news that Thai lawmakers will allow most projects in the Map Ta Phut industrial park to resume operations, after they were halted on environmental concerns.

The biggest detractor to the Fund’s relative performance was our holding in PetroChina. Earnings results for the Chinese energy company have disappointed because of a tax levy and weaker trading conditions in its downstream businesses. In Russia, Lukoil underperformed versus its peers despite its decision to buy back its own shares from ConocoPhillips. Additionally, China Mobile’s shares were dragged down by fierce competition following industry reform. To its credit, however, the telecom remains the country’s largest–and most profitable–mobile phone operator. We maintain our holdings in all three companies.

We initiated positions in Poland’s Bank Pekao, as we feel that it has quality management, good growth prospects and a decent valuation, and AIA, a leading life insurance group with a strong presence in Asia. We also subscribed to Petrobras’ US$67 billion share offering, which was well received by the market. The Brazilian oil company will use part of the proceeds as payment to the government for offshore oil fields, and the remainder for future investments.

The Fund’s largest individual stock holdings at the end of the reporting period were Vale SA, China Mobile, and Samsung Electronics. Brazilian mining company Vale is the world’s lowest-cost iron ore producer and, in recent years, has made acquisitions to diversify its asset base. We feel that the company will stand to gain from the growing demand for commodities over the long term. We remain optimistic about China Mobile’s prospects, given its excellent infrastructure and plans to grow by offering more value-added services and tapping the vast rural market. Samsung Electronics is a leading Korean semiconductor company which is also a major player in mobile phones and TFT-LCDs. It has a strong competitive position across each of its three business segments.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate and credit risks. The Fund invests in foreign securities. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in developing market counties.

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Please read the prospectus for more detailed information regarding these risks.

2010 Annual Report

19

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	Inception[2]
Institutional Service Class[3,4]	w/o SC	33.40%	13.33%
Institutional Class[4]	w/o SC	33.20%	13.28%

1	Returns presented for the Fund for periods prior to November 24, 2009 reflect the performance of the predecessor fund, the Aberdeen Emerging Markets Fund, a series of The Advisor’s Inner Circle Fund II (the “Advisor’s Predecessor Fund”). The Fund has adopted the performance of the Advisor’s Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the Advisor’s Predecessor Fund. The Fund and the Advisor’s Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 12, 2007.
3	Returns before the first offering of the Institutional Service Class shares (November 24, 2009) are based on the previous performance of Institutional Class shares. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of Institutional Service Class shares.
4	Not subject to any sales charges.

Annual Report 2010

20

Aberdeen Emerging Markets Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Institutional Fund, Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks of emerging-country markets. The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Common Stocks	79.4%
Preferred Stocks	16.8%
Repurchase Agreement	3.3%
Rights	0.1%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Commercial Banks	20.3%
Oil, Gas & Consumable Fuels	13.4%
Semiconductors & Semiconductor Equipment	7.3%
Real Estate Management & Development	7.3%
Food & Staples Retailing	6.7%
Wireless Telecommunication Services	6.1%
Automobiles	4.1%
Pharmaceuticals	4.1%
Metals & Mining	3.9%
Construction Materials	3.1%
Other	23.7%
100.0%

Top Holdings*
Vale SA ADR, Preferred Shares	3.9%
China Mobile Ltd.	3.9%
Samsung Electronics Co. Ltd., Preferred Shares	3.8%
Petroleo Brasileiro SA ADR, Preferred Shares	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Banco Bradesco SA ADR, Preferred Shares	3.1%
PetroChina Co. Ltd.	2.9%
Akbank T.A.S.	2.9%
Fomento Economico Mexicano SAB de CV ADR	2.8%
Massmart Holdings Ltd.	2.7%
Other	66.8%
100.0%

Top Countries
Brazil	17.5%
India	12.7%
Mexico	7.3%
China	6.8%
Hong Kong	6.1%
Republic of South Korea	5.4%
South Africa	4.8%
Taiwan	4.7%
Turkey	4.5%
Thailand	4.4%
Other	25.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2010 Annual Report

21

Statement of Investments

October 31, 2010

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (79.4%)
BRAZIL (4.5%)
Multiline Retail (1.6%)
Lojas Renner SA	$1,171,000	$46,280,774
Real Estate Management & Development (1.2%)
Multiplan Empreendimentos Imobiliarios SA	1,512,484	34,692,040
Tobacco (1.7%)
Souza Cruz SA	933,000	47,964,201
		128,937,015
CHILE (2.0%)
Commercial Banks (2.0%)
Banco Santander Chile ADR	612,000	56,695,680
CHINA (6.8%)
Oil, Gas & Consumable Fuels (2.9%)
PetroChina Co. Ltd. (a)	68,830,000	84,546,088
Wireless Telecommunication Services (3.9%)
China Mobile Ltd. (a)	10,974,500	112,075,029
		196,621,117
HONG KONG (6.1%)
Insurance (1.1%)
AIA Group Ltd.*	10,838,400	32,300,215
Real Estate Management & Development (5.0%)
Hang Lung Group Ltd. (a)	10,380,000	69,091,858
Swire Pacific Ltd., Class A (a)	3,815,000	54,203,667
Swire Pacific Ltd., Class B (a)	7,405,000	19,659,197
		142,954,722
		175,254,937
HUNGARY (2.7%)
Hotels, Restaurants & Leisure (0.0%)
Danubius Hotel and SpA PLC* (a)	2,039	38,091
Pharmaceuticals (2.7%)
Richter Gedeon Nyrt. (a)	284,000	67,678,780
Richter Gedeon Nyrt. GDR (a)(b)	41,000	9,641,910
		77,320,690
		77,358,781
INDIA (12.7%)
Automobiles (1.7%)
Hero Honda Motors Ltd. (a)	1,185,315	49,742,260
Chemicals (1.0%)
Grasim Industries Ltd. (a)	545,630	27,549,863
Commercial Banks (1.4%)
ICICI Bank Ltd. (a)	1,550,000	40,848,607
ICICI Bank Ltd. ADR	1,100	57,838
		40,906,445
Construction Materials (0.7%)
Ultratech Cement Ltd. (a)	808,217	19,973,551

	Shares or Principal Amount	Value
Household Products (1.2%)
Hindustan Unilever Ltd. (a)	$5,000,000	$33,270,657
Information Technology Services (2.4%)
Infosys Technologies Ltd. (a)	1,045,955	70,032,072
Pharmaceuticals (0.8%)
GlaxoSmithKline Pharmaceuticals Ltd. (a)	479,356	24,106,877
Thrifts & Mortgage Finance (2.5%)
Housing Development Finance Corp. (a)	4,650,000	71,959,733
Wireless Telecommunication Services (1.0%)
Bharti Airtel Ltd. (a)	3,900,000	28,730,888
		366,272,346
INDONESIA (2.4%)
Automobiles (2.4%)
PT Astra International Tbk (a)	10,701,500	68,517,530
ISRAEL (1.4%)
Pharmaceuticals (0.5%)
Teva Pharmaceutical Industries Ltd. ADR	312,322	16,209,512
Software (0.9%)
CheckPoint Software Technologies Ltd.*	587,000	25,094,250
		41,303,762
ITALY (1.9%)
Energy Equipment & Services (1.9%)
Tenaris SA ADR	1,359,100	56,307,513
MALAYSIA (2.9%)
Commercial Banks (2.9%)
CIMB Group Holdings Bhd (a)	22,945,300	61,275,278
Public Bank Bhd (Foreign Mkt) (a)	5,631,400	23,093,898
		84,369,176
MEXICO (7.3%)
Beverages (2.8%)
Fomento Economico Mexicano SAB de CV ADR	1,475,000	80,992,250
Commercial Banks (2.6%)
Grupo Financiero Banorte SAB de CV	17,491,200	74,834,799
Food & Staples Retailing (1.0%)
Organizacion Soriana SAB de CV, Class B	9,853,779	30,013,008
Household Durables (0.1%)
Consorcio ARA SAB de CV	3,467,000	2,204,078
Transportation Infrastructure (0.8%)
Grupo Aeroportuario del Sureste SAB de CV ADR, B Shares	461,015	23,235,156
		211,279,291
PHILIPPINES (2.2%)
Commercial Banks (1.1%)
Bank of the Philippine Islands (a)	23,688,437	32,318,707

See accompanying notes to financial statements.

Annual Report 2010

22

Statement of Investments (concluded)

October 31, 2010

Aberdeen Emerging Markets Institutional Fund

	Shares or Principal Amount	Value
Real Estate Management & Development (1.1%)
Ayala Land, Inc. (a)	$81,752,000	$31,874,213
		64,192,920
POLAND (1.6%)
Commercial Banks (1.6%)
Bank Pekao SA (a)	692,000	45,168,290
REPUBLIC OF SOUTH KOREA (1.6%)
Commercial Banks (0.2%)
Busan Bank (a)	232,010	2,890,754
Daegu Bank Ltd. (a)	155,190	2,036,218
		4,926,972
Food & Staples Retailing (1.4%)
Shinsegae Co. Ltd. (a)	79,100	40,099,790
		45,026,762
RUSSIA (2.6%)
Oil, Gas & Consumable Fuels (2.6%)
LUKOIL OAO ADR	1,323,000	73,889,550
SOUTH AFRICA (4.8%)
Food & Staples Retailing (2.7%)
Massmart Holdings Ltd. (a)	3,830,958	78,010,166
Specialty Retail (2.1%)
Truworths International Ltd. (a)	6,315,000	62,315,526
		140,325,692
TAIWAN (4.7%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	48,969,809	100,746,121
Wireless Telecommunication Services (1.2%)
Taiwan Mobile Co. Ltd. (a)	16,418,062	36,600,321
		137,346,442
THAILAND (4.4%)
Construction Materials (2.4%)
Siam Cement PCL, Foreign Shares (a)	6,371,000	70,094,436
Oil, Gas & Consumable Fuels (2.0%)
PTT Exploration & Production PCL, Foreign Shares (a)	10,077,200	57,643,506
		127,737,942
TURKEY (4.5%)
Commercial Banks (2.9%)
Akbank T.A.S. (a)	13,541,333	83,940,564
Food & Staples Retailing (1.6%)
BIM Birlesik Magazalar A.S. (a)	1,351,464	46,385,177
		130,325,741

	Shares or Principal Amount	Value
UNITED KINGDOM (2.3%)
Commercial Banks (2.3%)
Standard Chartered PLC* (a)	$2,295,000	$66,382,560
Total Common Stocks		2,293,313,047
PREFERRED STOCKS (16.8%)
BRAZIL (13.0%)
Commercial Banks (3.2%)
Banco Bradesco SA ADR, Preferred Shares	4,352,180	90,525,344
Metals & Mining (3.9%)
Vale SA ADR, Preferred Shares	3,927,000	112,822,710
Oil, Gas & Consumable Fuels (5.9%)
Petroleo Brasileiro SA ADR, Preferred Shares	3,390,000	105,734,100
Ultrapar Participacoes SA, Preferred Shares	1,079,000	65,553,549
		171,287,649
		374,635,703
REPUBLIC OF SOUTH KOREA (3.8%)
Semiconductors & Semiconductor Equipment (3.8%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	224,993	110,558,166
Total Preferred Stocks		485,193,869
RIGHTS (0.1%)
UNITED KINGDOM (0.1%)
Commercial Banks (0.1%)
Standard Chartered PLC*	268,750	2,262,970
Total Rights		2,262,970
REPURCHASE AGREEMENT (3.3%)
UNITED STATES (3.3%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $96,101,881, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $98,025,506	$96,101,000	96,101,000
Total Repurchase Agreement		96,101,000
Total Investments (Cost $2,186,603,207) (c)—99.6%		2,876,870,886

Other assets in excess of liabilities—0.4%		11,830,663
Net Assets—100.0%		$2,888,701,549

*	Non income-producing security.
(a)	Fair Valued Security. Fair values are determined pursuant to procedures approved by the Board of Trustees.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.3% of net assets as of October 31, 2010. (unaudited)
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2010 Annual Report

23

Aberdeen International Equity Institutional Fund (Unaudited)

Effective July 12, 2010, the Fund adopted the performance of the International Stock Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Returns prior to commencement of operations of the Institutional Service Class and Institutional Class shares of the Fund on July 12, 2010 are based on the previous performance of the Class A and Class Y shares, respectively, of the Predecessor Fund.

The Aberdeen International Equity Institutional Fund (Institutional shares) returned 10.77% for the annual period ended October 31, 2010, versus 12.62% for its benchmark, MSCI All Country World ex U.S. Index.

International stock markets rose during the annual period on optimism over the economic recovery. Emerging markets outperformed their developed counterparts, reflecting what we believe to be stronger growth prospects. China, India and Brazil remained well-supported by domestic demand; significantly, second-quarter data showed China overtaking Japan as the world’s second-largest economy. In contrast, developed economies remained sluggish, even though fiscal stimulus programs initially boosted consumer spending. Share prices were pressured for a time by Europe’s fiscal woes, following credit downgrades for Greece, Spain and Portugal. Towards the end of the period, relief over the banking sector stress tests and rising expectations that the U.S. Federal Reserve would implement a second round of quantitative easing lifted sentiment.

At the stock level, the primary detractors from Fund performance included Dutch electronics manufacturer Philips Electronics; Swedish telecommunications equipment company Ericsson; and Tenaris, a Luxembourg-based energy equipment manufacturer. Philips Electronics underperformed after it warned that upcoming fourth-quarter sales may fall below expectations. Shares of Ericsson fell after the company’s second-quarter sales failed to meet market expectations. Finally, Tenaris was hampered by falling gas pipe prices as the U.S. gas market remained weak.

Our holding in UK industrial pumps manufacturer Weir Group contributed the most to the Fund’s relative return after it raised revenue expectations for the full year of 2010, thanks to increased demand for oil and gas. The company also gained membership into the FTSE 100 Index. Japanese robotics manufacturer Fanuc posted gains as investors were heartened by full-year earnings results that were buoyed by the rebound in regional industrial demand. Finally, Adidas, a German producer of sportswear and sports equipment, benefited from improving profit margins and better sales in developing markets, particularly China.

After Aberdeen Asset Management assumed management on July 12, 2010, we began to reposition the portfolio in adherence to Aberdeen’s investment philosophy. In our bottom-up, fundamental approach, stock selection is the major source of outperformance. Our portfolios are generally conservatively managed, with an emphasis on a traditional buy-and-hold strategy, where we trim or add to existing holdings more often than we establish new positions. Portfolio construction is often a matter of ensuring diversification, which typically guides our sector weights, and reducing correlation—that is, we seek to establish new positions in securities that do not perform in lockstep with our existing holdings. Notable transactions during the period included the sale of our holding in China’s Ping An Insurance after the suspension on trading its shares was lifted in September, and the reduction of our position in Spanish multi-lines insurer Mapfre on concerns about the Spanish economy. We took advantage of rising markets to trim our positions in global miner Rio Tinto, Singapore property developer City Developments, and UK industrial pumps specialist Weir Group. Conversely, we added to our holding in Swiss food group Nestle. We believe that its strong global brands and management’s success at growing revenue and margins make the company an attractive long-term investment. We also subscribed to Petrobras’ share offering; the oil and gas company will use the proceeds to fund expansion plans.

The Fund’s largest absolute exposures at the end of the period included Vodafone Group, ENI SpA and Taiwan Semiconductor Manufacturing Co. (TSMC). Vodafone is a UK-based mobile phone operator with a diversified geographical business. We like its robust balance sheet and cash-flow generation, which may be further boosted should subsidiary Verizon Wireless resume dividend payments. ENI is a well-diversified oil and gas company, with operations mainly in North Africa and Europe. It has a 50% stake in Snam Rete Gas, which owns the largest natural gas pipeline system in Italy. In our view, ENI is one of the least expensive oil and gas companies in the sector. TSMC, the world’s largest dedicated semiconductor foundry and the lowest-cost producer in the industry, has a cash-rich balance sheet and attractive dividend yield.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Returns prior to 7/12/10 reflect the performance of a predecessor fund, the International Stock Fund, a series of Pacific Capital Funds. Please consult the Fund’s prospectus for more detail. Total returns assume the reinvestment of all distributions. Total returns may reflect a waiver of part of the Fund’s fees for certain periods since inception, without which returns would have been lower.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Annual Report 2010

24

Aberdeen International Equity Institutional Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in developing market countries.

Please read the prospectus for more detailed information regarding these risks.

2010 Annual Report

25

Aberdeen International Equity Institutional Fund (Unaudited)

Average Annual Total Return[1] (For Periods ended October 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Institutional Service Class[3,4]	w/o SC	10.48%	4.26%	0.73%
Institutional Class[2,4]	w/o SC	10.77%	4.48%	1.02%

1	Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Pacific Capital International Stock Fund (the “International Stock Predecessor Fund”), a series of the Pacific Capital Funds. The Fund has adopted the performance of the International Stock Predecessor Fund as the result of a reorganization in which the Fund acquired all the assets, subject to the liabilities, of the International Stock Predecessor Fund. The Fund and the International Stock Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Institutional Class shares acquired the assets of the Class Y shares of the International Stock Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class Y shares of the International Stock Predecessor Fund.
3	Institutional Service Class shares acquired the assets of the Class A, Class B, and Class C shares of the International Stock Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class A shares of the International Stock Predecessor Fund.
4	Not subject to any sales charges.

Annual Report 2010

26

Aberdeen International Equity Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2010)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen International Equity Institutional Fund, the Morgan Stanley Capital International (MSCI) All Country World ex U.S Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2010. The MSCI All Country World ex U.S. Index is an unmanaged, free float-adjusted market capitalization-weighted index that measures the performance of the stocks of companies in all countries except the United States. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets) (Unaudited)

October 31, 2010

Asset Allocation
Common Stocks	91.9%
Preferred Stocks	5.1%
Repurchase Agreement	1.1%
Rights	0.1%
Other assets in excess of liabilities	1.8%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	10.1%
Commercial Banks	9.5%
Pharmaceuticals	9.5%
Insurance	8.1%
Semiconductors & Semiconductor Equipment	6.4%
Real Estate Management & Development	6.0%
Wireless Telecommunication Services	5.9%
Metals & Mining	4.8%
Machinery	4.4%
Tobacco	3.4%
Other	31.9%
100.0%

Top Holdings*
Vodafone Group PLC	4.6%
Eni SpA	4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Novartis AG	3.5%
British American Tobacco PLC	3.4%
Zurich Financial Services AG	3.4%
QBE Insurance Group Ltd.	3.3%
Tenaris SA ADR	3.2%
Takeda Pharmaceutical Co. Ltd.	3.2%
Adidas AG	2.9%
Other	65.0%
100.0%

Top Countries
United Kingdom	21.2%
Switzerland	12.0%
Japan	11.8%
Italy	7.2%
Germany	7.0%
Singapore	5.3%
Brazil	4.6%
Sweden	4.1%
Taiwan	3.5%
China	3.3%
Other	20.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2010 Annual Report

27

Statement of Investments

October 31, 2010

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.9%)
AUSTRALIA (3.3%)
Insurance (3.3%)
QBE Insurance Group Ltd. (a)	$335,300	$5,639,949
CANADA (1.9%)
Road & Rail (1.9%)
Canadian National Railway Co.	48,700	3,154,350
CHINA (3.3%)
Oil, Gas & Consumable Fuels (2.0%)
PetroChina Co. Ltd. (a)	2,764,000	3,395,110
Wireless Telecommunication Services (1.3%)
China Mobile Ltd. (a)	219,827	2,244,942
		5,640,052
FRANCE (3.1%)
Electrical Equipment (2.1%)
Schneider Electric SA (a)	24,900	3,537,814
Food & Staples Retailing (1.0%)
Casino Guichard-Perrachon SA (a)	17,400	1,637,003
		5,174,817
GERMANY (7.0%)
Electric Utilities (2.9%)
E.ON AG (a)	156,600	4,901,624
Food & Staples Retailing (1.2%)
Metro AG (a)	28,400	1,990,148
Textiles, Apparel & Luxury Goods (2.9%)
Adidas AG (a)	76,200	4,963,041
		11,854,813
HONG KONG (2.6%)
Real Estate Management & Development (2.6%)
Swire Pacific Ltd., Class A (a)	306,500	4,354,764
ITALY (7.2%)
Energy Equipment & Services (3.2%)
Tenaris SA ADR	130,800	5,419,044
Oil, Gas & Consumable Fuels (4.0%)
Eni SpA (a)	299,100	6,734,934
		12,153,978
JAPAN (11.8%)
Chemicals (1.9%)
Shin-Etsu Chemical Co. Ltd. (a)	63,731	3,222,622
Machinery (2.9%)
Fanuc Ltd. (a)	33,800	4,893,215
Office Electronics (2.4%)
Canon, Inc. (a)	90,249	4,154,457
Pharmaceuticals (3.2%)
Takeda Pharmaceutical Co. Ltd. (a)	114,055	5,346,468

	Shares or Principal Amount	Value
Real Estate Management & Development (1.4%)
Daito Trust Construction Co. Ltd. (a)	$37,900	$2,291,834
		19,908,596
NETHERLANDS (1.9%)
Industrial Conglomerates (1.9%)
Koninklijke Philips Electronics NV (a)	103,400	3,153,939
REPUBLIC OF SOUTH KOREA (2.4%)
Semiconductors & Semiconductor Equipment (2.4%)
Samsung Electronics Co. Ltd., GDR (b)	4,600	1,127,000
Samsung Electronics Co. Ltd., GDR	12,151	2,985,783
		4,112,783
SINGAPORE (5.3%)
Commercial Banks (1.9%)
Oversea-Chinese Banking Corp. Ltd. (a)	461,675	3,224,987
Diversified Telecommunication Services (1.4%)
Singapore Telecommunications Ltd. (a)	1,012,000	2,416,630
Real Estate Management & Development (2.0%)
City Developments Ltd. (a)	346,000	3,414,158
		9,055,775
SPAIN (1.4%)
Insurance (1.4%)
Mapfre SA (a)	726,500	2,414,122
SWEDEN (4.1%)
Commercial Banks (2.1%)
Nordea Bank AB (a)	333,100	3,667,647
Communications Equipment (2.0%)
Telefonaktiebolaget LM Ericsson, Class B (a)	303,200	3,334,469
		7,002,116
SWITZERLAND (12.0%)
Food Products (2.3%)
Nestle SA (a)	73,000	3,998,536
Insurance (3.4%)
Zurich Financial Services AG (a)	23,500	5,750,855
Pharmaceuticals (6.3%)
Novartis AG (a)	101,300	5,869,595
Roche Holding AG (a)	32,600	4,787,446
		10,657,041
		20,406,432
TAIWAN (3.5%)
Semiconductors & Semiconductor Equipment (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,873,000	5,910,654
UNITED KINGDOM (21.1%)
Commercial Banks (2.8%)
Standard Chartered PLC (a)	163,700	4,735,000

See accompanying notes to financial statements.

Annual Report 2010

28

Statement of Investments (concluded)

October 31, 2010

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
Machinery (1.5%)
Weir Group PLC (The) (a)	$100,700	$2,513,335
Metals & Mining (4.8%)
BHP Billiton PLC (a)	106,700	3,779,846
Rio Tinto PLC (a)	66,100	4,293,212
		8,073,058
Multi-utilities (1.9%)
Centrica PLC (a)	610,000	3,245,853
Oil, Gas & Consumable Fuels (2.1%)
Royal Dutch Shell PLC, Class A (a)	108,500	3,521,176
Royal Dutch Shell PLC, Class A (a)	3,500	113,530
		3,634,706
Tobacco (3.4%)
British American Tobacco PLC (a)	153,000	5,828,733
Wireless Telecommunication Services (4.6%)
Vodafone Group PLC (a)	2,841,800	7,768,352
		35,799,037
Total Common Stocks		155,736,177
PREFERRED STOCKS (5.1%)
BRAZIL (4.6%)
Commercial Banks (2.6%)
Banco Bradesco SA ADR, Preferred Shares	215,050	4,473,040
Oil, Gas & Consumable Fuels (2.0%)
Petroleo Brasileiro SA ADR, Preferred Shares	105,424	3,288,174
		7,761,214
REPUBLIC OF SOUTH KOREA (0.5%)
Semiconductors & Semiconductor Equipment (0.5%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares (a)	3,600	882,025
Total Preferred Stocks		8,643,239

	Shares or Principal Amount	Value
RIGHTS (0.1%)
UNITED KINGDOM (0.1%)
Commercial Banks (0.1%)
Standard Chartered PLC*	$20,462	$172,297
Total Rights		172,297
REPURCHASE AGREEMENT (1.1%)
UNITED STATES (1.1%)
State Street Bank, 0.11%, dated 10/29/10, due 11/01/10, repurchase price $1,938,018, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $1,977,816	$1,938,000	1,938,000
Total Repurchase Agreement		1,938,000
Total Investments (Cost $144,133,325) (c)—98.2%		166,489,713

Other assets in excess of liabilities—1.8%		2,984,143
Net Assets—100.0%		$169,473,856

*	Non income-producing security.
(a)	Fair Valued Security. Fair values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund’s Board of Trustees.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2010 Annual Report

29

Statements of Assets and Liabilities

October 31, 2010

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
Assets:
Investments, at value	$491,841,288	$342,624,709	$2,780,769,886	$164,551,713
Repurchase agreements, at value	38,931,000	10,827,000	96,101,000	1,938,000

Total Investments	530,772,288	353,451,709	2,876,870,886	166,489,713

Cash	782	73,182	2	416
Cash collateral pledged for futures	2,202,110	–	–	–
Cash collateral pledged for swap contracts	1,680,000	–	–	–
Foreign currency, at value	583,204	3,190,530	17,832,872	2,197,771
Unrealized appreciation on forward foreign currency contracts	9,635,600	–	–	–
Unrealized appreciation on swap contracts	446,732	–	–	–
Interest and dividends receivable	6,531,585	348,719	3,537,835	850,993
Receivable for capital shares issued	970,194	980,741	32,002,279	199,131
Receivable for investments sold	1,257,664	28,535	6,741,270	99,512
Receivable from adviser	56,100	24,970	181,027	1,938
Prepaid expenses	26,309	26,169	68,967	16,250

Total Assets	554,162,568	358,124,555	2,937,235,138	169,855,724

Liabilities:
Unrealized depreciation on forward foreign currency contracts	6,239,388	15	1,352	12,760
Unrealized depreciation on swaps contracts	6,822,042	–	–	–
Payable for investments purchased	2,275,301	2,587,099	41,159,819	–
Payable for capital shares redeemed	331,420	77,075	317,085	126,300
Accrued foreign capital gains tax	–	900,949	4,082,066	–
Payable for variation margin on futures contracts	278,590	–	–	–
Accrued expenses and other payables:
Investment advisory fees	228,112	291,105	2,080,328	113,854
Administration fees	14,404	9,188	72,945	4,492
Fund accounting fees	27,389	20,390	460,565	12,971
Custodian fees	57,808	75,050	109,249	41,727
Transfer agent fees	23,865	15,856	15,388	25,836
Printing fees	16,434	12,506	14,429	7,843
Legal fees	48,392	18,132	164,945	7,214
Accrued expenses and other liabilities	65,309	43,794	55,418	28,871

Total liabilities	16,428,454	4,051,159	48,533,589	381,868

Net Assets	$537,734,114	$354,073,396	$2,888,701,549	$169,473,856

Cost:
Investments	$465,085,540	$291,893,963	$2,090,502,207	$142,195,325
Repurchase Agreements	38,931,000	10,827,000	96,101,000	1,938,000
Foreign currency	570,888	3,176,603	17,784,101	2,191,717

Represented by:
Capital	$500,512,615	$301,465,079	$2,195,180,422	$169,212,069
Accumulated net investment income	28,088,697	2,963,340	14,485,592	1,058,907
Accumulated net realized gain (loss) on investments and foreign currency transactions	(14,394,347)	(206,976)	(7,178,453)	(23,219,539)
Net unrealized appreciation on investments, swaps, futures, forwards and translation of assets and liabilities denominated in foreign currencies	23,527,149	49,851,953	686,213,988	22,422,419

Net Assets	$537,734,114	$354,073,396	$2,888,701,549	$169,473,856

Net Assets:
Institutional Service Class Shares	$1,654,088	$2,988,542	$145,837,183	$1,052,266
Institutional Class Shares	536,080,026	351,084,854	2,742,864,366	168,421,590

Total	$537,734,114	$354,073,396	$2,888,701,549	$169,473,856

Annual Report 2010

30

Statements of Assets and Liabilities (concluded)

October 31, 2010

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
Shares Outstanding (unlimited number of shares authorized):
Institutional Service Class Shares	144,561	253,014	10,207,397	83,844
Institutional Class Shares	46,852,975	29,710,481	192,124,220	13,424,314

Total	46,997,536	29,963,495	202,331,617	13,508,158

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Institutional Service Class Shares	$11.44	$11.81	$14.29	$12.55
Institutional Class Shares	$11.44	$11.82	$14.28	$12.55

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

31

Statements of Operations

	Aberdeen Asia Bond Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund	Aberdeen International Equity Institutional Fund
	For the Year Ended October 31, 2010	For the Period Ended October 31, 2010(a)	For the Year Ended October 31, 2010	For the Period Ended October 31, 2010(b)	For the Year Ended July 31, 2010
INVESTMENT INCOME:
Dividend income	$–	$4,844,889	$48,650,982	$1,085,244	$2,189,072
Interest income	18,998,962	4,206	40,212	1,752	6,448
Foreign tax withholding	(554,561)	(222,068)	(3,484,073)	(113,754)	(155,421)
Other income	8,652	83,255	95,203	178,343	–

	18,453,053	4,710,282	45,302,324	1,151,585	2,040,099

EXPENSES:
Investment advisory fees	2,038,214	1,357,130	15,424,899	318,062	962,688
Administration fees	118,943	41,512	534,619	13,376	84,313
Fund accounting fees	94,277	40,087	319,886	9,812	95,854
Transfer agent fees	49,953	67,410	70,833	8,274	70,156
Trustee fees	35,382	10,817	140,099	1,988	18,485
Legal fees	111,584	27,973	323,978	4,673	16,069
Distribution fees Institutional Service Class	–	–	–	–	6,788
Printing expense	16,203	44,811	15,658	3,156	14,227
Custodian fees	136,471	73,338	744,402	2,443	158,205
Administrative service fees Institutional Service Class	–	2	–	79	–
Registration and filing fees	51,632	51,688	120,467	14,503	21,538
Audit fees	106,504	28,322	32,565	23,294	–
Insurance expense	29,736	4,383	103,008	523	–
Other	104,232	24,948	130,462	125	67,170

Total expenses before reimbursed/waived expenses	2,893,131	1,772,421	17,960,876	400,308	1,515,493
Expenses reimbursed/waived by investment advisor	(241,501)	(90,599)	(1,664,469)	(22,707)	(101,297)

Net expenses	2,651,630	1,681,822	16,296,407	377,601	1,414,196

Net Investment Income	15,801,423	3,028,460	29,005,917	773,984	625,903

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain (loss) in investment transactions	14,253,940	191,353	3,222,198	776,903	(7,992,224)
Realized loss on swap contracts	(1,054,258)	–	–	–	–
Realized loss on futures transactions	(991,204)	–	–	–	–
Realized gain (loss) on foreign currency transactions	13,936,872	(61,325)	(1,742,394)	70,393	(60,976)

Net realized gain (loss) from investments, futures, swaps and foreign currency transactions	26,145,350	130,028	1,479,804	847,296	(8,053,200)

Net change in unrealized appreciation from investment transactions	31,488,014	47,965,857	517,984,859	14,707,378	12,419,301
Net change in unrealized appreciation/depreciation from swap contracts	(15,773,751)	–	–	–	–
Net change in unrealized appreciation from futures	469,776	–	–	–	–
Net change in unrealized appreciation/depreciation from foreign currency transactions	23,621	(878,793)	(4,068,534)	19,050	906

Net change in unrealized appreciation/depreciation from investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	16,207,660	47,087,064	513,916,325	14,726,428	12,420,207

Net realized/unrealized gain from investments, futures, swaps and foreign currency transactions	42,353,010	47,217,092	515,396,129	15,573,724	4,367,007

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$58,154,433	$50,245,552	$544,402,046	$16,347,708	$4,992,910

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period August 1, 2010 to October 31, 2010.

Amounts listed as “–“are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

32

Statements of Changes in Net Assets

	Aberdeen Asia Bond Institutional Fund		Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund
	Year Ended October 31, 2010	Year Ended October 31, 2009	Period Ended October 31, 2010(a)	Year Ended October 31, 2010		Year Ended October 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$15,801,423	$10,147,295	$3,028,460	$29,005,917		$9,293,565
Net realized gain (loss) on investments and foreign currency transactions	26,145,350	(20,308,976)	130,028	1,479,804		(7,688,046)
Net change in unrealized appreciation on investments, swaps, futures and translation of assets and liabilities denominated in foreign currencies	16,207,660	75,504,514	47,087,064	513,916,325		271,885,560

Change in net assets resulting from operations	58,154,433	65,342,833	50,245,552	544,402,046		273,491,079

Distributions to Shareholders From:
Net investment income:
Institutional Service Class(c)	(7,300)	–	–	(19	)(b)	–
Institutional Class(d)	(6,533,971)	–	–	(21,840,326)		(2,086,872)
Net realized gains:
Institutional Class(d)	–	–	–	–		(5,878,327)
Return of capital:
Institutional Class(d)	–	(8,678,602)	–	–		–

Change in net assets from shareholder distributions	(6,541,271)	(8,678,602)	–	(21,840,345)		(7,965,199)

Change in net assets from capital transactions	232,547,467	(81,490,630)	303,827,844	1,383,303,999		528,236,362

Change in net assets	284,160,629	(24,826,399)	354,073,396	1,905,865,700		793,762,242

Net Assets:
Beginning of Year	253,573,485	278,399,884	–	982,835,849		189,073,607

End of year	$537,734,114	$253,573,485	$354,073,396	$2,888,701,549		$982,835,849

Undistributed (distributions in excess of) net investment income	$28,088,697	$(3,006,068)	$2,963,340	$14,485,592		$9,062,412

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(c)	Formerly Class A shares.
(d)	Formerly Class Y shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

33

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund			Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009	Period Ended October 31, 2010(a)	Year Ended October 31, 2010		Year Ended October 31, 2009

CAPITAL TRANSACTIONS:
Institutional Service Class Shares(e)
Proceeds from shares issued	$1,609,400	(c)	$–	$8,761	$146,906,167	(b)	$–
Proceeds of shares issued in merger of Aberdeen Asia-Pacific (Ex-Japan) Equity Institutional Fund	–		–	2,652,212	–		–
Dividends reinvested	7,300	(c)	–	–	19	(b)	–
Cost of shares redeemed(d)	(7,286	)(c)	–	(72,015)	(849,758	)(b)	–

Total Institutional Service Class	1,609,414	(c)	–	2,588,958	146,056,428	(b)	–

Institutional Class Shares(f)
Proceeds from shares issued	$373,596,392		$212,513,705	$253,348,730	$1,413,363,539		$631,687,699
Proceeds of shares issued in merger of Aberdeen Asia-Pacific (Ex-Japan) Equity Institutional Fund	–		–	71,839,336	–		–
Dividends reinvested	6,418,408		6,637,127	–	16,595,602		5,889,567
Cost of shares redeemed(d)	(149,076,747)		(300,641,462)	(23,949,180)	(192,711,570)		(109,340,904)

Total Institutional Class	230,938,053		(81,490,630)	301,238,886	1,237,247,571		528,236,362

Change in net assets from capital stock transactions	$232,547,467		$(81,490,630)	$303,827,844	$1,383,303,999		$528,236,362

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(c)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(d)	Includes redemption fees, if any.
(e)	Formerly Class A shares.
(f)	Formerly Class Y shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

34

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Institutional Fund			Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Emerging Markets Institutional Fund
	Year Ended October 31, 2010		Year Ended October 31, 2009	Period Ended October 31, 2010(a)	Year Ended October 31, 2010		Year Ended October 31, 2009

SHARE TRANSACTIONS:
Institutional Service Class Shares(d)
Issued	144,559	(c)	–	859	10,268,149	(b)	–
Shares issued in merger of Aberdeen Asia-Pacific (Ex-Japan) Equity Institutional Fund	–		–	258,887	–		–
Reinvested	658	(c)	–	–	2	(b)	–
Redeemed	(656	)(c)	–	(6,732)	(60,754	)(b)	–

Total Institutional Service Class Shares	144,561	(c)	–	253,014	10,207,397	(b)	–

Institutional Class Shares(e)
Issued	34,942,575		23,342,644	24,918,281	116,491,867		73,945,683
Shares issued in merger of Aberdeen Asia-Pacific (Ex-Japan) Equity Institutional Fund	–		–	7,009,568	–		–
Reinvested	591,869		668,433	–	1,480,429		877,395
Redeemed	(13,942,606)		(33,831,907)	(2,217,368)	(15,861,955)		(12,601,354)

Total Institutional Class Shares	21,591,838		(9,820,830)	29,710,481	102,110,341		62,221,724

Total change in shares	21,736,399		(9,820,830)	29,963,495	112,317,738		62,221,724

(a)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.
(b)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(c)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(d)	Formerly Class A shares.
(e)	Formerly Class Y shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

35

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Institutional Fund
	Period Ended October 31, 2010(a)	Year Ended July 31, 2010	Year Ended July 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$773,984	$625,903	$903,442
Net realized gain (loss) on investments and foreign currency transactions	847,296	(8,053,200)	(45,609,416)
Net change in unrealized appreciation/depreciation from investments, swaps, futures and translation of assets and liabilities denominated in foreign currencies	14,726,428	12,420,207	(5,784,197)

Change in net assets resulting from operations	16,347,708	4,992,910	(50,490,171)

Distributions to Shareholders From:
Net investment income:
Institutional Service Class(c)	–	(2,050)	(3,375)
Institutional Class(d)	–	(442,682)	(437,376)
Net realized gains:
Class B(b)	–	–	(17,199)
Class C(b)	–	–	(67,080)
Institutional Service Class(c)	–	–	(228,207)
Institutional Class(d)	–	–	(20,315,206)
Return of capital:
Class B(b)	–	–	(63)
Class C(b)	–	–	(299)
Institutional Service Class(c)	–	–	(2,147)
Institutional Class(d)	–	–	(178,285)

Change in net assets from shareholder distributions	–	(444,732)	(21,249,237)

Change in net assets from capital transactions	20,228,425	47,592,444	(32,451,516)

Change in net assets	36,576,133	52,140,622	(104,190,924)

Net Assets:
Beginning of Year	132,897,723	80,757,101	184,948,025

End of year	$169,473,856	$132,897,723	$80,757,101

Undistributed (distributions in excess of) net investment income	$1,058,907	$(179,058)	$(244,504)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Effective July 12, 2010, Class B & Class C shares of the International Stock Predecessor Fund were exchanged for Institutional Service Class shares of the Fund.
(c)	Formerly Class A shares.
(d)	Formerly Class Y shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

36

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Institutional Fund
	Period Ended October 31, 2010(b)	Year Ended July 31, 2010	Year Ended July 31, 2009

CAPITAL TRANSACTIONS:
Class B Shares(c)
Proceeds from shares issued	$–	$1,844	$–
Dividends reinvested	–	–	14,365
Cost of shares redeemed	–	(35,402)	(71,619)
Cost of shares converted to Institutional Service Class shares	–	(488,323)	–

Total Class B	–	(521,881)	(57,254)

Class C Shares(c)
Proceeds from shares issued	$–	$13,233	$84,209
Dividends reinvested	–	–	67,380
Cost of shares redeemed	–	(217,091)	(225,783)
Cost of shares converted to Institutional Service Class shares	–	(1,225)	–

Total Class C	–	(205,083)	(74,194)

Institutional Service Class Shares(d)
Proceeds from shares issued	$4,647	$256,800	$321,788
Proceeds of shares converted from Class B and Class C shares	–	489,548	–
Proceeds of shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	300	–
Dividends reinvested	–	1,677	187,513
Cost of shares redeemed(a)	(25,619)	(638,200)	(321,376)

Total Institutional Service Class	(20,972)	110,125	187,925

Institutional Class Shares(e)
Proceeds from shares issued	$34,200,028	$43,317,458	$6,172,005
Proceeds of shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	33,952,539	–
Dividends reinvested	–	53,309	20,310,900
Cost of shares redeemed(a)	(13,950,631)	(29,114,023)	(58,990,898)

Total Institutional Class	20,249,397	48,209,283	(32,507,993)

Change in net assets from common stock transactions	$20,228,425	$47,592,444	$(32,451,516)

(a)	Includes redemption fees, if any.
(b)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(c)	Effective July 12, 2010, Class B & Class C shares of the International Stock Predecessor Fund were exchanged for Institutional Service Class shares of the Fund.
(d)	Formerly Class A shares.
(e)	Formerly Class Y shares.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

37

Statements of Changes in Net Assets (concluded)

	Aberdeen International Equity Institutional Fund
	Period Ended October 31, 2010(a)	Year Ended July 31, 2010	Year Ended July 31, 2009

SHARE TRANSACTIONS:
Class B Shares(b)
Issued	–	165	–
Reinvested	–	–	3,207
Redeemed	–	(3,019)	(9,973)
Redeemed in conversion to Institutional Service Class shares	–	(1,654)	–

Total Class B	–	(4,508)	(6,766)

Class C Shares(b)
Issued	–	1,170	16,249
Reinvested	–	–	15,074
Redeemed	–	(17,762)	(40,040)
Redeemed in conversion to Institutional Service Class shares	–	(1,328)	–

Total Class C	–	(17,920)	(8,717)

Institutional Service Class Shares(c)
Issued	408	22,202	33,747	(e)
Issued in conversion of Class B and Class C shares	–	2,982	–
Shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	92	–
Reinvested	–	154	22,918	(e)
Redeemed	(2,220)	(54,673)	(27,288	)(e)

Total Institutional Service Class Shares	(1,812)	(29,243)	29,377

Institutional Class Shares(d)
Issued	2,948,567	3,822,320	587,259	(e)
Shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	–	3,118,313	–
Reinvested	–	4,890	2,485,767	(e)
Redeemed	(1,178,369)	(2,579,112)	(5,359,618	)(e)

Total Institutional Class Shares	1,770,198	4,366,411	(2,286,592)

Total change in shares	1,768,386	4,314,740	(2,272,698)

(a)	The Fund changed its fiscal year end from July 31 to October 31. This column represents the period from August 1, 2010 to October 31, 2010.
(b)	Effective July 12, 2010, Class B & Class C shares of the International Stock Predecessor Fund were exchanged for Institutional Service Class shares of the Fund.
(c)	Formerly Class A shares.
(d)	Formerly Class Y shares.
(e)	Share amounts have been restated utilizing the conversion ratios in effect on the merger date of July 12, 2010.

Amounts listed as “–“ are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

38

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Institutional Service Class Shares
Period Ended October 31, 2010(g)	$10.36	$0.37	$0.86	$1.23	$(0.15)	$–	$–	$(0.15)	$11.44
Institutional Class Shares
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	–	(0.15)	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	10.04
Year Ended October 31, 2008	10.23	0.43	(2.41)	(1.98)	(0.17)	(0.01)	(0.13)	(0.31)	7.94
Period Ended October 31, 2007(h)	10.00	0.22	0.18	0.40	(0.17)	–	–	(0.17)	10.23

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as "–" are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

40

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

12.20%	$1,654	0.65%	4.02%	0.80%	42.77%

15.55%	536,080	0.65%	3.88%	0.71%	42.77%
30.73%	253,573	0.65%	4.10%	0.68%	83.54%
(19.87%)	278,400	0.61%	4.22%	0.61%	96.00%
4.05%	438,353	0.65%	4.41%	0.66%	18.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.
(h)	For the period from May 1, 2007 (commencement of operations) through October 31, 2007.

2010 Annual Report

41

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period (000's)
Institutional Service Class Shares
Period Ended October 31, 2010(g)	$10.00	$0.21	$1.60	$1.81	$11.81	18.10%	$2,989
Institutional Class Shares
Period Ended October 31, 2010(g)	10.00	0.23	1.59	1.82	11.82	18.20%	351,085

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

See accompanying notes to financial statements.

Annual Report 2010

42

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (concluded)

Ratios/Supplemental Data
Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d) (e)	Portfolio Turnover (f)

1.23%	1.94%	1.76%	1.15%

1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2010 Annual Report

43

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Institutional Service Class Shares
Period Ended October 31, 2010(g)	$11.65	$0.08	$2.78	$2.86	$(0.22)	$–	$(0.22)	$14.29
Institutional Class Shares
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	10.92
Year Ended October 31, 2008	12.67	0.19	(5.73)	(5.54)	(0.21)	(0.12)	(0.33)	6.80
Period Ended October 31, 2007(h)	10.00	0.07	2.60	2.67	–	–	–	12.67

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as "-" are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

44

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

25.04%	$145,837	0.95%	0.65%	1.04%	1.03%

33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%
65.59%	982,836	0.95%	1.90%	1.14%	9.00%
(44.80%)	189,074	0.95%	1.80%	1.19%	13.00%
26.70%	227,686	0.95%	1.29%	1.26%	4.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.
(h)	For the period from May 11, 2007 (commencement of operations) through October 31, 2007.

2010 Annual Report

45

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Institutional Service Class Shares(f)(g)
Period Ended October 31, 2010(h)	$11.32	$0.05	$1.18	$1.23	$–	$–	$–	$–	$12.55
Year Ended July 31, 2010(i)	10.86	0.03	0.45	0.48	(0.02)	–	–	(0.02)	11.32
Year Ended July 31, 2009(i)	19.21	0.10	(5.42)	(5.32)	(0.03)	(2.98)	(0.02)	(3.03)	10.86
Year Ended July 31, 2008(i)	22.75	0.20	(2.06)	(1.86)	(0.20)	(1.48)	–	(1.68)	19.21
Year Ended July 31, 2007(i)	18.12	0.18	4.65	4.83	(0.20)	–	–	(0.20)	22.75
Year Ended July 31, 2006(i)	15.01	0.12	3.12	3.24	(0.13)	–	–	(0.13)	18.12
Institutional Class Shares(f)(j)
Period Ended October 31, 2010(h)	11.32	0.06	1.17	1.23	–	–	–	–	12.55
Year Ended July 31, 2010(i)	10.87	0.07	0.44	0.51	(0.06)	–	–	(0.06)	11.32
Year Ended July 31, 2009(i)	19.08	0.11	(5.25)	(5.14)	(0.07)	(2.98)	(0.02)	(3.07)	10.87
Year Ended July 31, 2008(i)	22.55	0.29	(2.04)	(1.75)	(0.24)	(1.48)	–	(1.72)	19.08
Year Ended July 31, 2007(i)	17.97	0.21	4.61	4.82	(0.24)	–	–	(0.24)	22.55
Year Ended July 31, 2006(i)	14.88	0.15	3.10	3.25	(0.16)	–	–	(0.16)	17.97

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as "-" are $0 or round to $0

See accompanying notes to financial statements.

Annual Report 2010

46

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Institutional Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

10.96%	$1,052	0.98%	1.85%	1.04%	2.10%
4.47%	970	1.79%	0.21%	2.01%	128.99%
(22.32%)	1,248	1.83%	0.88%	2.08%	50.99%
(9.03%)	1,644	1.35%	1.10%	1.60%	52.32%
26.68%	1,221	1.35%	0.86%	1.60%	47.50%
21.65%	999	1.48%	0.68%	1.90%	46.18%

10.96%	168,422	0.95%	1.94%	1.00%	2.10%
4.71%	131,928	1.43%	0.53%	1.53%	128.99%
(22.21%)	79,264	1.55%	1.01%	1.65%	50.99%
(8.80%)	182,692	1.10%	1.32%	1.20%	52.32%
26.90%	246,057	1.10%	1.07%	1.20%	47.50%
21.90%	209,798	1.23%	1.15%	1.39%	46.18%

(f)	Pacific Capital International Stock Fund, a series of Pacific Capital Funds, was reorganized into Aberdeen International Equity Institutional Fund on July 12, 2010.
(g)	Formerly Class A shares.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	Historical net asset value and per share amounts have been restated to reflect conversion ratios in effect on the merger date of July 12, 2010.
(j)	Formerly Class Y shares.

2010 Annual Report

47

Notes to Financial Statements

October 31, 2010

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2010, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the four (4) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Institutional Fund (“Asia Bond Institutional Fund”)
–	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund (“Asia-Pacific (ex-Japan) Equity Institutional Fund”)
–	Aberdeen Emerging Markets Institutional Fund (“Emerging Markets Institutional Fund”)
–	Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)

The Emerging Markets Institutional Fund was created to acquire the assets and liabilities of the corresponding share classes of the Aberdeen Emerging Markets Fund, a series of the Advisor’s Inner Circle Fund II (the “Advisor’s Predecessor Fund”) effective November 24, 2009. For financial statement purposes, the Advisor’s Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the Advisor’s Predecessor Fund is included in the Emerging Markets Institutional Fund’s financial statements.

The following is a summary of the net assets that were exchanged and net asset value per share issued as of November 24, 2009:

	Shares Issued of the Emerging Markets Institutional Fund	Net Assets Converted from the Emerging Markets Institutional Predecessor Fund	Net Asset Value Per Shares Issued of the Emerging Markets Institutional Fund
Institutional Class	94,151,182	$1,085,228,599	$11.53

The Asia-Pacific (ex-Japan) Equity Institutional Fund commenced operations on November 16, 2009.

On July 12, 2010, the Asia-Pacific (ex-Japan) Equity Institutional Fund acquired the assets and assumed the liabilities of the New Asia Growth Fund, a series of Pacific Capital Funds (the “Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund”). The Asia-Pacific (ex-Japan) Equity Institutional Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund’s Class A, Class B, Class C and Class Y shares were exchanged for Institutional Service Class, Institutional Service Class, Institutional Service Class and Institutional Class shares of the Asia-Pacific (ex-Japan) Equity Institutional Fund, respectively.

The following is a summary of the net assets that were exchanged and net asset value per share issued as of July 12, 2010:

	Shares Issued of the Asia-Pacific (ex-Japan) Equity Institutional Fund	Net Assets Reorganized from the Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund	Net Asset Value Per Shares Issued of the Asia-Pacific (ex-Japan) Equity Institutional Fund
Class A	236,200	$2,419,793	$10.24
Class B	577	5,914	10.25
Class C	22,110	226,505	10.24
Class Y	7,009,568	71,839,336	10.25

Annual Report 2010

48

Notes to Financial Statements (continued)

October 31, 2010

On July 12, 2010, the International Equity Institutional Fund acquired the assets and assumed the liabilities of the International Stock Fund, a series of Pacific Capital Funds (the “International Equity Institutional Predecessor Fund”). The International Equity Institutional Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, the International Equity Institutional Fund assumed the July 31 fiscal year end of the International Equity Institutional Predecessor Fund and certain financial history of the International Equity Institutional Predecessor Fund is included in these financial statements. At the September 6, 2010 Board of Trustees meeting, the International Equity Institutional Fund’s fiscal year end and tax year end were changed to October 31, and as a result, shareholders of the International Equity Institutional Fund are receiving this audited shareholder report as of October 31, 2010.

In connection with the reorganization, the International Equity Institutional Predecessor Fund’s Class A, Class B, Class C and Class Y shares were converted into Institutional Service Class, Institutional Service Class, Institutional Service Class and Institutional Class shares of the International Equity Institutional Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of July 12, 2010:

	Shares Issued of the International Equity Institutional Fund	Net Assets Converted from the International Equity Institutional Predecessor Fund	Net Asset Value Per Shares Issued of the International Equity Institutional Fund
Class A	84,617	$929,345	$10.98
Class B	1,654	18,165	10.98
Class C	1,328	14,583	10.98
Class Y	8,015,491	87,998,355	10.98

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued or at the last sale price at the close of the exchange on which the security is principally traded or by application of a valuation factor by an independent pricing service to the last sales price as further discussed below. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds' investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close

2010 Annual Report

49

Notes to Financial Statements (continued)

October 31, 2010

of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a "subsequent event"). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds' equity securities that are traded on a foreign exchange or market which closes prior to the Funds' Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Funds' Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

The Funds are required to disclose information regarding the fair value measurements of a Fund's assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund's investments as of October 31, 2010:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3– Significant Unobservable Inputs ($)	Total ($)
Aberdeen Asia Bond Institutional Fund
Investments in Securities
Eurodollar Bonds	–	137,110,658	–	137,110,658
Residential Mortgage Backed Securities	–	4,187,539	–	4,187,539
Credit Linked Notes	–	36,459,242	–	36,459,242
Sovereign Bonds	–	292,442,106	–	292,442,106
Sovereign Agency	–	21,641,743	–	21,641,743
Short Term Investments	–	38,931,000	–	38,931,000
Other Financial Instruments
Forward Foreign Currency Contracts	–	3,396,212	–	3,396,212
Futures Contracts	(277,628)	–	–	(277,628)
Swaps	–	(6,375,310)	–	(6,375,310)

	(277,628)	527,793,190	–	527,515,562

Annual Report 2010

50

Notes to Financial Statements (continued)

October 31, 2010

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3– Significant Unobservable Inputs ($)	Total ($)
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
Investments in Securities
Common Stocks
Commercial Banks	1,409,144	68,685,864	–	70,095,008
Construction Materials	8,170	11,074,231	–	11,082,401
Information Technology Services	3,128,542	8,921,773	–	12,050,315
Insurance	4,858,860	13,148,853	–	18,007,713
Oil, Gas & Consumable Fuels	–	19,675,620	–	19,675,620
Semiconductors & Semiconductor Equipment	2,702,407	13,945,045	–	16,647,452
All Other	–	181,327,148	–	181,327,148
Preferred Stocks
Semiconductors & Semiconductor Equipment	–	13,253,492	–	13,253,492
Rights
Commercial Banks	485,560	–	–	485,560
Repurchase Agreement	–	10,827,000	–	10,827,000

	12,592,683	340,859,026	–	353,451,709

Aberdeen Emerging Markets Institutional Fund
Investments in Securities
Common Stocks
Beverages	80,992,250	–	–	80,992,250
Commercial Banks	131,588,317	357,954,876	–	489,543,193
Energy Equipment & Services	56,307,513	–	–	56,307,513
Food & Staples Retailing	30,013,008	164,495,133	–	194,508,141
Household Durables	2,204,078	–	–	2,204,078
Insurance	32,300,215	–	–	32,300,215
Multiline Retail	46,280,774	–	–	46,280,774
Oil, Gas & Consumable Fuels	73,889,550	142,189,594	–	216,079,144
Pharmaceuticals	16,209,512	101,427,567	–	117,637,079
Real Estate Management & Development	34,692,040	174,828,935	–	209,520,975
Software	25,094,250	–	–	25,094,250
Tobacco	47,964,201	–	–	47,964,201
Transportation Infrastructure	23,235,156	–	–	23,235,156
All Other	–	751,646,078	–	751,646,078
Preferred Stocks
Commercial Banks	90,525,344	–	–	90,525,344
Metals & Mining	112,822,710	–	–	112,822,710
Oil, Gas & Consumable Fuels	171,287,649	–	–	171,287,649
Semiconductors & Semiconductor Equipment	–	110,558,166	–	110,558,166
Rights
Commercial Banks	2,262,970	–	–	2,262,970
Repurchase Agreement	–	96,101,000	–	96,101,000

	977,669,537	1,899,201,349	–	2,876,870,886

2010 Annual Report

51

Notes to Financial Statements (continued)

October 31, 2010

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	LEVEL 3– Significant Unobservable Inputs ($)	Total ($)
Aberdeen International Equity Institutional Fund
Investments in Securities
Common Stocks
Energy Equipment & Services	5,419,044	–	–	5,419,044
Road & Rail	3,154,350	–	–	3,154,350
Semiconductors & Semiconductor Equipment	4,112,783	5,910,654	–	10,023,437
All Other	–	137,139,346	–	137,139,346
Preferred Stocks
Commercial Banks	4,473,040	–	–	4,473,040
Oil, Gas & Consumable Fuels	3,288,174	–	–	3,288,174
Semiconductors & Semiconductor Equipment	–	882,025	–	882,025
Rights
Commercial Banks	172,297	–	–	172,297
Repurchase Agreement	–	1,938,000	–	1,938,000

	20,619,688	145,870,025	–	166,489,713

*	For the period or year ended October 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the period or year ended October 31, 2010, as applicable. For detailed industry descriptions, see the accompanying Statements of Investments.

For the period or year ended October 31, 2010, as applicable, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is each Fund's policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure

Annual Report 2010

52

Notes to Financial Statements (continued)

October 31, 2010

where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. Their use allows the separation of decision making between markets and currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. During the year, forward contracts were primarily used to both neutralize the currency exposure of the Fund relative to its benchmark and to overlay active currency decisions.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging duration of their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as a net realized gain (loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the year, futures contracts were used to hedge the duration of the Fund against it’s benchmark and to manage the overall duration of the Fund.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Funds will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Funds, and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Funds record unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. During the year, swap contracts were used to manage the interest rate risks and raise efficiency of the portfolio.

2010 Annual Report

53

Notes to Financial Statements (continued)

October 31, 2010

Summary of Derivative Instruments

The Funds have adopted Accounting Standards Codification 815, “Derivatives and Hedging.” Each Fund may use derivatives for various purposes. For the year ended October 31, 2010, only Asia Bond Institutional Fund engaged in derivatives. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2010:

Asia Bond Institutional Fund

	Asset Derivatives		Liability Derivatives
	2010		2010
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$102,143	Unrealized depreciation on interest rate swaps	$4,677,011

Interest rate swaps (foreign exchange risk)	Unrealized appreciation on interest rate swaps	344,589	Unrealized depreciation on interest rate swaps	2,145,031

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward and spot foreign currency exchange contracts	9,768,317	Unrealized depreciation on forward and spot foreign currency exchange contracts	6,372,105

Futures contracts (market risk)*	Unrealized appreciation on futures contracts	593,273	Unrealized depreciation on futures contracts	870,901
Total		$10,808,322		$14,065,048

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended October 31, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments under Statement 133 (a)	Location of Gain or (Loss) on Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized In Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized In Income
	Net realized/unrealized gain from investments, futures, swaps and foreign currency transactions

Interest rate swaps (interest rate risk)		$1,210,451	$(3,744,202)

Interest rate swaps (foreign exchange risk)		(2,264,709)	(12,029,549)

Forward foreign exchange contracts (foreign exchange risk)		696,457	23,621
Futures contracts (market risk)		(991,204)	469,776
Total		$(1,349,005)	$(15,280,354)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the period and year ended October 31, 2010. During the year, the Fund added U.S. Treasury Futures short positions to hedge underlying U.S. Dollar bond exposures on declining credit spreads and rising interest rate concerns.

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

Annual Report 2010

54

Notes to Financial Statements (continued)

October 31, 2010

(e)	Credit-Linked Notes

The Asia Bond Institutional Fund may invest in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933, as amended. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(f)	Security Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(g)	Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid annually for all Funds, except the Asia Bond Institutional Fund, for which distributions from net investment income are declared and paid quarterly. For all Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital.

(h)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' taxable years 2006 to 2010 remain subject to examination by the Internal Revenue Service.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(j)	Earnings Credits

Each Fund's custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

2010 Annual Report

55

Notes to Financial Statements (continued)

October 31, 2010

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. The subadvisers manage the portion of the respective Fund’s investments and have the responsibility for making all investment decisions for the portion of the Fund's assets they manage. The Subadviser(s) for each Fund is as follows:

Fund	Subadviser
Asia Bond Institutional Fund	Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”)
Asia-Pacific (ex-Japan) Equity Institutional Fund	AAMAL*
Emerging Markets Institutional Fund	AAMAL and AAMISL**
International Equity Institutional Fund	AAMAL and AAMISL

*	Effective November 16, 2009, the commencement date of the Fund.
**	Effective November 23, 2009, the commencement date of the Fund.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Institutional Fund	On all assets	0.50%
Asia-Pacific (ex-Japan) Equity Institutional Fund	On all assets	1.00%
Emerging Markets Institutional Fund	On all assets	0.90%	***
International Equity Institutional Fund	On all assets	0.80%

***	The Advisor’s Predecessor Fund was also managed by Aberdeen before its reorganization on November 23, 2009. The Advisor’s Predecessor Fund paid Aberdeen a monthly fee based on average daily net assets of the Advisor’s Predecessor Fund. The contractual management fee paid by the Advisor’s Predecessor Fund to Aberdeen is identical to the contractual management fee paid by the Emerging Markets Institutional Fund to the Adviser. For the period November 1, 2009 to November 22, 2009, the Advisor’s Predecessor Fund paid $537,063 to Aberdeen in management fees.

Prior to July 12, 2010, the International Equity Institutional Fund was managed by the Asset Management Group of Bank of Hawaii (“Asset Management Group”). The International Equity Institutional Predecessor Fund paid Asset Management Group a fee of 0.45% of the average daily net assets of the Fund.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below:

Fund	Effective Through	Institutional Service Class Shares		Institutional Shares
Asia Bond Institutional Fund	7/20/11	0.65%		0.65%
Asia-Pacific (ex-Japan) Equity Institutional Fund	2/28/11	1.25%	*	1.25%	*
Emerging Markets Institutional Fund	11/23/11	0.95%	**	0.95%	**
International Equity Institutional Fund	7/20/11	0.95%		0.95%

*	Effective November 16, 2009.
**	Effective November 23, 2009. Prior to November 23, 2009, the Advisor had also contractually agreed to limit the expenses of the Advisor’s Predecessor Fund to 0.95% for the period through November 22, 2009.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to

Annual Report 2010

56

Notes to Financial Statements (continued)

October 31, 2010

the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2010, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, would be:

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/31/13)		Total
Asia Bond Institutional	$47,632	*	$241,501		$289,133
Asia-Pacific (ex-Japan) Equity Institutional	N/A		90,599	**	90,599
Emerging Markets Institutional(a)	N/A		1,664,469	***	1,664,469

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 16, 2009 to October 31, 2010.
***	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 23, 2009 to October 31, 2010.

(a)	For the period November 1, 2009 through November 22, 2009, the Advisor's Predecessor Fund received voluntary fee waivers totaling $37,285. These amounts are not subject to future repayment by the funds.

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)		Amount Fiscal Year 2010 (Expires 10/13/13)	Amount Period Ended October 31, 2010** (Expires 10/31/13)	Total
International Equity Institutional	$26,644	*	$103,243	$22,707	$152,594

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period July 20, 2009 to October 31, 2009.
**	The Fund changed its fiscal year end from July 31 to October 31.

(b)	Fund Administration

Under the terms of the Fund Administration agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board of Trustees. Effective June 1, 2010, for Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each Fund and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

Prior to June 1, 2010, the administration fee was a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below:

Combined Fee Schedule*
Up to $500 million	0.045%
$500 million up to $2 billion	0.030%
$2 billion or more	0.015%

*	The asset-based fees are subject to an annual minimum fee.

2010 Annual Report

57

Notes to Financial Statements (continued)

October 31, 2010

Prior to November 23, 2009, the Administrator of the Advisor’s Predecessor Fund, Aberdeen Emerging Markets Institutional, was SEI Investments Global Fund Services. SEI Investments Global Fund Services provided management and administrative services to the Advisor’s Predecessor Fund at an annual rate of:

Up to $250 million	0.100%
$250 million up to $500 million	0.090%
$500 million or more	0.085%

In addition, the Advisor’s Predecessor Fund was subject to a minimum annual administration fee of $125,000 and a minimum fee of $15,000 per additional class.

Prior to July 12, 2010, Bank of Hawaii acted as the administrator to the Asia-Pacific (ex-Japan) Equity Predecessor Fund and International Equity Institutional Predecessor Fund at an annual rate of 0.04% of the average daily net assets of the Funds for this service.

(c)	Sub-Administrator and Fund Accountant

Effective June 1, 2010, Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives fees as follows based on the combined average net assets of the Aberdeen registered and non-registered products: 0.05% on the first $4 billion, 0.04% on the next $4 billion; 0.03% on the next $2 billion and 0.02% thereafter. Of this calculated amount, Sub-Administration fees represent two-thirds of the calculated fee and this amount is paid directly to State Street by Aberdeen. Of the remaining one-third amount, the Funds pay their prorated portion, based on net assets, to State Street as Fund Accounting fees.

Prior to June 1, 2010, Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., served the Trust as Sub-Administrator pursuant to an agreement. For its services, Citi received an asset-based fee plus certain out-of-pocket expenses.

Citi also served the Trust as Fund Accountant. Under the Services Agreement with Citi, the Trust paid Citi an asset-based annual fee.

Prior to July 12, 2010, Citi also served as Sub-Administrator to the International Equity Institutional Predecessor Fund pursuant to an agreement among the Pacific Capital Funds, Bank of Hawaii and Citi. Citi received fees from the Pacific Capital Funds at the annual rate of 0.05% of the average daily net assets of the Pacific Capital Funds and $10,000 annually for providing additional regulatory services, plus out-of-pocket expenses. Citi also served the International Equity Institutional Predecessor Fund as Fund Accountant. Under the terms of the fund accounting agreement, Citi was entitled to receive fees and reimbursement for certain out-of-pocket expenses.

(d)	Transfer Agent

Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent and dividend disbursement agent services. For these services, the Trust pays Citi a per account fee.

Prior to July 12, 2010, Citi also served as Transfer Agent to the International Equity Institutional Predecessor Fund. Under the terms of the fund transfer agency agreements, Citi was entitled to receive fees and reimbursement for certain out-of-pocket expenses.

Prior to November 23, 2009, DST Systems, Inc. serves as transfer agent to the Advisor’s Predecessor Fund.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

Prior to July 12, 2010, Foreside Distribution Services L.P. served as principal underwriter and distributor to the International Equity Institutional Predecessor Fund pursuant to a distribution agreement.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Institutional Service Class shares of each of the Funds. Amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2010 are included in the Statements of Operations as “Other” and were as and were as follows:

Prior to November 23, 2009, SEI Investments Distribution Co. served as distributor to the Advisor’s Predecessor Fund.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the Asia Bond Institutional Fund). The redemption fee, if any, is paid directly to the applicable Fund and is

Annual Report 2010

58

Notes to Financial Statements (continued)

October 31, 2010

designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the period or year ended October 31, 2010, as applicable, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Institutional Class Shares	Institutional Service Class Shares
Asia Bond Institutional	$459	$–	*
Asia-Pacific (ex-Japan) Equity Institutional**	15,097	–
Emerging Markets Institutional	80,566	15,696	***
International Equity Institutional	1,076	–	****

*	Amounts shown are for the period January 5, 2010 to October 31, 2010.
**	Amounts shown are for the period November 16, 2009 to October 31, 2010.
***	Amount shown is for the period November 24, 2009 to October 31, 2010.
****	Amount shown is for the period February 26, 2010 to October 31, 2010.

For the period or year ended October 31, 2009, as applicable, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Institutional Class Shares	Institutional Service Class Shares
Asia Bond Institutional	$–	$–
Asia-Pacific (ex-Japan) Equity Institutional	–	–
Emerging Markets Institutional	11	–
International Equity Institutional	–	–

Amounts	listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the period or year ended October 31, 2010, as applicable, were as follows:

Fund	Purchases	Sales
Asia Bond Institutional	$402,019,495	$150,275,871
Asia-Pacific (ex-Japan) Equity Institutional	232,297,892	1,516,815
Emerging Markets Institutional	1,331,657,347	16,992,807
International Equity Institutional	27,160,760	3,095,818

6. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. A Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by a Fund.

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

2010 Annual Report

59

Notes to Financial Statements (continued)

October 31, 2010

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Recent Accounting Pronouncements

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures—Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end as well as further disclosures on inputs and valuation techniques used in measuring fair value for Level 2 and Level 3 securities. Since the adoption of the required disclosures, no Level 3 positions have been held. Disclosure of transfers between Level 1 and Level 2 can be found under Summary of Significant Accounting Principles.

9. Federal Tax Information

As of October 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Institutional	$504,016,540	$127,552,135	$(100,796,387)	$26,755,748
Asia-Pacific (ex-Japan) Equity Institutional	303,132,485	50,709,137	(389,913)	50,319,224
Emerging Markets Institutional	2,203,951,207	679,952,097	(7,032,418)	672,919,679
International Equity Institutional	145,378,674	21,283,093	(172,054)	21,111,039

The tax character of distributions paid during the period or year ended October 31, 2010 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Institutional	$6,541,271	$–	$6,541,271	$–	$–	$6,541,271
Asia-Pacific (ex-Japan) Equity Institutional	–	–	–	–	–	–
Emerging Markets Institutional	21,840,345	–	21,840,345	–	–	21,840,345
International Equity Institutional	–	–	–	–	–	–

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Institutional	$–	$–	$–	$–	$8,678,602	$8,678,602
Emerging Markets Institutional	2,948,237	5,016,962	7,965,199	–	–	7,965,199
International Equity Institutional (a)	393,187	–	393,187	–	–	393,187

(a)	These amounts are as of the fund’s former tax year ended 7/31/09.

Annual Report 2010

60

Notes to Financial Statements (continued)

October 31, 2010

As of October 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Institutional	$–	$27,811,194	$–	$27,811,194	$–	$(14,671,975)	$24,082,280	$37,221,499
Asia-Pacific (ex-Japan) Equity Institutional	–	3,167,887	–	3,167,887	–	–	49,440,430	52,608,317
Emerging Markets Institutional	–	27,263,445		27,263,445		(2,608,306)	668,865,988	693,521,127
International Equity Institutional	–	1,058,907	–	1,058,907	–	(21,973,335)	21,176,215	261,787

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2010, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Asia Bond Institutional	$11,233,264	2016
Asia Bond Institutional	3,438,711	2017
Emerging Markets Institutional	2,608,306	2017
International Equity Institutional	10,038,628	2015
International Equity Institutional	118,080	2016
International Equity Institutional	1,890,048	2017
International Equity Institutional	9,926,579	2018

Amounts listed as “–” are $0 or round to $0.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions and tax deferrals on wash sales. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia Bond Institutional	$ (4,774)	$21,834,613	$(21,829,839)
Asia-Pacific (ex-Japan) Equity Institutional	402,124	(65,120)	(337,004)
Emerging Markets Institutional	(3)	(1,742,392)	1,742,395
International Equity Institutional	(31,798,868)	463,981	31,334,887

10. Significant Shareholders

As of October 31, 2010, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Number of Account Owners
Asia Bond Institutional Fund	78.5%	1
Asia Pacific (ex-Japan) Equity Institutional Fund	23.8	2
Emerging Markets Institutional Fund	36.7	4
International Equity Institutional Fund	92.2	2

2010 Annual Report

61

Notes to Financial Statements (continued)

October 31, 2010

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2010.

At a meeting of the Board of Trustees held on December 7, 2010, the Board of Trustees approved: (i) an expense cap of 1.10% for Aberdeen Emerging Markets Institutional Fund, which will be effective November 24, 2011; (ii) an expense cap of 1.10% for Aberdeen International Equity Institutional Fund, which will be effective December 2, 2011; and (iii) an expense cap of 0.70% for Aberdeen Asia Bond Institutional Fund, which will be effective July 21, 2011.

12. Change in Independent Registered Public Accounting Firm (Unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Funds, other than International Equity Institutional Fund, for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Trustees engaged KPMG LLP, 1601 Market Street, Philadelphia, Pennsylvania 19103, to replace PwC as the independent registered public accounting firm for the Trust.

The report of the financial statements for the Funds for the fiscal year ended October 31, 2008 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Funds and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

13. Fund Merger

Effective July 12, 2010, the Asia-Pacific (ex-Japan) Equity Institutional Fund and International Equity Institutional Fund acquired all of the assets and assumed all of the liabilities of the Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund and the International Equity Institutional Predecessor Fund, respectively, pursuant to a plan of reorganization approved by the Board of Trustees on March 3, 2010. Each acquisition was accomplished by a tax-free exchange as follows:

5,696,336 shares of the New Asia Growth Fund, a series of Pacific Capital Funds, fair valued at $74,491,548 for 7,268,455 shares of the Asia-Pacific (ex-Japan) Equity Institutional Fund.

13,209,256 shares of the International Stock Fund, a series of Pacific Capital Funds, fair valued at $88,960,448 for 8,103,090 shares of the International Equity Institutional Fund.

The investment portfolio and cash of the Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund, with a fair value of $74,491,548 and identified cost of $60,472,891, and the investment portfolio and cash of the International Equity Institutional Predecessor Fund, with a fair value of $88,960,448 and identified cost of $90,308,507, were the principal assets acquired by the Asia-Pacific (ex-Japan) Equity Institutional Fund and International Equity Institutional Fund, respectively. For financial reporting purposes, assets received and shares issued by the Asia-Pacific (ex-Japan) Equity Institutional Fund and the International Equity Institutional Fund, respectively, were recorded at value; however, the cost basis of the investments received from each of the Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund and the International Equity Institutional Predecessor Fund was carried forward to align ongoing reporting of the Asia-Pacific (ex-Japan) Equity Institutional Fund's and International Equity Institutional Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Asia-Pacific (ex-Japan) Equity Institutional Fund and International Equity Institutional Fund acquired capital loss carryovers of $0 and $75,159,575 from the Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund and the International Equity Institutional Predecessor Fund, respectively. Immediately prior to the merger, the net assets of the Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund and International Equity Institutional Predecessor Fund were $74,491,548 and $88,960,448, respectively.

Assuming that the Asia-Pacific (ex-Japan) Equity Institutional merger had been completed on November 1, 2009 and the International Equity Institutional merger had been completed on August 1, 2009, the Asia-Pacific (ex-Japan) Equity Institutional and International Equity Institutional pro forma results of operations for the years ended October 31, 2010 and July 31, 2010, respectively are as follows:

	Asia-Pacific (ex-Japan) Equity Institutional Fund	International Equity Institutional Fund
Net investment income	$3,915,438	$1,687,522
Net realized and unrealized gain on investments	62,375,452	5,373,729
Net increase in net assets resulting from operations	66,290,890	7,061,251

Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of the Asia-Pacific (ex-Japan) Equity Institutional Predecessor Fund and the International Equity Institutional Predecessor Fund that have been reflected in the statements of operations since July 12, 2010 for the Asia-Pacific (ex-Japan) Equity Institutional Fund and International Equity Institutional Fund, respectively.

Annual Report 2010

62

Notes to Financial Statements (continued)

October 31, 2010

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	New Asia Growth Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund
Net Assets:
Class A/Institutional Service Class	$2,419,793	$1,025	$2,653,237
Class B/Institutional Service Class	5,914	–	–
Class C/Institutional Service Class	226,505	–	–
Class Y/Institutional Class	71,839,336	171,397,635	243,236,971
Shares Outstanding:
Class A/Institutional Service Class	190,019	100	258,987
Class B/Institutional Service Class	512	–	–
Class C/Institutional Service Class	19,737	–	–
Class Y/Institutional Class	5,486,068	16,723,838	23,733,406
Net Asset Value per Share:
Class A/Institutional Service Class	$12.73	$10.24	$10.24
Class B/Institutional Service Class	11.54	–	–
Class C/Institutional Service Class	11.48	–	–
Class Y/Institutional Class	13.09	10.25	10.25
Net unrealized appreciation/(depreciation)	$2,764,889	$6,973,015	$9,737,904
Accumulated net realized gain/(loss)	730,994	(126,037)	(126,037)
	Before Reorganization		After Reorganization
	International Stock Fund	Aberdeen International Equity Institutional Fund	Aberdeen International Equity Institutional Fund
Net Assets:
Class A/Institutional Service Class	$929,345	$1,014	$963,107
Class B/Institutional Service Class	18,165	–	–
Class C/Institutional Service Class	14,583	–	–
Class Y/Institutional Class	87,998,355	34,234,304	122,232,659
Shares Outstanding:
Class A/Institutional Service Class	141,872	92	147,440
Class B/Institutional Service Class	3,033	–	–
Class C/Institutional Service Class	2,443	–	–
Class Y/Institutional Class	13,061,908	3,118,313	16,180,221
Net Asset Value per Share:
Class A/Institutional Service Class	$6.55	$10.98	$10.98
Class B/Institutional Service Class	5.99	–	–
Class C/Institutional Service Class	5.97	–	–
Class Y/Institutional Class	6.74	10.98	10.98
Net unrealized appreciation/(depreciation)	$3,522,706	$282,606	$3,805,312
Accumulated net realized gain/(loss)	(54,319,952)	(75,044,248)	(54,319,952)

2010 Annual Report

63

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia Bond Institutional Fund, the Aberdeen Emerging Markets Institutional Fund and the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund, as of October 31, 2010, and the related statements of operations for the year or period then ended and statements of changes in net assets and the financial highlights for each of the years or periods in the two year period then ended. We have also audited the statement of assets and liabilities, including the statements of investments, of the Aberdeen International Equity Institutional Fund, as of October 31, 2010 and the related statements of operations for the period from August 1, 2010 to October 31, 2010 and the year ended July 31, 2010 and the statements of changes in net assets for the period from August 1, 2010 to October 31, 2010 and for each of the years in the two year period ended July 31, 2010 and the financial highlights for the period from August 1, 2010 to October 31, 2010 and for each of the years in the five year period ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three year period ended October 31, 2008, of the Aberdeen Asia Bond Institutional Fund were audited by other auditors. Those auditors also expressed an unqualified opinion on those financial highlights in their report dated December 29, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2010, the results of their operations, changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2010

Annual Report 2010

64

Other Tax Information (Unaudited)

For the period ended October 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2010 Form 1099-DIV.

For the year ended October 31, 2010, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Aberdeen Asia Bond Institutional Fund	0.00%
Aberdeen Asia Pacific (ex-Japan) Institutional Fund	76.29%
Aberdeen Emerging Markets Institutional Fund	100.00%
Aberdeen International Equity Institutional Fund	80.94%

2010 Annual Report

65

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2010 and continued to hold your shares at the end of the reporting period, October 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Annual Report 2010

66

Shareholder Expense Examples (Concluded) (Unaudited)

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2010	Actual Ending Account Value, October 31, 2010	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Institutional Fund	Institutional Service Class	$1,000.00	$1,046.30	$1,021.93	$3.35	$3.31	0.65%
	Institutional Class	1,000.00	1,046.30	1,021.93	3.35	3.31	0.65%
Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund	Institutional Service Class	1,000.00	1,141.10	1,019.00	6.64	6.26	1.23%
	Institutional Class	1,000.00	1,142.00	1,019.00	6.64	6.26	1.23%
Aberdeen Emerging Markets Institutional Fund	Institutional Service Class	1,000.00	1,164.60	1,020.42	5.18	4.84	0.95%
	Institutional Class	1,000.00	1,163.90	1,020.42	5.18	4.84	0.95%
Aberdeen International Equity Institutional Fund	Institutional Service Class[2]	1,000.00	1,039.00	1,020.27	5.04	4.99	0.98%
	Institutional Class[2]	1,000.00	1,039.30	1,020.42	4.88	4.84	0.95%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Information shown reflects values using the expense ratios and rates of return for the period August 1, 2010 (commencement of operations) to October 31, 2010.

2010 Annual Report

67

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 9, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”); and (ii) AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAMISL are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board receives a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures, and also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of

Annual Report 2010

68

Supplemental Information (Unaudited) (continued)

investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its familiarity with management through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the each of the Funds only upon their reorganizations (except for the Aberdeen Asia-Pacific (ex-Japan) Institutional Equity Fund which commenced operations in November 2009), and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund:

Aberdeen Asia Bond Institutional Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the for the 1- year period.

Aberdeen Emerging Markets Institutional Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1- year period.

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund. The Board noted that the Fund recently commenced operations on November 16, 2009, and that the Fund was in the 2nd quintile of its peer group for the first quarter of 2010.

After reviewing these and related factors, the Board concluded that each Fund’s overall performance was satisfactory and supported the renewal of the Agreements.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s advisory fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Asia Bond Institutional Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

Aberdeen Emerging Markets Institutional Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

2010 Annual Report

69

Supplemental Information (Unaudited) (concluded)

Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2010

70

Management of the Funds (Unaudited)

As of October 31, 2010

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC.; Director and Chairman (1995–present), Aberdeen Asset Management Inc.; Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc.; Director (1991–present), Aberdeen Asset Management Asia Limited; and Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to a privately owned pharmaceutical company. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Chairman of the Board of Trustees of Aberdeen Funds. He also previously served as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board), Aberdeen Global Income Fund (Chairman of the Board) and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.

2010 Annual Report

71

Management of the Funds (Unaudited) (continued)

As of October 31, 2010

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC (water purification technology development) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Director of Macquarie AIR-serv Holding, Inc. (Automotive Services) since 2006, Director of Smarte Carte, Inc. (Airport Services) from 2007 until 2010, and was Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc. and Aberdeen Global Income Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc., a London/Montreal-based independent investment research and consultancy firm, specializing in providing top-down global asset allocation ideas to investment managers around the world, since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pa 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2010

72

Management of the Funds (Unaudited) (continued)

As of October 31, 2010

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Gary Marshall Aberdeen Asset Management Limited 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007), Chief Compliance Officer (Since September 2010)	Currently, Director, Vice President and Head of Legal–Americas for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003–2006).
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management, Inc. Mr. O’Neill joined Aberdeen Asset Management inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Investor Services for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000–2007.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product and Vice-President for Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

2010 Annual Report

73

Management of the Funds (Unaudited) (concluded)

As of October 31, 2010

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer (Since December 2009)

Currently, Fund Accounting Manager for Aberdeen Asset

Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Paul Griffiths** Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global Head of Fixed Income for Aberdeen Asset Management PLC following the acquisition of the Credit Suisse Asset Management business in July 2009. Mr. Griffiths was Chief Investment Officer and Head of Fixed Income at Credit Suisse Asset Management since .
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the fixed income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2008)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000–2007).

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Mr. Sullivan, Ms. Greenstein, Ms. Kennedy, Ms. Melia, Ms. Nichols, Ms. Sitar and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

Annual Report 2010

74

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President

Jennifer Nichols, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0265-1210

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, no amendments were made to the provisions of the Code of Ethics and the registrant did not grant any waivers, including an implicit waiver, from any provision of the of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. John F. Solan is the “audit committee financial expert” and is considered to be “independent,” as each term is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		Current Year^		Previous Year^^
(a)	Audit Fees	$447,500		$358,000
(b)	Audit-Related Fees	$—		$8,000	*
(c)	Tax Fees	$164,471	**	$132,000	***
(d)	All Other Fees	$—		$—

^	Current year fees are fees in the fiscal year period from November 1, 2009 through October 31, 2010.
^^	Previous year fees are fees in the fiscal year period from November 1, 2008 through October 31, 2009.
*	Audit-related fees of $8,000 relate to audit services provided to the Funds in connection with agreed upon procedures related to Funds reorganizations.
**	Tax fees of $24,000 related to the preparation of tax returns and $140,471 related to tax services provided in connection with the preparation and review of tax returns.
***	Tax fees of $132,000 relate to tax services provided in connection with the preparation and review of tax returns.

(e)(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Committee to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”), and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board (“ISB”) Standard No. 1. ISB No. 1 generally requires the auditor to annually: (1) disclose to the Committee all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm that, in its professional judgment, it is independent of the Trust within SEC regulations; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) Not applicable

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and Service Affiliates for the registrant’s fiscal year ended October 31, 2010 were $70,500 and October 31, 2009 were $20,000.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as a part of the Report to Stockholders under Item 1.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)	/S/ GARY MARSHALL
Gary Marshall, President

Date January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ GARY MARSHALL
Gary Marshall, President

Date January 7, 2011

By (Signature and Title)	/S/ ANDREA MELIA
Andrea Melia, Treasurer

Date January 7, 2011